As filed with the Securities and Exchange Commission on February 26, 2021

1933 Act File No. 033-57986

1940 Act File No. 811-07470

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No. ____	☐
Post-Effective Amendment No. 100	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 101	☒
(Check appropriate box or boxes.)

CARILLON SERIES TRUST

(Exact name of Registrant as Specified in Charter)

880 Carillon Parkway

St. Petersburg, FL 33716

(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code: (727) 567-8143

SUSAN L. WALZER, PRINCIPAL EXECUTIVE OFFICER

880 Carillon Parkway

St. Petersburg, FL 33716

(Name and Address of Agent for Service)

Copy to:

KATHY KRESCH INGBER, ESQ.

K&L Gates LLP

1601 K Street, NW

Washington, D.C. 20006-1600

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☒	on March 1, 2021 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Carillon Mutual Funds

Prospectus | March 1, 2021

Equity Funds	Class A	Class C	Class I	Class Y	Class R-3	Class R-5	Class R-6
Carillon ClariVest Capital Appreciation Fund	HRCPX	HRCCX	HRCIX	HRCYX	HRCLX	HRCMX	HRCUX
Carillon ClariVest International Stock Fund	EISAX	EISDX	EISIX	EISYX	EISRX	EISSX	EISVX
Carillon Eagle Growth & Income Fund	HRCVX	HIGCX	HIGJX	HIGYX	HIGRX	HIGSX	HIGUX
Carillon Eagle Mid Cap Growth Fund	HAGAX	HAGCX	HAGIX	HRAYX	HAREX	HARSX	HRAUX
Carillon Eagle Small Cap Growth Fund	HRSCX	HSCCX	HSIIX	HSRYX	HSRRX	HSRSX	HSRUX
Carillon Scout International Fund	CSIGX	CSIHX	UMBWX	CSIZX	CSIQX	CSIUX	CSIWX
Carillon Scout Mid Cap Fund	CSMEX	CSMFX	UMBMX	CSMZX	CSMRX	CSMSX	CSMUX
Carillon Scout Small Cap Fund	CSSAX	CSSJX	UMBHX	CSSWX	CSSQX	CSSSX	CSSVX

Fixed Income Funds	Class A	Class C	Class I	Class Y	Class R-3	Class R-5	Class R-6
Carillon Reams Core Bond Fund	CRCBX	CRCDX	SCCIX	SCCYX	CRCQX	CRCSX	CRCUX
Carillon Reams Core Plus Bond Fund	SCPDX	SCPEX	SCPZX	SCPYX	SCPUX	SCPVX	SCPWX
Carillon Reams Unconstrained Bond Fund	SUBDX	SUBEX	SUBFX	SUBYX	SUBRX	SUBSX	SUBTX

As of January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the funds’ shareholder reports are no longer sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund or your financial intermediary electronically by going to carillontower.com/eDelivery.

You may elect to receive all future reports in paper free of charge. You can inform a fund that you wish to continue receiving paper copies of your shareholder reports by calling 800.421.4184, or you may directly inform your financial intermediary of your wish. A notice that will be mailed to you each time a report is posted will also include instructions for informing a fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper from a fund will apply to all funds held with the Carillon Mutual Funds or your financial intermediary, as applicable.

These securities have not been approved or disapproved by the Securities and Exchange Commission (“Commission”), nor has the Commission passed upon the accuracy or adequacy of the Funds’ Prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

Summaries

Carillon Mutual Funds

SUMMARY OF CARILLON CLARIVEST CAPITAL APPRECIATION FUND    |    3.1. 2 0 2 1

Investment objective | The Carillon ClariVest Capital Appreciation Fund (“Capital Appreciation Fund” or the “fund”) seeks long-term capital appreciation.

Fees and expenses of the fund | The tables that follow describe the fees and expenses that you may pay if you buy, hold and sell shares of the Capital Appreciation Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Class A shares of the Carillon Family of Funds. More information about these and other discounts, including through specific financial intermediaries, is available from your financial professional, on page 97 of the fund’s Prospectus and on page 52 of the fund’s Statement of Additional Information. Although the fund does not impose any sales charge on Class I shares, you may pay a commission to your broker on your purchases and sales of those shares, which is not reflected in the tables or Example below.

Shareholder fees (fees paid directly from your investment):

	Class A	Class C	Class I	Class Y	Class R-3	Class R-5	Class R-6

Maximum Sales Charge Imposed on Purchases (as a % of offering price)	4.75%	None	None	None	None	None	None

Maximum Deferred Sales Charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None (a)	1.00% (a)	None	None	None	None	None

Redemption Fee	None	None	None	None	None	None	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment):

	Class A	Class C	Class I	Class Y	Class R-3	Class R-5	Class R-6

Management Fees	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%

Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%	0.25%	0.50%	0.00%	0.00%

Other Expenses	0.30%	0.29%	0.29%	0.77%	0.46%	0.30%	0.19%

Total Annual Fund Operating Expenses	1.15%	1.89%	0.89%	1.62%	1.56%	0.90%	0.79%

Fee Waiver and/or Expense Reimbursement (b)	(0.15)%	(0.14)%	(0.19)%	(0.62)%	(0.31)%	(0.20)%	(0.19)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.00%	1.75%	0.70%	1.00%	1.25%	0.70%	0.60%

(a) If you purchased $1,000,000 or more of Class A shares of a Carillon mutual fund that were not otherwise eligible for a sales charge waiver and sell the shares within 18 months from the date of purchase, you may pay up to a 1% contingent deferred sales charge at the time of sale. If you sell Class C shares less than one year after purchase, you will pay a 1% CDSC at the time of sale.

(b) Carillon Tower Advisers, Inc. (“Carillon”) has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of the fund to the extent that annual operating expenses of each class exceed a percentage of that class’ average daily net assets through February 28, 2022 as follows: Class A – 1.00%, Class C – 1.75%, Class I – 0.70%, Class Y – 1.00%, Class R-3 – 1.25%, Class R-5 – 0.70%, and Class R-6 – 0.60%. This expense limitation excludes interest, taxes, brokerage commissions, costs relating to investments in other investment companies (acquired fund fees and expenses), dividends, and extraordinary expenses. The contractual fee waiver can be changed only with the approval of a majority of the fund’s Board of Trustees. Any reimbursement of fund expenses or reduction in Carillon’s investment advisory fees is subject to reimbursement by the fund within the following two fiscal years, if overall expenses fall below the lesser of its then-current expense cap or the expense cap in effect at the time of the fee reimbursement.

Expense example | This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same, except that the example reflects the fee waiver/expense reimbursement arrangement for each share class through February 28, 2022. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	Year 1	Year 3	Year 5	Year 10
Class A	$572	$809	$1,064	$1,793
Class C	$278	$580	$1,008	$2,200
Class I	$72	$265	$474	$1,079
Class Y	$102	$450	$823	$1,870
Class R-3	$127	$462	$821	$1,830
Class R-5	$72	$267	$479	$1,089
Class R-6	$61	$233	$420	$960

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Carillon Mutual Funds

SUMMARY OF CARILLON CLARIVEST CAPITAL APPRECIATION FUND    |    3.1. 2 0 2 1

Portfolio turnover | The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 31% of the average value of its portfolio.

Principal investment strategies | During normal market conditions, the Capital Appreciation Fund seeks to achieve its objective by investing at least 65% of its net assets in common stocks of companies that have the potential for attractive long-term growth in earnings, cash flow and total worth of the company. In addition, the portfolio management team prefers to purchase stocks that appear to be underpriced in relation to the company’s long-term growth fundamentals. The strategy of the fund’s portfolio management team is based upon systematic analysis of fundamental and technical factors, significantly aided by a quantitative process. The fund typically invests in the stocks of large- and mid-capitalization companies, but may invest in the stocks of companies of any size without regard to market capitalization. Although the portfolio management team generally does not emphasize investment in any particular investment sector or industry, the fund may invest a significant portion of its assets in the securities of companies in the information technology sector at any given time. The fund may sell securities when they no longer meet the portfolio management team’s investment criteria.

The fund may lend its securities to broker-dealers and other financial institutions to earn additional income.

Principal risks | The greatest risk of investing in the fund is that you could lose money. The fund invests primarily in common stocks whose values may increase and decrease in response to the activities of the companies that issued such stocks, general market conditions and/or economic conditions. As a result, the fund’s net asset value (“NAV”) may also increase and decrease. An investment in the fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investments in the fund are subject to the following primary risks. The most significant risks of investing in the fund as of the date of this Prospectus are listed first below, followed by the remaining risks in alphabetical order. Each risk summarized below is considered a “principal risk” of investing in the fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

•	Equity securities are subject to market risk. The fund may invest in the following equity securities, which may expose the fund to the following additional risks:

Common stocks. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company;

•

Growth stock risk is the risk of a growth company not providing an expected earnings increase or dividend yield. When these expectations are not met, the prices of these stocks may decline, even if earnings showed an absolute increase. If a growth investment style shifts out of favor based on market conditions and investor sentiment, the fund could underperform funds that use a value or other non-growth approach to investing or have a broader investment style;

•

Market risk is the risk that markets may at times be volatile, and the values of the fund’s holdings may decline, sometimes significantly and/or rapidly, because of adverse issuer-specific conditions or general market conditions, including a broad stock market decline, which are not specifically related to a particular issuer. These conditions may include real or perceived adverse political, regulatory, market, economic or other developments, such as natural disasters, public health crises, pandemics, changes in federal, state or foreign government policies, regional or global economic instability (including terrorism and geopolitical risks) and interest and currency rate fluctuations. These and other conditions may cause broad changes in market value, the general outlook for corporate earnings, public perceptions concerning these developments or adverse investment sentiment generally. Changes in the financial condition of a single issuer, industry or market segment also can impact the market as a whole. In addition, adverse market events may lead to increased redemptions, which could cause the fund to experience a loss when selling securities to meet redemption requests by shareholders. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Conversely, it is also possible that, during a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Changes in value may be temporary or may last for extended periods. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Recent market events risk includes risks arising from current and recent circumstances impacting markets. The impact of the COVID-19 pandemic has been rapidly evolving, and it has resulted, and may continue to result, in significant disruptions to business operations, travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruptions of and delays in healthcare service preparation and delivery, prolonged quarantines and stay-at-home orders, cancellations, supply chain disruptions, widespread business closures and layoffs, service and event cancellations, reductions and other changes, and lower consumer demand, as well as general concern and uncertainty that has negatively affected the global economy. The Board of Governors of the Federal Reserve System (also known as “the Fed”) has taken and may continue to take numerous measures to address the economic impact of the COVID-19 pandemic, such as the reduction of the federal funds target rate and the introduction of several credit and liquidity facilities, and the U.S. federal government has taken and may continue to take steps to stimulate the U.S. economy, including adopting stimulus packages targeted at large parts of the economy. The effect of these and other efforts may not be known for some time, and it is not known whether and to what extent they will be successful.

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Carillon Mutual Funds

SUMMARY OF CARILLON CLARIVEST CAPITAL APPRECIATION FUND    |    3.1. 2 0 2 1

Decisions by the Fed regarding interest rate and monetary policy continue to have a significant impact on securities prices as well as the overall strength of the U.S. economy. Future legislative, regulatory and policy changes may impact current international trade deals, result in changes to prudential regulation of certain players in the financial market, and provide significant new investments in infrastructure, the environment, or other areas. A rise in protectionist trade policies, slowing global economic growth, risks associated with ongoing trade negotiations with China, risks associated with the United Kingdom’s departure from the European Union on December 31, 2020, and a trade agreement between the United Kingdom and the European Union, and the possibility of changes to some international trade agreements, could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time. Interest rates have been unusually low in recent years in the U.S. and abroad and are currently at historic lows. Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change;

•

Large cap company risk arises because large-cap companies may be less responsive to competitive challenges and opportunities, and may be unable to attain high growth rates, relative to smaller companies;

•

Mid-cap company risk arises because mid-cap companies may have narrower commercial markets, limited managerial and financial resources, more volatile performance, and less liquid stock, compared to larger, more established companies;

•

Quantitative strategy risk is the risk that the success of the fund’s investment strategy may depend in part on the effectiveness of the sub-adviser’s quantitative tools for screening securities. These strategies may incorporate factors that may not be predictive of a security’s value. The sub-adviser’s stock selection can be adversely affected if it relies on insufficient, erroneous or outdated data or flawed models or computer systems;

•

Sector risk is the risk associated with the fund holding a core portfolio of stocks invested in similar businesses, all of which could be affected by similar economic or market conditions. As the fund’s portfolio changes over time, the fund’s exposure to a particular sector may become higher or lower.

Information technology sector risk is the risk that products of information technology companies may face rapid product obsolescence due to technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Failure to introduce new products, develop and maintain a loyal customer base or achieve general market acceptance for their products could have a material adverse effect on a company’s business. Companies in the information technology sector are heavily dependent on intellectual property and the loss of patent, copyright and trademark protections may adversely affect the profitability of these companies; and

•

Securities lending risk is the risk that, if the fund lends its portfolio securities and receives collateral in the form of cash that is reinvested in securities, those securities may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the fund’s ability to vote proxies or to settle transactions and there may be a loss of rights in the collateral should the borrower fail financially.

Performance | The bar chart that follows illustrates annual fund returns for the periods ended December 31. The table that follows compares the fund’s returns for various periods with benchmark returns. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the fund’s Class I share performance from one year to another. Each of the fund’s share classes is invested in the same portfolio of securities, and the annual returns would have differed only to the extent that the classes do not have the same sales charges and expenses. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. To obtain more current performance data as of the most recent month-end, please visit our website at carillontower.com.

During 10 year period (Class I shares):

	Return	Quarter Ended

Best Quarter	27.28%	June 30, 2020

Worst Quarter	(17.24)%	December 31, 2018

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Carillon Mutual Funds

SUMMARY OF CARILLON CLARIVEST CAPITAL APPRECIATION FUND    |    3.1. 2 0 2 1

Average annual total returns (for the periods ended December 31, 2020):

Fund return (after deduction of sales charges and expenses)

Share Class	Inception Date	1-yr	5-yr	10-yr	Lifetime (if less than 10 yrs)

Class I – Before Taxes	3/21/06	29.31%	16.96%	15.14%

After Taxes on Distributions		25.38%	14.96%	13.16%

After Taxes on Distributions and Sale of Fund Shares		20.13%	13.30%	12.13%

Class A – Before Taxes	12/12/85	22.80%	15.47%	14.24%

Class C – Before Taxes	4/3/95	27.95%	15.71%	13.94%

Class Y – Before Taxes	11/20/17	28.91%			16.57%

Class R-3 – Before Taxes	9/12/07	28.62%	16.28%	14.45%

Class R-5 – Before Taxes	10/2/06	29.29%	16.96%	15.13%

Class R-6 – Before Taxes	7/31/15	29.46%	17.09%		15.49%

Index (reflects no deduction for fees, expenses or taxes)

	1-yr	5-yr	10-yr	Lifetime (From the inception date of Class Y Shares)	Lifetime (From the inception date of Class R-6 Shares)

Russell 1000® Growth Index (Lifetime period is measured from the inception date of Class I shares)	38.49%	21.00%	17.21%	23.18%	18.85%

After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) plan or individual retirement account (“IRA”). After-tax returns are shown for Class I only and after-tax returns for Class A, Class C, Class Y, Class R-3, Class R-5, and Class R-6 will vary. The return after taxes on distributions and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

Investment Adviser | Carillon Tower Advisers, Inc. is the fund’s investment adviser.

Sub-adviser | ClariVest Asset Management LLC (“ClariVest”) serves as the sub-adviser to the fund.

Portfolio Managers | David J. Pavan, CFA®, Ed Wagner, CFA®, C. Frank Feng, Ph.D., and Todd N. Wolter, CFA® are Portfolio Co-Managers of the fund. Mr. Pavan, Dr. Feng, Mr. Wagner and Mr. Wolter are jointly and primarily responsible for the day-to-day management of the fund. Messrs. Pavan, Feng, and Wagner have been Portfolio Co-Managers of the fund since 2013. Mr. Wolter has served as the fund’s Portfolio Co-Manager since February 2019.

Purchase and sale of fund shares | You may purchase, redeem, or exchange Class A, C, I and Y shares of the fund on any business day through your financial intermediary, by mail at Carillon Family of Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701 (for regular mail) or 615 East Michigan Street, Third Floor, Milwaukee, WI, 53202 (for overnight service), or by telephone (800.421.4184). In Class A and Class C shares, the minimum purchase amount is $1,000 for regular accounts, $500 for retirement accounts and $50 through a periodic investment program, with a minimum subsequent investment plan of $50 per month. In Class Y shares, the minimum purchase amount is $1,000 for regular accounts, $100 for retirement

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Carillon Mutual Funds

SUMMARY OF CARILLON CLARIVEST CAPITAL APPRECIATION FUND    |    3.1. 2 0 2 1

accounts and $100 through a periodic investment program, with a minimum subsequent investment plan of $50 per month. The minimum initial purchase for Class I shares is $10,000, while fee-based plan sponsors set their own minimum requirements. Class R-3, Class R-5 and Class R-6 shares can only be purchased through a participating retirement plan and the minimum initial purchase for Class R-3, Class R-5 and Class R-6 shares is set by the plan administrator.

Tax information | The dividends you receive from the fund will be taxed as ordinary income or net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case you may be subject to federal income tax on withdrawals from the arrangement.

Payments to broker-dealers and other financial intermediaries | If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Carillon Mutual Funds

SUMMARY OF CARILLON CLARIVEST INTERNATIONAL STOCK FUND    |    3.1. 2 0 2 1

Investment objective | The Carillon ClariVest International Stock Fund (“International Stock Fund” or the “fund”) seeks capital appreciation.

Fees and expenses of the fund | The tables that follow describe the fees and expenses that you may pay if you buy, hold and sell shares of the International Stock Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Class A shares of the Carillon Family of Funds. More information about these and other discounts, including through specific financial intermediaries, is available from your financial professional, on page 97 of the fund’s Prospectus and on page 52 of the fund’s Statement of Additional Information. Although the fund does not impose any sales charge on Class I shares, you may pay a commission to your broker on your purchases and sales of those shares, which is not reflected in the tables or Example below.

Shareholder fees (fees paid directly from your investment):

	Class A	Class C	Class I	Class Y	Class R-3	Class R-5	Class R-6

Maximum Sales Charge Imposed on Purchases (as a % of offering price)	4.75%	None	None	None	None	None	None

Maximum Deferred Sales Charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None (a)	1.00% (a)	None	None	None	None	None

Redemption Fee	None	None	None	None	None	None	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment):

	Class A	Class C	Class I	Class Y	Class R-3	Class R-5	Class R-6

Management Fees	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%

Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%	0.25%	0.50%	0.00%	0.00%

Other Expenses (b)	3.96%	4.04%	3.93%	4.78%	4.06%	5.94%	3.96%

Total Annual Fund Operating Expenses	4.91%	5.74%	4.63%	5.73%	5.26%	6.64%	4.66%

Fee Waiver and/or Expense Reimbursement (c)	(3.45)%	(3.54)%	(3.48)%	(4.27)%	(3.56)%	(5.48)%	(3.61)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.46%	2.20%	1.15%	1.46%	1.70%	1.16%	1.05%

(a) If you purchased $1,000,000 or more of Class A shares of a Carillon mutual fund that were not otherwise eligible for a sales charge waiver and sell the shares within 18 months from the date of purchase, you may pay up to a 1% contingent deferred sales charge at the time of sale. If you sell Class C shares less than one year after purchase, you will pay a 1% CDSC at the time of sale.

(b) Other Expenses may include Acquired Fund Fees and Expenses of up to 0.01%. Accordingly, the Total Annual Fund Operating Expenses may not correlate to the ratio of expenses to average net assets provided in the fund’s Financial Highlights table, which reflects the operating expenses of the fund and does not include Acquired Fund Fees and Expenses.

(c) Carillon Tower Advisers, Inc. (“Carillon”) has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of the fund to the extent that annual operating expenses of each class exceed a percentage of that class’ average daily net assets through February 28, 2022 as follows: Class A – 1.45%, Class C – 2.20%, Class I – 1.15%, Class Y – 1.45%, Class R-3 – 1.70%, Class R-5 – 1.15%, and Class R-6 – 1.05%. This expense limitation excludes interest, taxes, brokerage commissions, costs relating to investments in other investment companies (acquired fund fees and expenses), dividends, and extraordinary expenses. The contractual fee waiver can be changed only with the approval of a majority of the fund’s Board of Trustees. Any reimbursement of fund expenses or reduction in Carillon’s investment advisory fees is subject to reimbursement by the fund within the following two fiscal years, if overall expenses fall below the lesser of its then-current expense cap or the expense cap in effect at the time of the fee reimbursement.

Expense example | This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same, except that the example reflects the fee waiver/expense reimbursement arrangement for each share class through February 28, 2022. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	Year 1	Year 3	Year 5	Year 10
Class A	$617	$1,586	$2,557	$4,992
Class C	$323	$1,395	$2,549	$5,360
Class I	$117	$1,082	$2,055	$4,517
Class Y	$149	$1,327	$2,487	$5,316

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Carillon Mutual Funds

SUMMARY OF CARILLON CLARIVEST INTERNATIONAL STOCK FUND    |    3.1. 2 0 2 1

Share Class	Year 1	Year 3	Year 5	Year 10
Class R-3	$173	$1,257	$2,335	$5,006
Class R-5	$118	$1,475	$2,787	$5,884
Class R-6	$107	$1,079	$2,058	$4,534

Portfolio turnover | The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 54% of the average value of its portfolio.

Principal investment strategies | The International Stock Fund invests, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of companies economically tied to countries outside of the U.S. Equity securities include common and preferred stocks, warrants or rights exercisable into common or preferred stock, convertible preferred stock, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) (collectively, “depositary receipts”). Issuers considered to be economically tied to countries outside of the U.S. include, without limitation: (1) an issuer organized under the laws of or maintaining a principal office or principal place(s) of business outside of the U.S.; (2) an issuer of securities that are principally traded in one or more markets outside the U.S.; (3) an issuer that derives or is currently expected to derive 50% or more of its total sales, revenues, profits, earnings, growth, or another measure of economic activity from, the production or sale of goods or performance of services or making of investments or other economic activity in, outside of the U.S., or that maintains or is currently expected to maintain 50% or more of its employees, assets, investments, operations, or other business activity outside of the U.S.; (4) a governmental or quasi-governmental entity of a country outside of the U.S.; or (5) any other issuer that the sub-adviser believes may expose the fund’s assets to the economic fortunes and risks of a country or countries outside of the U.S. The fund typically does not invest in issuers located in emerging market countries. The fund’s benchmark is the MSCI EAFE® Index which measures large- and mid-cap equity performance across 21 developed countries, excluding the U.S. and Canada. The fund may have significant exposure to Japan. However, as the composition of the fund’s portfolio changes over time, the fund’s exposure to this country may be lower at a future date, and the fund’s exposure to other countries may be higher.

In selecting securities for the fund, the sub-adviser utilizes quantitative tools to implement a “bottom-up,” fundamentally based, investment process. The sub-adviser constructs a portfolio that seeks to maximize expected return, subject to constraints designed to meet long-run expected active risk goals.

The fund may invest in exchange-traded funds (“ETFs”) in order to equitize cash positions, seek exposure to certain markets or market sectors and to hedge against certain market movements. The fund may sell securities when they no longer meet the portfolio managers’ investment criteria and/or to take advantage of more attractive investment opportunities.

The fund may lend its securities to broker-dealers and other financial institutions to earn additional income.

Principal risks | The greatest risk of investing in the fund is that you could lose money. The fund invests primarily in common stocks whose values may increase and decrease in response to the activities of the companies that issued such stocks, general market conditions and/or economic conditions. As a result, the fund’s net asset value (“NAV”) may also increase and decrease. An investment in the fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investments in the fund are subject to the following primary risks. The most significant risks of investing in the fund as of the date of this Prospectus are listed first below, followed by the remaining risks in alphabetical order. Each risk summarized below is considered a “principal risk” of investing in the fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

•	Equity securities are subject to market risk. The fund may invest in the following equity securities, which may expose the fund to the following additional risks:

Common stocks. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company;

Preferred stocks, including convertible preferred stocks, are subject to issuer-specific risks and are sensitive to movements in interest rates. Preferred stocks and convertible preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders. Preferred stocks may also be subject to credit risk;

Depositary receipts. Investing in depositary receipts entails many of the same risks as direct investment in foreign securities, including, but not limited to, currency exchange rate fluctuations, political and financial instability in the home country of a particular depositary receipt, less liquidity and more volatility;

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Carillon Mutual Funds

SUMMARY OF CARILLON CLARIVEST INTERNATIONAL STOCK FUND    |    3.1. 2 0 2 1

Rights and warrants. Rights and warrants do not carry dividend or voting rights with respect to the underlying securities or any rights in the assets of the issuer, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date;

•

Foreign securities risks, which are potential risks not associated with U.S. investments, include, but are not limited to: (1) currency exchange rate fluctuations; (2) political and financial instability; (3) less liquidity; (4) lack of uniform accounting, auditing and financial reporting standards; (5) increased volatility; (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies; (7) significant limitations on investor rights and recourse; (8) use of unfamiliar corporate organizational structures; (9) unavailable or unreliable public information regarding issuers; and (10) delays in transaction settlement in some foreign markets. The unavailability and/or unreliability of public information available may impede the fund’s ability to accurately evaluate foreign securities. Moreover, it may be difficult to enforce contractual obligations or invoke judicial or arbitration processes against non-U.S. companies and non-U.S. persons in foreign jurisdictions. The risks associated with investments in governmental or quasi-governmental entities of a foreign country are heightened by the potential for unexpected governmental change and inadequate government oversight. Foreign security risk may also apply to ADRs, GDRs and EDRs;

•

Market risk is the risk that markets may at times be volatile, and the values of the fund’s holdings may decline, sometimes significantly and/or rapidly, because of adverse issuer-specific conditions or general market conditions, including a broad stock market decline, which are not specifically related to a particular issuer. These conditions may include real or perceived adverse political, regulatory, market, economic or other developments, such as natural disasters, public health crises, pandemics, changes in federal, state or foreign government policies, regional or global economic instability (including terrorism and geopolitical risks) and interest and currency rate fluctuations. These and other conditions may cause broad changes in market value, the general outlook for corporate earnings, public perceptions concerning these developments or adverse investment sentiment generally. Changes in the financial condition of a single issuer, industry or market segment also can impact the market as a whole. In addition, adverse market events may lead to increased redemptions, which could cause the fund to experience a loss when selling securities to meet redemption requests by shareholders. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Conversely, it is also possible that, during a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Changes in value may be temporary or may last for extended periods. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Recent market events risk includes risks arising from current and recent circumstances impacting markets. The impact of the COVID-19 pandemic has been rapidly evolving, and it has resulted, and may continue to result, in significant disruptions to business operations, travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruptions of and delays in healthcare service preparation and delivery, prolonged quarantines and stay-at-home orders, cancellations, supply chain disruptions, widespread business closures and layoffs, service and event cancellations, reductions and other changes, and lower consumer demand, as well as general concern and uncertainty that has negatively affected the global economy. The Board of Governors of the Federal Reserve System (also known as “the Fed”) has taken and may continue to take numerous measures to address the economic impact of the COVID-19 pandemic, such as the reduction of the federal funds target rate and the introduction of several credit and liquidity facilities, and the U.S. federal government has taken and may continue to take steps to stimulate the U.S. economy, including adopting stimulus packages targeted at large parts of the economy. The effect of these and other efforts may not be known for some time, and it is not known whether and to what extent they will be successful.

Decisions by the Fed regarding interest rate and monetary policy continue to have a significant impact on securities prices as well as the overall strength of the U.S. economy. Future legislative, regulatory and policy changes may impact current international trade deals, result in changes to prudential regulation of certain players in the financial market, and provide significant new investments in infrastructure, the environment, or other areas. A rise in protectionist trade policies, slowing global economic growth, risks associated with ongoing trade negotiations with China, risks associated with the United Kingdom’s departure from the European Union on December 31, 2020, and a trade agreement between the United Kingdom and the European Union, and the possibility of changes to some international trade agreements, could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time. Interest rates have been unusually low in recent years in the U.S. and abroad and are currently at historic lows. Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change;

•

Currency risk is the risk related to the fund’s exposure to foreign currencies through its investments. Foreign currencies may fluctuate significantly over short periods of time, may be affected unpredictably by intervention, or the failure to intervene, of the U.S. or foreign governments or central banks, and may be affected by currency controls or political developments in the U.S. or abroad. Foreign currencies may also decline in value relative to the U.S. dollar and other currencies and thereby affect the fund’s investments;

•

Growth stock risk is the risk of a growth company not providing an expected earnings increase or dividend yield. When these expectations are not met, the prices of these stocks may decline, even if earnings showed an absolute increase. If a growth investment style shifts out of favor based on market conditions and investor sentiment, the fund could underperform funds that use a value or other non-growth approach to investing or have a broader investment style;

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Carillon Mutual Funds

SUMMARY OF CARILLON CLARIVEST INTERNATIONAL STOCK FUND    |    3.1. 2 0 2 1

•

Investing in other investment companies, including ETFs, carries with it the risk that, by investing in another investment company, the fund will be exposed to the risks of the types of investments in which the investment company invests. The fund and its shareholders will indirectly bear the fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses fund shareholders directly bear in connection with the fund’s own operations. ETF shares may trade at a premium or discount to their net asset value. An ETF that tracks an index may not precisely replicate the returns of its benchmark index;

•

Japan investment risk is the risk that Japan, which like many Asian countries is still heavily dependent upon international trade, may be adversely affected by protectionist trade policies, competition from Asia’s other low-cost emerging economies, the economic conditions of its trading partners, the strength of the yen, and regional and global conflicts. The domestic Japanese economy faces several concerns, including large government deficits, a shrinking workforce, and, in some cases, companies with poor corporate governance. Japan is also heavily dependent on oil and other commodity imports, and higher commodity prices could therefore have a negative impact on the Japanese economy. These and other factors could have a negative impact on the fund’s performance and increase the volatility of an investment in the fund;

•

Liquidity risk is the possibility that, during times of widespread market turbulence, trading activity in certain securities may be significantly hampered. The fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the fund. The fund may be required to dispose of investments at unfavorable times or prices to satisfy obligations, which may result in losses or may be costly to the fund. Market prices for such securities may be volatile;

•

Market timing risk arises because certain types of securities in which the fund invests, including foreign securities, could cause the fund to be at greater risk of market timing activities by fund shareholders. Such activities can dilute the fund’s NAV, increase the fund’s expenses and interfere with the fund’s ability to execute efficient investment strategies;

•

Quantitative strategy risk is the risk that the success of the fund’s investment strategy may depend in part on the effectiveness of the sub-adviser’s quantitative tools for screening securities. These strategies may incorporate factors that may not be predictive of a security’s value. The sub-adviser’s stock selection can be adversely affected if it relies on insufficient, erroneous or outdated data or flawed models or computer systems; and

•

Securities lending risk is the risk that, if the fund lends its portfolio securities and receives collateral in the form of cash that is reinvested in securities, those securities may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the fund’s ability to vote proxies or to settle transactions and there may be a loss of rights in the collateral should the borrower fail financially.

Performance | The bar chart that follows illustrates annual fund returns for the periods ended December 31. The table that follows compares the fund’s returns for various periods with benchmark returns. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the fund’s Class I share performance from one year to another. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. To obtain more current performance data as of the most recent month-end, please visit our website at carillontower.com.

During performance period (Class I shares):

	Return	Quarter Ended

Best Quarter	14.21%	June 30, 2020

Worst Quarter	(23.50)%	March 31, 2020

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Carillon Mutual Funds

SUMMARY OF CARILLON CLARIVEST INTERNATIONAL STOCK FUND    |    3.1. 2 0 2 1

Average annual total returns (for the periods ended December 31, 2020):

Fund return (after deduction of sales charges and expenses)

Share Class	Inception Date	1-yr	5-yr	Lifetime (if less than 10 yrs)

Class I – Before Taxes	2/28/13	2.93%	4.54%	5.43%

After Taxes on Distributions		2.66%	4.10%	4.78%

After Taxes on Distributions and Sale of Fund Shares		1.92%	3.50%	4.16%

Class A – Before Taxes	2/28/13	(2.24)%	3.17%	4.38%

Class C – Before Taxes	2/28/13	1.85%	3.38%	4.22%

Class Y – Before Taxes	11/20/17	2.60%		0.82%

Class R-3 – Before Taxes	2/28/13	2.36%	3.97%	4.83%

Class R-5 – Before Taxes	2/28/13	2.93%	4.53%	5.41%

Class R-6 – Before Taxes	2/28/13	3.02%	4.65%	5.53%

Index (reflects no deduction for fees, expenses or taxes)

	1-yr	5-yr	Lifetime (From the inception date of Class Y Shares)	Lifetime (From Inception Date of Class A, Class C, Class I, Class R-3, Class R-5 and Class R-6 Shares)

MSCI EAFE® Index	7.82%	7.45%	5.21%	6.10%

After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) plan or individual retirement account (“IRA”). After-tax returns are shown for Class I only and after-tax returns for Class A, Class C, Class Y, Class R-3, Class R-5, and Class R-6 will vary. The return after taxes on distributions and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

Investment Adviser | Carillon Tower Advisers, Inc. is the fund’s investment adviser.

Sub-adviser | ClariVest Asset Management LLC (“ClariVest”) serves as the sub-adviser to the fund.

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Carillon Mutual Funds

SUMMARY OF CARILLON CLARIVEST INTERNATIONAL STOCK FUND    |    3.1. 2 0 2 1

Portfolio Managers | David R. Vaughn, CFA®, Alex Turner, CFA®, and Priyanshu Mutreja, CFA®, are Portfolio Managers of the fund and are jointly and primarily responsible for the day-to-day management of the fund – Mr. Vaughn since its inception, Mr. Turner since 2015, and Mr. Mutreja since 2017. Gashi Zengeni, CFA®, has served as Assistant Portfolio Manager of the fund since April 2020 and has been jointly and primarily responsible for the day-to-day management of the fund since March 2021.

Purchase and sale of fund shares | You may purchase, redeem, or exchange Class A, C, I and Y shares of the fund on any business day through your financial intermediary, by mail at Carillon Family of Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701 (for regular mail) or 615 East Michigan Street, Third Floor, Milwaukee, WI, 53202 (for overnight service), or by telephone (800.421.4184). In Class A and Class C shares, the minimum purchase amount is $1,000 for regular accounts, $500 for retirement accounts and $50 through a periodic investment program, with a minimum subsequent investment plan of $50 per month. In Class Y shares, the minimum purchase amount is $1,000 for regular accounts, $100 for retirement accounts and $100 through a periodic investment program, with a minimum subsequent investment plan of $50 per month. The minimum initial purchase for Class I shares is $10,000, while fee-based plan sponsors set their own minimum requirements. Class R-3, Class R-5 and Class R-6 shares can only be purchased through a participating retirement plan and the minimum initial purchase for Class R-3, Class R-5 and Class R-6 shares is set by the plan administrator.

Tax information | The dividends you receive from the fund will be taxed as ordinary income or net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case you may be subject to federal income tax on withdrawals from the arrangement.

Payments to broker-dealers and other financial intermediaries | If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Carillon Mutual Funds

SUMMARY OF CARILLON EAGLE GROWTH & INCOME FUND    |    3.1. 2 0 2 1

Investment objective | The Carillon Eagle Growth & Income Fund (“Growth & Income Fund” or the “fund”) primarily seeks long-term capital appreciation and, secondarily, seeks current income.

Fees and expenses of the fund | The tables that follow describe the fees and expenses that you may pay if you buy, hold, and sell shares of the Growth & Income Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Class A shares of the Carillon Family of Funds. More information about these and other discounts, including through specific financial intermediaries, is available from your financial professional, on page 97 of the fund’s Prospectus and on page 52 of the fund’s Statement of Additional Information. Although the fund does not impose any sales charge on Class I shares, you may pay a commission to your broker on your purchases and sales of those shares, which is not reflected in the tables or Example below.

Shareholder fees (fees paid directly from your investment):

	Class A	Class C	Class I	Class Y	Class R-3	Class R-5	Class R-6

Maximum Sales Charge Imposed on Purchases (as a % of offering price)	4.75%	None	None	None	None	None	None

Maximum Deferred Sales Charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None (a)	1.00% (a)	None	None	None	None	None

Redemption Fee	None	None	None	None	None	None	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment):

	Class A	Class C	Class I	Class Y	Class R-3	Class R-5	Class R-6

Management Fees	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%

Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%	0.25%	0.50%	0.00%	0.00%

Other Expenses	0.27%	0.28%	0.25%	0.38%	0.32%	0.27%	0.17%

Total Annual Fund Operating Expenses	0.97%	1.73%	0.70%	1.08%	1.27%	0.72%	0.62%

(a) If you purchased $1,000,000 or more of Class A shares of a Carillon mutual fund that were not otherwise eligible for a sales charge waiver and sell the shares within 18 months from the date of purchase, you may pay up to a 1% contingent deferred sales charge at the time of sale. If you sell Class C shares less than one year after purchase, you will pay a 1% CDSC at the time of sale.

Expense example | This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	Year 1	Year 3	Year 5	Year 10
Class A	$569	$769	$986	$1,608
Class C	$276	$545	$939	$2,041
Class I	$72	$224	$390	$871
Class Y	$110	$343	$595	$1,317
Class R-3	$129	$403	$697	$1,534
Class R-5	$74	$230	$401	$894
Class R-6	$63	$199	$346	$774

Portfolio turnover | The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 41% of the average value of its portfolio.

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Carillon Mutual Funds

SUMMARY OF CARILLON EAGLE GROWTH & INCOME FUND    |    3.1. 2 0 2 1

Principal investment strategies | During normal market conditions, the Growth & Income Fund seeks to achieve its objective by investing primarily in domestic equity securities (predominantly common stocks) that the portfolio managers believe are high-quality, financially strong companies that pay above-market dividends, have cash resources (i.e. free cash flow) and a history of raising dividends. The portfolio managers select companies based in part upon their belief that those companies have the following characteristics: (1) yield or dividend growth at or above the S&P 500 Index; (2) potential for growth; and (3) stock price below its estimated intrinsic value. The fund generally sells securities when their price appreciations reach or exceed sustainable levels, a company’s fundamentals deteriorate, or a more attractive investment opportunity develops. Equity securities purchased by the fund typically include common stocks, convertible securities, preferred stocks, and real estate investment trusts (“REITs”). In addition, the fund generally invests in mid- and large-capitalization companies that are diversified across different industries and sectors. From time to time, the fund’s portfolio may include the stocks of fewer companies than other diversified funds.

The fund also may own a variety of other securities that, in the opinion of the fund’s portfolio managers, offer prospects for meeting the fund’s investment goals. These securities include equity securities of companies economically tied to countries outside of the U.S.

The fund may lend its securities to broker-dealers and other financial institutions to earn additional income.

Principal risks | The greatest risk of investing in the fund is that you could lose money. The fund invests primarily in common stocks whose values may increase and decrease in response to the activities of the companies that issued such stocks, general market conditions and/or economic conditions. As a result, the fund’s net asset value (“NAV”) may also increase and decrease. An investment in the fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investments in the fund are subject to the following primary risks. The most significant risks of investing in the fund as of the date of this Prospectus are listed first below, followed by the remaining risks in alphabetical order. Each risk summarized below is considered a “principal risk” of investing in the fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

•	Equity securities are subject to market risk. The fund may invest in the following equity securities, which may expose the fund to the following additional risks:

Dividend-Paying Stocks. Securities of companies that have historically paid a high dividend yield may reduce or discontinue their dividends, reducing the yield of the fund. Low priced securities in the fund may be more susceptible to these risks. Past dividend payments are not a guarantee of future dividend payments. Also, the market return of high dividend yield securities, in certain market conditions, may perform worse than other investment strategies or the overall stock market;

Common stocks. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company;

Preferred stock. Preferred stocks are subject to issuer-specific risks and are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders;

Convertible securities. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Convertible securities also are sensitive to movements in interest rates. Generally, a convertible security is subject to the market risks of stocks when the price of the underlying stock is high relative to the conversion price, and is subject to the market risks of debt securities when the underlying stock’s price is low relative to the conversion price;

REITs. Investments in REITs are subject to the risks associated with investing in the real estate industry, such as adverse developments affecting the real estate industry and real property values, and are dependent upon the skills of their managers. REITs typically incur fees that are separate from those incurred by the fund, meaning the fund, as a shareholder, will indirectly bear a proportionate share of a REIT’s operating expenses;

•

Focused holdings risk is the risk of the fund holding a core portfolio of securities of fewer companies than other funds, which means that the increase or decrease of the value of a single investment may have a greater impact on the fund’s NAV and total return when compared to other diversified funds;

•

Foreign securities risks, which are potential risks not associated with U.S. investments, include, but are not limited to: (1) currency exchange rate fluctuations; (2) political and financial instability; (3) less liquidity; (4) lack of uniform accounting, auditing and financial reporting standards; (5) increased volatility; (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies; (7) significant limitations on investor rights and recourse; (8) use of unfamiliar corporate organizational structures; (9) unavailable or unreliable public information regarding issuers; and (10) delays in transaction settlement in some foreign markets. The unavailability and/or unreliability of public information available may impede the fund’s ability to accurately evaluate foreign securities. Moreover, it may be difficult to enforce contractual obligations or invoke judicial or arbitration processes against non-U.S. companies and non-U.S. persons in foreign jurisdictions. The risks associated with investments in governmental or quasi-governmental entities of a foreign country are heightened by the potential for unexpected governmental change and inadequate government oversight;

•

Growth stock risk is the risk of a growth company not providing an expected earnings increase or dividend yield. When these expectations are not met, the prices of these stocks may decline, even if earnings showed an absolute increase. If a growth investment style shifts out of favor based on market conditions and investor sentiment, the fund could underperform funds that use a value or other non-growth approach to investing or have a broader investment style;

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Carillon Mutual Funds

SUMMARY OF CARILLON EAGLE GROWTH & INCOME FUND    |    3.1. 2 0 2 1

•

Large cap company risk arises because large-cap companies may be less responsive to competitive challenges and opportunities, and may be unable to attain high growth rates, relative to smaller companies;

•

Market risk is the risk that markets may at times be volatile, and the values of the fund’s holdings may decline, sometimes significantly and/or rapidly, because of adverse issuer-specific conditions or general market conditions, including a broad stock market decline, which are not specifically related to a particular issuer. These conditions may include real or perceived adverse political, regulatory, market, economic or other developments, such as natural disasters, public health crises, pandemics, changes in federal, state or foreign government policies, regional or global economic instability (including terrorism and geopolitical risks) and interest and currency rate fluctuations. These and other conditions may cause broad changes in market value, the general outlook for corporate earnings, public perceptions concerning these developments or adverse investment sentiment generally. Changes in the financial condition of a single issuer, industry or market segment also can impact the market as a whole. In addition, adverse market events may lead to increased redemptions, which could cause the fund to experience a loss when selling securities to meet redemption requests by shareholders. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Conversely, it is also possible that, during a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Changes in value may be temporary or may last for extended periods. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Recent market events risk includes risks arising from current and recent circumstances impacting markets. The impact of the COVID-19 pandemic has been rapidly evolving, and it has resulted, and may continue to result, in significant disruptions to business operations, travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruptions of and delays in healthcare service preparation and delivery, prolonged quarantines and stay-at-home orders, cancellations, supply chain disruptions, widespread business closures and layoffs, service and event cancellations, reductions and other changes, and lower consumer demand, as well as general concern and uncertainty that has negatively affected the global economy. The Board of Governors of the Federal Reserve System (also known as “the Fed”) has taken and may continue to take numerous measures to address the economic impact of the COVID-19 pandemic, such as the reduction of the federal funds target rate and the introduction of several credit and liquidity facilities, and the U.S. federal government has taken and may continue to take steps to stimulate the U.S. economy, including adopting stimulus packages targeted at large parts of the economy. The effect of these and other efforts may not be known for some time, and it is not known whether and to what extent they will be successful.

Decisions by the Fed regarding interest rate and monetary policy continue to have a significant impact on securities prices as well as the overall strength of the U.S. economy. Future legislative, regulatory and policy changes may impact current international trade deals, result in changes to prudential regulation of certain players in the financial market, and provide significant new investments in infrastructure, the environment, or other areas. A rise in protectionist trade policies, slowing global economic growth, risks associated with ongoing trade negotiations with China, risks associated with the United Kingdom’s departure from the European Union on December 31, 2020, and a trade agreement between the United Kingdom and the European Union, and the possibility of changes to some international trade agreements, could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time. Interest rates have been unusually low in recent years in the U.S. and abroad and are currently at historic lows. Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change;

•

Mid-cap company risk arises because mid-cap companies may have narrower commercial markets, limited managerial and financial resources, more volatile performance, and less liquid stock, compared to larger, more established companies;

•

Securities lending risk is the risk that, if the fund lends its portfolio securities and receives collateral in the form of cash that is reinvested in securities, those securities may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the fund’s ability to vote proxies or to settle transactions and there may be a loss of rights in the collateral should the borrower fail financially; and

•

Value stock risk arises from the possibility that a stock’s intrinsic value may not be fully realized by the market or that its price may decline. If a value investment style shifts out of favor based on market conditions and investor sentiment, the fund could underperform funds that use a non-value approach to investing or have a broader investment style.

Performance | The bar chart that follows illustrates annual fund returns for the periods ended December 31. The table that follows compares the fund’s returns for various periods with benchmark returns. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the fund’s Class I share performance from one year to another. Each of the fund’s share classes is invested in the same portfolio of securities, and the annual returns would have differed only to the extent that the classes do not have the

14 | carillontower.com

Carillon Mutual Funds

SUMMARY OF CARILLON EAGLE GROWTH & INCOME FUND    |    3.1. 2 0 2 1

same sales charges and expenses. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. To obtain more current performance data as of the most recent month-end, please visit our website at carillontower.com.

During 10 year period (Class I shares):

	Return	Quarter Ended

Best Quarter	13.11%	June 30, 2020

Worst Quarter	(21.15)%	March 31, 2020

Average annual total returns (for the periods ended December 31, 2020):

Fund return (after deduction of sales charges and expenses)

Share Class	Inception Date	1-yr	5-yr	10-yr	Lifetime (if less than 10 yrs)

Class I – Before Taxes	3/18/09	6.60%	11.94%	10.76%

After Taxes on Distributions		5.22%	10.27%	9.51%

After Taxes on Distributions and Sale of Fund Shares		4.76%	9.24%	8.64%

Class A – Before Taxes	12/15/86	1.27%	10.55%	9.91%

Class C – Before Taxes	4/3/95	5.58%	10.79%	9.63%

Class Y – Before Taxes	11/20/17	6.23%			9.78%

Class R-3 – Before Taxes	9/30/09	6.02%	11.30%	10.99%

Class R-5 – Before Taxes	12/28/09	6.59%	11.91%	10.68%

Class R-6 – Before Taxes	8/15/11	6.69%	11.96%		12.03%

Index (reflects no deduction for fees, expenses or taxes)

	1-yr	5-yr	10-yr	Lifetime (From Inception Date of Class Y Shares)	Lifetime (From Inception Date of Class R-6 Shares)

S&P 500® Index	18.40%	15.22%	13.88%	14.99%	15.25%

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Carillon Mutual Funds

SUMMARY OF CARILLON EAGLE GROWTH & INCOME FUND    |    3.1. 2 0 2 1

After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) plan or individual retirement account (“IRA”). After-tax returns are shown for Class I only and after-tax returns for Class A, Class C, Class Y, Class R-3, Class R-5, and Class R-6 will vary. The return after taxes on distributions and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

Investment Adviser | Carillon Tower Advisers, Inc. is the fund’s investment adviser.

Sub-adviser | Eagle Asset Management, Inc. serves as the sub-adviser to the fund.

Portfolio Managers | David Blount, CFA®, CPA, Harald Hvideberg, CFA®, and Brad Erwin, CFA®, are Portfolio Managers of the fund and are jointly and primarily responsible for the day-to-day management of the fund. Mr. Blount has served as the fund’s Portfolio Manager since 2011. Mr. Hvideberg has served as the fund’s Portfolio Manager since 2014. Mr. Erwin has served as the fund’s Portfolio Manager since July 1, 2019.

Purchase and sale of fund shares | You may purchase, redeem, or exchange Class A, C, I and Y shares of the fund on any business day through your financial intermediary, by mail at Carillon Family of Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701 (for regular mail) or 615 East Michigan Street, Third Floor, Milwaukee, WI, 53202 (for overnight service), or by telephone (800.421.4184). In Class A and Class C shares, the minimum purchase amount is $1,000 for regular accounts, $500 for retirement accounts and $50 through a periodic investment program, with a minimum subsequent investment plan of $50 per month. In Class Y shares, the minimum purchase amount is $1,000 for regular accounts, $100 for retirement accounts and $100 through a periodic investment program, with a minimum subsequent investment plan of $50 per month. The minimum initial purchase for Class I shares is $10,000, while fee-based plan sponsors set their own minimum requirements. Class R-3, Class R-5 and Class R-6 shares can only be purchased through a participating retirement plan and the minimum initial purchase for Class R-3, Class R-5 and Class R-6 shares is set by the plan administrator.

Tax information | The dividends you receive from the fund will be taxed as ordinary income or net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case you may be subject to federal income tax on withdrawals from the arrangement.

Payments to broker-dealers and other financial intermediaries | If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

16 | carillontower.com

Carillon Mutual Funds

SUMMARY OF CARILLON EAGLE MID CAP GROWTH FUND    |    3.1. 2 0 2 1

Investment objective | The Carillon Eagle Mid Cap Growth Fund (“Mid Cap Growth Fund” or the “fund”) seeks long-term capital appreciation.

Fees and expenses of the fund | The tables that follow describe the fees and expenses that you may pay if you buy, hold, and sell shares of the Mid Cap Growth Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Class A shares of the Carillon Family of Funds. More information about these and other discounts, including through specific financial intermediaries, is available from your financial professional, on page 97 of the fund’s Prospectus and on page 52 of the fund’s Statement of Additional Information. Although the fund does not impose any sales charge on Class I shares, you may pay a commission to your broker on your purchases and sales of those shares, which is not reflected in the tables or Example below.

Shareholder fees (fees paid directly from your investment):

	Class A	Class C	Class I	Class Y	Class R-3	Class R-5	Class R-6

Maximum Sales Charge Imposed on Purchases (as a % of offering price)	4.75%	None	None	None	None	None	None

Maximum Deferred Sales Charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None (a)	1.00% (a)	None	None	None	None	None

Redemption Fee	None	None	None	None	None	None	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment):

	Class A	Class C	Class I	Class Y	Class R-3	Class R-5	Class R-6

Management Fees	0.51%	0.51%	0.51%	0.51%	0.51%	0.51%	0.51%

Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%	0.25%	0.50%	0.00%	0.00%

Other Expenses	0.28%	0.23%	0.21%	0.29%	0.30%	0.22%	0.13%

Total Annual Fund Operating Expenses	1.04%	1.74%	0.72%	1.05%	1.31%	0.73%	0.64%

(a) If you purchased $1,000,000 or more of Class A shares of a Carillon mutual fund that were not otherwise eligible for a sales charge waiver and sell the shares within 18 months from the date of purchase, you may pay up to a 1% contingent deferred sales charge at the time of sale. If you sell Class C shares less than one year after purchase, you will pay a 1% CDSC at the time of sale.

Expense example | This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	Year 1	Year 3	Year 5	Year 10
Class A	$576	$790	$1,022	$1,686
Class C	$277	$548	$944	$2,052
Class I	$74	$230	$401	$894
Class Y	$107	$334	$579	$1,283
Class R-3	$133	$415	$718	$1,579
Class R-5	$75	$233	$406	$906
Class R-6	$65	$205	$357	$798

Portfolio turnover | The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 27% of the average value of its portfolio.

carillontower.com | 17

Carillon Mutual Funds

SUMMARY OF CARILLON EAGLE MID CAP GROWTH FUND    |    3.1. 2 0 2 1

Principal investment strategies | During normal market conditions, the Mid Cap Growth Fund seeks to achieve its objective by investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of mid-capitalization companies. The fund’s portfolio managers consider mid-capitalization companies to be those companies that, at the time of initial purchase, have capitalizations greater than $1 billion and equal to or less than the largest company in the Russell Midcap® Growth Index during the most recent 12-month period (approximately $80.6 billion during the 12-month period ended December 31, 2020).

The fund will invest primarily in the equity securities of companies that the portfolio managers believe have the potential for above-average earnings or sales growth, reasonable valuations and acceptable debt levels. Such stocks can typically have high price-to-earnings ratios. Equity securities include common and preferred stock, warrants or rights exercisable into common or preferred stock and high-quality convertible securities. Although the portfolio managers generally do not emphasize investment in any particular investment sector or industry, the fund may invest a significant portion of its assets in the securities of companies in the information technology and health care sectors at any given time. The fund will generally sell when the stock has met the portfolio managers’ target price, the investment is no longer valid, a better investment opportunity has arisen or if the investment reaches a value more than 5% of the fund’s net assets. At times, the fund may hold securities of small-capitalization companies.

The fund may lend its securities to broker-dealers and other financial institutions to earn additional income.

Principal risks | The greatest risk of investing in the fund is that you could lose money. The fund invests primarily in common stocks whose values may increase and decrease in response to the activities of the companies that issued such stocks, general market conditions and/or economic conditions. As a result, the fund’s net asset value (“NAV”) may also increase and decrease. An investment in the fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investments in the fund are subject to the following primary risks. The most significant risks of investing in the fund as of the date of this Prospectus are listed first below, followed by the remaining risks in alphabetical order. Each risk summarized below is considered a “principal risk” of investing in the fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

•

Mid-cap company risk arises because mid-cap companies may have narrower commercial markets, limited managerial and financial resources, more volatile performance, and less liquid stock, compared to larger, more established companies;

•

Growth stock risk is the risk of a growth company not providing an expected earnings increase or dividend yield. When these expectations are not met, the prices of these stocks may decline, even if earnings showed an absolute increase. If a growth investment style shifts out of favor based on market conditions and investor sentiment, the fund could underperform funds that use a value or other non-growth approach to investing or have a broader investment style;

•

Small-cap company risk arises because small-cap companies may have less liquid stock, a more volatile share price, a limited product or service base, narrower commercial markets and limited access to capital, compared to larger, more established companies;

•	Equity securities are subject to market risk. The fund may invest in the following equity securities, which may expose the fund to the following additional risks:

Common stocks. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company;

Preferred stock. Preferred stocks are subject to issuer-specific risks and are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders. Preferred stocks may also be subject to credit risk;

Convertible securities. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Convertible securities also are sensitive to movements in interest rates. Generally, a convertible security is subject to the market risks of stocks when the price of the underlying stock is high relative to the conversion price, and is subject to the market risks of debt securities when the underlying stock’s price is low relative to the conversion price;

Rights and warrants. Rights and warrants do not carry dividend or voting rights with respect to the underlying securities or any rights in the assets of the issuer, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date;

•

Market risk is the risk that markets may at times be volatile, and the values of the fund’s holdings may decline, sometimes significantly and/or rapidly, because of adverse issuer-specific conditions or general market conditions, including a broad stock market decline, which are not specifically related to a particular issuer. These conditions may include real or perceived adverse political, regulatory, market, economic or other developments, such as natural disasters, public health crises, pandemics, changes in federal, state or foreign government policies, regional or global economic instability (including terrorism and geopolitical risks) and interest and currency rate fluctuations. These and other conditions may cause broad changes in market value, the general outlook for corporate earnings, public perceptions concerning these developments or adverse investment sentiment generally. Changes in the financial condition of a single issuer, industry or market segment also can impact the market as a whole. In addition, adverse market events may lead to increased redemptions, which could cause the fund to experience a loss when selling securities to meet redemption requests by shareholders. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Conversely, it is also possible that, during a general

18 | carillontower.com

Carillon Mutual Funds

SUMMARY OF CARILLON EAGLE MID CAP GROWTH FUND    |    3.1. 2 0 2 1

downturn in the securities markets, multiple asset classes may decline in value simultaneously. Changes in value may be temporary or may last for extended periods. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Recent market events risk includes risks arising from current and recent circumstances impacting markets. The impact of the COVID-19 pandemic has been rapidly evolving, and it has resulted, and may continue to result, in significant disruptions to business operations, travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruptions of and delays in healthcare service preparation and delivery, prolonged quarantines and stay-at-home orders, cancellations, supply chain disruptions, widespread business closures and layoffs, service and event cancellations, reductions and other changes, and lower consumer demand, as well as general concern and uncertainty that has negatively affected the global economy. The Board of Governors of the Federal Reserve System (also known as “the Fed”) has taken and may continue to take numerous measures to address the economic impact of the COVID-19 pandemic, such as the reduction of the federal funds target rate and the introduction of several credit and liquidity facilities, and the U.S. federal government has taken and may continue to take steps to stimulate the U.S. economy, including adopting stimulus packages targeted at large parts of the economy. The effect of these and other efforts may not be known for some time, and it is not known whether and to what extent they will be successful.

Decisions by the Fed regarding interest rate and monetary policy continue to have a significant impact on securities prices as well as the overall strength of the U.S. economy. Future legislative, regulatory and policy changes may impact current international trade deals, result in changes to prudential regulation of certain players in the financial market, and provide significant new investments in infrastructure, the environment, or other areas. A rise in protectionist trade policies, slowing global economic growth, risks associated with ongoing trade negotiations with China, risks associated with the United Kingdom’s departure from the European Union on December 31, 2020, and a trade agreement between the United Kingdom and the European Union, and the possibility of changes to some international trade agreements, could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time. Interest rates have been unusually low in recent years in the U.S. and abroad and are currently at historic lows. Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change;

•

Sector risk is the risk associated with the fund holding a core portfolio of stocks invested in similar businesses, all of which could be affected by similar economic or market conditions. As the fund’s portfolio changes over time, the fund’s exposure to a particular sector may become higher or lower.

The health care sector may be affected by government regulations and government health care programs, restrictions on government reimbursement for medical expenses, increases or decreases in the cost of medical products and services and product liability claims, among other factors. Many health care products and services may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, and delays in or failure to receive such approvals may negatively impact the business of such companies. Additional or more stringent laws and regulations enacted in the future could have a material adverse effect on such companies in the health care sector;

Information technology sector risk is the risk that products of information technology companies may face rapid product obsolescence due to technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Failure to introduce new products, develop and maintain a loyal customer base or achieve general market acceptance for their products could have a material adverse effect on a company’s business. Companies in the information technology sector are heavily dependent on intellectual property and the loss of patent, copyright and trademark protections may adversely affect the profitability of these companies; and

•

Securities lending risk is the risk that, if the fund lends its portfolio securities and receives collateral in the form of cash that is reinvested in securities, those securities may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the fund’s ability to vote proxies or to settle transactions and there may be a loss of rights in the collateral should the borrower fail financially.

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Carillon Mutual Funds

SUMMARY OF CARILLON EAGLE MID CAP GROWTH FUND    |    3.1. 2 0 2 1

Performance | The bar chart that follows illustrates annual fund returns for the periods ended December 31. The table that follows compares the fund’s returns for various periods with benchmark returns. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the fund’s Class I share performance from one year to another. Each of the fund’s share classes is invested in the same portfolio of securities, and the annual returns would have differed only to the extent that the classes do not have the same sales charges and expenses. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. To obtain more current performance data as of the most recent month-end, please visit our website at carillontower.com.

During 10 year period (Class I shares):

	Return	Quarter Ended

Best Quarter	32.86%	June 30, 2020

Worst Quarter	(21.73)%	September 30, 2011

Average annual total returns (for the periods ended December 31, 2020):

Fund return (after deduction of sales charges and expenses)

Share Class	Inception Date	1-yr	5-yr	10-yr	Lifetime (if less than 10 yrs)

Class I –Before Taxes	6/21/06	40.24%	19.91%	15.16%

After Taxes on Distributions		39.55%	19.25%	14.37%

After Taxes on Distributions and Sale of Fund Shares		24.32%	16.11%	12.54%

Class A – Before Taxes	8/20/98	33.13%	18.37%	14.22%

Class C – Before Taxes	8/20/98	38.82%	18.69%	13.98%

Class Y – Before Taxes	11/20/17	39.75%			20.05%

Class R-3 – Before Taxes	1/12/09	39.42%	19.19%	14.47%

Class R-5 – Before Taxes	12/28/09	40.21%	19.90%	15.14%

Class R-6 – Before Taxes	8/15/11	40.34%	20.02%		17.25%

20 | carillontower.com

Carillon Mutual Funds

SUMMARY OF CARILLON EAGLE MID CAP GROWTH FUND    |    3.1. 2 0 2 1

Index (reflects no deduction for fees, expenses or taxes)

	1-yr	5-yr	10-yr	Lifetime (From Inception Date of Class Y Shares)	Lifetime (From Inception Date of Class R-6 Shares)

Russell Midcap® Growth Index	35.59%	18.66%	15.04%	20.62%	16.50%

After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) plan or individual retirement account (“IRA”). After-tax returns are shown for Class I only and after-tax returns for Class A, Class C, Class Y, Class R-3, Class R-5, and Class R-6 will vary. The return after taxes on distributions and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

Investment Adviser | Carillon Tower Advisers, Inc. is the fund’s investment adviser.

Sub-adviser | Eagle Asset Management, Inc. serves as the sub-adviser to the fund.

Portfolio Managers | Bert L. Boksen, CFA®, Eric Mintz, CFA®, and Christopher Sassouni, D.M.D. are Portfolio Managers of the fund and are jointly and primarily responsible for all aspects of the fund’s management. Mr. Boksen has managed the fund since its inception, Mr. Mintz has managed the fund since 2011, and Christopher Sassouni, D.M.D., served as an Assistant Portfolio Manager of the fund from 2006 to September 2020, and has managed the fund as a Portfolio Manager since September 2020.

Purchase and sale of fund shares | You may purchase, redeem, or exchange Class A, C, I and Y shares of the fund on any business day through your financial intermediary, by mail at Carillon Family of Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701 (for regular mail) or 615 East Michigan Street, Third Floor, Milwaukee, WI, 53202 (for overnight service), or by telephone (800.421.4184). In Class A and Class C shares, the minimum purchase amount is $1,000 for regular accounts, $500 for retirement accounts and $50 through a periodic investment program, with a minimum subsequent investment plan of $50 per month. In Class Y shares, the minimum purchase amount is $1,000 for regular accounts, $100 for retirement accounts and $100 through a periodic investment program, with a minimum subsequent investment plan of $50 per month. The minimum initial purchase for Class I shares is $10,000, while fee-based plan sponsors set their own minimum requirements. Class R-3, Class R-5 and Class R-6 shares can only be purchased through a participating retirement plan and the minimum initial purchase for Class R-3, Class R-5 and Class R-6 shares is set by the plan administrator.

Tax information | The dividends you receive from the fund will be taxed as ordinary income or net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case you may be subject to federal income tax on withdrawals from the arrangement.

Payments to broker-dealers and other financial intermediaries | If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

carillontower.com | 21

Carillon Mutual Funds

SUMMARY OF CARILLON EAGLE SMALL CAP GROWTH FUND    |    3.1. 2 0 2 1

Investment objective | The Carillon Eagle Small Cap Growth Fund (“Small Cap Growth Fund” or the “fund”) seeks long-term capital appreciation.

Fees and expenses of the fund | The tables that follow describe the fees and expenses that you may pay if you buy, hold, and sell shares of the Small Cap Growth Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Class A shares of the Carillon Family of Funds. More information about these and other discounts, including through specific financial intermediaries, is available from your financial professional, on page 97 of the fund’s Prospectus and on page 52 of the fund’s Statement of Additional Information. Although the fund does not impose any sales charge on Class I shares, you may pay a commission to your broker on your purchases and sales of those shares, which is not reflected in the tables or Example below.

Shareholder fees (fees paid directly from your investment):

	Class A	Class C	Class I	Class Y	Class R-3	Class R-5	Class R-6

Maximum Sales Charge Imposed on Purchases (as a % of offering price)	4.75%	None	None	None	None	None	None

Maximum Deferred Sales Charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None (a)	1.00% (a)	None	None	None	None	None

Redemption Fee	None	None	None	None	None	None	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment):

	Class A	Class C	Class I	Class Y	Class R-3	Class R-5	Class R-6

Management Fees	0.52%	0.52%	0.52%	0.52%	0.52%	0.52%	0.52%

Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%	0.25%	0.50%	0.00%	0.00%

Other Expenses	0.31%	0.25%	0.26%	0.75%	0.29%	0.24%	0.14%

Total Annual Fund Operating Expenses	1.08%	1.77%	0.78%	1.52%	1.31%	0.76%	0.66%

Fee Waiver and/or Expense Reimbursement (b)	0.00%	0.00%	0.00%	(0.27)%	0.00%	0.00%	0.00%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.08%	1.77%	0.78%	1.25%	1.31%	0.76%	0.66%

(a) If you purchased $1,000,000 or more of Class A shares of a Carillon mutual fund that were not otherwise eligible for a sales charge waiver and sell the shares within 18 months from the date of purchase, you may pay up to a 1% contingent deferred sales charge at the time of sale. If you sell Class C shares less than one year after purchase, you will pay a 1% CDSC at the time of sale.

(b) Carillon Tower Advisers, Inc. (“Carillon”) has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of the fund to the extent that annual operating expenses of Class Y shares exceed a percentage of that class’ average daily net assets through February 28, 2022 as follows: Class Y – 1.25%. This expense limitation excludes interest, taxes, brokerage commissions, costs relating to investments in other investment companies (acquired fund fees and expenses), dividends, and extraordinary expenses. The contractual fee waiver can be changed only with the approval of a majority of the fund’s Board of Trustees. Any reimbursement of fund expenses or reduction in Carillon’s investment advisory fees is subject to reimbursement by the fund within the following two fiscal years, if overall expenses fall below the lesser of its then-current expense cap or the expense cap in effect at the time of the fund reimbursement.

22 | carillontower.com

Carillon Mutual Funds

SUMMARY OF CARILLON EAGLE SMALL CAP GROWTH FUND    |    3.1. 2 0 2 1

Expense example | This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same, except that the example reflects the fee waiver/expense reimbursement arrangement for Class Y shares through February 28, 2022. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	Year 1	Year 3	Year 5	Year 10
Class A	$580	$802	$1,042	$1,730
Class C	$280	$557	$959	$2,084
Class I	$80	$249	$433	$966
Class Y	$127	$454	$803	$1,790
Class R-3	$133	$415	$718	$1,579
Class R-5	$78	$243	$422	$942
Class R-6	$67	$211	$368	$822

Portfolio turnover | The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 21% of the average value of its portfolio.

Principal investment strategies | During normal market conditions, the Small Cap Growth Fund seeks to achieve its objective by investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the stocks of small-capitalization companies. The fund’s portfolio managers consider small-capitalization companies to be those companies that, at the time of initial purchase, have a market capitalization equal to or less than the largest company in the Russell 2000® Growth Index during the most recent 12-month period (approximately $15.4 billion during the 12-month period ended December 31, 2020).

When making their investment decisions, the portfolio managers generally focus on investing in the securities of companies that the portfolio managers believe have accelerating earnings growth rates, reasonable valuations (typically with a price-to-earnings ratio of no more than the earnings growth rate), strong management that participates in the ownership of the company, reasonable debt levels and/or a high or expanding return on equity. Although the portfolio managers generally do not emphasize investment in any particular investment sector or industry, the fund may invest a significant portion of its assets in the securities of companies in the health care and information technology sectors at any given time. The fund may also purchase, or obtain exposure to, securities in initial public offerings (“IPOs”). The fund will sell securities when they no longer meet the portfolio managers’ investment criteria. The fund also may hold securities of mid-capitalization companies.

The fund may lend its securities to broker-dealers and other financial institutions to earn additional income.

Principal risks | The greatest risk of investing in the fund is that you could lose money. The fund invests primarily in common stocks whose values may increase and decrease in response to the activities of the companies that issued such stocks, general market conditions and/or economic conditions. As a result, the fund’s net asset value (“NAV”) may also increase and decrease. An investment in the fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investments in the fund are subject to the following primary risks. The most significant risks of investing in the fund as of the date of this Prospectus are listed first below, followed by the remaining risks in alphabetical order. Each risk summarized below is considered a “principal risk” of investing in the fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

•

Small-cap company risk arises because small-cap companies may have less liquid stock, a more volatile share price, a limited product or service base, narrower commercial markets and limited access to capital, compared to larger, more established companies;

•

Growth stock risk is the risk of a growth company not providing an expected earnings increase or dividend yield. When these expectations are not met, the prices of these stocks may decline, even if earnings showed an absolute increase. If a growth investment style shifts out of favor based on market conditions and investor sentiment, the fund could underperform funds that use a value or other non-growth approach to investing or have a broader investment style;

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Carillon Mutual Funds

SUMMARY OF CARILLON EAGLE SMALL CAP GROWTH FUND    |    3.1. 2 0 2 1

•	Equity securities are subject to market risk. The fund may invest in the following equity securities, which may expose the fund to the following additional risks:

Common stocks. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company;

•

Initial public offerings risk arises because the market value of shares sold in an IPO may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer;

•

Market risk is the risk that markets may at times be volatile, and the values of the fund’s holdings may decline, sometimes significantly and/or rapidly, because of adverse issuer-specific conditions or general market conditions, including a broad stock market decline, which are not specifically related to a particular issuer. These conditions may include real or perceived adverse political, regulatory, market, economic or other developments, such as natural disasters, public health crises, pandemics, changes in federal, state or foreign government policies, regional or global economic instability (including terrorism and geopolitical risks) and interest and currency rate fluctuations. These and other conditions may cause broad changes in market value, the general outlook for corporate earnings, public perceptions concerning these developments or adverse investment sentiment generally. Changes in the financial condition of a single issuer, industry or market segment also can impact the market as a whole. In addition, adverse market events may lead to increased redemptions, which could cause the fund to experience a loss when selling securities to meet redemption requests by shareholders. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Conversely, it is also possible that, during a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Changes in value may be temporary or may last for extended periods. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Recent market events risk includes risks arising from current and recent circumstances impacting markets. The impact of the COVID-19 pandemic has been rapidly evolving, and it has resulted, and may continue to result, in significant disruptions to business operations, travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruptions of and delays in healthcare service preparation and delivery, prolonged quarantines and stay-at-home orders, cancellations, supply chain disruptions, widespread business closures and layoffs, service and event cancellations, reductions and other changes, and lower consumer demand, as well as general concern and uncertainty that has negatively affected the global economy. The Board of Governors of the Federal Reserve System (also known as “the Fed”) has taken and may continue to take numerous measures to address the economic impact of the COVID-19 pandemic, such as the reduction of the federal funds target rate and the introduction of several credit and liquidity facilities, and the U.S. federal government has taken and may continue to take steps to stimulate the U.S. economy, including adopting stimulus packages targeted at large parts of the economy. The effect of these and other efforts may not be known for some time, and it is not known whether and to what extent they will be successful.

Decisions by the Fed regarding interest rate and monetary policy continue to have a significant impact on securities prices as well as the overall strength of the U.S. economy. Future legislative, regulatory and policy changes may impact current international trade deals, result in changes to prudential regulation of certain players in the financial market, and provide significant new investments in infrastructure, the environment, or other areas. A rise in protectionist trade policies, slowing global economic growth, risks associated with ongoing trade negotiations with China, risks associated with the United Kingdom’s departure from the European Union on December 31, 2020, and a trade agreement between the United Kingdom and the European Union, and the possibility of changes to some international trade agreements, could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time. Interest rates have been unusually low in recent years in the U.S. and abroad and are currently at historic lows. Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change;

•

Market timing risk arises because certain types of securities in which the fund invests, including small-cap securities, could cause the fund to be at greater risk of market timing activities by fund shareholders. Such activities can dilute the fund’s NAV, increase the fund’s expenses and interfere with the fund’s ability to execute efficient investment strategies;

•

Mid-cap company risk arises because mid-cap companies may have narrower commercial markets, limited managerial and financial resources, more volatile performance, and less liquid stock, compared to larger, more established companies;

•

Sector risk is the risk associated with the fund holding a core portfolio of stocks invested in similar businesses, all of which could be affected by similar economic or market conditions. As the fund’s portfolio changes over time, the fund’s exposure to a particular sector may become higher or lower.

The health care sector may be affected by government regulations and government health care programs, restrictions on government reimbursement for medical expenses, increases or decreases in the cost of medical products and services and product liability claims, among other factors. Many health care products and services may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, and delays in or failure to receive such approvals may negatively impact the business of such companies. Additional or more stringent laws and regulations enacted in the future could have a material adverse effect on such companies in the health care sector. Issuers in the health care sector include issuers with their principal activities in the biotechnology industry, which has additional risks. A biotechnology company’s valuation can often be based largely on the potential or actual performance of a limited number of products and, accordingly, can be significantly affected if

24 | carillontower.com

Carillon Mutual Funds

SUMMARY OF CARILLON EAGLE SMALL CAP GROWTH FUND    |    3.1. 2 0 2 1

one of its products proves unsafe, ineffective or unprofitable. Biotechnology companies are subject to regulation by, and the restrictions of, federal agencies, state and local governments, and non-U.S. regulatory authorities;

Information technology sector risk is the risk that products of information technology companies may face rapid product obsolescence due to technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Failure to introduce new products, develop and maintain a loyal customer base or achieve general market acceptance for their products could have a material adverse effect on a company’s business. Companies in the information technology sector are heavily dependent on intellectual property and the loss of patent, copyright and trademark protections may adversely affect the profitability of these companies; and

•

Securities lending risk is the risk that, if the fund lends its portfolio securities and receives collateral in the form of cash that is reinvested in securities, those securities may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the fund’s ability to vote proxies or to settle transactions and there may be a loss of rights in the collateral should the borrower fail financially.

Performance | The bar chart that follows illustrates annual fund returns for the periods ended December 31. The table that follows compares the fund’s returns for various periods with benchmark returns. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the fund’s Class I share performance from one year to another. Each of the fund’s share classes is invested in the same portfolio of securities, and the annual returns would have differed only to the extent that the classes do not have the same sales charges and expenses. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. To obtain more current performance data as of the most recent month-end, please visit our website at carillontower.com.

During 10 year period (Class I shares):

	Return	Quarter Ended

Best Quarter	28.50%	June 30, 2020

Worst Quarter	(23.85)%	March 31, 2020

Average annual total returns (for the periods ended December 31, 2020):

Fund return (after deduction of sales charges and expenses)

Share Class	Inception Date	1-yr	5-yr	10-yr	Lifetime (if less than 10 yrs)

Class I – Before Taxes	6/27/06	37.61%	16.15%	12.89%

After Taxes on Distributions		32.85%	13.33%	11.03%

After Taxes on Distributions and Sale of Fund Shares		25.64%	12.40%	10.27%

Class A – Before Taxes	5/7/93	30.69%	14.66%	12.02%

Class C – Before Taxes	4/3/95	36.25%	14.98%	11.78%

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Carillon Mutual Funds

SUMMARY OF CARILLON EAGLE SMALL CAP GROWTH FUND    |    3.1. 2 0 2 1

Fund return (after deduction of sales charges and expenses)

Share Class	Inception Date	1-yr	5-yr	10-yr	Lifetime (if less than 10 yrs)

Class Y – Before Taxes	11/20/17	36.97%			15.58%

Class R-3 – Before Taxes	9/19/06	36.89%	15.49%	12.29%

Class R-5 – Before Taxes	10/2/06	37.63%	16.16%	12.94%

Class R-6 – Before Taxes	8/15/11	37.76%	16.28%		14.29%

Index (reflects no deduction for fees, expenses or taxes)

	1-yr	5-yr	10-yr	Lifetime (From the Inception Date of Class Y Shares)	Lifetime (From the Inception Date of Class R-6 Shares)

Russell 2000® Growth Index	34.63%	16.36%	13.48%	16.55%	15.14%

After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) plan or individual retirement account (“IRA”). After-tax returns are shown for Class I only and after-tax returns for Class A, Class C, Class Y, Class R-3, Class R-5, and Class R-6 will vary. The return after taxes on distributions and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

Investment Adviser | Carillon Tower Advisers, Inc. is the fund’s investment adviser.

Sub-adviser | Eagle Asset Management, Inc. serves as the sub-adviser to the fund.

Portfolio Managers | Bert L. Boksen, CFA®, Eric Mintz, CFA®, and Christopher Sassouni, D.M.D. are Portfolio Managers of the fund and are jointly and primarily responsible for all aspects of the fund’s management. Mr. Boksen has managed the fund since its inception, Mr. Mintz has managed the fund since 2011, and Christopher Sassouni, D.M.D., served as an Assistant Portfolio Manager of the fund from 2015 to September 2020, and has managed the fund as a Portfolio Manager since September 2020.

Purchase and sale of fund shares | You may purchase, redeem, or exchange Class A, C, I and Y shares of the fund on any business day through your financial intermediary, by mail at Carillon Family of Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701 (for regular mail) or 615 East Michigan Street, Third Floor, Milwaukee, WI, 53202 (for overnight service), or by telephone (800.421.4184). In Class A and Class C shares, the minimum purchase amount is $1,000 for regular accounts, $500 for retirement accounts and $50 through a periodic investment program, with a minimum subsequent investment plan of $50 per month. In Class Y shares, the minimum purchase amount is $1,000 for regular accounts, $100 for retirement accounts and $100 through a periodic investment program, with a minimum subsequent investment plan of $50 per month. The minimum initial purchase for Class I shares is $10,000, while fee-based plan sponsors set their own minimum requirements. Class R-3, Class R-5 and Class R-6 shares can only be purchased through a participating retirement plan and the minimum initial purchase for Class R-3, Class R-5 and Class R-6 shares is set by the plan administrator.

Tax information | The dividends you receive from the fund will be taxed as ordinary income or net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case you may be subject to federal income tax on withdrawals from the arrangement.

Payments to broker-dealers and other financial intermediaries | If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

26 | carillontower.com

Carillon Mutual Funds

SUMMARY OF CARILLON SCOUT INTERNATIONAL FUND    |    3.1. 2 0 2 1

Investment objective | The Carillon Scout International Fund (“International Fund” or the “fund”) seeks long-term growth of capital and income.

Fees and expenses of the fund | The tables that follow describe the fees and expenses that you may pay if you buy, hold, and sell shares of the International Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Class A shares of the Carillon Family of Funds. More information about these and other discounts, including through specific financial intermediaries, is available from your financial professional, on page 97 of the fund’s Prospectus and on page 52 of the fund’s Statement of Additional Information. Although the fund does not impose any sales charge on Class I shares, you may pay a commission to your broker on your purchases and sales of those shares, which is not reflected in the tables or Example below.

Shareholder fees (fees paid directly from your investment):

	Class A	Class C	Class I	Class Y	Class R-3	Class R-5	Class R-6

Maximum Sales Charge Imposed on Purchases (as a % of offering price)	4.75%	None	None	None	None	None	None

Maximum Deferred Sales Charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None (a)	1.00% (a)	None	None	None	None	None

Redemption Fee	None	None	None	None	None	None	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment):

	Class A	Class C	Class I	Class Y	Class R-3	Class R-5	Class R-6

Management Fees (b)	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%

Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%	0.25%	0.50%	0.00%	0.00%

Other Expenses	0.41%	0.45%	0.34%	1.14%	0.91%	0.89%	0.24%

Total Annual Fund Operating Expenses	1.36%	2.15%	1.04%	2.09%	2.11%	1.59%	0.94%

Fee Waiver and/or Expense Reimbursement (c)	(0.11)%	(0.15)%	(0.09)%	(0.84)%	(0.61)%	(0.64)%	(0.09)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (d)	1.25%	2.00%	0.95%	1.25%	1.50%	0.95%	0.85%

(a) If you purchased $1,000,000 or more of Class A shares of a Carillon mutual fund that were not otherwise eligible for a sales charge waiver and sell the shares within 18 months from the date of purchase, you may pay up to a 1% contingent deferred sales charge at the time of sale. If you sell Class C shares less than one year after purchase, you will pay a 1% CDSC at the time of sale.

(b) Management Fees have been restated to reflect a reduction in the contractual investment advisory fee rate and subadvisory fee rate that became effective on March 1, 2021.

(c) Carillon Tower Advisers, Inc. (“Carillon”) has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of the fund to the extent that annual operating expenses of each class exceed a percentage of that class’ average daily net assets through February 28, 2022 as follows: Class A – 1.25%, Class C – 2.00%, Class I – 0.95%, Class Y – 1.25%, Class R-3 – 1.50%, Class R-5 – 0.95%, and Class R-6 – 0.85%. This expense limitation excludes interest, taxes, brokerage commissions, costs relating to investments in other investment companies (acquired fund fees and expenses), dividends, and extraordinary expenses. The contractual fee waiver can be changed only with the approval of a majority of the fund’s Board of Trustees. Any reimbursement of fund expenses or reduction in Carillon’s investment advisory fees is subject to reimbursement by the fund within the following two fiscal years, if overall expenses fall below the lesser of its then-current expense cap or the expense cap in effect at the time of the fee reimbursement.

(d) The Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for each share class do not correlate to the ratios to average net assets, with expenses waived/recovered, provided in the fund’s financial highlights table, which reflects the fund’s expenses, including its fee waiver and/or expense reimbursement agreement in effect through February 28, 2021. The Annual Fund Operating Expenses table reflects the new fee waiver and/or expense reimbursement agreement that was approved by the fund’s Board of Trustees effective through February 28, 2022, which differs from the prior agreement.

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Carillon Mutual Funds

SUMMARY OF CARILLON SCOUT INTERNATIONAL FUND    |    3.1. 2 0 2 1

Expense example | This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same, except that the example reflects the fee waiver/expense reimbursement arrangement for each share class through February 28, 2022. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	Year 1	Year 3	Year 5	Year 10
Class A	$596	$875	$1,174	$2,023
Class C	$303	$659	$1,141	$2,471
Class I	$97	$322	$565	$1,263
Class Y	$127	$574	$1,046	$2,354
Class R-3	$153	$602	$1,078	$2,393
Class R-5	$97	$439	$805	$1,835
Class R-6	$87	$291	$511	$1,146

Portfolio turnover | The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 21% of the average value of its portfolio.

Principal investment strategies | The fund normally pursues its objectives by investing in a diversified portfolio consisting primarily of equity securities of established companies either located outside the United States or whose primary business is carried on outside the United States. The equity securities in which the fund invests include common stocks, depositary receipts (such as American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”)), preferred stocks, convertible securities, and warrants and other rights. The fund normally invests at least 80% of its net assets in equity securities as described above.

In selecting securities for the fund, the portfolio management team primarily performs fundamental “bottom-up” analysis to uncover companies that best fit its investment criteria. This includes evaluation of a company’s cash flow, financial strength, profitability, and potential or actual catalysts that could positively impact share prices. The fund primarily seeks to invest in securities of seasoned companies that are known for the quality and acceptance of their products or services. From time to time, the fund’s portfolio may include the stocks of fewer companies than other diversified funds.

The portfolio management team also considers geopolitical and macroeconomic issues. In addition, the fund may invest in a company domiciled in the United States if more than 50% of the company’s assets, personnel, sales or earnings are located outside the United States and therefore the company’s primary business is carried on outside the United States.

The portfolio management team believes that the intrinsic worth and consequent value of the stock of most well-managed and successful companies does not usually change rapidly, even though wide variations in the price may occur. Accordingly, long-term positions in stocks will normally be taken and maintained while the companies’ record and prospects continue to meet with the portfolio management team’s approval.

The fund intends to diversify investments among industries and among a number of countries throughout the world. In addition, the fund may invest a substantial portion of its assets (more than 25%) in one or more countries if economic and business conditions warrant such investment. The fund will invest no more than 20% of its net assets in investments in developing countries or emerging markets. The fund may have significant exposure to the United Kingdom. However, as the composition of the fund’s portfolio changes over time, the fund’s exposure to this country may be lower at a future date, and the fund’s exposure to other countries may be higher. Although the portfolio managers generally do not emphasize investment in any particular investment sector or industry, the fund may invest a significant portion of its assets in the securities of companies in the financials sector at any given time.

The fund may also invest a portion of its net assets (up to 20%) in high-grade fixed income securities or other investments that may provide income, including cash and money market securities. In such cases, the fund will resume investing primarily in equity securities when conditions warrant.

The fund intends to hold some cash, short-term debt obligations, government securities or other high-quality investments for reserves to cover redemptions and unanticipated expenses. There may be times, however, when the fund attempts to respond to adverse market, economic, political or other conditions by investing a higher percentage of its assets in cash or in those types of money market investments for temporary defensive purposes. During those times, the fund may not be able to pursue its investment objective or follow its principal investment strategies and, instead, will focus on preserving your investment.

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Carillon Mutual Funds

SUMMARY OF CARILLON SCOUT INTERNATIONAL FUND    |    3.1. 2 0 2 1

The fund may lend its securities to broker-dealers and other financial institutions to earn additional income.

Principal risks | The greatest risk of investing in the fund is that you could lose money. The fund invests primarily in common stocks whose values may increase and decrease in response to the activities of the companies that issued such stocks, general market conditions and/or economic conditions. As a result, the fund’s net asset value (“NAV”) may also increase and decrease. An investment in the fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investments in the fund are subject to the following primary risks. The most significant risks of investing in the fund as of the date of this Prospectus are listed first below, followed by the remaining risks in alphabetical order. Each risk summarized below is considered a “principal risk” of investing in the fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

•

Issuer risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services;

•	Equity securities are subject to market risk. The fund may invest in the following equity securities, which may expose the fund to the following additional risks:

Common stocks. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company;

Preferred stock. Preferred stocks are subject to issuer-specific risks and are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders. Preferred stocks may also be subject to credit risk;

Convertible securities. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Convertible securities also are sensitive to movements in interest rates. Generally, a convertible security is subject to the market risks of stocks when the price of the underlying stock is high relative to the conversion price, and is subject to the market risks of debt securities when the underlying stock’s price is low relative to the conversion price;

Depositary receipts. Investing in depositary receipts entails many of the same risks as direct investment in foreign securities, including, but not limited to, currency exchange rate fluctuations, political and financial instability in the home country of a particular depositary receipt, less liquidity and more volatility;

Rights and warrants. Rights and warrants do not carry dividend or voting rights with respect to the underlying securities or any rights in the assets of the issuer, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date;

•

Foreign securities risks, which are potential risks not associated with U.S. investments, include, but are not limited to: (1) currency exchange rate fluctuations; (2) political and financial instability; (3) less liquidity; (4) lack of uniform accounting, auditing and financial reporting standards; (5) increased volatility; (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies; (7) significant limitations on investor rights and recourse; (8) use of unfamiliar corporate organizational structures; (9) unavailable or unreliable public information regarding issuers; and (10) delays in transaction settlement in some foreign markets. The unavailability and/or unreliability of public information available may impede the fund’s ability to accurately evaluate foreign securities. Moreover, it may be difficult to enforce contractual obligations or invoke judicial or arbitration processes against non-U.S. companies and non-U.S. persons in foreign jurisdictions. The risks associated with investments in governmental or quasi-governmental entities of a foreign country are heightened by the potential for unexpected governmental change and inadequate government oversight. Foreign security risk may also apply to ADRs, GDRs and EDRs;

•	Credit risk arises if an issuer is unable or unwilling, or is perceived as unable or unwilling, to meet its financial obligations, or goes bankrupt;
•

Credit ratings risk is the risk associated with the fact that ratings by nationally recognized rating agencies generally represent the agencies’ opinion of the credit quality of an issuer and may prove to be inaccurate;

•

Currency risk is the risk related to the fund’s exposure to foreign currencies through its investments. Foreign currencies may fluctuate significantly over short periods of time, may be affected unpredictably by intervention, or the failure to intervene, of the U.S. or foreign governments or central banks, and may be affected by currency controls or political developments in the U.S. or abroad. Foreign currencies may also decline in value relative to the U.S. dollar and other currencies and thereby affect the fund’s investments;

•

Emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other foreign developed markets. There are also risks of: greater political uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities; delays and disruptions in securities settlement procedures; less stringent, or a lack of accounting, auditing, financial reporting and recordkeeping requirements or standards; and significant limitations on investor rights and recourse. The governments of emerging market countries may also be more unstable. There may be less publicly available information about issuers in emerging markets. When investing in emerging markets, the risks of investing in foreign securities are heightened;

•

Focused holdings risk is the risk of the fund holding a core portfolio of securities of fewer companies than other funds, which means that the increase or decrease of the value of a single investment may have a greater impact on the fund’s NAV and total return when compared to other diversified funds;

•

Growth stock risk is the risk of a growth company not providing an expected earnings increase or dividend yield. When these expectations are not met, the prices of these stocks may decline, even if earnings showed an absolute increase. If a growth investment style shifts out of favor based on market conditions and investor sentiment, the fund could underperform funds that use a value or other non-growth approach to investing or have a broader investment style;

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•

Liquidity risk is the possibility that, during times of widespread market turbulence, trading activity in certain securities may be significantly hampered. The fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the fund. The fund may be required to dispose of investments at unfavorable times or prices to satisfy obligations, which may result in losses or may be costly to the fund. Market prices for such securities may be volatile;

•

Market risk is the risk that markets may at times be volatile, and the values of the fund’s holdings may decline, sometimes significantly and/or rapidly, because of adverse issuer-specific conditions or general market conditions, including a broad stock market decline, which are not specifically related to a particular issuer. These conditions may include real or perceived adverse political, regulatory, market, economic or other developments, such as natural disasters, public health crises, pandemics, changes in federal, state or foreign government policies, regional or global economic instability (including terrorism and geopolitical risks) and interest and currency rate fluctuations. These and other conditions may cause broad changes in market value, the general outlook for corporate earnings, public perceptions concerning these developments or adverse investment sentiment generally. Changes in the financial condition of a single issuer, industry or market segment also can impact the market as a whole. In addition, adverse market events may lead to increased redemptions, which could cause the fund to experience a loss when selling securities to meet redemption requests by shareholders. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Conversely, it is also possible that, during a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Changes in value may be temporary or may last for extended periods. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Recent market events risk includes risks arising from current and recent circumstances impacting markets. The impact of the COVID-19 pandemic has been rapidly evolving, and it has resulted, and may continue to result, in significant disruptions to business operations, travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruptions of and delays in healthcare service preparation and delivery, prolonged quarantines and stay-at-home orders, cancellations, supply chain disruptions, widespread business closures and layoffs, service and event cancellations, reductions and other changes, and lower consumer demand, as well as general concern and uncertainty that has negatively affected the global economy. The Board of Governors of the Federal Reserve System (also known as “the Fed”) has taken and may continue to take numerous measures to address the economic impact of the COVID-19 pandemic, such as the reduction of the federal funds target rate and the introduction of several credit and liquidity facilities, and the U.S. federal government has taken and may continue to take steps to stimulate the U.S. economy, including adopting stimulus packages targeted at large parts of the economy. The effect of these and other efforts may not be known for some time, and it is not known whether and to what extent they will be successful.

Decisions by the Fed regarding interest rate and monetary policy continue to have a significant impact on securities prices as well as the overall strength of the U.S. economy. Future legislative, regulatory and policy changes may impact current international trade deals, result in changes to prudential regulation of certain players in the financial market, and provide significant new investments in infrastructure, the environment, or other areas. A rise in protectionist trade policies, slowing global economic growth, risks associated with ongoing trade negotiations with China, risks associated with the United Kingdom’s departure from the European Union on December 31, 2020, and a trade agreement between the United Kingdom and the European Union, and the possibility of changes to some international trade agreements, could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time. Interest rates have been unusually low in recent years in the U.S. and abroad and are currently at historic lows. Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change;

•

Market timing risk arises because certain types of securities in which the fund invests, including foreign securities, could cause the fund to be at greater risk of market timing activities by fund shareholders. Such activities can dilute the fund’s NAV, increase the fund’s expenses and interfere with the fund’s ability to execute efficient investment strategies;

•

Redemption risk is the risk that, due to a rise in interest rates or other changing government policies that may cause investors to move out of fixed income securities on a large scale, the fund may experience periods of heavy redemptions that could cause the fund to sell assets at inopportune times or at a loss or depressed value;

•

Sector risk is the risk associated with the fund holding a core portfolio of stocks invested in similar businesses, all of which could be affected by similar economic or market conditions. As the fund’s portfolio changes over time, the fund’s exposure to a particular sector may become higher or lower.

Financial sector risk is that risk that financial services companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations;

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•

Securities lending risk is the risk that, if the fund lends its portfolio securities and receives collateral in the form of cash that is reinvested in securities, those securities may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the fund’s ability to vote proxies or to settle transactions and there may be a loss of rights in the collateral should the borrower fail financially;

•

United Kingdom securities risk is the risk that the fund’s exposure to issuers located in, or with economic ties to, the United Kingdom (the ”UK”), could expose the fund to regulatory, political, currency, security, and economic risks associated with investments in the UK. The full impact of the UK’s departure from the European Union, commonly referred to as “Brexit,” which occurred on December 31, 2020, and the nature of the future relationship between the UK and the European Union remains uncertain. The period following the UK’s withdrawal from the European Union is expected to be one of significant political and economic uncertainty. Brexit may create additional economic stresses for the UK, including causing a contraction of the UK economy and price volatility in UK stocks, decreased trade, capital outflows, devaluation of pounds sterling, and wider corporate bond spreads due to uncertainty and declines in business and consumer spending as well as foreign direct investment;

•

Valuation risk arises because the securities held by the fund may be priced by an independent pricing service and may also be priced using dealer quotes or fair valuation methodologies in accordance with valuation procedures adopted by the fund’s Board. The prices provided by the independent pricing service or dealers or the fair valuations may be different from the prices used by other mutual funds or from the prices at which securities are actually bought and sold; and

•

Value stock risk arises from the possibility that a stock’s intrinsic value may not be fully realized by the market or that its price may decline. If a value investment style shifts out of favor based on market conditions and investor sentiment, the fund could underperform funds that use a non-value approach to investing or have a broader investment style.

Performance | The bar chart that follows illustrates annual fund returns for the periods ended December 31. The table that follows compares the fund’s returns for various periods with benchmark returns. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the fund’s Class I share performance from one year to another. The Class I shares of the fund have adopted the performance history and financial statements of the Institutional Class shares of the fund’s predecessor. Each of the fund’s share classes is invested in the same portfolio of securities, and the annual returns would have differed only to the extent that the classes do not have the same sales charges and expenses. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. To obtain more current performance data as of the most recent month-end, please visit our website at carillontower.com.

During 10 year period (Class I shares):

	Return	Quarter ended

Best Quarter	19.92%	December 31, 2020

Worst Quarter	(28.32)%	March 31, 2020

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Average annual total returns (for the periods ended December 31, 2020):

Fund return (after deduction of sales charges and expenses)

Share Class	Inception Date	1-yr	5-yr	10-yr	Lifetime (if less than 10 yrs)

Class I – Before Taxes	9/14/1993	4.38%	7.81%	4.82%

After Taxes on Distributions		2.32%	4.82%	2.52%

After Taxes on Distributions and Sale of Fund Shares		4.05%	5.83%	3.58%

Class A – Before Taxes	11/20/17	(0.91)%			1.90%

Class C – Before Taxes	11/20/17	3.27%			2.71%

Class Y – Before Taxes	11/20/17	4.00%			3.46%

Class R-3 – Before Taxes	11/20/17	3.74%			3.21%

Class R-5 – Before Taxes	11/20/17	4.37%			3.78%

Class R-6 – Before Taxes	11/20/17	4.45%			3.91%

Index (reflects no deduction for fees, expenses or taxes)

	1-yr	5-yr	10-yr	Lifetime (From Inception Date of Class A, Class C, Class Y, Class R-3, Class R-5 and Class R-6 Shares)

MSCI EAFE Index	7.82%	7.45%	5.51%	5.21%

After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) plan or individual retirement account (“IRA”). After-tax returns are shown for Class I only and after-tax returns for Class A, Class C, Class Y, Class R-3, Class R-5, and Class R-6 will vary. The return after taxes on distributions and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

Investment Adviser | Carillon Tower Advisers, Inc. is the fund’s investment adviser.

Sub-adviser | Scout Investments, Inc. serves as the sub-adviser to the fund.

Portfolio Managers | Michael D. Stack, CFA®, has served as the Lead Portfolio Manager of the fund and Angel M. Lupercio has served as Portfolio Co-Manager of the fund since its inception in 2017. Messrs. Stack and Lupercio are jointly and primarily responsible for the day-to-day management of the fund. Mr. Stack was Assistant Portfolio Manager of the fund’s predecessor from February 2006 through December 2007; Portfolio Co-Manager of the fund’s predecessor from April 2012 through March 2014; Co-Lead Portfolio Manager of the fund’s predecessor from March 2014 through December 2014; and Lead Portfolio Manager of the fund’s predecessor from 2015 to 2017. Mr. Lupercio served as Portfolio Co-Manager of the fund’s predecessor from 2015 to 2017.

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Carillon Mutual Funds

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Purchase and sale of fund shares | You may purchase, redeem, or exchange Class A, C, I and Y shares of the fund on any business day through your financial intermediary, by mail at Carillon Family of Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701 (for regular mail) or 615 East Michigan Street, Third Floor, Milwaukee, WI, 53202 (for overnight service), or by telephone (800.421.4184). In Class A and Class C shares, the minimum purchase amount is $1,000 for regular accounts, $500 for retirement accounts and $50 through a periodic investment program, with a minimum subsequent investment plan of $50 per month. In Class Y shares, the minimum purchase amount is $1,000 for regular accounts, $100 for retirement accounts and $100 through a periodic investment program, with a minimum subsequent investment plan of $50 per month. The minimum initial purchase for Class I shares is $10,000, while fee-based plan sponsors set their own minimum requirements. Class R-3, Class R-5 and Class R-6 shares can only be purchased through a participating retirement plan and the minimum initial purchase for Class R-3, Class R-5 and Class R-6 shares is set by the plan administrator.

Tax information | The dividends you receive from the fund will be taxed as ordinary income or net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case you may be subject to federal income tax on withdrawals from the arrangement.

Payments to broker-dealers and other financial intermediaries | If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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SUMMARY OF CARILLON SCOUT MID CAP FUND    |    3.1. 2 0 2 1

Investment objective | The Carillon Scout Mid Cap Fund (“Mid Cap Fund” or the “fund”) seeks long-term growth of capital.

Fees and expenses of the fund | The tables that follow describe the fees and expenses that you may pay if you buy, hold, and sell shares of the Mid Cap Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Class A shares of the Carillon Family of Funds. More information about these and other discounts, including through specific financial intermediaries, is available from your financial professional, on page 97 of the fund’s Prospectus and on page 52 of the fund’s Statement of Additional Information. Although the fund does not impose any sales charge on Class I shares, you may pay a commission to your broker on your purchases and sales of those shares, which is not reflected in the tables or Example below.

Shareholder fees (fees paid directly from your investment):

	Class A	Class C	Class I	Class Y	Class R-3	Class R-5	Class R-6

Maximum Sales Charge Imposed on Purchases (as a % of offering price)	4.75%	None	None	None	None	None	None

Maximum Deferred Sales Charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None (a)	1.00% (a)	None	None	None	None	None

Redemption Fee	None	None	None	None	None	None	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment):

	Class A	Class C	Class I	Class Y	Class R-3	Class R-5	Class R-6

Management Fees	0.74%	0.74%	0.74%	0.74%	0.74%	0.74%	0.74%

Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%	0.25%	0.50%	0.00%	0.00%

Other Expenses	0.23%	0.26%	0.23%	0.29%	0.30%	0.23%	0.14%

Total Annual Fund Operating Expenses	1.22%	2.00%	0.97%	1.28%	1.54%	0.97%	0.88%

(a) If you purchased $1,000,000 or more of Class A shares of a Carillon mutual fund that were not otherwise eligible for a sales charge waiver and sell the shares within 18 months from the date of purchase, you may pay up to a 1% contingent deferred sales charge at the time of sale. If you sell Class C shares less than one year after purchase, you will pay a 1% CDSC at the time of sale.

Expense example | This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	Year 1	Year 3	Year 5	Year 10
Class A	$593	$844	$1,113	$1,882
Class C	$303	$627	$1,078	$2,327
Class I	$99	$309	$536	$1,190
Class Y	$130	$406	$702	$1,545
Class R-3	$157	$486	$839	$1,834
Class R-5	$99	$309	$536	$1,190
Class R-6	$90	$281	$488	$1,084

Portfolio turnover | The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 109% of the average value of its portfolio.

Principal investment strategies | The fund pursues its objective by investing primarily in common stocks of mid cap companies. Under normal circumstances, at least 80% of the fund’s net assets will be invested in mid cap equity securities. The fund’s portfolio managers consider mid-capitalization

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Carillon Mutual Funds

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companies to be those companies that, at the time of initial purchase, have market capitalizations greater than $1 billion and equal to or less than the largest company in the Russell Midcap® Index during the most recent 12-month period (approximately $80.6 billion during the 12-month period ended December 31, 2020). The fund normally maintains a portfolio of investments diversified across companies and economic sectors.

The equity securities in which the fund invests include common stocks, depositary receipts, preferred stocks, convertible securities, warrants and other rights, and real estate investment trusts (“REITs”). The portfolio management team seeks to invest in the securities of companies that are expected to benefit from macroeconomic or company-specific factors, and that are attractively priced relative to their fundamentals. In making investment decisions, the portfolio management team may consider fundamental factors such as cash flow, financial strength, profitability, statistical valuation measures, potential or actual catalysts that could move the share price, accounting practices, management quality, risk factors such as litigation, the estimated fair value of the company, general economic and industry conditions, and additional information as appropriate. The fund may engage in frequent and active trading.

The fund will invest primarily in securities of U.S. companies, but may invest up to 20% of the portfolio in foreign companies, including those located in developing countries or emerging markets; American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”) (collectively, “depositary receipts”). At times, the fund may hold securities of small capitalization companies.

The fund intends to hold some cash, short-term debt obligations, government securities or other high-quality investments for reserves to cover redemptions and unanticipated expenses. There may be times, however, when the fund attempts to respond to adverse market, economic, political or other conditions by investing a higher percentage of its assets in cash or in those types of money market investments for temporary defensive purposes. During those times, the fund may not be able to pursue its investment objective or follow its principal investment strategies and, instead, will focus on preserving your investment.

The fund may lend its securities to broker-dealers and other financial institutions to earn additional income.

Principal risks | The greatest risk of investing in the fund is that you could lose money. The fund invests primarily in common stocks whose values may increase and decrease in response to the activities of the companies that issued such stocks, general market conditions and/or economic conditions. As a result, the fund’s net asset value (“NAV”) may also increase and decrease. An investment in the fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investments in the fund are subject to the following primary risks. The most significant risks of investing in the fund as of the date of this Prospectus are listed first below, followed by the remaining risks in alphabetical order. Each risk summarized below is considered a “principal risk” of investing in the fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

•	Equity securities are subject to market risk. The fund may invest in the following equity securities, which may expose the fund to the following additional risks:

Common stocks. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company;

Preferred stock. Preferred stocks are subject to issuer-specific risks and are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders. Preferred stocks may also be subject to credit risk, which is the risk that an issuer may be unable or unwilling to meet its financial obligations;

Convertible securities. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Convertible securities also are sensitive to movements in interest rates. Generally, a convertible security is subject to the market risks of stocks when the price of the underlying stock is high relative to the conversion price, and is subject to the market risks of debt securities when the underlying stock’s price is low relative to the conversion price;

Depositary receipts. Investing in depositary receipts entails many of the same risks as direct investment in foreign securities, including, but not limited to, currency exchange rate fluctuations, political and financial instability in the home country of a particular depositary receipt, less liquidity and more volatility;

REITs. Investments in REITs are subject to the risks associated with investing in the real estate industry, such as adverse developments affecting the real estate industry and real property values, and are dependent upon the skills of their managers. REITs typically incur fees that are separate from those incurred by the fund, meaning the fund, as a shareholder, will indirectly bear a proportionate share of a REIT’s operating expenses;

Rights and warrants. Rights and warrants do not carry dividend or voting rights with respect to the underlying securities or any rights in the assets of the issuer, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date;

•

Mid-cap company risk arises because mid-cap companies may have narrower commercial markets, limited managerial and financial resources, more volatile performance, and less liquid stock, compared to larger, more established companies;

•

Market risk is the risk that markets may at times be volatile, and the values of the fund’s holdings may decline, sometimes significantly and/or rapidly, because of adverse issuer-specific conditions or general market conditions, including a broad stock market decline, which are not specifically related to a particular issuer. These conditions may include real or perceived adverse political, regulatory, market, economic or other developments, such as natural disasters, public health crises, pandemics, changes in federal, state or foreign government policies, regional or global economic instability (including

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terrorism and geopolitical risks) and interest and currency rate fluctuations. These and other conditions may cause broad changes in market value, the general outlook for corporate earnings, public perceptions concerning these developments or adverse investment sentiment generally. Changes in the financial condition of a single issuer, industry or market segment also can impact the market as a whole. In addition, adverse market events may lead to increased redemptions, which could cause the fund to experience a loss when selling securities to meet redemption requests by shareholders. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Conversely, it is also possible that, during a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Changes in value may be temporary or may last for extended periods. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Recent market events risk includes risks arising from current and recent circumstances impacting markets. The impact of the COVID-19 pandemic has been rapidly evolving, and it has resulted, and may continue to result, in significant disruptions to business operations, travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruptions of and delays in healthcare service preparation and delivery, prolonged quarantines and stay-at-home orders, cancellations, supply chain disruptions, widespread business closures and layoffs, service and event cancellations, reductions and other changes, and lower consumer demand, as well as general concern and uncertainty that has negatively affected the global economy. The Board of Governors of the Federal Reserve System (also known as “the Fed”) has taken and may continue to take numerous measures to address the economic impact of the COVID-19 pandemic, such as the reduction of the federal funds target rate and the introduction of several credit and liquidity facilities, and the U.S. federal government has taken and may continue to take steps to stimulate the U.S. economy, including adopting stimulus packages targeted at large parts of the economy. The effect of these and other efforts may not be known for some time, and it is not known whether and to what extent they will be successful.

Decisions by the Fed regarding interest rate and monetary policy continue to have a significant impact on securities prices as well as the overall strength of the U.S. economy. Future legislative, regulatory and policy changes may impact current international trade deals, result in changes to prudential regulation of certain players in the financial market, and provide significant new investments in infrastructure, the environment, or other areas. A rise in protectionist trade policies, slowing global economic growth, risks associated with ongoing trade negotiations with China, risks associated with the United Kingdom’s departure from the European Union on December 31, 2020, and a trade agreement between the United Kingdom and the European Union, and the possibility of changes to some international trade agreements, could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time. Interest rates have been unusually low in recent years in the U.S. and abroad and are currently at historic lows. Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change;

•

Currency risk is the risk related to the fund’s exposure to foreign currencies through its investments. Foreign currencies may fluctuate significantly over short periods of time, may be affected unpredictably by intervention, or the failure to intervene, of the U.S. or foreign governments or central banks, and may be affected by currency controls or political developments in the U.S. or abroad. Foreign currencies may also decline in value relative to the U.S. dollar and other currencies and thereby affect the fund’s investments;

•

Emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other foreign developed markets. There are also risks of: greater political uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities; delays and disruptions in securities settlement procedures; less stringent, or a lack of, accounting, auditing, financial reporting and recordkeeping requirements or standards; and significant limitations on investor rights and recourse. The governments of emerging market countries may also be more unstable. There may be less publicly available information about issuers in emerging markets. When investing in emerging markets, the risks of investing in foreign securities are heightened;

•

Foreign securities risks, which are potential risks not associated with U.S. investments, include, but are not limited to: (1) currency exchange rate fluctuations; (2) political and financial instability; (3) less liquidity; (4) lack of uniform accounting, auditing and financial reporting standards; (5) increased volatility; (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies; (7) significant limitations on investor rights and recourse; (8) use of unfamiliar corporate organizational structures; (9) unavailable or unreliable public information regarding issuers; and (10) delays in transaction settlement in some foreign markets. The unavailability and/or unreliability of public information available may impede the fund’s ability to accurately evaluate foreign securities. Moreover, it may be difficult to enforce contractual obligations or invoke judicial or arbitration processes against non-U.S. companies and non-U.S. persons in foreign jurisdictions. The risks associated with investments in governmental or quasi-governmental entities of a foreign country are heightened by the potential for unexpected governmental change and inadequate government oversight. Foreign security risk may also apply to ADRs and GDRs;

•

Growth stock risk is the risk of a growth company not providing an expected earnings increase or dividend yield. When these expectations are not met, the prices of these stocks may decline, even if earnings showed an absolute increase. If a growth investment style shifts out of favor based on market conditions and investor sentiment, the fund could underperform funds that use a value or other non-growth approach to investing or have a broader investment style;

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•

Market timing risk arises because certain types of securities in which the fund invests, including small-cap and foreign securities, could cause the fund to be at greater risk of market timing activities by fund shareholders. Such activities can dilute the fund’s NAV, increase the fund’s expenses and interfere with the fund’s ability to execute efficient investment strategies;

•

Portfolio turnover risk is the risk that performance may be adversely affected by the high rate of portfolio turnover that can be caused by the fund engaging in active and frequent trading, which generally leads to greater transaction costs;

•

Securities lending risk is the risk that, if the fund lends its portfolio securities and receives collateral in the form of cash that is reinvested in securities, those securities may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the fund’s ability to vote proxies or to settle transactions and there may be a loss of rights in the collateral should the borrower fail financially;

•

Small-cap company risk arises because small-cap companies may have less liquid stock, a more volatile share price, a limited product or service base, narrower commercial markets and limited access to capital, compared to larger, more established companies; and

•

Value stock risk arises from the possibility that a stock’s intrinsic value may not be fully realized by the market or that its price may decline. If a value investment style shifts out of favor based on market conditions and investor sentiment, the fund could underperform funds that use a non-value approach to investing or have a broader investment style.

Performance | The bar chart that follows illustrates annual fund returns for the periods ended December 31. The table that follows compares the fund’s returns for various periods with benchmark returns. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the fund’s Class I share performance from one year to another. The Class I shares of the fund have adopted the performance history and financial statements of the Institutional Class shares of the fund’s predecessor. Each of the fund’s share classes is invested in the same portfolio of securities, and the annual returns would have differed only to the extent that the classes do not have the same sales charges and expenses. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. To obtain more current performance data as of the most recent month-end, please visit our website at carillontower.com.

During 10 year period (Class I shares):

	Return	Quarter Ended

Best Quarter	28.15%	June 30, 2020

Worst Quarter	(25.25)%	March 31, 2020

Average annual total returns (for the periods ended December 31, 2020):

Fund return (after deduction of sales charges and expenses)

Share Class	Inception Date	1-yr	5-yr	10-yr	Lifetime (if less than 10 yrs)

Class I – Before Taxes	10/31/2006	27.27%	15.27%	12.55%

After Taxes on Distributions		26.55%	14.07%	10.85%

After Taxes on Distributions and Sale of Fund Shares		16.64%	12.00%	9.77%

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Fund return (after deduction of sales charges and expenses)

Share Class	Inception Date	1-yr	5-yr	10-yr	Lifetime (if less than 10 yrs)

Class A – Before Taxes	11/20/17	21.00%			9.79%

Class C – Before Taxes	11/20/17	26.03%			10.68%

Class Y – Before Taxes	11/20/17	26.90%			11.47%

Class R-3 – Before Taxes	11/20/17	26.55%			11.14%

Class R-5 – Before Taxes	11/20/17	27.32%			11.67%

Class R-6 – Before Taxes	11/20/17	27.43%			11.85%

Index (reflects no deduction for fees, expenses or taxes)

	1-yr	5-yr	10-yr	Lifetime (From Inception Date of Class A, Class C, Class Y, Class R-3, Class R-5 and Class R-6 Shares)

Russell Midcap® Index	17.10%	13.40%	12.41%	12.30%

After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) plan or individual retirement account (“IRA”). After-tax returns are shown for Class I only and after-tax returns for Class A, Class C, Class Y, Class R-3, Class R-5, and Class R-6 will vary. The return after taxes on distributions and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

Investment Adviser | Carillon Tower Advisers, Inc. is the fund’s investment adviser.

Sub-adviser | Scout Investments, Inc. serves as the sub-adviser to the fund.

Portfolio Managers | G. Patrick Dunkerley, CFA®, has served as the Lead Portfolio Manager of the fund and Derek M. Smashey, CFA®, John A. Indellicate II, CFA® and Jason J. Votruba, CFA®, have served as Portfolio Co-Managers of the fund since its inception in 2017. Messrs. Dunkerley, Smashey, Indellicate and Votruba are jointly and primarily responsible for the day-to-day management of the fund. Mr. Dunkerley served as Lead Portfolio Manager of the fund’s predecessor and Mr. Smashey served as Portfolio Co-Manager of the fund’s predecessor from its inception in 2006 to 2017. Messrs. Indellicate and Votruba served as Portfolio Co-Managers of the fund’s predecessor from 2011 and 2013, respectively, to 2017.

Purchase and sale of fund shares | You may purchase, redeem, or exchange Class A, C, I and Y shares of the fund on any business day through your financial intermediary, by mail at Carillon Family of Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701 (for regular mail) or 615 East Michigan Street, Third Floor, Milwaukee, WI, 53202 (for overnight service), or by telephone (800.421.4184). In Class A and Class C shares, the minimum purchase amount is $1,000 for regular accounts, $500 for retirement accounts and $50 through a periodic investment program, with a minimum subsequent investment plan of $50 per month. In Class Y shares, the minimum purchase amount is $1,000 for regular accounts, $100 for retirement accounts and $100 through a periodic investment program, with a minimum subsequent investment plan of $50 per month. The minimum initial purchase for Class I shares is $10,000, while fee-based plan sponsors set their own minimum requirements. Class R-3, Class R-5 and Class R-6 shares can only be purchased through a participating retirement plan and the minimum initial purchase for Class R-3, Class R-5 and Class R-6 shares is set by the plan administrator.

Tax information | The dividends you receive from the fund will be taxed as ordinary income or net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case you may be subject to federal income tax on withdrawals from the arrangement.

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Payments to broker-dealers and other financial intermediaries | If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Investment objective | The Carillon Scout Small Cap Fund (“Small Cap Fund” or the “fund”) seeks long-term growth of capital.

Fees and expenses of the fund | The tables that follow describe the fees and expenses that you may pay if you buy, hold, and sell shares of the Small Cap Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Class A shares of the Carillon Family of Funds. More information about these and other discounts, including through specific financial intermediaries, is available from your financial professional, on page 97 of the fund’s Prospectus and on page 52 of the fund’s Statement of Additional Information. Although the fund does not impose any sales charge on Class I shares, you may pay a commission to your broker on your purchases and sales of those shares, which is not reflected in the tables or Example below.

Shareholder fees (fees paid directly from your investment):

	Class A	Class C	Class I	Class Y	Class R-3	Class R-5	Class R-6

Maximum Sales Charge Imposed on Purchases (as a % of offering price)	4.75%	None	None	None	None	None	None

Maximum Deferred Sales Charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None (a)	1.00% (a)	None	None	None	None	None

Redemption Fee	None	None	None	None	None	None	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment):

	Class A	Class C	Class I	Class Y	Class R-3	Class R-5	Class R-6

Management Fees	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%

Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%	0.25%	0.50%	0.00%	0.00%

Other Expenses	0.34%	0.35%	0.35%	0.40% (b)	0.56%	0.45%	0.25%

Total Annual Fund Operating Expenses	1.19%	1.95%	0.95%	1.25%	1.66%	1.05%	0.85%

Fee Waiver and/or Expense Reimbursement (c)	0.00%	0.00%	0.00%	0.00%	(0.16)%	(0.10)%	0.00%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.19%	1.95%	0.95%	1.25%	1.50%	0.95%	0.85%

(a) If you purchased $1,000,000 or more of Class A shares of a Carillon mutual fund that were not otherwise eligible for a sales charge waiver and sell the shares within 18 months from the date of purchase, you may pay up to a 1% contingent deferred sales charge at the time of sale. If you sell Class C shares less than one year after purchase, you will pay a 1% CDSC at the time of sale.

(b) “Other Expenses” includes an amount of less than 0.01% paid to Carillon Tower Advisers, Inc. (“Carillon”) by the fund during the fiscal year ended October 31, 2020 that was previously waived and/or reimbursed by Carillon under a contractual fee waiver/expense reimbursement agreement for the fund’s Class Y shares. Any reimbursement of fund expenses or reduction in Carillon’s investment advisory fees under the contractual fee waiver/expense reimbursement agreement is subject to reimbursement by the fund within the following two fiscal years, if overall expenses fall below the lesser of its then-current expense cap or the expense cap in effect at the time of the fee reimbursement.

(c) Carillon has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of the fund to the extent that annual operating expenses of Class R-3 and Class R-5 shares exceed a percentage of that class’ average daily net assets through February 28, 2022 as follows: Class R-3 – 1.50% and Class R-5 – 0.95%. This expense limitation excludes interest, taxes, brokerage commissions, costs relating to investments in other investment companies (acquired fund fees and expenses), dividends, and extraordinary expenses. The contractual fee waiver can be changed only with the approval of a majority of the fund’s Board of Trustees. Any reimbursement of fund expenses or reduction in Carillon’s investment advisory fees is subject to reimbursement by the fund within the following two fiscal years, if overall expenses fall below the lesser of its then-current expense cap or the expense cap in effect at the time of the fee reimbursement.

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Expense example | This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same, except that the example reflects the fee waiver/expense reimbursement arrangement for Class R-3 and Class R-5 shares through February 28, 2022. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	Year 1	Year 3	Year 5	Year 10
Class A	$591	$835	$1,098	$1,850
Class C	$298	$612	$1,052	$2,275
Class I	$97	$303	$525	$1,166
Class Y	$127	$397	$686	$1,511
Class R-3	$153	$508	$887	$1,952
Class R-5	$97	$324	$570	$1,274
Class R-6	$87	$271	$471	$1,049
Portfolio turnover | The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 22% of the average value of its portfolio.

Principal investment strategies | The fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets in equity securities (mostly common stocks) of small cap companies located anywhere in the United States. The fund’s portfolio managers consider small-capitalization companies to be those companies that, at the time of initial purchase, have a market capitalization equal to or less than the largest company in the Russell 2000® Growth Index during the most recent 12-month period (approximately $15.4 billion during the 12-month period ended December 31, 2020). From time to time, the fund’s portfolio may include the stocks of fewer companies than other diversified funds.

The equity securities in which the fund invests include common stocks, depositary receipts, preferred stocks, convertible securities, warrants and other rights, and real estate investment trusts (“REITs”).

The fund normally invests in a diversified portfolio of equity securities that are selected based upon the portfolio management team’s perception of their above-average potential for long-term growth of capital. The portfolio management team searches for companies that it believes are well positioned to benefit from the emergence of long-term catalysts for growth. The identified growth catalysts are long-term and secular (i.e., exhibiting relatively consistent expansion over a long period). Following the identification of well-positioned companies, the portfolio management team estimates the fair value of each candidate by assessing: margin structure, growth rate, debt level and other measures which it believes influence relative stock valuations. The overall company analysis includes the assessment of the liquidity of each security, sustainability of profit margins, barriers to entry, company management and free cash flow.

The fund will invest primarily in securities of U.S. companies, but may invest up to 10% of the portfolio in foreign companies, including those located in developing countries or emerging markets; American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”) (collectively, “depositary receipts”). Although the portfolio managers generally do not emphasize investment in any particular investment sector or industry, the fund may invest a significant portion of its assets in the securities of companies in the health care and information technology sectors at any given time. The fund also may hold securities of mid-capitalization companies.

The fund intends to hold some cash, short-term debt obligations, government securities or other high-quality investments for reserves to cover redemptions and unanticipated expenses. There may be times, however, when the fund attempts to respond to adverse market, economic, political or other conditions by investing a higher percentage of its assets in cash or in those types of money market investments for temporary defensive purposes. During those times, the fund may not be able to pursue its investment objective or follow its principal investment strategies and, instead, will focus on preserving your investment.

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The fund may lend its securities to broker-dealers and other financial institutions to earn additional income.

Principal risks | The greatest risk of investing in the fund is that you could lose money. The fund invests primarily in common stocks whose values may increase and decrease in response to the activities of the companies that issued such stocks, general market conditions and/or economic conditions. As a result, the fund’s net asset value (“NAV”) may also increase and decrease. An investment in the fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investments in the fund are subject to the following primary risks. The most significant risks of investing in the fund as of the date of this Prospectus are listed first below, followed by the remaining risks in alphabetical order. Each risk summarized below is considered a “principal risk” of investing in the fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

•

Small-cap company risk arises because small-cap companies may have less liquid stock, a more volatile share price, a limited product or service base, narrower commercial markets and limited access to capital, compared to larger, more established companies;

•

Growth stock risk is the risk of a growth company not providing an expected earnings increase or dividend yield. When these expectations are not met, the prices of these stocks may decline, even if earnings showed an absolute increase. If a growth investment style shifts out of favor based on market conditions and investor sentiment, the fund could underperform funds that use a value or other non-growth approach to investing or have a broader investment style;

•

Market risk is the risk that markets may at times be volatile, and the values of the fund’s holdings may decline, sometimes significantly and/or rapidly, because of adverse issuer-specific conditions or general market conditions, including a broad stock market decline, which are not specifically related to a particular issuer. These conditions may include real or perceived adverse political, regulatory, market, economic or other developments, such as natural disasters, public health crises, pandemics, changes in federal, state or foreign government policies, regional or global economic instability (including terrorism and geopolitical risks) and interest and currency rate fluctuations. These and other conditions may cause broad changes in market value, the general outlook for corporate earnings, public perceptions concerning these developments or adverse investment sentiment generally. Changes in the financial condition of a single issuer, industry or market segment also can impact the market as a whole. In addition, adverse market events may lead to increased redemptions, which could cause the fund to experience a loss when selling securities to meet redemption requests by shareholders. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Conversely, it is also possible that, during a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Changes in value may be temporary or may last for extended periods. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Recent market events risk includes risks arising from current and recent circumstances impacting markets. The impact of the COVID-19 pandemic has been rapidly evolving, and it has resulted, and may continue to result, in significant disruptions to business operations, travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruptions of and delays in healthcare service preparation and delivery, prolonged quarantines and stay-at-home orders, cancellations, supply chain disruptions, widespread business closures and layoffs, service and event cancellations, reductions and other changes, and lower consumer demand, as well as general concern and uncertainty that has negatively affected the global economy. The Board of Governors of the Federal Reserve System (also known as “the Fed”) has taken and may continue to take numerous measures to address the economic impact of the COVID-19 pandemic, such as the reduction of the federal funds target rate and the introduction of several credit and liquidity facilities, and the U.S. federal government has taken and may continue to take steps to stimulate the U.S. economy, including adopting stimulus packages targeted at large parts of the economy. The effect of these and other efforts may not be known for some time, and it is not known whether and to what extent they will be successful.

Decisions by the Fed regarding interest rate and monetary policy continue to have a significant impact on securities prices as well as the overall strength of the U.S. economy. Future legislative, regulatory and policy changes may impact current international trade deals, result in changes to prudential regulation of certain players in the financial market, and provide significant new investments in infrastructure, the environment, or other areas. A rise in protectionist trade policies, slowing global economic growth, risks associated with ongoing trade negotiations with China, risks associated with the United Kingdom’s departure from the European Union on December 31, 2020, and a trade agreement between the United Kingdom and the European Union, and the possibility of changes to some international trade agreements, could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time. Interest rates have been unusually low in recent years in the U.S. and abroad and are currently at historic lows. Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change;

•

Emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other foreign developed markets. There are also risks of: greater political uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities; delays and disruptions in securities settlement procedures; less stringent, or a lack of, accounting, auditing, financial reporting and recordkeeping requirements or standards; and significant

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limitations on investor rights and recourse. The governments of emerging market countries may also be more unstable. There may be less publicly available information about issuers in emerging markets. When investing in emerging markets, the risks of investing in foreign securities are heightened;
•	Equity securities are subject to market risk. The fund may invest in the following equity securities, which may expose the fund to the following additional risks:

Common stocks. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company;

Preferred stock. Preferred stocks are subject to issuer-specific risks and are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders. Preferred stocks may also be subject to credit risk, which is the risk that an issuer may be unable or unwilling to meet its financial obligations;

Convertible securities. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Convertible securities also are sensitive to movements in interest rates. Generally, a convertible security is subject to the market risks of stocks when the price of the underlying stock is high relative to the conversion price, and is subject to the market risks of debt securities when the underlying stock’s price is low relative to the conversion price;

Depositary receipts. Investing in depositary receipts entails many of the same risks as direct investment in foreign securities, including, but not limited to, currency exchange rate fluctuations, political and financial instability in the home country of a particular depositary receipt, less liquidity and more volatility;

REITs. Investments in REITs are subject to the risks associated with investing in the real estate industry, such as adverse developments affecting the real estate industry and real property values, and are dependent upon the skills of their managers. REITs typically incur fees that are separate from those incurred by the fund, meaning the fund, as a shareholder, will indirectly bear a proportionate share of a REIT’s operating expenses;

Rights and warrants. Rights and warrants do not carry dividend or voting rights with respect to the underlying securities or any rights in the assets of the issuer, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date;

•

Focused holdings risk is the risk of the fund holding a core portfolio of securities of fewer companies than other funds, which means that the increase or decrease of the value of a single investment may have a greater impact on the fund’s NAV and total return when compared to other diversified funds;

•

Foreign securities risks, which are potential risks not associated with U.S. investments, include, but are not limited to: (1) currency exchange rate fluctuations; (2) political and financial instability; (3) less liquidity; (4) lack of uniform accounting, auditing and financial reporting standards; (5) increased volatility; (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies; (7) significant limitations on investor rights and recourse; (8) use of unfamiliar corporate organizational structures; (9) unavailable or unreliable public information regarding issuers; and (10) delays in transaction settlement in some foreign markets. The unavailability and/or unreliability of public information available may impede the fund’s ability to accurately evaluate foreign securities. Moreover, it may be difficult to enforce contractual obligations or invoke judicial or arbitration processes against non-U.S. companies and non-U.S. persons in foreign jurisdictions. The risks associated with investments in governmental or quasi-governmental entities of a foreign country are heightened by the potential for unexpected governmental change and inadequate government oversight. Foreign security risk may also apply to ADRs and GDRs;

•

Market timing risk arises because certain types of securities in which the fund invests, including small-cap and foreign securities, could cause the fund to be at greater risk of market timing activities by fund shareholders. Such activities can dilute the fund’s NAV, increase the fund’s expenses and interfere with the fund’s ability to execute efficient investment strategies;

•

Mid-cap company risk arises because mid-cap companies may have narrower commercial markets, limited managerial and financial resources, more volatile performance, and less liquid stock, compared to larger, more established companies;

•

Sector risk is the risk associated with the fund holding a core portfolio of stocks invested in similar businesses, all of which could be affected by similar economic or market conditions. As the fund’s portfolio changes over time, the fund’s exposure to a particular sector may become higher or lower.

The health care sector may be affected by government regulations and government health care programs, restrictions on government reimbursement for medical expenses, increases or decreases in the cost of medical products and services and product liability claims, among other factors. Many health care products and services may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, and delays in or failure to receive such approvals may negatively impact the business of such companies. Additional or more stringent laws and regulations enacted in the future could have a material adverse effect on such companies in the health care sector;

Information technology sector risk is the risk that products of information technology companies may face rapid product obsolescence due to technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Failure to introduce new products, develop and maintain a loyal customer base or achieve general market acceptance for their products could have a material adverse effect on a company’s business. Companies in the information technology sector are heavily dependent on intellectual property and the loss of patent, copyright and trademark protections may adversely affect the profitability of these companies;

•

Securities lending risk is the risk that, if the fund lends its portfolio securities and receives collateral in the form of cash that is reinvested in securities, those securities may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the fund’s ability to vote proxies or to settle transactions and there may be a loss of rights in the collateral should the borrower fail financially; and

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•

Value stock risk arises from the possibility that a stock’s intrinsic value may not be fully realized by the market or that its price may decline. If a value investment style shifts out of favor based on market conditions and investor sentiment, the fund could underperform funds that use a non-value approach to investing or have a broader investment style.

Performance | The bar chart that follows illustrates annual fund returns for the periods ended December 31. The table that follows compares the fund’s returns for various periods with benchmark returns. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the fund’s Class I share performance from one year to another. The Class I shares of the fund have adopted the performance history and financial statements of the Institutional Class shares of the fund’s predecessor. Each of the fund’s share classes is invested in the same portfolio of securities, and the annual returns would have differed only to the extent that the classes do not have the same sales charges and expenses. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. To obtain more current performance data as of the most recent month-end, please visit our website at carillontower.com.

During 10 year period (Class I shares):

	Return	Quarter Ended

Best Quarter	34.38%	December 31, 2020

Worst Quarter	(26.50)%	March 31, 2020

Average annual total returns (for the periods ended December 31, 2020):

Fund return (after deduction of sales charges and expenses)

Share Class	Inception Date	1-yr	5-yr	10-yr	Lifetime (if less than 10 yrs)

Class I – Before Taxes	7/2/01	35.69%	18.22%	14.32%

After Taxes on Distributions		32.97%	16.38%	13.01%

After Taxes on Distributions and Sale of Fund Shares		22.49%	14.37%	11.68%

Class A – Before Taxes	11/20/17	28.95%			14.45%

Class C – Before Taxes	11/20/17	34.35%			15.37%

Class Y – Before Taxes	11/20/17	35.29%			16.19%

Class R-3 – Before Taxes	11/20/17	34.92%			15.89%

Class R-5 – Before Taxes	11/20/17	35.72%			16.54%

Class R-6 – Before Taxes	11/20/17	35.83%			16.66%

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Index (reflects no deduction for fees, expenses or taxes)

	1-yr	5-yr	10-yr	Lifetime (From Inception Date of Class A, Class C, Class Y, Class R-3, Class R-5 and Class R-6 Shares)

Russell 2000 Growth Index	34.63%	16.36%	13.48%	16.55%

After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) plan or individual retirement account (“IRA”). After-tax returns are shown for Class I only and after-tax returns for Class A, Class C, Class Y, Class R-3, Class R-5, and Class R-6 will vary. The return after taxes on distributions and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

Investment Adviser | Carillon Tower Advisers, Inc. is the fund’s investment adviser.

Sub-adviser | Scout Investments, Inc. serves as the sub-adviser to the fund.

Portfolio Managers | James R. McBride, CFA®, has served as the Lead Portfolio Manager of the fund and Timothy L. Miller, CFA® has served as Portfolio Co-Manager of the fund since its inception in 2017. Messrs. McBride and Miller are jointly and primarily responsible for the day-to-day management of the fund. Mr. McBride was Portfolio Co-Manager of the fund’s predecessor from 2010 through 2015 and served as Lead Portfolio Manager of the fund’s predecessor from 2015 to 2017. Mr. Miller served as Portfolio Co-Manager of the fund’s predecessor from 2013 to 2017.

Purchase and sale of fund shares | You may purchase, redeem, or exchange Class A, C, I and Y shares of the fund on any business day through your financial intermediary, by mail at Carillon Family of Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701 (for regular mail) or 615 East Michigan Street, Third Floor, Milwaukee, WI, 53202 (for overnight service), or by telephone (800.421.4184). In Class A and Class C shares, the minimum purchase amount is $1,000 for regular accounts, $500 for retirement accounts and $50 through a periodic investment program, with a minimum subsequent investment plan of $50 per month. In Class Y shares, the minimum purchase amount is $1,000 for regular accounts, $100 for retirement accounts and $100 through a periodic investment program, with a minimum subsequent investment plan of $50 per month. The minimum initial purchase for Class I shares is $10,000, while fee-based plan sponsors set their own minimum requirements. Class R-3, Class R-5 and Class R-6 shares can only be purchased through a participating retirement plan and the minimum initial purchase for Class R-3, Class R-5 and Class R-6 shares is set by the plan administrator.

Tax information | The dividends you receive from the fund will be taxed as ordinary income or net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case you may be subject to federal income tax on withdrawals from the arrangement.

Payments to broker-dealers and other financial intermediaries | If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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SUMMARY OF CARILLON REAMS CORE BOND FUND    |    3.1. 2 0 2 1

Investment objective | The Carillon Reams Core Bond Fund (“Core Bond Fund” or the “fund”) seeks a high level of total return consistent with the preservation of capital.

Fees and expenses of the fund | The tables that follow describe the fees and expenses that you may pay if you buy, hold, and sell shares of the Core Bond Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Class A shares of the Carillon Family of Funds. More information about these and other discounts, including through specific financial intermediaries, is available from your financial professional, on page 97 of the fund’s Prospectus and on page 52 of the fund’s Statement of Additional Information. Although the fund does not impose any sales charge on Class I shares, you may pay a commission to your broker on your purchases and sales of those shares, which is not reflected in the tables or Example below.

Shareholder fees (fees paid directly from your investment):

	Class A	Class C	Class I	Class Y	Class R-3	Class R-5	Class R-6

Maximum Sales Charge Imposed on Purchases (as a % of offering price)	3.75%	None	None	None	None	None	None

Maximum Deferred Sales Charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None (a)	1.00% (a)	None	None	None	None	None

Redemption Fee	None	None	None	None	None	None	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment):

	Class A	Class C	Class I	Class Y	Class R-3	Class R-5	Class R-6

Management Fees	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%

Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%	0.25%	0.50%	0.00%	0.00%

Other Expenses	0.38%	0.32%	0.36%	0.33%	0.69%	0.85%	0.32%

Total Annual Fund Operating Expenses	1.03%	1.72%	0.76%	0.98%	1.59%	1.25%	0.72%

Fee Waiver and/or Expense Reimbursement (b)	(0.23)%	(0.17)%	(0.36)%	(0.18)%	(0.54)%	(0.75)%	(0.32)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.80%	1.55%	0.40%	0.80%	1.05%	0.50%	0.40%

(a) If you purchased $1,000,000 or more of Class A shares of a Carillon mutual fund that were not otherwise eligible for a sales charge waiver and sell the shares within 18 months from the date of purchase, you may pay up to a 1% contingent deferred sales charge at the time of sale. If you sell Class C shares less than one year after purchase, you will pay a 1% CDSC at the time of sale.

(b) Carillon Tower Advisers, Inc. (“Carillon”) has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of the fund to the extent that annual operating expenses of each class exceed a percentage of that class’ average daily net assets through February 28, 2022 as follows: Class A – 0.80%, Class C – 1.55%, Class I – 0.40%, Class Y – 0.80%, Class R-3 – 1.05%, Class R-5 – 0.50%, and Class R-6 – 0.40%. This expense limitation excludes interest, taxes, brokerage commissions, short sale dividends and interest expenses, costs relating to investments in other investment companies (acquired fund fees and expenses), dividends, and extraordinary expenses. The contractual fee waiver can be changed only with the approval of a majority of the fund’s Board of Trustees. Any reimbursement of fund expenses or reduction in Carillon’s investment advisory fees is subject to reimbursement by the fund within the following two fiscal years, if overall expenses fall below the lesser of its then-current expense cap or the expense cap in effect at the time of the fee reimbursement.

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Expense example | This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same, except that the example reflects the fee waiver/expense reimbursement arrangement for each share class through February 28, 2022. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	Year 1	Year 3	Year 5	Year 10
Class A	$454	$669	$901	$1,567
Class C	$258	$525	$917	$2,016
Class I	$41	$207	$387	$909
Class Y	$82	$294	$524	$1,185
Class R-3	$107	$449	$815	$1,844
Class R-5	$51	$322	$614	$1,445
Class R-6	$41	$198	$369	$864

Portfolio turnover | The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 549% of the average value of its portfolio.

Principal investment strategies | Under normal circumstances, the fund invests at least 80% of its net assets in bonds of varying maturities, including mortgage- and asset-backed securities. The bonds in which the fund may invest also include other fixed income instruments such as debt securities, to-be-announced securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

The fund invests primarily in investment grade securities. Investment grade securities include securities rated in one of the four highest rating categories by a nationally recognized statistical rating organization, such as BBB- or higher by Standard & Poor’s Financial Services LLC (“S&P®”). In addition, the fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. All securities will be U.S. dollar denominated although they may be securities of foreign issuers. Mortgage-backed securities are pools of mortgage loans that are assembled as securities for sale to investors by various governmental, government-related and private organizations. Asset-backed securities are securities that are secured or “backed” by pools of various types of assets, such as automobile loans, consumer loans, credit cards and equipment leases, on which cash payments are due at fixed intervals over set periods of time.

The fund may invest in derivative instruments, such as futures contracts (including interest rate, bond, U.S. Treasury and fixed income index futures contracts), currency forwards and credit default swap agreements subject to applicable law and any other restrictions described in the fund’s Prospectus or Statement of Additional Information (“SAI”). The fund’s investment in credit default swap agreements may include both single-name credit default swap agreements and credit default swap index products, such as CDX index products. The use of these derivative transactions may allow the fund to obtain net long or short exposures to select interest rates, countries, durations or credit risks. These derivatives may be used to enhance fund returns, increase liquidity, manage the duration of the fund’s portfolio and/or gain exposure to certain instruments or markets (i.e., the corporate bond market) in a more efficient or less expensive way. The credit default swap agreements that the fund invests in may provide exposure to an index of securities representative of the entire investment grade fixed income market. Derivative instruments that provide exposure to bonds may be used to satisfy the fund’s 80% investment policy. The fund’s derivatives investments, other than credit default swaps where the fund is a protection seller, are valued at market value. Credit default swaps where the fund is a protection seller are valued at notional value.

The portfolio management team attempts to maximize total return over a long-term horizon through opportunistic investing in a broad array of eligible securities. The investment process combines top-down interest rate management with bottom-up fixed income security selection, focusing on undervalued issues in the fixed income market. The portfolio management team first establishes the portfolio’s duration, or interest rate sensitivity. The portfolio management team determines whether the fixed income market is under- or over-priced by comparing current real interest rates (the nominal rates on U.S. Treasury securities less the investment adviser’s estimate of inflation) to historical real interest rates. If the current real interest rate is higher than historical norms, the market is considered undervalued and the portfolio management team will manage the portfolio with a duration greater than the benchmark. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. If the current real interest rate is less than historical norms, the market is considered overvalued and the portfolio management team will run a defensive portfolio by managing the portfolio with a duration less than the benchmark. The portfolio management team normally structures the fund so that the overall portfolio has a duration of between two and seven years based on market conditions. For purposes of calculating the fund’s portfolio duration, the fund includes the effect of the derivative instruments held by the fund.

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The investment adviser then considers sector exposures. Sector exposure decisions are made on both a top-down and bottom-up basis. A bottom-up issue selection process is the major determinant of sector exposure, as the availability of attractive securities in each sector determines their underweighting or overweighting in the fund subject to sector exposure constraints. However, for the more generic holdings in the fund, such as agency notes and pass-through mortgage backed securities, top-down considerations will drive the sector allocation process on the basis of overall measurements of sector value such as yield spreads or price levels.

Once the investment adviser has determined an overall market strategy, the investment adviser selects the most attractive fixed income securities for the fund. The portfolio managers screen hundreds of securities to determine how each will perform in various interest rate environments. The portfolio managers construct these scenarios by considering the outlook for interest rates, fundamental credit analysis and option-adjusted spread analysis. The portfolio managers compare these investment opportunities and assemble the fund’s portfolio from the best available values. The investment adviser constantly monitors the expected returns of the securities in the fund versus those available in the market and of other securities the investment adviser is considering for purchase. The investment adviser’s strategy is to replace securities that it feels are approaching fair market value with those that, according to its analysis, are significantly undervalued. As a result of this strategy, the fund’s portfolio turnover rate will vary from year to year depending on market conditions and the fund may engage in frequent and active trading.

The fund may lend its securities to broker-dealers and other financial institutions to earn additional income.

Principal risks | The greatest risk of investing in the fund is that you could lose money. The values of most debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities. For example, the values of debt securities in the fund’s portfolio generally will decline when interest rates rise and increase when interest rates fall. As a result, the fund’s net asset value (“NAV”) may also increase and decrease. An investment in the fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investments in the fund are subject to the following primary risks. The most significant risks of investing in the fund as of the date of this Prospectus are listed first below, followed by the remaining risks in alphabetical order. Each risk summarized below is considered a “principal risk” of investing in the fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

•

Market risk is the risk that markets may at times be volatile, and the values of the fund’s holdings may decline, sometimes significantly and/or rapidly, because of adverse issuer-specific conditions or general market conditions, including a broad stock market decline, which are not specifically related to a particular issuer. These conditions may include real or perceived adverse political, regulatory, market, economic or other developments, such as natural disasters, public health crises, pandemics, changes in federal, state or foreign government policies, regional or global economic instability (including terrorism and geopolitical risks) and interest and currency rate fluctuations. These and other conditions may cause broad changes in market value, the general outlook for corporate earnings, public perceptions concerning these developments or adverse investment sentiment generally. Changes in the financial condition of a single issuer, industry or market segment also can impact the market as a whole. In addition, adverse market events may lead to increased redemptions, which could cause the fund to experience a loss when selling securities to meet redemption requests by shareholders. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Conversely, it is also possible that, during a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Changes in value may be temporary or may last for extended periods. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Recent market events risk includes risks arising from current and recent circumstances impacting markets. The impact of the COVID-19 pandemic has been rapidly evolving, and it has resulted, and may continue to result, in significant disruptions to business operations, travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruptions of and delays in healthcare service preparation and delivery, prolonged quarantines and stay-at-home orders, cancellations, supply chain disruptions, widespread business closures and layoffs, service and event cancellations, reductions and other changes, and lower consumer demand, as well as general concern and uncertainty that has negatively affected the global economy. The Board of Governors of the Federal Reserve System (also known as “the Fed”) has taken and may continue to take numerous measures to address the economic impact of the COVID-19 pandemic, such as the reduction of the federal funds target rate and the introduction of several credit and liquidity facilities, and the U.S. federal government has taken and may continue to take steps to stimulate the U.S. economy, including adopting stimulus packages targeted at large parts of the economy. The effect of these and other efforts may not be known for some time, and it is not known whether and to what extent they will be successful.

Decisions by the Fed regarding interest rate and monetary policy continue to have a significant impact on securities prices as well as the overall strength of the U.S. economy. Future legislative, regulatory and policy changes may impact current international trade deals, result in changes to prudential regulation of certain players in the financial market, and provide significant new investments in infrastructure, the environment, or other areas. A rise in protectionist trade policies, slowing global economic growth, risks associated with ongoing trade negotiations with China, risks associated with the United Kingdom’s departure from the European Union on December 31, 2020, and a trade agreement between the United Kingdom and the European Union, and the possibility of changes to some international trade agreements, could affect the economies of many

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SUMMARY OF CARILLON REAMS CORE BOND FUND    |    3.1. 2 0 2 1

nations, including the United States, in ways that cannot necessarily be foreseen at the present time. Interest rates have been unusually low in recent years in the U.S. and abroad and are currently at historic lows. Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change;

•

Interest rate risk is the risk that the value of the fund’s investments in fixed income securities will fall when interest rates rise. The effect of increasing interest rates is more pronounced for any intermediate- or longer-term fixed income obligations owned by the fund. For example, if a bond has a duration of seven years, a 1% increase in interest rates could be expected to result in a 7% decrease in the value of the bond. As of the date of this prospectus, interest rates are historically low. Negative interest rates may become more prevalent among non-U.S. issuers, and potentially within the United States. To the extent the fund holds an investment with a negative interest rate to maturity, the fund may generate a negative return on that investment. Conversely, in the future, interest rates may rise, perhaps significantly and/or rapidly, potentially resulting in substantial losses to the fund;

•

Credit risk arises if an issuer or a counterparty, in the case of a derivatives contract, is unable or unwilling, or is perceived as unable or unwilling, to meet its financial obligations or goes bankrupt;

•

Credit ratings risk is the risk associated with the fact that ratings by nationally recognized rating agencies generally represent the agencies’ opinion of the credit quality of an issuer and may prove to be inaccurate;

•

Currency risk is the risk related to the fund’s exposure to foreign currencies through its investments. Foreign currencies may fluctuate significantly over short periods of time, may be affected unpredictably by intervention, or the failure to intervene, of the U.S. or foreign governments or central banks, and may be affected by currency controls or political developments in the U.S. or abroad. Foreign currencies may also decline in value relative to the U.S. dollar and other currencies and thereby affect the fund’s investments;

•

Derivatives, such as swap agreements (including credit default swaps and credit default swap index products), futures (including interest rate futures, bond futures, U.S. Treasury futures and fixed income index futures) or currency forwards, may involve greater risks than if the fund had invested in the reference obligation directly. Derivatives are subject to general market risks, liquidity risks, interest rate risks, and credit risks. Derivatives also present the risk that the other party to the transaction will fail to perform. Derivatives involve an increased risk of mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument, in which case the fund may not realize the intended benefits. When used for hedging, changes in the value of the derivative may also not correlate perfectly with the underlying asset, rate or index. Derivatives can cause the fund to participate in losses (as well as gains) in an amount that significantly exceeds the fund’s initial investment. The derivatives market may be subject to additional regulations in the future.

•

Swap Agreements. Swaps can involve greater risks than a direct investment in an underlying asset because swaps typically include a certain amount of embedded leverage. If swaps are used as a hedging strategy, the fund is subject to the risk that the hedging strategy may not eliminate the risk that it is intended to offset, due to, among other reasons, the occurrence of unexpected price movements or the non-occurrence of expected price movements. Swaps also may be difficult to value. Swaps may be subject to counterparty risk, credit risk and liquidity risk, especially when traded over-the-counter. In addition to these risks, credit default swaps are subject to the risks associated with the purchase and sale of credit protection;

•

Futures and Forward Contracts. Futures and forward contracts are subject to counterparty risk, credit risk and liquidity risk. There may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes. There are no limitations on daily price movements of forward contracts. There can be no assurance that any strategy used will succeed. Not all forward contracts require a counterparty to post collateral, which may expose the fund to greater losses in the event of a default by a counterparty. There can be no assurance that, at all times, a liquid market will exist for offsetting a futures contract that the fund has previously bought or sold and this may result in the inability to close a futures contract when desired. Forward currency transactions include the risks associated with fluctuations in currency. Interest rate and Treasury futures contracts expose the fund to price fluctuations resulting from changes in interest rates. The fund could suffer a loss if interest rates rise after the fund has purchased an interest rate futures contract or fall after the fund has sold an interest rate futures contract. Similarly, Treasury futures contracts expose the fund to potential losses if interest rates do not move as expected. Fixed income index futures contracts expose the fund to volatility in an underlying securities index;

•

Foreign securities risks, which are potential risks not associated with U.S. investments, include, but are not limited to: (1) currency exchange rate fluctuations; (2) political and financial instability; (3) less liquidity; (4) lack of uniform accounting, auditing and financial reporting standards; (5) increased volatility; (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies; (7) significant limitations on investor rights and recourse; (8) use of unfamiliar corporate organizational structures; (9) unavailable or unreliable public information regarding issuers; and (10) delays in transaction settlement in some foreign markets. The unavailability and/or unreliability of public information available may impede the fund’s ability to accurately evaluate foreign securities. Moreover, it may be difficult to enforce contractual obligations or invoke judicial or arbitration processes against non-U.S. companies and non-U.S. persons in foreign jurisdictions. The risks associated with investments in governmental or quasi-governmental entities of a foreign country are heightened by the potential for unexpected governmental change and inadequate government oversight;

•

Income risk is the risk that the fund’s income could decline due to falling market interest rates. In a falling interest rate environment, the fund may be required to invest its assets in lower-yielding securities;

•

Issuer risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services;

•

Leverage risk is the risk that the use of financial instruments to increase potential returns, including the use of when-issued, delayed delivery or forward commitment transactions, and derivatives used for investment (non-hedging) purposes, may cause the fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the fund that exceed the amount originally invested;

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•

LIBOR risk is the risk associated with the fact that certain of the instruments identified in the fund’s principal investment strategies have variable or floating coupon rates that are based on ICE LIBOR (“LIBOR”), Euro Interbank Offered Rate and other similar types of reference rates (each, a “Reference Rate”). These Reference Rates are generally intended to represent the rate at which contributing banks may obtain short-term borrowings from each other within certain financial markets. Arrangements are underway to phase out the use of LIBOR. These arrangements and any additional regulatory or market changes may have an adverse impact on the fund or its investments, including increased volatility or illiquidity in markets for instruments that rely on LIBOR. There remains uncertainty about the nature of any replacement rate and the impact of the transition from LIBOR on the fund and the financial markets generally. The transition process, or the failure of an industry to transition, could lead to increased volatility and illiquidity in markets for instruments that currently rely on LIBOR to determine interest rates and a reduction in the values of some LIBOR-based investments, all of which could impact the fund. At this time, it is not possible to completely identify or predict the effect of any transition, establishment of alternative Reference Rates or other reforms to Reference Rates that may be enacted in the UK or elsewhere. In addition, any substitute Reference Rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect the fund’s performance and/or NAV;

•

Liquidity risk is the possibility that, during times of widespread market turbulence, trading activity in certain securities may be significantly hampered. The fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the fund. The fund may be required to dispose of investments at unfavorable times or prices to satisfy obligations, which may result in losses or may be costly to the fund. Market prices for such securities may be volatile;

•

Maturity risk is the risk associated with the fact that the fund will invest in fixed income securities of varying maturities. Generally, the longer a fixed income security’s maturity, the greater the interest rate risk. Conversely, the shorter a fixed income security’s maturity, the lower the risk;

•

Mortgage- and asset-backed security risk arises from the potential for mortgage failure, particularly during periods of market downturn, premature repayment of principal, or a delay in the repayment of principal, and can increase in an unstable or depressed housing market. In a to-be-announced (“TBA”) mortgage-backed transaction, the fund and the seller agree upon the issuer, interest rate and terms of the underlying mortgages. However, the seller does not identify the specific underlying mortgages until it issues the security. TBA mortgage-backed securities increase interest rate risks because the underlying mortgages may be less favorable than anticipated by the fund;

•

Portfolio turnover risk is the risk that performance may be adversely affected by the high rate of portfolio turnover that can be caused by the fund engaging in active and frequent trading, which generally leads to greater transaction costs;

•

Redemption risk is the risk that, due to a rise in interest rates or other changing government policies that may cause investors to move out of fixed income securities on a large scale, the fund may experience periods of heavy redemptions that could cause the fund to sell assets at inopportune times or at a loss or depressed value;

•

Securities lending risk is the risk that, if the fund lends its portfolio securities and receives collateral in the form of cash that is reinvested in securities, those securities may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the fund’s ability to vote proxies or to settle transactions and there may be a loss of rights in the collateral should the borrower fail financially;

•

U.S. government securities and government-sponsored enterprises risk arises because a security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed by the applicable entity only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Securities held by an underlying fund that are issued by government-sponsored enterprises, such as the Federal National Mortgage Association (‘‘Fannie Mae’’), the Federal Home Loan Mortgage Corporation (‘‘Freddie Mac’’), Federal Home Loan Banks, Federal Farm Credit Banks, and the Tennessee Valley Authority are not guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government. U.S. Government securities and securities of government sponsored enterprises are also subject to credit risk, interest rate risk and market risk;

•

U.S. Treasury obligations risk is the risk that the value of U.S. Treasury obligations may vary due to changes in interest rates. In addition, changes to the financial condition or credit rating of the U.S. government may cause the value of the fund’s investments in obligations issued by the U.S. Treasury to decline. Certain political events in the U.S., such as a prolonged government shutdown, may also cause investors to lose confidence in the U.S. government and may cause the value of U.S. Treasury obligations to decline; and

•

Valuation risk arises because the securities held by the fund may be priced by an independent pricing service and may also be priced using dealer quotes or fair valuation methodologies in accordance with valuation procedures adopted by the fund’s Board. The prices provided by the independent pricing service or dealers or the fair valuations may be different from the prices used by other mutual funds or from the prices at which securities are actually bought and sold.

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Performance | The bar chart that follows illustrates annual fund returns for the periods ended December 31. The table that follows compares the fund’s returns for various periods with benchmark returns. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the fund’s Class I share performance from one year to another. The Class I and Class Y shares of the fund have adopted the performance history and financial statements of the Institutional Class and Class Y shares, respectively, of the fund’s predecessor. Each of the fund’s share classes is invested in the same portfolio of securities, and the annual returns would have differed only to the extent that the classes do not have the same sales charges and expenses. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. To obtain more current performance data as of the most recent month-end, please visit our website at carillontower.com.

During 10 year period (Class I shares):

	Return	Quarter Ended

Best Quarter	6.52%	June 30, 2020

Worst Quarter	(2.95)%	December 31, 2016

Average annual total returns (for the periods ended December 31, 2020):

Fund return (after deduction of sales charges and expenses)

Share Class	Inception Date	1-yr	5-yr	10-yr	Lifetime (if less than 10 yrs)

Class I – Before Taxes	2/23/2001	15.39%	5.95%	4.58%

After Taxes on Distributions		13.93%	4.61%	3.40%

After Taxes on Distributions and Sale of Fund Shares		9.10%	3.98%	3.05%

Class A – Before Taxes	11/20/17	10.70%			6.12%

Class C – Before Taxes	11/20/17	14.08%			6.62%

Class Y – Before Taxes	4/21/11	14.89%	5.53%		4.20%

Class R-3 – Before Taxes	11/20/17	14.65%			7.15%

Class R-5 – Before Taxes	11/20/17	15.17%			7.73%

Class R-6 – Before Taxes	11/20/17	15.47%			7.87%

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Index (reflects no deduction for fees, expenses or taxes)

	1-yr	5-yr	10-yr	Lifetime (From Inception Date of Class A, Class C, Class R-3, Class R-5 and Class R-6 Shares)	Lifetime (Since Inception Date of Class Y Shares)

Bloomberg Barclays U.S. Aggregate Bond Index	7.51%	4.44%	3.84%	5.27%	3.85%

After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) plan or individual retirement account (“IRA”). After-tax returns are shown for Class I only and after-tax returns for Class A, Class C, Class Y, Class R-3, Class R-5, and Class R-6 will vary. The return after taxes on distributions and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

Investment Adviser | Carillon Tower Advisers, Inc. is the fund’s investment adviser.

Sub-adviser | Scout Investments, Inc., through its Reams Asset Management division, serves as the sub-adviser to the fund.

Portfolio Managers | Mark M. Egan, CFA®, has served as the Lead Portfolio Manager of the fund and Todd C. Thompson, CFA®, Stephen T. Vincent, CFA® and Clark W. Holland, CFA®, have served as Portfolio Co-Managers of the fund since the fund’s inception in 2017. Jason J. Hoyer, CFA®, has served as Portfolio Co-Manager of the fund since April 2018. Effective March 5, 2021, Tilak “Dimitri” Silva, CFA®, will become a Portfolio Co-Manager of the fund. Messrs. Egan, Thompson, Vincent, Holland, and Hoyer are, and Mr. Silva will be, jointly and primarily responsible for the day-to-day management of the fund.

Mr. Egan served as the Lead Portfolio Manager of the fund’s predecessor and Mr. Thompson served as Portfolio Co-Manager of the fund’s predecessor from its inception in 2001 to 2017. Messrs. Vincent and Holland served as Portfolio Co-Managers of the fund’s predecessor from 2009 and 2014, respectively, to 2017.

Purchase and sale of fund shares | You may purchase, redeem, or exchange Class A, C, I and Y shares of the fund on any business day through your financial intermediary, by mail at Carillon Family of Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701 (for regular mail) or 615 East Michigan Street, Third Floor, Milwaukee, WI, 53202 (for overnight service), or by telephone (800.421.4184). In Class A and Class C shares, the minimum purchase amount is $1,000 for regular accounts, $500 for retirement accounts and $50 through a periodic investment program, with a minimum subsequent investment plan of $50 per month. In Class Y shares, the minimum purchase amount is $1,000 for regular accounts, $100 for retirement accounts and $100 through a periodic investment program, with a minimum subsequent investment plan of $50 per month. The minimum initial purchase for Class I shares is $10,000, while fee-based plan sponsors set their own minimum requirements. Class R-3, Class R-5 and Class R-6 shares can only be purchased through a participating retirement plan and the minimum initial purchase for Class R-3, Class R-5 and Class R-6 shares is set by the plan administrator.

Tax information | The dividends you receive from the fund will be taxed as ordinary income or net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case you may be subject to federal income tax on withdrawals from the arrangement.

Payments to broker-dealers and other financial intermediaries | If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Investment objective | The Carillon Reams Core Plus Bond Fund (“Core Plus Bond Fund” or the “fund”) seeks a high level of total return consistent with the preservation of capital.

Fees and expenses of the fund | The tables that follow describe the fees and expenses that you may pay if you buy, hold, and sell shares of the Core Plus Bond Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Class A shares of the Carillon Family of Funds. More information about these and other discounts, including through specific financial intermediaries, is available from your financial professional, on page 97 of the fund’s Prospectus and on page 52 of the fund’s Statement of Additional Information. Although the fund does not impose any sales charge on Class I shares, you may pay a commission to your broker on your purchases and sales of those shares, which is not reflected in the tables or Example below.

Shareholder fees (fees paid directly from your investment):

	Class A	Class C	Class I	Class Y	Class R-3	Class R-5	Class R-6

Maximum Sales Charge Imposed on Purchases (as a % of offering price)	3.75%	None	None	None	None	None	None

Maximum Deferred Sales Charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None (a)	1.00% (a)	None	None	None	None	None

Redemption Fee	None	None	None	None	None	None	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment):

	Class A	Class C	Class I	Class Y	Class R-3	Class R-5	Class R-6

Management Fees	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%

Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%	0.25%	0.50%	0.00%	0.00%

Other Expenses	0.25%	0.26%	0.25%	0.28%	0.65%	0.68%	0.53%

Total Annual Fund Operating Expenses	0.90%	1.66%	0.65%	0.93%	1.55%	1.08%	0.93%

Fee Waiver and/or Expense Reimbursement (b)	(0.10)%	(0.11)%	(0.25)%	(0.13)%	(0.50)%	(0.58)%	(0.53)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.80%	1.55%	0.40%	0.80%	1.05%	0.50%	0.40%

(a) If you purchased $1,000,000 or more of Class A shares of a Carillon mutual fund that were not otherwise eligible for a sales charge waiver and sell the shares within 18 months from the date of purchase, you may pay up to a 1% contingent deferred sales charge at the time of sale. If you sell Class C shares less than one year after purchase, you will pay a 1% CDSC at the time of sale.

(b) Carillon Tower Advisers, Inc. (“Carillon”) has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of the fund to the extent that annual operating expenses of each class exceed a percentage of that class’ average daily net assets through February 28, 2022 as follows: Class A – 0.80%, Class C – 1.55%, Class I – 0.40%, Class Y – 0.80%, Class R-3 – 1.05%, Class R-5 – 0.50%, and Class R-6 – 0.40%. This expense limitation excludes interest, taxes, brokerage commissions, short sale dividends and interest expenses, costs relating to investments in other investment companies (acquired fund fees and expenses), dividends, and extraordinary expenses. The contractual fee waiver can be changed only with the approval of a majority of the fund’s Board of Trustees. Any reimbursement of fund expenses or reduction in Carillon’s investment advisory fees is subject to reimbursement by the fund within the following two fiscal years, if overall expenses fall below the lesser of its then-current expense cap or the expense cap in effect at the time of the fee reimbursement.

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Expense example | This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same, except that the example reflects the fee waiver/expense reimbursement arrangement for each share class through February 28, 2022. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	Year 1	Year 3	Year 5	Year 10
Class A	$454	$642	$845	$1,432
Class C	$258	$513	$892	$1,956
Class I	$41	$183	$337	$787
Class Y	$82	$283	$502	$1,131
Class R-3	$107	$441	$797	$1,803
Class R-5	$51	$286	$539	$1,265
Class R-6	$41	$243	$463	$1,094

Portfolio turnover | The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 559% of the average value of its portfolio.

Principal investment strategies | Under normal circumstances, the fund invests at least 80% of its net assets in bonds of varying maturities, including mortgage- and asset-backed securities. The bonds in which the fund may invest also include other fixed income instruments such as debt securities, to-be-announced securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The fund invests primarily in investment grade securities, but may also invest up to 25% of its assets in non-investment grade securities, also known as high yield securities or “junk” bonds. Investment grade securities include securities rated in one of the four highest rating categories by a nationally recognized statistical rating organization, such as BBB- or higher by Standard & Poor’s Financial Services LLC (“S&P®”). In addition, the fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Securities will generally be U.S. dollar denominated although they may be securities of foreign issuers, but the fund may also invest in securities denominated in foreign currencies. Mortgage-backed securities are pools of mortgage loans that are assembled as securities for sale to investors by various governmental, government-related and private organizations. Asset-backed securities are securities that are secured or “backed” by pools of various types of assets, such as automobile loans, consumer loans, credit cards and equipment leases, on which cash payments are due at fixed intervals over set periods of time.

The fund may invest in derivative instruments, such as options, futures contracts (including interest rate, bond, U.S. Treasury and fixed income index futures contracts), currency forwards and swap agreements (including credit default swaps) subject to applicable law and any other restrictions described in the fund’s Prospectus or Statement of Additional Information (“SAI”). The fund’s investment in credit default swap agreements may include both single-name credit default swap agreements and credit default swap index products, such as CDX index products. The use of these derivative transactions may allow the fund to obtain net long or short exposures to select currencies, interest rates, countries, durations or credit risks. These derivatives may be used to enhance fund returns, increase liquidity, manage the duration of the fund’s portfolio and/or gain exposure to certain instruments or markets (i.e., the corporate bond market) in a more efficient or less expensive way. The credit default swap agreements that the fund invests in may provide exposure to an index of securities representative of the entire investment grade and high yield fixed income markets, which can include underlying issuers rated as low as CCC by S&P®. Derivative instruments that provide exposure to bonds may be used to satisfy the fund’s 80% investment policy. The fund’s derivatives investments, other than credit default swaps where the fund is a protection seller, are valued at market value. Credit default swaps where the fund is a protection seller are valued at notional value.

The portfolio management team attempts to maximize total return over a long-term horizon through opportunistic investing in a broad array of eligible securities. The investment process combines top-down interest rate management with bottom-up fixed income security selection, focusing on undervalued issues in the fixed income market. The portfolio management team first establishes the portfolio’s duration, or interest rate sensitivity. The portfolio management team determines whether the fixed income market is under- or over-priced by comparing current real interest rates (the nominal rates on U.S. Treasury securities less the investment adviser’s estimate of inflation) to historical real interest rates. If the current real interest rate is higher than historical norms, the market is considered undervalued and the portfolio management team will manage the portfolio with a duration greater than the benchmark. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. If the current real interest rate is less than historical norms, the market is considered overvalued and the portfolio management team will run a defensive portfolio by managing the portfolio with a duration less than the benchmark. The portfolio management team normally structures the fund so that the overall portfolio has a duration of between two and seven years based on market conditions. For purposes of calculating the fund’s portfolio duration, the fund includes the effect of the derivative instruments held by the fund.

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The portfolio management team then considers sector exposures. Sector exposure decisions are made on both a top-down and bottom-up basis. A bottom-up issue selection process is the major determinant of sector exposure, as the availability of attractive securities in each sector determines their underweighting or overweighting in the fund subject to sector exposure constraints. However, for the more generic holdings in the fund, such as agency notes and pass-through mortgage backed securities, top-down considerations will drive the sector allocation process on the basis of overall measurements of sector value such as yield spreads or price levels.

Once the portfolio management team has determined an overall market strategy, the portfolio management team selects the most attractive fixed income securities for the fund. The portfolio managers screen hundreds of securities to determine how each will perform in various interest rate environments. The portfolio managers construct these scenarios by considering the outlook for interest rates, fundamental credit analysis and option-adjusted spread analysis. The portfolio managers compare these investment opportunities and assemble the fund’s portfolio from the best available values. The portfolio management team constantly monitors the expected returns of the securities in the fund versus those available in the market and of other securities the investment adviser is considering for purchase. The portfolio management team’s strategy is to replace securities that it feels are approaching fair market value with those that, according to its analysis, are significantly undervalued. As a result of this strategy, the fund’s portfolio turnover rate will vary from year to year depending on market conditions and the fund may engage in frequent and active trading.

The fund may lend its securities to broker-dealers and other financial institutions to earn additional income.

Principal risks | The greatest risk of investing in the fund is that you could lose money. The values of most debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities. For example, the values of debt securities in the fund’s portfolio generally will decline when interest rates rise and increase when interest rates fall. As a result, the fund’s net asset value (“NAV”) may also increase and decrease. An investment in the fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investments in the fund are subject to the following primary risks. The most significant risks of investing in the fund as of the date of this Prospectus are listed first below, followed by the remaining risks in alphabetical order. Each risk summarized below is considered a “principal risk” of investing in the fund, regardless of the order in which it appears. . Different risks may be more significant at different times depending on market conditions or other factors.

•

Market risk is the risk that markets may at times be volatile, and the values of the fund’s holdings may decline, sometimes significantly and/or rapidly, because of adverse issuer-specific conditions or general market conditions, including a broad stock market decline, which are not specifically related to a particular issuer. These conditions may include real or perceived adverse political, regulatory, market, economic or other developments, such as natural disasters, public health crises, pandemics, changes in federal, state or foreign government policies, regional or global economic instability (including terrorism and geopolitical risks) and interest and currency rate fluctuations. These and other conditions may cause broad changes in market value, the general outlook for corporate earnings, public perceptions concerning these developments or adverse investment sentiment generally. Changes in the financial condition of a single issuer, industry or market segment also can impact the market as a whole. In addition, adverse market events may lead to increased redemptions, which could cause the fund to experience a loss when selling securities to meet redemption requests by shareholders. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Conversely, it is also possible that, during a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Changes in value may be temporary or may last for extended periods. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Recent market events risk includes risks arising from current and recent circumstances impacting markets. The impact of the COVID-19 pandemic has been rapidly evolving, and it has resulted, and may continue to result, in significant disruptions to business operations, travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruptions of and delays in healthcare service preparation and delivery, prolonged quarantines and stay-at-home orders, cancellations, supply chain disruptions, widespread business closures and layoffs, service and event cancellations, reductions and other changes, and lower consumer demand, as well as general concern and uncertainty that has negatively affected the global economy. The Board of Governors of the Federal Reserve System (also known as “the Fed”) has taken and may continue to take numerous measures to address the economic impact of the COVID-19 pandemic, such as the reduction of the federal funds target rate and the introduction of several credit and liquidity facilities, and the U.S. federal government has taken and may continue to take steps to stimulate the U.S. economy, including adopting stimulus packages targeted at large parts of the economy. The effect of these and other efforts may not be known for some time, and it is not known whether and to what extent they will be successful.

Decisions by the Fed regarding interest rate and monetary policy continue to have a significant impact on securities prices as well as the overall strength of the U.S. economy. Future legislative, regulatory and policy changes may impact current international trade deals, result in changes to prudential regulation of certain players in the financial market, and provide significant new investments in infrastructure, the environment, or other areas. A rise in protectionist trade policies, slowing global economic growth, risks associated with ongoing trade negotiations with China, risks associated with the United Kingdom’s departure from the European Union on December 31, 2020, and a trade agreement between the United Kingdom and the European Union, and the possibility of changes to some international trade agreements, could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time. Interest rates have been unusually low in

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recent years in the U.S. and abroad and are currently at historic lows. Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change;

•

Interest rate risk is the risk that the value of the fund’s investments in fixed income securities will fall when interest rates rise. The effect of increasing interest rates is more pronounced for any intermediate- or longer-term fixed income obligations owned by the fund. For example, if a bond has a duration of seven years, a 1% increase in interest rates could be expected to result in a 7% decrease in the value of the bond. As of the date of this Prospectus, interest rates are historically low. Negative interest rates may become more prevalent among non-U.S. issuers, and potentially within the United States. To the extent the fund holds an investment with a negative interest rate to maturity, the fund may generate a negative return on that investment. Conversely, in the future, interest rates may rise, perhaps significantly and/or rapidly, potentially resulting in substantial losses to the fund;

•

Credit risk arises if an issuer or a counterparty, in the case of a derivatives contract, is unable or unwilling, or is perceived as unable or unwilling, to meet its financial obligations or goes bankrupt;

•

Credit ratings risk is the risk associated with the fact that ratings by nationally recognized rating agencies generally represent the agencies’ opinion of the credit quality of an issuer and may prove to be inaccurate;

•

Currency risk is the risk related to the fund’s exposure to foreign currencies through its investments. Foreign currencies may fluctuate significantly over short periods of time, may be affected unpredictably by intervention, or the failure to intervene, of the U.S. or foreign governments or central banks, and may be affected by currency controls or political developments in the U.S. or abroad. Foreign currencies may also decline in value relative to the U.S. dollar and other currencies and thereby affect the fund’s investments;

•

Derivatives, such as swap agreements (including credit default swaps and credit default swap index products), options, futures (including interest rate futures, bond futures, U.S. Treasury futures and fixed income index futures) or currency forwards, may involve greater risks than if the fund invested in the reference obligation directly. Derivatives are subject to general market risks, liquidity risks, interest rate risks, and credit risks. Derivatives also present the risk that the other party to the transaction will fail to perform. Derivatives involve an increased risk of mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument, in which case the fund may not realize the intended benefits. When used for hedging, changes in the value of the derivative may also not correlate perfectly with the underlying asset, rate or index. Derivatives can cause the fund to participate in losses (as well as gains) in an amount that significantly exceeds the fund’s initial investment. The derivatives market may be subject to additional regulations in the future.

Swap Agreements. Swaps can involve greater risks than a direct investment in an underlying asset because swaps typically include a certain amount of embedded leverage. If swaps are used as a hedging strategy, the fund is subject to the risk that the hedging strategy may not eliminate the risk that it is intended to offset, due to, among other reasons, the occurrence of unexpected price movements or the non-occurrence of expected price movements. Swaps also may be difficult to value. Swaps may be subject to counterparty risk, credit risk and liquidity risk, especially when traded over the counter. In addition to these risks, credit default swaps are subject to the risks associated with the purchase and sale of credit protection;

Futures and Forward Contracts. Futures and forward contracts are subject to counterparty risk, credit risk and liquidity risk. There may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes. There are no limitations on daily price movements of forward contracts. There can be no assurance that any strategy used will succeed. Not all forward contracts require a counterparty to post collateral, which may expose the fund to greater losses in the event of a default by a counterparty. There can be no assurance that, at all times, a liquid market will exist for offsetting a futures contract that the fund has previously bought or sold and this may result in the inability to close a futures contract when desired. Forward currency transactions include the risks associated with fluctuations in currency. Interest rate and Treasury futures contracts expose the fund to price fluctuations resulting from changes in interest rates. The fund could suffer a loss if interest rates rise after the fund has purchased an interest rate futures contract or fall after the fund has sold an interest rate futures contract. Similarly, Treasury futures contracts expose the fund to potential losses if interest rates do not move as expected. Fixed income index futures contracts expose the fund to volatility in an underlying securities index;

Options. In order for a call option to be profitable, the market price of the underlying security or index must rise sufficiently above the call option exercise price to cover the premium and transaction costs. These costs will reduce any profit that might otherwise have been realized had the fund bought the underlying security instead of the call option. For a put option to be profitable, the market price of the underlying security or index must decline sufficiently below the put option’s exercise price to cover the premium and transaction costs. These costs will reduce any profit the fund might otherwise have realized from having shorted the declining underlying security by the premium paid for the put option and by transaction costs. If an option that the fund has purchased expires unexercised, the fund will experience a loss in the amount of the premium it paid. If the fund sells a put option, there is a risk that the fund may be required to buy the underlying asset at a disadvantageous price. If the fund sells a call option, there is a risk that the fund may be required to sell the underlying asset at a disadvantageous price. If the fund sells a call option on an underlying asset that the fund owns and the underlying asset has increased in value when the call option is exercised, the fund will be required to sell the

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underlying asset at the call price and will not be able to realize any of the underlying asset’s value above the call price. There can be no guarantee that the use of options will increase the fund’s return or income. The premium received from writing options may not be sufficient to offset any losses sustained from exercised options. In addition, there may be an imperfect correlation between the movement in prices of options and the securities underlying them, and there may at times not be a liquid secondary market for options;

•

Foreign securities risks, which are potential risks not associated with U.S. investments, include, but are not limited to: (1) currency exchange rate fluctuations; (2) political and financial instability; (3) less liquidity; (4) lack of uniform accounting, auditing and financial reporting standards; (5) increased volatility; (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies; (7) significant limitations on investor rights and recourse; (8) use of unfamiliar corporate organizational structures; (9) unavailable or unreliable public information regarding issuers; and (10) delays in transaction settlement in some foreign markets. The unavailability and/or unreliability of public information available may impede the fund’s ability to accurately evaluate foreign securities. Moreover, it may be difficult to enforce contractual obligations or invoke judicial or arbitration processes against non-U.S. companies and non-U.S. persons in foreign jurisdictions. The risks associated with investments in governmental or quasi-governmental entities of a foreign country are heightened by the potential for unexpected governmental change and inadequate government oversight;

•

High-yield security risk results from investments in below investment grade bonds, which have a greater risk of loss, are susceptible to rising interest rates and have greater volatility, especially when the economy is weak or expected to become weak. Investments in high-yield securities (commonly referred to as “junk bonds”) are inherently speculative and carry a greater risk that the issuer will default on the timely payment of principal and interest;

•

Income risk is the risk that the fund’s income could decline due to falling market interest rates. In a falling interest rate environment, the fund may be required to invest its assets in lower-yielding securities;

•

Issuer risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services;

•

Leverage risk is the risk that the use of financial instruments to increase potential returns, including the use of when-issued, delayed delivery or forward commitment transactions, and derivatives used for investment (non-hedging) purposes, may cause the fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the fund that exceed the amount originally invested;

•

LIBOR risk is the risk associated with the fact that certain of the instruments identified in the fund’s principal investment strategies that have variable or floating coupon rates that are based on ICE LIBOR (“LIBOR”), Euro Interbank Offered Rate and other similar types of reference rates (each, a “Reference Rate”). These Reference Rates are generally intended to represent the rate at which contributing banks may obtain short-term borrowings from each other within certain financial markets. Arrangements are underway to phase out the use of LIBOR. These arrangements and any additional regulatory or market changes may have an adverse impact on the fund or its investments, including increased volatility or illiquidity in markets for instruments that rely on LIBOR. There remains uncertainty about the nature of any replacement rate and the impact of the transition from LIBOR on the fund and the financial markets generally. The transition process, or the failure of an industry to transition, could lead to increased volatility and illiquidity in markets for instruments that currently rely on LIBOR to determine interest rates and a reduction in the values of some LIBOR-based investments, all of which could impact the fund. At this time, it is not possible to completely identify or predict the effect of any transition, establishment of alternative Reference Rates or other reforms to Reference Rates that may be enacted in the UK or elsewhere. In addition, any substitute Reference Rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect the fund’s performance and/or NAV;

•

Liquidity risk is the possibility that, during times of widespread market turbulence, trading activity in certain securities may be significantly hampered. The fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the fund. The fund may be required to dispose of investments at unfavorable times or prices to satisfy obligations, which may result in losses or may be costly to the fund. Market prices for such securities may be volatile;

•

Maturity risk is the risk associated with the fact that the fund will invest in fixed income securities of varying maturities. Generally, the longer a fixed income security’s maturity, the greater the interest rate risk. Conversely, the shorter a fixed income security’s maturity, the lower the risk;

•

Mortgage- and asset-backed security risk arises from the potential for mortgage failure, particularly during periods of market downturn, premature repayment of principal, or a delay in the repayment of principal, and can increase in an unstable or depressed housing market. In a to-be-announced (“TBA”) mortgage-backed transaction, the fund and the seller agree upon the issuer, interest rate and terms of the underlying mortgages. However, the seller does not identify the specific underlying mortgages until it issues the security. TBA mortgage-backed securities increase interest rate risks because the underlying mortgages may be less favorable than anticipated by the fund;

•

Portfolio turnover risk is the risk that performance may be adversely affected by the high rate of portfolio turnover that can be caused by the fund engaging in active and frequent trading , which generally leads to greater transaction costs;

•

Redemption risk is the risk that, due to a rise in interest rates or other changing government policies that may cause investors to move out of fixed income securities on a large scale, the fund may experience periods of heavy redemptions that could cause the fund to sell assets at inopportune times or at a loss or depressed value;

•

Securities lending risk is the risk that, if the fund lends its portfolio securities and receives collateral in the form of cash that is reinvested in securities, those securities may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the fund’s ability to vote proxies or to settle transactions and there may be a loss of rights in the collateral should the borrower fail financially;

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•

U.S. government securities and government-sponsored enterprises risk arises because a security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed by the applicable entity only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Securities held by an underlying fund that are issued by government-sponsored enterprises, such as the Federal National Mortgage Association (‘‘Fannie Mae’’), the Federal Home Loan Mortgage Corporation (‘‘Freddie Mac’’), Federal Home Loan Banks, Federal Farm Credit Banks, and the Tennessee Valley Authority are not guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government. U.S. Government securities and securities of government sponsored enterprises are also subject to credit risk, interest rate risk and market risk;

•

U.S. Treasury obligations risk is the risk that the value of U.S. Treasury obligations may vary due to changes in interest rates. In addition, changes to the financial condition or credit rating of the U.S. government may cause the value of the fund’s investments in obligations issued by the U.S. Treasury to decline. Certain political events in the U.S., such as a prolonged government shutdown, may also cause investors to lose confidence in the U.S. government and may cause the value of U.S. Treasury obligations to decline; and

•

Valuation risk arises because the securities held by the fund may be priced by an independent pricing service and may also be priced using dealer quotes or fair valuation methodologies in accordance with valuation procedures adopted by the fund’s Board. The prices provided by the independent pricing service or dealers or the fair valuations may be different from the prices used by other mutual funds or from the prices at which securities are actually bought and sold.

Performance | The bar chart that follows illustrates annual fund returns for the periods ended December 31. The table that follows compares the fund’s returns for various periods with benchmark returns. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the fund’s Class I share performance from one year to another. The Class I and Class Y shares of the fund have adopted the performance history and financial statements of the Institutional Class and Class Y shares, respectively, of the fund’s predecessor. Each of the fund’s share classes is invested in the same portfolio of securities, and the annual returns would have differed only to the extent that the classes do not have the same sales charges and expenses. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. To obtain more current performance data as of the most recent month-end, please visit our website at carillontower.com.

During 10 year period (Class I shares):

	Return	Quarter Ended

Best Quarter	8.79%	June 30, 2020

Worst Quarter	(2.86)%	December 31, 2016

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Average annual total returns (for the periods ended December 31, 2020):

Fund return (after deduction of sales charges and expenses)

Share Class	Inception Date	1-yr	5-yr	10-yr	Lifetime (if less than 10 yrs)

Class I – Before Taxes	11/25/1996	16.56%	6.40%	5.17%

After Taxes on Distributions		13.96%	4.83%	3.66%

After Taxes on Distributions and Sale of Fund Shares		9.84%	4.24%	3.38%

Class A – Before Taxes	11/20/17	11.67%			6.37%

Class C – Before Taxes	11/20/17	15.27%			6.93%

Class Y – Before Taxes	11/12/09	16.12%	5.98%	4.78%

Class R-3 – Before Taxes	11/20/17	15.85%			7.46%

Class R-5 – Before Taxes	11/20/17	16.45%			8.05%

Class R-6 – Before Taxes	11/20/17	16.56%			8.16%

Index (reflects no deduction for fees, expenses or taxes)

	1-yr	5-yr	10-yr	Lifetime (From Inception Date of Class A, Class C, Class R-3, Class R-5 and Class R-6 Shares)

Bloomberg Barclays U.S. Aggregate Bond Index	7.51%	4.44%	3.84%	5.27%

After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) plan or individual retirement account (“IRA”). After-tax returns are shown for Class I only and after-tax returns for Class A, Class C, Class Y, Class R-3, Class R-5, and Class R-6 will vary. The return after taxes on distributions and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

Investment Adviser | Carillon Tower Advisers, Inc. is the fund’s investment adviser.

Sub-adviser | Scout Investments, Inc., through its Reams Asset Management division, serves as the sub-adviser to the fund.

Portfolio Managers | Mark M. Egan, CFA®, has served as the Lead Portfolio Manager of the fund and Todd C. Thompson, CFA®, Stephen T. Vincent, CFA® and Clark W. Holland, CFA®, have served as Portfolio Co-Managers of the fund since the fund’s inception in 2017. Jason J. Hoyer, CFA®, has served as Portfolio Co-Manager of the fund since April 2018. Effective March 5, 2021, Tilak “Dimitri” Silva, CFA®, will become a Portfolio Co-Manager of the fund. Messrs. Egan, Thompson, Vincent, Holland, and Hoyer are, and Mr. Silva will be, jointly and primarily responsible for the day-to-day management of the fund.

Mr. Egan served as the Lead Portfolio Manager of the fund’s predecessor from its inception in 1996 to 2017. Messrs. Thompson, Vincent and Holland served as Portfolio Co-Managers of the fund’s predecessor from 2000, 2001, 2009 and 2014, respectively, to 2017.

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Purchase and sale of fund shares | You may purchase, redeem, or exchange Class A, C, I and Y shares of the fund on any business day through your financial intermediary, by mail at Carillon Family of Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701 (for regular mail) or 615 East Michigan Street, Third Floor, Milwaukee, WI, 53202 (for overnight service), or by telephone (800.421.4184). In Class A and Class C shares, the minimum purchase amount is $1,000 for regular accounts, $500 for retirement accounts and $50 through a periodic investment program, with a minimum subsequent investment plan of $50 per month. In Class Y shares, the minimum purchase amount is $1,000 for regular accounts, $100 for retirement accounts and $100 through a periodic investment program, with a minimum subsequent investment plan of $50 per month. For individual investors, the minimum initial purchase for Class I shares is $10,000, while fee-based plan sponsors set their own minimum requirements. Class R-3, Class R-5 and Class R-6 shares can only be purchased through a participating retirement plan and the minimum initial purchase for Class R-3, Class R-5 and Class R-6 shares is set by the plan administrator.

Tax information | The dividends you receive from the fund will be taxed as ordinary income or net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case you may be subject to federal income tax on withdrawals from the arrangement.

Payments to broker-dealers and other financial intermediaries | If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Carillon Mutual Funds

SUMMARY OF CARILLON REAMS UNCONSTRAINED BOND FUND    |    3.1. 2 0 2 1

Investment objective | The Carillon Reams Unconstrained Bond Fund (“Unconstrained Bond Fund” or the “fund”) seeks to maximize total return consistent with the preservation of capital.

Fees and expenses of the fund | The tables that follow describe the fees and expenses that you may pay if you buy, hold, and sell shares of the Unconstrained Bond Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Class A shares of the Carillon Family of Funds. More information about these and other discounts, including through specific financial intermediaries, is available from your financial professional, on page 97 of the fund’s Prospectus and on page 52 of the fund’s Statement of Additional Information. Although the fund does not impose any sales charge on Class I shares, you may pay a commission to your broker on your purchases and sales of those shares, which is not reflected in the tables or Example below.

Shareholder fees (fees paid directly from your investment):

	Class A	Class C	Class I	Class Y	Class R-3	Class R-5	Class R-6

Maximum Sales Charge Imposed on Purchases (as a % of offering price)	3.75%	None	None	None	None	None	None

Maximum Deferred Sales Charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None (a)	1.00% (a)	None	None	None	None	None

Redemption Fee	None	None	None	None	None	None	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment):

	Class A	Class C	Class I	Class Y	Class R-3	Class R-5	Class R-6

Management Fees	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%

Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%	0.25%	0.50%	0.00%	0.00%

Other Expenses	0.24%	0.28%	0.25%	0.30%	0.71%	0.70%	0.16%

Total Annual Fund Operating Expenses	1.09%	1.88%	0.85%	1.15%	1.81%	1.30%	0.76%

Fee Waiver and/or Expense Reimbursement (b)	(0.29)%	(0.33)%	(0.35)%	(0.35)%	(0.76)%	(0.80)%	(0.36)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.80%	1.55%	0.50%	0.80%	1.05%	0.50%	0.40%

(a) If you purchased $1,000,000 or more of Class A shares of a Carillon mutual fund that were not otherwise eligible for a sales charge waiver and sell the shares within 18 months from the date of purchase, you may pay up to a 1% contingent deferred sales charge at the time of sale. If you sell Class C shares less than one year after purchase, you will pay a 1% CDSC at the time of sale.

(b) Carillon Tower Advisers, Inc. (“Carillon”) has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of the fund to the extent that annual operating expenses of each class exceed a percentage of that class’ average daily net assets through February 28, 2022 as follows: Class A – 0.80%, Class C – 1.55%, Class I – 0.50%, Class Y – 0.80%, Class R-3 – 1.05%, Class R-5 – 0.50%, and Class R-6 – 0.40%. This expense limitation excludes interest, taxes, brokerage commissions, short sale dividends and interest expenses, costs relating to investments in other investment companies (acquired fund fees and expenses), dividends, and extraordinary expenses. The contractual fee waiver can be changed only with the approval of a majority of the fund’s Board of Trustees. Any reimbursement of fund expenses or reduction in Carillon’s investment advisory fees is subject to reimbursement by the fund within the following two fiscal years, if overall expenses fall below the lesser of its then-current expense cap or the expense cap in effect at the time of the fee reimbursement.

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Expense example | This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same, except that the example reflects the fee waiver/expense reimbursement arrangement for each share class through February 28, 2022. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	Year 1	Year 3	Year 5	Year 10
Class A	$454	$681	$926	$1,629
Class C	$258	$559	$986	$2,174
Class I	$51	$236	$437	$1,017
Class Y	$82	$331	$599	$1,366
Class R-3	$107	$495	$909	$2,064
Class R-5	$51	$333	$636	$1,498
Class R-6	$41	$207	$387	$909

Portfolio turnover | The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 435% of the average value of its portfolio.

Principal investment strategies | The fund pursues its objective by investing at least 80% of its net assets in fixed income instruments. The fixed income instruments in which the fund may invest can be of varying maturities and include bonds, debt securities, mortgage- and asset-backed securities (including to-be-announced securities) and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The portfolio duration of the fund will normally not exceed 8 years but may be greater based on market conditions. The fund may also have a negative duration. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. A portfolio with negative duration generally incurs a loss when interest rates and yields fall. For purposes of calculating the fund’s portfolio duration, the fund includes the effect of the derivative instruments held by the fund.

In certain market conditions, the fund may pursue its investment objective by investing a significant portion of its assets in cash or short-term debt obligations. The fund may invest in both investment grade securities and non-investment grade securities, also known as high yield securities or “junk” bonds. The fund may invest without limitation in non-investment grade securities. Investment grade securities include securities rated in one of the four highest rating categories by a nationally recognized statistical rating organization, such as BBB- or higher by Standard & Poor’s Financial Services LLC (“S&P®”). The fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The fund may without limitation seek to obtain market exposure to the securities in which it primarily invests by entering into buybacks or dollar rolls. The fund may also invest without limitation in securities denominated in foreign currencies and in U.S. dollar denominated securities of foreign issuers. Mortgage-backed securities are pools of mortgage loans that are assembled as securities for sale to investors by various governmental, government-related and private organizations. Asset-backed securities are securities that are secured or “backed” by pools of various types of assets, such as automobile loans, consumer loans, credit cards and equipment leases, on which cash payments are due at fixed intervals over set periods of time.

The fund may invest in derivative instruments, such as options, futures contracts (including interest rate, bond, U.S. Treasury and fixed income index futures contracts), currency forwards, including non-deliverable forwards (“NDFs”), and swap agreements (including credit default swaps) subject to applicable law and any other restrictions described in the fund’s Prospectus or Statement of Additional Information (“SAI”). The fund’s investment in credit default swap agreements may include both single-name credit default swap agreements and credit default swap index products, such as CDX index products. The use of these derivative transactions may allow the fund to obtain net long or short exposures to select currencies, interest rates, countries, durations or credit risks. These derivatives may be used to enhance fund returns, increase liquidity, manage the duration of the fund’s portfolio and/or gain exposure to certain instruments or markets (i.e., the corporate bond market) in a more efficient or less expensive way. The credit default swap agreements that the fund invests in may provide exposure to an index of securities representative of the entire investment grade and high yield fixed income markets, which can include underlying issuers rated as low as CCC by S&P®. Derivative instruments that provide exposure to fixed income instruments may be used to satisfy the fund’s 80% investment policy. The fund’s derivatives investments, other than credit default swaps where the fund is a protection seller, are valued at market value. Credit default swaps where the fund is a protection seller are valued at notional value.

The portfolio management team attempts to maximize total return by pursuing relative value opportunities throughout all sectors of the fixed income market. The portfolio managers screen hundreds of securities to determine how each will perform in various interest rate environments. The portfolio managers construct these scenarios by considering the outlook for interest rates, fundamental credit analysis and option-adjusted spread analysis. The portfolio managers compare these investment opportunities and assemble the fund’s portfolio from the best available values. The portfolio management team constantly monitors the expected returns of the securities in the fund versus those available in the market and of other securities the portfolio management

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team is considering for purchase. The portfolio management team’s strategy is to replace securities that it feels are approaching fair market value with those that, according to its analysis, are significantly undervalued. As a result of this strategy, the fund’s portfolio turnover rate will vary from year to year depending on market conditions and the fund may engage in frequent and active trading.

The fund may invest a substantial portion of its assets (more than 25%) in securities and instruments that are economically tied to one or more foreign countries if economic and business conditions warrant such investment. The fund will invest no more than 50% of its net assets in investments in developing countries or emerging markets.

The fund may lend its securities to broker-dealers and other financial institutions to earn additional income.

Principal risks | The greatest risk of investing in the fund is that you could lose money. The values of most debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities. For example, the values of debt securities in the fund’s portfolio generally will decline when interest rates rise and increase when interest rates fall. As a result, the fund’s net asset value (“NAV”) may also increase and decrease. An investment in the fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investments in the fund are subject to the following primary risks. The most significant risks of investing in the fund as of the date of this Prospectus are listed first below, followed by the remaining risks in alphabetical order. Each risk summarized below is considered a “principal risk” of investing in the fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

•

Market risk is the risk that markets may at times be volatile, and the values of the fund’s holdings may decline, sometimes significantly and/or rapidly, because of adverse issuer-specific conditions or general market conditions, including a broad stock market decline, which are not specifically related to a particular issuer. These conditions may include real or perceived adverse political, regulatory, market, economic or other developments, such as natural disasters, public health crises, pandemics, changes in federal, state or foreign government policies, regional or global economic instability (including terrorism and geopolitical risks) and interest and currency rate fluctuations. These and other conditions may cause broad changes in market value, the general outlook for corporate earnings, public perceptions concerning these developments or adverse investment sentiment generally. Changes in the financial condition of a single issuer, industry or market segment also can impact the market as a whole. In addition, adverse market events may lead to increased redemptions, which could cause the fund to experience a loss when selling securities to meet redemption requests by shareholders. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Conversely, it is also possible that, during a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Changes in value may be temporary or may last for extended periods. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Recent market events risk includes risks arising from current and recent circumstances impacting markets. The impact of the COVID-19 pandemic has been rapidly evolving, and it has resulted, and may continue to result, in significant disruptions to business operations, travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruptions of and delays in healthcare service preparation and delivery, prolonged quarantines and stay-at-home orders, cancellations, supply chain disruptions, widespread business closures and layoffs, service and event cancellations, reductions and other changes, and lower consumer demand, as well as general concern and uncertainty that has negatively affected the global economy. The Board of Governors of the Federal Reserve System (also known as “the Fed”) has taken and may continue to take numerous measures to address the economic impact of the COVID-19 pandemic, such as the reduction of the federal funds target rate and the introduction of several credit and liquidity facilities, and the U.S. federal government has taken and may continue to take steps to stimulate the U.S. economy, including adopting stimulus packages targeted at large parts of the economy. The effect of these and other efforts may not be known for some time, and it is not known whether and to what extent they will be successful.

Decisions by the Fed regarding interest rate and monetary policy continue to have a significant impact on securities prices as well as the overall strength of the U.S. economy. Future legislative, regulatory and policy changes may impact current international trade deals, result in changes to prudential regulation of certain players in the financial market, and provide significant new investments in infrastructure, the environment, or other areas. A rise in protectionist trade policies, slowing global economic growth, risks associated with ongoing trade negotiations with China, risks associated with the United Kingdom’s departure from the European Union on December 31, 2020, and a trade agreement between the United Kingdom and the European Union, and the possibility of changes to some international trade agreements, could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time. Interest rates have been unusually low in recent years in the U.S. and abroad and are currently at historic lows. Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change;

•

Interest rate risk is the risk that the value of the fund’s investments in fixed income securities will fall when interest rates rise. The effect of increasing interest rates is more pronounced for any intermediate- or longer-term fixed income obligations owned by the fund. For example, if a bond has a duration of eight years, a 1% increase in interest rates could be expected to result in an 8% decrease in the value of the bond. As of the date of this Prospectus, interest rates are historically low. Negative interest rates may become more prevalent among non-U.S. issuers, and potentially within the United States. To the extent the fund holds an investment with a negative interest rate to maturity, the fund may generate a negative return on that investment. Conversely, in the future, interest rates may rise, perhaps significantly and/or rapidly, potentially resulting in substantial losses to the fund;

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•

Credit risk arises if an issuer or a counterparty, in the case of a derivatives contract, is unable or unwilling, or is perceived as unable or unwilling, to meet its financial obligations or goes bankrupt;

•

Credit ratings risk is the risk associated with the fact that ratings by nationally recognized rating agencies generally represent the agencies’ opinion of the credit quality of an issuer and may prove to be inaccurate;

•

Currency risk is the risk related to the fund’s exposure to foreign currencies through its investments. Foreign currencies may fluctuate significantly over short periods of time, may be affected unpredictably by intervention, or the failure to intervene, of the U.S. or foreign governments or central banks, and may be affected by currency controls or political developments in the U.S. or abroad. Foreign currencies may also decline in value relative to the U.S. dollar and other currencies and thereby affect the fund’s investments;

•

Derivatives, such as swap agreements (including credit default swaps and credit default swap index products), options, futures (including interest rate futures, bond futures, U.S. Treasury futures and fixed income index futures) or currency forwards, including NDFs, may involve greater risks than if the fund had invested in the reference obligation directly. Derivatives are subject to general market risks, liquidity risks, interest rate risks, and credit risks. Derivatives also present the risk that the other party to the transaction will fail to perform. Derivatives involve an increased risk of mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument, in which case the fund may not realize the intended benefits. When used for hedging, changes in the value of the derivative may also not correlate perfectly with the underlying asset, rate or index. Derivatives can cause the fund to participate in losses (as well as gains) in an amount that significantly exceeds the fund’s initial investment. The derivatives market may be subject to additional regulations in the future.

Swap Agreements. Swaps can involve greater risks than a direct investment in an underlying asset because swaps typically include a certain amount of embedded leverage. If swaps are used as a hedging strategy, the fund is subject to the risk that the hedging strategy may not eliminate the risk that it is intended to offset, due to, among other reasons, the occurrence of unexpected price movements or the non-occurrence of expected price movements. Swaps also may be difficult to value. Swaps may be subject to counterparty risk, credit risk and liquidity risk, especially when traded over-the-counter. In addition to these risks, credit default swaps are subject to the risks associated with the purchase and sale of credit protection;

Futures and Forward Contracts. Futures and forward contracts, including NDFs, are subject to counterparty risk, credit risk and liquidity risk. There may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes. There are no limitations on daily price movements of forward contracts. There can be no assurance that any strategy used will succeed. Not all forward contracts, including NDFs, require a counterparty to post collateral, which may expose the fund to greater losses in the event of a default by a counterparty. There can be no assurance that, at all times, a liquid market will exist for offsetting a futures contract that the fund has previously bought or sold and this may result in the inability to close a futures contract when desired. Forward currency transactions include the risks associated with fluctuations in currency. Interest rate and Treasury futures contracts expose the fund to price fluctuations resulting from changes in interest rates. The fund could suffer a loss if interest rates rise after the fund has purchased an interest rate futures contract or fall after the fund has sold an interest rate futures contract. Similarly, Treasury futures contracts expose the fund to potential losses if interest rates do not move as expected. Fixed income index futures contracts expose the fund to volatility in an underlying securities index;

Options. In order for a call option to be profitable, the market price of the underlying security or index must rise sufficiently above the call option exercise price to cover the premium and transaction costs. These costs will reduce any profit that might otherwise have been realized had the fund bought the underlying security instead of the call option. For a put option to be profitable, the market price of the underlying security or index must decline sufficiently below the put option’s exercise price to cover the premium and transaction costs. These costs will reduce any profit the fund might otherwise have realized from having shorted the declining underlying security by the premium paid for the put option and by transaction costs. If an option that the fund has purchased expires unexercised, the fund will experience a loss in the amount of the premium it paid. If the fund sells a put option, there is a risk that the fund may be required to buy the underlying asset at a disadvantageous price. If the fund sells a call option, there is a risk that the fund may be required to sell the underlying asset at a disadvantageous price. If the fund sells a call option on an underlying asset that the fund owns and the underlying asset has increased in value when the call option is exercised, the fund will be required to sell the underlying asset at the call price and will not be able to realize any of the underlying asset’s value above the call price. There can be no guarantee that the use of options will increase the fund’s return or income. The premium received from writing options may not be sufficient to offset any losses sustained from exercised options. In addition, there may be an imperfect correlation between the movement in prices of options and the securities underlying them, and there may at times not be a liquid secondary market for options;

•

Emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other foreign developed markets. There are also risks of: greater political uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities; delays and disruptions in securities settlement procedures; less stringent, or a lack of, accounting, auditing, financial reporting and recordkeeping requirements or standards; and significant limitations on investor rights and recourse. The governments of emerging market countries may also be more unstable. There may be less publicly available information about issuers in emerging markets. When investing in emerging markets, the risks of investing in foreign securities are heightened;

•

Foreign securities risks, which are potential risks not associated with U.S. investments, include, but are not limited to: (1) currency exchange rate fluctuations; (2) political and financial instability; (3) less liquidity; (4) lack of uniform accounting, auditing and financial reporting standards; (5) increased volatility; (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies; (7) significant limitations on investor rights and recourse; (8) use of unfamiliar corporate organizational structures; (9) unavailable or unreliable public information regarding issuers; and (10) delays in transaction settlement in some foreign markets. The unavailability and/or unreliability of public information available may impede the fund’s ability to accurately evaluate foreign securities. Moreover, it may be difficult to enforce contractual obligations or invoke judicial or arbitration processes

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SUMMARY OF CARILLON REAMS UNCONSTRAINED BOND FUND    |     3.1. 2 0 2 1

against non-U.S. companies and non-U.S. persons in foreign jurisdictions. The risks associated with investments in governmental or quasi-governmental entities of a foreign country are heightened by the potential for unexpected governmental change and inadequate government oversight;
•

High-yield security risk results from investments in below investment grade bonds, which have a greater risk of loss, are susceptible to rising interest rates and have greater volatility, especially when the economy is weak or expected to become weak. Investments in high-yield securities (commonly referred to as “junk bonds”) are inherently speculative and carry a greater risk that the issuer will default on the timely payment of principal and interest;

•

Income risk is the risk that the fund’s income could decline due to falling market interest rates. In a falling interest rate environment, the fund may be required to invest its assets in lower-yielding securities;

•

Issuer risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services;

•

Leverage risk is the risk that the use of financial instruments to increase potential returns, including the use of when-issued, delayed delivery or forward commitment transactions, and derivatives used for investment (non-hedging) purposes, may cause the fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the fund that exceed the amount originally invested;

•

LIBOR risk is the risk associated with the fact that certain of the instruments identified in the fund’s principal investment strategies that have variable or floating coupon rates that are based on ICE LIBOR (“LIBOR”), Euro Interbank Offered Rate and other similar types of reference rates (each, a “Reference Rate”). These Reference Rates are generally intended to represent the rate at which contributing banks may obtain short-term borrowings from each other within certain financial markets. Arrangements are underway to phase out the use of LIBOR. These arrangements and any additional regulatory or market changes may have an adverse impact on the fund or its investments, including increased volatility or illiquidity in markets for instruments that rely on LIBOR. There remains uncertainty about the nature of any replacement rate and the impact of the transition from LIBOR on the fund and the financial markets generally. The transition process, or the failure of an industry to transition, could lead to increased volatility and illiquidity in markets for instruments that currently rely on LIBOR to determine interest rates and a reduction in the values of some LIBOR-based investments, all of which could impact the fund. At this time, it is not possible to completely identify or predict the effect of any transition, establishment of alternative Reference Rates or other reforms to Reference Rates that may be enacted in the UK or elsewhere. In addition, any substitute Reference Rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect the fund’s performance and/or NAV;

•

Liquidity risk is the possibility that, during times of widespread market turbulence, trading activity in certain securities may be significantly hampered. The fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the fund. The fund may be required to dispose of investments at unfavorable times or prices to satisfy obligations, which may result in losses or may be costly to the fund. Market prices for such securities may be volatile;

•

Market timing risk arises because certain types of securities in which the fund invests, including high-yield and foreign securities, could cause the fund to be at greater risk of market timing activities by fund shareholders. Such activities can dilute the fund’s NAV, increase the fund’s expenses and interfere with the fund’s ability to execute efficient investment strategies;

•

Maturity risk is the risk associated with the fact that the fund will invest in fixed income securities of varying maturities. Generally, the longer a fixed income security’s maturity, the greater the interest rate risk. Conversely, the shorter a fixed income security’s maturity, the lower the risk;

•

Mortgage and asset-backed security risk arises from the potential for mortgage failure, particularly during periods of market downturn, premature repayment of principal, or a delay in the repayment of principal, and can increase in an unstable or depressed housing market. In a to-be-announced (“TBA”) mortgage-backed transaction, the fund and the seller agree upon the issuer, interest rate and terms of the underlying mortgages. However, the seller does not identify the specific underlying mortgages until it issues the security. TBA mortgage-backed securities increase interest rate risks because the underlying mortgages may be less favorable than anticipated by the fund;

•

Portfolio turnover risk is the risk that performance may be adversely affected by the high rate of portfolio turnover that can be caused by the fund engaging in active and frequent trading, which generally leads to greater transaction costs;

•

Redemption risk is the risk that, due to a rise in interest rates or other changing government policies that may cause investors to move out of fixed income securities on a large scale, the fund may experience periods of heavy redemptions that could cause the fund to sell assets at inopportune times or at a loss or depressed value;

•

Securities lending risk is the risk that, if the fund lends its portfolio securities and receives collateral in the form of cash that is reinvested in securities, those securities may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the fund’s ability to vote proxies or to settle transactions and there may be a loss of rights in the collateral should the borrower fail financially;

•

Short sale risk is the risk that the fund will incur a loss due to a short position if the price of the instrument sold short increases in value between the date of the short sale and the date on which an offsetting position is purchased. Short sales have the potential to lose more money than the actual cost of the investment. Also, there is a risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the fund;

•

U.S. government securities and government-sponsored enterprises risk arises because a security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed by the applicable entity only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Securities held by an underlying fund that are issued by government-sponsored enterprises, such as the Federal National Mortgage Association (‘‘Fannie Mae’’), the Federal Home Loan Mortgage Corporation (‘‘Freddie Mac’’), Federal Home Loan Banks,

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SUMMARY OF CARILLON REAMS UNCONSTRAINED BOND FUND    |    3.1. 2 0 2 1

Federal Farm Credit Banks, and the Tennessee Valley Authority are not guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government. U.S. Government securities and securities of government sponsored enterprises are also subject to credit risk, interest rate risk and market risk;
•

U.S. Treasury obligations risk is the risk that the value of U.S. Treasury obligations may vary due to changes in interest rates. In addition, changes to the financial condition or credit rating of the U.S. government may cause the value of the fund’s investments in obligations issued by the U.S. Treasury to decline. Certain political events in the U.S., such as a prolonged government shutdown, may also cause investors to lose confidence in the U.S. government and may cause the value of U.S. Treasury obligations to decline; and

•

Valuation risk arises because the securities held by the fund may be priced by an independent pricing service and may also be priced using dealer quotes or fair valuation methodologies in accordance with valuation procedures adopted by the fund’s Board. The prices provided by the independent pricing service or dealers or the fair valuations may be different from the prices used by other mutual funds or from the prices at which securities are actually bought and sold.

Performance | The bar chart that follows illustrates annual fund returns for the periods ended December 31. The table that follows compares the fund’s returns for various periods with benchmark returns. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the fund’s Class I share performance from one year to another. The Class I and Class Y shares of the fund have adopted the performance history and financial statements of the Institutional Class and Class Y shares, respectively, of the fund’s predecessor. Each of the fund’s share classes is invested in the same portfolio of securities, and the annual returns would have differed only to the extent that the classes do not have the same sales charges and expenses. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. To obtain more current performance data as of the most recent month-end, please visit our website at carillontower.com.

During 10 year period (Class I shares):

	Return	Quarter ended

Best Quarter	10.18%	March 31, 2012

Worst Quarter	(2.36)%	March 31, 2020

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SUMMARY OF CARILLON REAMS UNCONSTRAINED BOND FUND    |    3.1. 2 0 2 1

Average annual total returns (for the periods ended December 31, 2020):

Fund return (after deduction of sales charges and expenses)

Share Class	Inception Date	1-yr	5-yr	Lifetime (if less than 10 yrs)

Class I – Before Taxes	9/29/11	11.18%	5.10%	5.50%

After Taxes on Distributions		9.80%	4.24%	4.48%

After Taxes on Distributions and Sale of Fund Shares		6.59%	3.56%	3.89%

Class A – Before Taxes	11/20/17	6.61%		4.12%

Class C – Before Taxes	11/20/17	10.05%		4.62%

Class Y – Before Taxes	12/31/12	10.87%	4.79%	2.78%

Class R-3 – Before Taxes	11/20/17	10.57%		5.12%

Class R-5 – Before Taxes	11/20/17	11.19%		5.70%

Class R-6 – Before Taxes	11/20/17	11.29%		5.81%

Index (reflects no deduction for fees, expenses or taxes)

	1-yr	5-yr	Lifetime (From Inception Date of Class I Shares)	Lifetime (From Inception Date of Class A, Class C, Class R-3, Class R-5 and Class R-6 Shares)	Lifetime (From Inception Date of Class Y Shares)

ICE BofA US Dollar 3-Month Deposit Offered Rate Constant Maturity Index (formerly called the BofA Merrill Lynch 3-Month LIBOR Constant Maturity Index)	1.08%	1.50%	0.95%	1.89%	1.03%

After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) plan or individual retirement account (“IRA”). After-tax returns are shown for Class I only and after-tax returns for Class A, Class C, Class Y, Class R-3, Class R-5, and Class R-6 will vary. The return after taxes on distributions and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

Investment Adviser | Carillon Tower Advisers, Inc. is the fund’s investment adviser.

Sub-adviser | Scout Investments, Inc., through its Reams Asset Management division, serves as the sub-adviser to the fund.

Portfolio Managers | Mark M. Egan, CFA®, has served as the Lead Portfolio Manager of the fund and Todd C. Thompson, CFA®, Stephen T. Vincent, CFA® and Clark W. Holland, CFA®, have served as Portfolio Co-Managers of the fund since the fund’s inception in 2017. Jason J. Hoyer, CFA®, has served as Portfolio Co-Manager of the fund since April 2018. Effective March 5, 2021, Tilak “Dimitri” Silva, CFA®, will become a Portfolio Co-Manager of the fund. Messrs. Egan, Thompson, Vincent, Holland, and Hoyer are, and Silva will be, jointly and primarily responsible for the day-to-day management of the fund. Mr. Egan served as Lead Portfolio Manager of the fund’s predecessor and Messrs. Thompson, and Vincent served as Portfolio Co-Managers of the fund’s predecessor from its inception in 2011 to 2017. Mr. Holland served as Portfolio Co-Manager of the fund’s predecessor from 2014 to 2017.

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SUMMARY OF CARILLON REAMS UNCONSTRAINED BOND FUND    |    3.1. 2 0 2 1

Purchase and sale of fund shares | You may purchase, redeem, or exchange Class A, C, I and Y shares of the fund on any business day through your financial intermediary, by mail at Carillon Family of Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701 (for regular mail) or 615 East Michigan Street, Third Floor, Milwaukee, WI, 53202 (for overnight service), or by telephone (800.421.4184). In Class A and Class C shares, the minimum purchase amount is $1,000 for regular accounts, $500 for retirement accounts and $50 through a periodic investment program, with a minimum subsequent investment plan of $50 per month. In Class Y shares, the minimum purchase amount is $1,000 for regular accounts, $100 for retirement accounts and $100 through a periodic investment program, with a minimum subsequent investment plan of $50 per month. For individual investors, the minimum initial purchase for Class I shares is $10,000, while fee-based plan sponsors set their own minimum requirements. Class R-3, Class R-5 and Class R-6 shares can only be purchased through a participating retirement plan and the minimum initial purchase for Class R-3, Class R-5 and Class R-6 shares is set by the plan administrator.

Tax information | The dividends you receive from the fund will be taxed as ordinary income or net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case you may be subject to federal income tax on withdrawals from the arrangement.

Payments to broker-dealers and other financial intermediaries | If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Additional Information About the Funds

Each fund’s investment objective is non-fundamental and may be changed by its Board of Trustees without shareholder approval.

The Carillon ClariVest International Stock Fund, Carillon Eagle Mid Cap Growth Fund, Carillon Eagle Small Cap Growth Fund, Carillon Scout International Fund, Carillon Scout Mid Cap Fund, Carillon Scout Small Cap Fund, Carillon Reams Core Bond Fund, Carillon Reams Core Plus Bond Fund and Carillon Reams Unconstrained Bond Fund each have adopted a non-fundamental policy to invest, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the type of investments described in its name, as discussed in the “Principal investment strategies” section of each fund’s Summary. If a fund changes its 80% investment policy, a notice will be sent to shareholders at least 60 days in advance of the change and this Prospectus will be supplemented.

As a temporary defensive measure because of market, economic or other conditions, each fund may invest up to 100% of its assets in high-quality, short-term debt instruments or may take positions that are inconsistent with its principal investment strategies. Each fund may also invest its assets in cash, cash equivalent securities, repurchase agreements or money market instruments as a temporary defensive measure. To the extent that a fund takes such a temporary defensive position, its ability to achieve its investment objective may be affected adversely.

Additional Information Regarding Investment Strategies

Carillon ClariVest Capital Appreciation Fund | In selecting securities for the fund, the sub-adviser utilizes quantitative tools to implement a “bottom-up,” fundamentally based, investment process. A bottom-up method of analysis seeks to de-emphasize the significance of economic and market cycles. The sub-adviser constructs a portfolio that seeks to maximize expected return, subject to constraints designed to meet long-run expected active risk goals. This framework builds toward the goal of sustainable performance relative to the Russell 1000® Growth Index, which is a growth-oriented benchmark.

The fund will invest primarily in the common stocks of large- and mid-capitalization U.S. companies that the portfolio management team believes have the potential for earnings growth and improvement in investor sentiment. In addition, as a non-principal investment strategy, the fund may invest in common stocks of foreign companies. The intrinsic worth of the companies’ stocks may not be recognized by the market or the stocks may be currently out of favor with investors. The fund may sell securities when they no longer meet the portfolio managers’ investment criteria and/or to take advantage of more attractive investment opportunities.

Carillon ClariVest International Stock Fund | In selecting securities for the fund, the sub-adviser utilizes quantitative tools to implement a “bottom-up,” fundamentally based, investment process. A bottom-up method of analysis seeks to de-emphasize the significance of economic and market cycles. The sub-adviser constructs a portfolio that seeks to maximize expected return, subject to constraints designed to meet long-run expected active risk goals. This framework builds toward the goal of sustainable performance.

The fund may sell securities when they no longer meet the portfolio manager’s investment criteria and/or to take advantage of more attractive investment opportunities.

Carillon Eagle Growth & Income Fund | The fund’s portfolio managers adhere to a relative value investment style, employing a “bottom-up” investment process that seeks to acquire promising companies with sound business fundamentals at a time when they believe intrinsic value is not fully recognized by the marketplace. A bottom-up method of analysis de-emphasizes the significance of economic and market cycles. The portfolio managers select companies based upon their belief that those companies have the following characteristics:

Income

•	Yield or dividend growth at or above the S&P 500 Index;
•	Demonstrated commitment to paying and increasing dividends.

Growth

•	Dominance in expanding industry;
•	Growth rate greater than inflation;
•	Dividend yield plus growth is more than 10 percent;
•	Demonstrated commitment to increasing dividends.

Stability

•	Free cash flow and shareholder-oriented management;
•	Stock price below estimated intrinsic value.

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Sell Discipline

•	Price appreciation near or above sustainable level;
•	Deterioration of company fundamentals, indicative of dividend cut;
•	Occupation of too large a portion of total portfolio;
•	Development of more attractive investment opportunity.

Equity securities typically include common stocks and may include foreign stocks (a portion of which may be invested in emerging markets), convertible securities, preferred stocks, and real estate investment trusts (“REITs”). The fund also may invest in corporate bonds and government securities, including securities issued by U.S. government-sponsored enterprises, which are not backed by the full faith and credit of the U.S. government and are not guaranteed or insured by the U.S. government. The securities in which the fund may invest may be rated below investment grade by Moody’s Investors Service, Inc., S&P Global Ratings or Fitch Ratings Ltd. or, if unrated, deemed to be of comparable quality.

The fund may purchase debt securities of any maturity. The fund will sell securities when they no longer meet the portfolio managers’ investment criteria.

Carillon Eagle Mid Cap Growth Fund | The portfolio managers use a “bottom-up” method of analysis based on fundamental research to determine which common stocks to purchase for the fund. A bottom-up method of analysis de-emphasizes the significance of economic and market cycles. The primary focus is the analysis of individual companies rather than the industry in which that company operates or the economy as a whole. The portfolio managers attempt to purchase stocks that have the potential for above-average earnings or sales growth, reasonable valuations and acceptable debt levels. Such stocks can typically have high price-to-earnings ratios. The portfolio managers generally do not emphasize investment in any particular investment sector or industry. The fund will generally sell when the stock has met the portfolio managers’ target price, the investment is no longer valid, a better investment opportunity has arisen or if the investment reaches a value more than 5% of the fund’s net assets.

Carillon Eagle Small Cap Growth Fund | When making their investment decisions, the portfolio managers generally focus on investing in the securities of companies that the portfolio managers believe have accelerating earnings growth rates, reasonable valuations (typically with a price-to-earnings ratio of no more than the earnings growth rate), strong management that participates in the ownership of the company, reasonable debt levels and/or a high or expanding return on equity. The portfolio managers utilize a “bottom-up” approach to identifying the companies in which the fund invests and perform proprietary investment research. A bottom-up method of analysis de-emphasizes the significance of economic and market cycles. The primary focus is on the individual companies rather than the industry in which that company operates or the economy as a whole. The fund will sell securities when they no longer meet the portfolio managers’ investment criteria.

Carillon Scout International Fund | The fund invests primarily in a diversified portfolio of equity securities.

The fund normally invests at least 80% of its net assets in equity securities of established companies either located outside the United States or whose primary business is carried on outside the United States. The equity securities in which the fund invests include common stocks, depositary receipts, preferred stocks, convertible securities, warrants and other rights and REITs. Common stock represents an ownership interest in a company and its value is based on the success of the company’s business, any income paid to shareholders, the value of the company’s assets, general market conditions and investor demand. Depositary receipts are typically issued by banks or trust companies representing ownership interests of securities issued by foreign companies. Preferred stockholders typically receive greater dividends but may receive less appreciation than common stockholders and may have different voting rights as well. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Warrants and similar rights are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. REITs are companies that invest primarily in income producing real estate or real estate related loans or interests.

The fund may invest a portion of its net assets (up to 20%) in high-grade fixed income securities or other investments that may provide income, including cash and money market securities. The fund will invest no more than 20% of its net assets in investments in developing countries or emerging markets.

The fund intends to hold some cash, short-term debt obligations, government securities or other high-quality investments for reserves to cover redemptions and unanticipated expenses. There may be times, however, when the fund attempts to respond to adverse market, economic, political or other conditions by investing a higher percentage of its assets in cash or in those types of money market investments for temporary defensive purposes. During those times, the fund may not be able to pursue its investment objective or follow its principal investment strategies and, instead, will focus on preserving your investment.

The fund intends to diversify investments among industries and sectors and among a number of countries. The fund, however, may invest a substantial portion of its assets (more than 25%) in one or more sectors or countries if economic and business conditions warrant such investment. From time to time, the fund’s portfolio may include the stocks of fewer companies than other diversified funds.

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In selecting securities for the fund, the portfolio management team primarily performs fundamental “bottom-up” analysis to uncover companies that best fit its investment criteria. This includes evaluation of a company’s cash flow, financial strength, profitability, and potential or actual catalysts that could positively impact share prices. The fund primarily seeks to invest in securities of seasoned companies that are known for the quality and acceptance of their products or services.

The portfolio management team also considers geopolitical and macroeconomic issues. In addition, the fund may invest in a company domiciled in the United States if more than 50% of the company’s assets, personnel, sales or earnings are located outside the United States and therefore the company’s primary business is carried on outside the United States.

The portfolio management team believes that the intrinsic worth and consequent value of the stock of most well-managed and successful companies does not usually change rapidly, even though wide variations in the price may occur. Accordingly, long-term positions in stocks will normally be taken and maintained while the companies’ record and prospects continue to meet with the portfolio management team’s approval.

Carillon Scout Mid Cap Fund | The fund invests primarily in a diversified portfolio of equity securities.

Under normal circumstances, at least 80% of the fund’s net assets will be invested in mid cap equity securities.

The equity securities in which the fund invests include common stocks, depositary receipts, preferred stocks, convertible securities, warrants and other rights and REITs. Common stock represents an ownership interest in a company and its value is based on the success of the company’s business, any income paid to shareholders, the value of the company’s assets, general market conditions and investor demand. Depositary receipts are typically issued by banks or trust companies representing ownership interests of securities issued by foreign companies. Preferred stockholders typically receive greater dividends but may receive less appreciation than common stockholders and may have different voting rights as well. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Warrants and similar rights are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. REITs are companies that invest primarily in income producing real estate or real estate related loans or interests. The fund may engage in frequent and active trading.

The fund will invest primarily in securities of U.S. companies, but may invest up to 20% of its net assets in foreign companies, including those located in developing countries or emerging markets. The fund’s investments in foreign companies may include depositary receipts (such as American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”)).

The fund intends to hold some cash, short-term debt obligations, government securities or other high-quality investments for reserves to cover redemptions and unanticipated expenses. There may be times, however, when the fund attempts to respond to adverse market, economic, political or other conditions by investing a higher percentage of its assets in cash or in those types of money market investments for temporary defensive purposes. During those times, the fund may not be able to pursue its investment objective or follow its principal investment strategies and, instead, will focus on preserving your investment.

The portfolio management team normally invests the fund’s assets in a diversified portfolio of equity securities. The portfolio management team seeks to invest in the securities of companies that are expected to benefit from macroeconomic or company-specific factors, and that are attractively priced relative to their fundamentals. In making investment decisions, the portfolio management team may consider fundamental factors such as cash flow, financial strength, profitability, statistical valuation measures, potential or actual catalysts that could move the share price, accounting practices, management quality, risk factors such as litigation, the estimated fair value of the company, general economic and industry conditions, and additional information as appropriate.

Carillon Scout Small Cap Fund | The fund invests primarily in a diversified portfolio of equity securities.

The fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets in equity securities (mostly common stocks) of small cap companies located anywhere in the United States.

The equity securities in which the fund invests include common stocks, depositary receipts, preferred stocks, convertible securities, warrants and other rights and REITs. Common stock represents an ownership interest in a company and its value is based on the success of the company’s business, any income paid to shareholders, the value of the company’s assets, general market conditions and investor demand. Depositary receipts are typically issued by banks or trust companies representing ownership interests of securities issued by foreign companies. Preferred stockholders typically receive greater dividends but may receive less appreciation than common stockholders and may have different voting rights as well. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Warrants and similar rights are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. REITs are companies that invest primarily in income producing real estate or real estate related loans or interests.

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The fund will invest primarily in securities of U.S. companies, but may invest up to 10% of its net assets in foreign companies, including those located in developing countries or emerging markets. The fund’s investments in foreign companies may include depositary receipts (such as ADRs and GDRs).

The fund intends to hold some cash, short-term debt obligations, government securities or other high-quality investments for reserves to cover redemptions and unanticipated expenses. There may be times, however, when the fund attempts to respond to adverse market, economic, political or other conditions by investing a higher percentage of its assets in cash or in those types of money market investments for temporary defensive purposes. During those times, the fund may not be able to pursue its investment objective or follow its principal investment strategies and, instead, will focus on preserving your investment.

The portfolio management team will search for investments across a large number of sectors for the fund, but based on economic conditions, may from time to time have significant positions in particular sectors. The fund may also hold securities of mid-capitalization companies.

The portfolio management team normally invests the fund’s assets in a diversified portfolio of equity securities that are selected based upon the portfolio management team’s perception of their above-average potential for long-term growth of capital. The portfolio management team searches for companies that it believes are well positioned to benefit from the emergence of long-term catalysts for growth. The identified growth catalysts are long-term and secular (i.e., exhibiting relatively consistent expansion over a long period). Following the identification of well-positioned companies, the portfolio management team estimates the fair value of each candidate by assessing: margin structure, growth rate, debt level and other measures which it believes influence relative stock valuations. The overall company analysis includes the assessment of the liquidity of each security, sustainability of profit margins, barriers to entry, company management and free cash flow.

Carillon Reams Core Bond Fund | The fund invests primarily in a diversified portfolio of fixed income securities of varying maturities. Under normal market conditions, the fund will invest at least 80% of its net assets, determined at the time of purchase, in bonds.

The fixed income instruments in which the fund may invest can be of varying maturities and include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The fund may also invest in the following types of bonds: short-term fixed income securities; U.S. government securities; corporate debt securities, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities (including to-be-announced securities); bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements; obligations of foreign governments or their subdivisions, agencies and instrumentalities; and obligations of international agencies or supranational entities.

The fund invests primarily in investment grade securities. The fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. All securities will be U.S. dollar denominated although they may be securities of foreign issuers. The fund may invest in credit default swap agreements and futures contracts (including interest rate, bond, U.S. Treasury and fixed income index futures contracts) subject to applicable law and any other restrictions described in the fund’s Prospectus or SAI. The fund’s investments in credit default swap agreements may include both single-name credit default swap agreements and credit default swap index products, such as CDX index products.

These derivatives may be used by the fund to enhance fund returns, increase liquidity, manage the duration of the fund’s portfolio and/or gain exposure to certain instruments or markets (i.e., the corporate bond market) in a more efficient or less expensive way. The credit default swap agreements that the fund invests in may provide exposure to an index of securities representative of the entire investment grade and high yield fixed income markets, which can include underlying issuers rated as low as CCC by S&P®. The use of these derivative transactions may also allow the fund to obtain net long or short exposures to select interest rates, countries, durations or credit risks. Derivative instruments that provide exposure to bonds may be used to satisfy the 80% investment policy of the fund. The fund’s derivatives investments, other than credit default swaps where the fund is a protection seller, are valued at market value. Credit default swaps where the fund is a protection seller are valued at notional value.

The portfolio management team attempts to maximize total return over a long-term horizon through opportunistic investing in a broad array of eligible securities. The investment process for the fund combines top-down interest rate management with bottom-up fixed income security selection, focusing on undervalued issues in the fixed income market. The portfolio management team first establishes the portfolio’s duration, or interest rate sensitivity. The portfolio management team determines whether the fixed income market is under- or over-priced by comparing current real interest rates (the nominal rates on U.S. Treasury securities less the portfolio management team’s estimate of inflation) to historical real interest rates. If the current real interest rate is higher than historical norms, the market is considered undervalued and the portfolio management team will manage the portfolio with a duration greater than the benchmark. In general, securities with longer maturities are more sensitive to interest rate changes. If the current real interest rate is less than historical norms, the market is considered overvalued and the portfolio management team will run a defensive portfolio by managing the portfolio with a duration less than the benchmark. The portfolio management team then considers sector exposures. Sector exposure decisions are made on both a top-down and bottom-up basis. A bottom-up issue selection process is the major determinant of sector exposure, as the availability of attractive securities in each sector determines their underweighting or overweighting in the fund subject to sector exposure constraints. However, for the more generic holdings in the fund, such as agency notes and pass-through mortgage backed securities, top-down considerations will drive the sector allocation process on the basis of overall measurements of sector value such as yield spreads or price levels. Once the portfolio management team has determined an overall market strategy, the portfolio management team selects the most attractive fixed income securities for the fund, as described below.

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The portfolio managers for the fund screen hundreds of securities to determine how each will perform in various interest rate environments. The portfolio managers construct these scenarios by considering the outlook for interest rates, fundamental credit analysis and option-adjusted spread analysis. The portfolio managers compare these investment opportunities and assemble the fund’s portfolio from the best available values. The portfolio management team constantly monitors the expected returns of the securities in the fund versus those available in the market and of other securities the portfolio management team is considering for purchase. The portfolio management team’s strategy is to replace securities that it feels are approaching fair market value with those that, according to its analysis, are significantly undervalued. As a result of this strategy, the fund’s portfolio turnover rate will vary from year to year depending on market conditions.

The portfolio duration will normally fall between two and seven years, based on market conditions. Duration is a measure of a fixed income security’s average life that reflects the present value of the security’s cash flow, and accordingly is a measure of price sensitivity to interest rate changes. For example, if interest rates decline by 1%, the market value of a portfolio with a duration of five years would rise by approximately 5%. Conversely, if interest rates increase by 1%, the market value of the portfolio would decline by approximately 5%. The longer the duration, the more susceptible the portfolio will be to changes in interest rates. For purposes of calculating the fund’s portfolio duration, the fund includes the effect of the derivative instruments held by the fund.

Carillon Reams Core Plus Bond Fund | The fund invests primarily in a diversified portfolio of fixed income securities of varying maturities. Under normal market conditions, the fund will invest at least 80% of its net assets, determined at the time of purchase, in bonds.

The fixed income instruments in which the fund may invest can be of varying maturities and include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The fund may also invest in the following types of bonds: short-term fixed income securities; U.S. government securities; corporate debt securities, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities (including to-be-announced securities); bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements; obligations of foreign governments or their subdivisions, agencies and instrumentalities; and obligations of international agencies or supranational entities.

The fund may invest in both investment grade securities and non-investment grade securities, also known as high yield securities or “junk” bonds. The investment strategy of the fund is referred to as “Core Plus” because the portfolio management team has the ability to add high yield securities to a core portfolio of investment grade securities. The fund invests primarily in investment grade securities, but may also invest up to 25% of its assets in non-investment grade securities.

The fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Securities will generally be U.S. dollar denominated although they may be securities of foreign issuers. The fund may also invest in securities denominated in foreign currencies. The fund’s investments in the securities of foreign issuers may include investments in developing countries or emerging markets.

The fund may invest in derivative instruments, such as options, futures contracts (including interest rate, bond, U.S. Treasury and fixed income index futures contracts), currency forwards and swap agreements (including credit default swaps) subject to applicable law and any other restrictions described in the fund’s Prospectus or SAI. The fund’s investments in credit default swap agreements may include both single-name credit default swap agreements and credit default swap index products, such as CDX index products.

These derivatives may be used by the fund to enhance fund returns, increase liquidity, manage the duration of the fund’s portfolio and/or gain exposure to certain instruments or markets (i.e., the corporate bond market) in a more efficient or less expensive way. The credit default swap agreements that the fund invests in may provide exposure to an index of securities representative of the entire investment grade and high yield fixed income markets, which can include underlying issuers rated as low as CCC by S&P®. The use of these derivative transactions may also allow the fund to obtain net long or short exposures to select currencies, interest rates, countries, durations or credit risks. Derivative instruments that provide exposure to bonds may be used to satisfy the 80% investment policy of the fund. The fund’s derivatives investments, other than credit default swaps where the fund is a protection seller, are valued at market value. Credit default swaps where the fund is a protection seller are valued at notional value.

The portfolio management team attempts to maximize total return over a long-term horizon through opportunistic investing in a broad array of eligible securities. The investment process for the fund combines top-down interest rate management with bottom-up fixed income security selection, focusing on undervalued issues in the fixed income market. The portfolio management team first establishes the portfolio’s duration, or interest rate sensitivity. The portfolio management team determines whether the fixed income market is under- or over-priced by comparing current real interest rates (the nominal rates on U.S. Treasury securities less the portfolio management team’s estimate of inflation) to historical real interest rates. If the current real interest rate is higher than historical norms, the market is considered undervalued and the portfolio management team will manage the portfolio with a duration greater than the benchmark. In general, securities with longer maturities are more sensitive to interest rate changes. If the current real interest rate is less than historical norms, the market is considered overvalued and the portfolio management team will run a defensive portfolio by managing the portfolio with a duration less than the benchmark. The portfolio management team then considers sector exposures. Sector exposure decisions are made on both a top-down and bottom-up basis. A bottom-up issue selection process is the major determinant of sector exposure, as the availability of attractive securities in each sector

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determines their underweighting or overweighting in the fund subject to sector exposure constraints. However, for the more generic holdings in the fund, such as agency notes and pass-through mortgage backed securities, top-down considerations will drive the sector allocation process on the basis of overall measurements of sector value such as yield spreads or price levels. Once the portfolio management team has determined an overall market strategy, the portfolio management team selects the most attractive fixed income securities for the fund, as described below.

The portfolio managers for the fund screen hundreds of securities to determine how each will perform in various interest rate environments. The portfolio managers construct these scenarios by considering the outlook for interest rates, fundamental credit analysis and option-adjusted spread analysis. The portfolio managers compare these investment opportunities and assemble the fund’s portfolio from the best available values. The portfolio management team constantly monitors the expected returns of the securities in the fund versus those available in the market and of other securities the portfolio management team is considering for purchase. The portfolio management team’s strategy is to replace securities that it feels are approaching fair market value with those that, according to its analysis, are significantly undervalued. As a result of this strategy, the fund’s portfolio turnover rate will vary from year to year depending on market conditions.

The portfolio duration will normally fall between two and seven years, based on market conditions. Duration is a measure of a fixed income security’s average life that reflects the present value of the security’s cash flow, and accordingly is a measure of price sensitivity to interest rate changes. For example, if interest rates decline by 1%, the market value of a portfolio with a duration of five years would rise by approximately 5%. Conversely, if interest rates increase by 1%, the market value of the portfolio would decline by approximately 5%. The longer the duration, the more susceptible the portfolio will be to changes in interest rates. For purposes of calculating the fund’s portfolio duration, the fund includes the effect of the derivative instruments held by the fund.

Carillon Reams Unconstrained Bond Fund | The fund invests primarily in a diversified portfolio of fixed income securities of varying maturities. Under normal market conditions, the fund will invest at least 80% of its net assets, determined at the time of purchase, in fixed income instruments.

The fixed income instruments in which the fund may invest can be of varying maturities and include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The fund may also invest in the following types of bonds: short-term fixed income securities; U.S. government securities; corporate debt securities, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities (including to-be-announced securities); bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements; obligations of foreign governments or their subdivisions, agencies and instrumentalities; and obligations of international agencies or supranational entities.

The fund may invest in both investment grade securities and non-investment grade securities, also known as high yield securities or “junk” bonds. The fund may invest without limitation in non-investment grade securities.

The fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. The fund may also engage in short sales. The fund may invest without limitation in securities denominated in foreign currencies and in U.S. dollar denominated securities of foreign issuers. The fund may invest a substantial portion of its assets (more than 25%) in securities and instruments that are economically tied to one or more foreign countries if economic and business conditions warrant such investment. The fund will invest no more than 50% of its net assets in investments in developing countries or emerging markets.

The fund may invest in derivative instruments, such as options, futures contracts (including interest rate, bond, U.S. Treasury and fixed income index futures contracts), currency forwards, including non-deliverable forwards (“NDFs”), and swap agreements (including credit default swaps) subject to applicable law and any other restrictions described in the fund’s Prospectus or SAI. The fund’s investments in credit default swap agreements may include both single-name credit default swap agreements and credit default swap index products, such as CDX index products.

These derivatives may be used by the fund to enhance fund returns, increase liquidity, manage the duration of the fund’s portfolio and/or gain exposure to certain instruments or markets (i.e., the corporate bond market) in a more efficient or less expensive way. The credit default swap agreements that the fund invests in may provide exposure to an index of securities representative of the entire investment grade and high yield fixed income markets, which can include underlying issuers rated as low as CCC by S&P®. The use of these derivative transactions may also allow the fund to obtain net long or short exposures to select currencies, interest rates, countries, durations or credit risks. Derivative instruments that provide exposure to fixed income instruments may be used to satisfy the 80% investment policy of the fund. The fund’s derivatives investments, other than credit default swaps where the fund is a protection seller, are valued at market value. Credit default swaps where the fund is a protection seller are valued at notional value.

The portfolio management team attempts to maximize total return by pursuing relative value opportunities throughout all sectors of the fixed income market. The portfolio managers for the fund screen hundreds of securities to determine how each will perform in various interest rate environments. The portfolio managers construct these scenarios by considering the outlook for interest rates, fundamental credit analysis and option-adjusted spread analysis. The portfolio managers compare these investment opportunities and assemble the fund’s portfolio from the best available values. The portfolio management team constantly monitors the expected returns of the securities in the fund versus those available in the market and of other securities the portfolio management

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team is considering for purchase. The portfolio management team’s strategy is to replace securities that it feels are approaching fair market value with those that, according to its analysis, are significantly undervalued. As a result of this strategy, the fund’s portfolio turnover rate will vary from year to year depending on market conditions.

The portfolio duration of the fund will normally not exceed 8 years but may be greater based on market conditions. The fund may also have a negative duration. Duration is a measure of a fixed income security’s average life that reflects the present value of the security’s cash flow, and accordingly is a measure of price sensitivity to interest rate changes. For example, if interest rates decline by 1%, the market value of a portfolio with a duration of five years would rise by approximately 5%. Conversely, if interest rates increase by 1%, the market value of the portfolio would decline by approximately 5%. The longer the duration, the more susceptible the portfolio will be to changes in interest rates. A portfolio with negative duration generally incurs a loss when interest rates and yields fall. For purposes of calculating the fund’s portfolio duration, the fund includes the effect of the derivative instruments held by the fund. In certain market conditions, the fund may pursue its investment objective by investing a significant portion of its assets in cash or short-term debt obligations.

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Additional Information About Principal Risk Factors

The greatest risk of investing in a mutual fund is that its returns will fluctuate and you could lose money. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the funds. Additionally, while the portfolio managers seek to take advantage of investment opportunities that will maximize a fund’s investment returns, there is no guarantee that such opportunities will ultimately benefit the fund. There is no assurance that the portfolio managers’ investment strategy will enable a fund to achieve its investment objective. An investment in a fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following table identifies the risk factors of each fund in light of its principal investment strategies. These risk factors are explained following the table.

The principal risks of investing in each fund listed below are presented in alphabetical order and not in order of importance or potential exposure. Among other matters, this presentation is intended to facilitate your ability to find particular risks and compare them with the risks of other funds. Each risk summarized below is considered a “principal risk” of investing in a fund, regardless of the order in which it appears.

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Risk	Carillon ClariVest Capital Appreciation Fund	Carillon ClariVest International Stock Fund	Carillon Eagle Growth & Income Fund	Carillon Eagle Mid Cap Growth Fund	Carillon Eagle Small Cap Growth Fund	Carillon Scout International Fund

Credit						X

Credit ratings						X

Currencies		X				X

Emerging markets						X

Equity securities	X	X	X	X	X	X

Focused holdings			X			X

Foreign securities		X	X			X

Growth stocks	X	X	X	X	X	X

Initial public offerings					X

Issuer						X

Japan		X

Large-cap companies	X		X

Liquidity		X				X

Market	X	X	X	X	X	X

Market timing		X			X	X

Mid-cap companies	X		X	X	X

Other investment companies, including ETFs		X

Quantitative strategy	X	X

Redemptions						X

Sectors	X			X	X	X

Securities lending	X	X	X	X	X	X

Small-cap companies				X	X

United Kingdom securities						X

Valuation						X

Value stocks			X			X

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Risk	Carillon Scout Mid Cap Fund	Carillon Scout Small Cap Fund	Carillon Reams Core Bond Fund	Carillon Reams Core Plus Bond Fund	Carillon Reams Unconstrained Bond Fund

Credit			X	X	X

Credit ratings			X	X	X

Currencies	X		X	X	X

Derivatives			X	X	X

Emerging markets	X	X			X

Equity securities	X	X

Focused holdings		X

Foreign securities	X	X	X	X	X

Growth stocks	X	X

High-yield securities				X	X

Income			X	X	X

Interest rate			X	X	X

Issuer			X	X	X

Leverage			X	X	X

LIBOR			X	X	X

Liquidity			X	X	X

Market	X	X	X	X	X

Market timing	X	X			X

Maturity			X	X	X

Mid-cap companies	X	X

Mortgage- and asset-backed securities			X	X	X

Portfolio turnover	X		X	X	X

Redemptions			X	X	X

Sectors		X

Securities lending	X	X	X	X	X

Short sales					X

Small-cap companies	X	X

U.S. government securities and government sponsored enterprises			X	X	X

U.S. Treasury obligations			X	X	X

Valuation			X	X	X

Value stocks	X	X

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Credit | A fund could lose money if the issuer or a counterparty, in the case of a derivatives contract, is unable or unwilling, or is perceived as unable or unwilling (whether by market participants, ratings agencies, pricing services or otherwise) to meet its financial obligations or goes bankrupt. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. Generally, the longer the maturity and the lower the credit quality of a security, the more sensitive it is to credit risk. The downgrade of the credit rating of a security held by a fund may decrease its value and may make it more difficult for the fund to sell it. Credit risk may change over the life of an instrument. Credit risk usually applies to most fixed income securities. U.S. government securities, especially those that are not backed by the full faith and credit of the U.S. Treasury, such as securities supported only by the credit of the issuing governmental agency or government-sponsored enterprise, carry at least some risk of nonpayment, and the maximum potential liability of the issuers of such securities may greatly exceed their current resources. There is no assurance that the U.S. government would provide financial support to the issuing entity if not obligated to do so by law. Further, any government guarantees on U.S. government securities that a fund owns extend only to the timely payment of interest and the repayment of principal on the securities themselves and do not extend to the market value of the securities themselves or to shares of the fund.

Credit ratings | Ratings by nationally recognized rating agencies generally represent the agencies’ opinion of the credit quality of an issuer. However, these ratings are not absolute standards of quality and do not guarantee the creditworthiness of an issuer, and may prove to be inaccurate. Ratings do not necessarily address market risk and may not be revised quickly enough to reflect changes in an issuer’s financial condition.

Currencies | A fund may have exposure to foreign currencies through its investments. Foreign currencies may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, may be affected unpredictably by intervention, or the failure to intervene, of the U.S. or foreign governments, central banks, or supranational entities such as the International Monetary Fund, and may be affected by the imposition of currency controls or political developments in the U.S. or abroad. As a result, a fund’s exposure to foreign currencies may reduce the returns of a fund. Foreign currencies may decline in value relative to the U.S. dollar and other currencies and thereby affect a fund’s investments. In addition, changes in currency exchange rates could adversely impact investment gains or add to investment losses. Currency futures and forwards, if used, may not always work as intended, and in specific cases, a Fund may be worse off than if it had not used such instrument(s). In the case of hedging positions, the U.S. dollar or other currency may decline in value relative to the foreign currency that is being hedged and thereby affect a fund’s investments. There may not always be suitable hedging instruments available. Even where suitable hedging instruments are available, a fund may choose to not hedge its currency risks.

Derivatives | Derivatives, such as options, futures contracts, currency forwards, including NDFs, or swap agreements, (including credit default swaps and credit default swap index products), may involve greater risks than if a fund had invested in the reference obligation directly. Derivatives are subject to general market risks, liquidity risks, interest rate risk, and credit risks. Derivatives also present the risk that the other party to the transaction will fail to perform. Counterparty risk is generally thought to be greater with derivatives that are traded over-the-counter than with derivatives that are exchange-traded or centrally cleared. However, derivatives that are traded on organized exchanges and/or through clearing organizations involve the possibility that the futures commission merchant or clearing organization will default in the performance of its obligations. Derivatives involve an increased risk of mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument, in which case a fund may not realize the intended benefits. When used for hedging, changes in the value of the derivative may also not correlate perfectly with the underlying asset, rate or index. Derivatives risk may be more significant when derivatives are used to enhance fund returns, increase liquidity, manage the duration of a fund’s portfolio and/or gain exposure to certain instruments or markets, rather than solely to hedge the risk of a position held by the fund.

Derivatives can cause a fund to participate in losses (as well as gains) in an amount that significantly exceeds the fund’s initial investment, and some derivatives have the potential for unlimited loss, regardless of the size of a fund’s initial investment, for example, where a fund may be called upon to deliver a security it does not own. Derivatives can create leverage, which can magnify the impact of a decline in the value of the reference instrument underlying the derivative, and a fund could lose more than the amount it invests. There may be material and prolonged deviations between the theoretical value and realizable value of a derivative. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. Derivatives may at times be highly illiquid, and a fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price.

The regulation of cleared and uncleared swap agreements, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. It is not possible to predict fully the effects of current or future regulation. Changes in government regulation of various types of derivatives instruments may make derivatives more costly or limit the availability of derivatives, which may: limit or prevent a fund from using certain types of derivative instruments as part of its investment strategy; affect the character, timing of recognition and amount of a fund’s taxable income or recognized gains or losses; or otherwise adversely affect the value or performance of derivatives. Compared to other types of investments, derivatives may also be less tax efficient. A fund’s use of derivatives may be limited by the requirements for taxation of the fund as a regulated investment company. The SEC has adopted a new Rule 18f-4 that, among other matters, places limits on the use of derivatives by registered investment companies, such as a fund. A fund may have to comply with certain conditions depending on the extent of its use of derivatives, including (as applicable), the adoption and implementation of policies and procedures designed to manage a fund’s derivatives risks, recordkeeping and reporting requirements, compliance with a limit on the amount of leverage-related risk that a fund may obtain, and maintaining a derivatives risk management program and designating a derivatives risk manager. Compliance with the rule will likely subject a fund’s derivatives transactions to additional oversight and regulatory requirements.

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•

Swap Agreements. Swaps can involve greater risks than a direct investment in an underlying asset, because swaps typically include a certain amount of embedded leverage and as such are subject to leveraging risk. If swaps are used as a hedging strategy, a fund is subject to the risk that the hedging strategy may not eliminate the risk that it is intended to offset, due to, among other reasons, the occurrence of unexpected price movements or the non-occurrence of expected price movements, as well as a lack of correlation between the swaps and the portfolio of assets that the swaps are designed to hedge or replace. Swaps also may be difficult to value. Swaps may be subject to liquidity risk, counterparty risk and credit risk. Swaps that are traded over-the-counter are not subject to standardized clearing requirements and may involve greater liquidity and counterparty risks. Credit default swaps may be subject to credit risk and the risks associated with the purchase and sale of credit protection. With respect to a credit default swap, if a fund is selling credit protection, there is a risk a fund is subject to many of the same risks it would be if it were holding debt obligations of the issuer; however, a fund would not have any recourse against such issuer and would not benefit from any collateral securing such issuer’s debt obligations. Therefore, when selling protection, a fund could be forced to liquidate other assets upon the occurrence of a credit event in order to pay the counterparty. There is also the risk that the transaction may be closed out at a time when the credit quality of the underlying investment has deteriorated, in which case a fund may need to make an early termination payment. If a fund is buying credit protection, there is the risk that no credit event will occur and a fund will receive no benefit (other than any hedging benefit) for the premium paid. There is also the risk that the transaction may be closed out at a time when the credit quality of the underlying investment has improved, in which case a fund may need to make an early termination payment.

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Futures and Forward Contracts. Futures and forward contracts, including NDFs, are subject to counterparty risk, credit risk and liquidity risk. There may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes. There are no limitations on daily price movements of forward contracts. There can be no assurance that any strategy used will succeed. Not all forward contracts, including NDFs, require a counterparty to post collateral, which may expose a fund to greater losses in the event of a default by a counterparty. There can be no assurance that, at all times, a liquid market will exist for offsetting a futures contract that a fund has previously bought or sold and this may result in the inability to close a futures contract when desired. Forward currency transactions include the risks associated with fluctuations in currency. Interest rate and Treasury futures contracts expose a fund to price fluctuations resulting from changes in interest rates. A fund could suffer a loss if interest rates rise after a fund has purchased an interest rate futures contract or fall after a fund has sold an interest rate futures contract. Similarly, Treasury futures contracts expose a fund to potential losses if interest rates do not move as expected. Fixed income index futures contracts expose a fund to volatility in an underlying securities index.

•

Options. The movements experienced by a fund between the prices of options and prices of the assets (or indices) underlying such options, may differ from expectations, and may cause a fund to not achieve its objective. In order for a call option to be profitable, the market price of the underlying security or index must rise sufficiently above the call option exercise price to cover the premium and transaction costs. These costs will reduce any profit that might otherwise have been realized had a fund bought the underlying security instead of the call option. The buyer of a call option assumes the risk of losing its entire investment in the call option. The seller (writer) of a call option that is covered (i.e., the writer holds the underlying security) assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying assets above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying assets above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase by such writer except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. For a put option to be profitable, the market price of the underlying security or index must decline sufficiently below the put option’s exercise price to cover the premium and transaction costs. These costs will reduce any profit that might otherwise have been realized from a fund having shorted the declining underlying security by the premium paid for the put option and by transaction costs. The buyer of a put option assumes the risk of losing its entire investment in the put option. The seller (writer) of a put option that is covered (i.e., the writer has a short position in the underlying assets) assumes the risk of an increase in the market price of the underlying assets above the sales price (in establishing the short position) of the underlying assets plus the premium received, and gives up the opportunity for gain on the underlying assets below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying assets below the exercise price of the option. If an option that a fund has purchased expires unexercised, a fund will experience a loss in the amount of the premium it paid. The writer of an option, unlike the holder, generally is subject to initial and variation margin requirements on the option position. There can be no guarantee that the use of options will increase a fund’s return or income. The premium received from writing options may not be sufficient to offset any losses sustained from exercised options. In addition, there may be an imperfect correlation between the movement in prices of options and the securities underlying them, and there may at times not be a liquid secondary market for options.

Emerging markets| When investing in emerging markets, the risks of investing in foreign securities discussed below are heightened. Emerging markets have unique risks that are greater than or in addition to those associated with investing in developed markets because emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other foreign developed markets. There are also risks of: greater political uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance;

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currency transfer restrictions; a limited number of potential buyers for such securities; delays and disruptions in securities settlement procedures; less stringent, or a lack of, uniform accounting, auditing, financial reporting and recordkeeping requirements or standards; less reliable clearance and settlement, registration and custodial procedures; trading suspensions and other restrictions on investment; and significant limitations on investor rights and recourse. The economies and governments of emerging market countries tend to be more unstable than those of developed countries, resulting in more volatile rates of return than the developed markets and significantly greater risk to investors. The governments of emerging market countries may also be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, intervene in the financial markets, and/or impose burdensome taxes that could adversely affect security prices. There may be less publicly available or less reliable information regarding issuers in emerging markets, which can impede a fund’s ability to accurately evaluate foreign securities. In certain emerging market countries, fraud and corruption may be more prevalent than in developed market countries, and investor protections may be more limited than those in other countries. It may be difficult to obtain or enforce legal judgments against non-U.S. companies and non-U.S. persons in foreign jurisdictions, through either the foreign judicial system or through a private arbitration process. Additionally, a fund may experience more volatile rates of return. These matters have the potential to impact a fund’s investment objective and performance.

Equity securities | A fund’s equity securities investments are subject to market risk. A fund may invest in the following equity securities, which may expose a fund to the following additional risks:

•

Common Stocks. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are unrelated to the company, such as changes in interest rates, exchange rates or industry regulation. Companies that pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. In the event of an issuer’s bankruptcy, there is substantial risk that there will be nothing left to pay common stockholders after payments, if any, to bondholders and preferred stockholders have been made.

•

Preferred Stocks. Preferred securities, including convertible preferred securities, are subject to issuer-specific and market risks; however, preferred securities may be less liquid than common stocks and offer more limited participation in the growth of an issuer. If interest rates rise, the dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bondholders. Preferred shareholders may have only certain limited rights if distributions are not paid for a stated period, but generally have no legal recourse against the issuer and may suffer a loss of value if distributions are not paid. Preferred stocks may have mandatory sinking fund provisions, as well as provisions for their call or redemption prior to maturity which can have a negative effect on their prices when interest rates decline. Because the rights of preferred stock on distribution of a corporation’s assets in the event of its liquidation are generally subordinated to the rights associated with a corporation’s debt securities, in the event of an issuer’s bankruptcy, there is substantial risk that there will be nothing left to pay preferred stockholders after payments, if any, to bondholders have been made. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt securities to actual or perceived changes in the company’s financial condition or prospects. Preferred stocks may also be subject to credit risk.

•

Convertible Securities. The investment value of a convertible security (“convertible”) is based on its yield and tends to decline as interest rates increase. The conversion value of a convertible is the market value that would be received if the convertible were converted to its underlying common stock. Since it derives a portion of its value from the common stock into which it may be converted, a convertible is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Convertible securities also are sensitive to movements in interest rates. Generally, a convertible security is subject to the market risks of stocks when the underlying stock’s price is high relative to the conversion price, and is subject to the market risks of debt securities when the underlying stock’s price is low relative to the conversion price. A convertible may be subject to redemption at the option of the issuer at a price established in the convertible’s governing instrument, which may be less than the current market price of the security. Convertibles typically are “junior” securities, which means an issuer may pay interest on its non-convertible debt before it can make payments on its convertibles. In the event of a liquidation, holders of convertibles may be paid before a company’s common stockholders but after holders of a company’s senior debt obligations.

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Depositary Receipts. A fund may invest in securities issued by foreign companies through American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). These securities are subject to many of the risks inherent in investing in foreign securities, including, but not limited to, currency exchange rate fluctuations, political and financial instability in the home country of a particular depositary receipt, less liquidity, more volatility, less government regulation and supervision and delays in transaction settlement.

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REITS. REITS or other real estate-related securities are subject to the risks associated with direct ownership of real estate, including, among other risks, declines in the value of real estate, risks related to general and local economic conditions or changes in demographic trends or tastes, increases in operating expenses, defaults by mortgagors or other borrowers and tenants, lack of availability of mortgage funds or financing, extended vacancies of properties, especially during economic downturns, losses due to environmental liabilities, and adverse governmental, legal or regulatory action (such as changes to zoning laws, changes in interest rates, condemnation, tax increases, regulatory limitations on rents, or

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enforcement of or changes to environmental regulations). Additionally, REITs are dependent on the skills of their managers. Shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements than securities of larger issuers. REITs typically incur fees that are separate from those incurred by a fund, meaning a fund’s investment in REITs will result in the layering of expenses such that as a shareholder, a fund will indirectly bear a proportionate share of a REIT’s operating expenses. A domestic REIT could fail to qualify for tax-free “pass-through” of distributed net income and net realized gains under the Internal Revenue Code, or to maintain its exemption from registration under the 1940 Act.
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Dividend-Paying Stocks. Securities of companies that have historically paid a high dividend yield may reduce or discontinue their dividends, reducing the yield of the fund. Low priced securities in the fund may be more susceptible to these risks. Past dividend payments are not a guarantee of future dividend payments. Securities that pay dividends may be sensitive to changes in interest rates, and a sharp increase in interest rates, or other market downturn, could result in a decision to decrease or eliminate a dividend. Also, the market return of high dividend yield securities, in certain market conditions, may perform worse than other investment strategies or the overall stock market. Changes to the dividend policies of companies in which a fund invests and the capital resources available for dividend payment at such companies may harm fund performance. A fund may also be harmed by changes to the favorable federal income tax treatment generally afforded to dividends.

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Rights and Warrants. Investments in rights and warrants may be more speculative than certain other types of investments because rights and warrants do not carry dividend or voting rights with respect to the underlying securities or any rights in the assets of the issuer. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities and a right or a warrant ceases to have value if it is not exercised prior to its expiration date. If a warrant or right to subscribe to additional shares is not exercised or, when permissible, sold prior to the warrant’s or right’s expiration date or redemption by the issuer, a fund could lose all or substantially all of the purchase price of the warrant or right. The market for warrants and rights may be very limited and there may at times not be a liquid secondary market for warrants and rights.

Focused holdings | For funds that normally hold a core portfolio of securities of fewer companies than other funds, the increase or decrease of the value of a single investment may have a greater impact on the fund’s NAV and total return when compared to other diversified funds. Although a focused portfolio has the potential to generate attractive returns over time, it also may increase a fund’s volatility.

Foreign securities | Investments in foreign securities involve greater risks than investing in domestic securities. As a result, a fund’s return and NAV may be affected by fluctuations in currency exchange rates or political or economic conditions and regulatory requirements in a particular country. Foreign markets, as well as foreign economies and political systems, may be less stable than U.S. markets, and changes in the exchange rates of foreign currencies can affect the value of a fund’s foreign assets. Foreign laws and accounting standards typically are not as strict as they are in the U.S., and there may be less government regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, there may be less public information available about foreign companies. The unavailability and/or unreliability of public information available may impede the fund’s ability to accurately evaluate foreign securities. Custodial and/or settlement systems in foreign markets may not be fully developed and the laws of certain countries may limit the ability to recover assets if a foreign bank or depository or their agents goes bankrupt. Foreign issuers may utilize unfamiliar corporate organizational structures, which can limit investor rights and recourse. Moreover, it may be difficult to enforce contractual obligations or invoke judicial or arbitration processes against non-U.S. companies and non-U.S. persons in foreign jurisdictions. Foreign securities may be less liquid than domestic securities and there may be delays in transaction settlement in some foreign markets. Securities of issuers traded on foreign exchanges may be suspended, either by the issuers themselves, by an exchange, or by government authorities. Over a given period of time, foreign securities may underperform U.S. securities—sometimes for years. A fund could also underperform if it invests in countries or regions whose economic performance falls short. The risks associated with investments in governmental or quasi-governmental entities of a foreign country are heightened by the potential for unexpected governmental change, which may lead to default or expropriation, and inadequate government oversight and accounting. Obligations of supranational entities are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. The effect of recent, worldwide economic instability on specific foreign markets or issuers may be difficult to predict or evaluate. Some national economies continue to show profound instability, which may in turn affect their international trading and financial partners or other members of their currency bloc. Foreign security risk may also apply to ADRs, GDRs and EDRs.

Growth stocks | Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met, the prices of these stocks may decline, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. The price of a growth company’s stock may fail or not approach the value that has been placed on it. If a growth investment style shifts out of favor based on market conditions and investor sentiment, a fund could underperform funds that use a value or other non-growth approach to investing or have a broader investment style.

High-yield securities | Investments in securities rated below investment grade, or “junk bonds,” generally involve significantly greater risks of loss of your money than an investment in investment grade bonds. Compared with issuers of investment grade bonds, issuers of junk bonds are more likely to encounter financial difficulties and to be materially affected by these difficulties, leading to a greater risk that the issuer will default on the timely payment of principal and interest. Rising interest rates may compound these difficulties and reduce an issuer’s ability to repay principal and interest obligations. Issuers of lower-rated securities also have a greater risk of default or bankruptcy, especially when the economy is weak or expected to become weak. If an issuer defaults, a fund may incur additional expenses to seek recovery. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case a fund may lose its entire investment. Additionally, due to the greater number of considerations involved in the selection of a fund’s

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securities, the achievement of a fund’s objective depends more on the skills of the portfolio manager than investing only in higher-rated securities. Therefore, your investment may experience greater volatility in price and yield. High-yield securities may be less liquid than higher quality investments. A security whose credit rating has been lowered may be particularly difficult to sell. The higher yields of high-yielding securities may not reflect the value of the income stream that holders of such securities may expect, but rather the risk that such securities may lose a substantial portion of their value as a result of their issuer’s financial restructuring or default. Investments in high-yield securities are inherently speculative.

Income | A fund’s income could decline due to falling market interest rates. In a falling interest rate environment, a fund may be required to invest its assets in lower-yielding securities. Because interest rates vary, it is impossible to predict the income or yield of a fund for any particular period.

Initial public offerings | The market value of shares sold in an initial public offering (“IPO”) may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the IPO. The purchase of IPO shares may also involve high transaction costs. The limited number of shares available for trading in some IPOs may make it difficult for a fund to acquire shares of an issuer in which it would like to invest, and may also make it more difficult for a fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. . In addition, some companies initially offering their shares publicly may be involved in relatively new industries or lines of business, which may not be widely understood by investors. Many IPOs are by small- or micro-capitalization companies that are undercapitalized. Investments in IPOs may result in losses to a fund.

Interest rate | Investments in investment grade and non-investment grade fixed income securities are subject to interest rate risk. The value of a fund’s fixed income investments typically will fall when interest rates rise. A fund may be particularly sensitive to changes in interest rates if it invests in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations. For example, if a bond has a duration of eight years, a 1% increase in interest rates could be expected to result in a 8% decrease in the value of the bond. As of the date of this Prospectus, interest rates are historically low. During periods of very low or negative interest rates, a fund may be unable to maintain positive returns. Certain European countries and Japan have experienced negative interest rates on deposits and debt securities have traded at negative yields. Negative interest rates may become more prevalent among non-U.S. issuers, and potentially within the United States. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from fund performance to the extent the fund is exposed to such interest rates. To the extent a fund holds an investment with a negative interest rate to maturity, a fund may generate a negative return on that investment. Conversely, in the future, interest rates may rise significantly and/or rapidly, potentially resulting in substantial losses to a fund.

Issuer | The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Japan | A significant portion of a fund’s total assets may be invested in the securities of Japanese issuers, in accordance with the fund’s benchmark. Japan, like many Asian countries, is still heavily dependent upon international trade and may be adversely affected by protectionist trade policies, competition from Asia’s other low-cost emerging economies, the economic conditions of its trading partners, the strength of the yen, and regional and global conflicts. The domestic Japanese economy faces several concerns, including large government deficits, a shrinking workforce, and, in some cases, companies with poor corporate governance. Japan has in the past intervened in the currency markets, which could cause the value of the yen to fluctuate sharply and unpredictably. Japan is located in a part of the world that has historically been prone to natural disasters such as earthquakes and tsunamis. Relations with its neighbors, particularly China, North Korea, South Korea and Russia, have at times been strained due to territorial disputes, historical animosities and defense concerns. As a country with few natural resources, Japan is also heavily dependent on oil and other commodity imports, and higher commodity prices could therefore have a negative impact on the Japanese economy. These and other factors could have a negative impact on a fund’s performance and increase the volatility of an investment in a fund.

Large-cap companies | Investments in large-cap companies may underperform other segments of the market, in some cases for extended periods of time, because such companies may be less responsive to competitive challenges and opportunities, such as changes in technology and consumer tastes. Large-cap companies generally are expected to be less volatile than companies with smaller market capitalizations. However, large-cap companies may be unable to attain the high growth rates of successful smaller companies, especially during periods of economic expansion, and may instead focus their competitive efforts on maintaining or expanding their market share.

Leverage | Certain transactions of a fund may give rise to a form of leverage. Such transactions may include, among others, the use of buybacks, dollar rolls, and when-issued, delayed delivery or forward commitment transactions. Certain derivatives that a fund may use may also create leverage. Derivatives that involve leverage can result in losses to a fund that exceed the amount originally invested in the derivatives. Certain types of leveraging transactions, such as short sales that are not “against the box,” could be subject to unlimited losses in cases where a fund, for any reason, is unable to close out the transaction. The use of leverage may cause a fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leveraging may cause a fund to be more volatile than if the fund had not been leveraged. This is because leveraging tends to exaggerate the effect of any increase or decrease in the value of a fund’s portfolio securities.

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LIBOR | Certain of the instruments identified in a fund’s principal investment strategies have variable or floating coupon rates that are based on ICE LIBOR (“LIBOR”), Euro Interbank Offered Rate and other similar types of reference rates (each, a “Reference Rate”). These Reference Rates are generally intended to represent the rate at which contributing banks may obtain short-term borrowings from each other within certain financial markets. Arrangements are underway to phase out the use of LIBOR. These arrangements and any additional regulatory or market changes may have an adverse impact on a fund or its investments, including increased volatility or illiquidity in markets for instruments that rely on LIBOR. There remains uncertainty about the nature of any replacement rate for LIBOR and the impact of the transition from LIBOR on a fund and the financial markets generally. Financial industry groups have begun planning for a transition to the use of a different Reference Rate or benchmark rate, but there are obstacles to converting certain securities and transactions to a new Reference Rate or benchmark rate. The transition process, or the failure of an industry to transition, could lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates and a reduction in the values of some LIBOR-based investments, all of which could impact a fund.

Not all LIBOR-based instruments may have provisions contemplating a scenario where LIBOR becomes unavailable or provide for an alternative rate-setting methodology, and there may be significant uncertainty regarding the effectiveness of any such methodologies. In addition, the alternative reference or benchmark rate may be an ineffective substitute. The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of Reference Rates could have an adverse impact on the market for or value of any securities or payments linked to those Reference Rates and other financial obligations held by a fund. Any substitute Reference Rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect a fund’s performance and/or NAV. At this time, it is not possible to completely identify or predict the effect of any such changes, any establishment of alternative Reference Rates or any other reforms to Reference Rates that may be enacted in the UK or elsewhere. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, any of the effects described above could occur prior to the official phasing out of LIBOR.

Liquidity | Liquidity risk is the possibility that a fund’s securities may have limited marketability, be subject to restrictions on resale, be difficult or impossible to purchase or sell at favorable times or prices, or become less liquid in response to market developments or adverse credit events that may affect issuers or guarantors of a debt security, any of which could have the effect of decreasing the overall level of the fund’s liquidity. The market prices for such securities may be volatile. An inability to sell a portfolio position can adversely affect a fund’s NAV or prevent a fund from being able to take advantage of other investment opportunities. A fund could lose money if it cannot sell a security at the time and price that would be most beneficial to a fund. A fund may be required to dispose of investments at unfavorable times or prices to satisfy obligations, which may result in losses or may be costly to a fund. Market developments may cause a fund’s investments to become less liquid and subject to erratic price movements. In addition, the market-making capacity of dealers in certain types of securities has been reduced in recent years, in part as a result of structural and regulatory changes, such as fewer proprietary trading desks and increased capital requirements for broker-dealers. Further, many broker-dealers have reduced their inventory of certain debt securities. This could negatively affect a fund’s ability to buy or sell debt securities and increase the related volatility and trading costs. For example, liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates.

Market | Markets may at times be volatile and the values of a fund’s stock and fixed income holdings, as well as the income generated by a fund’s fixed income holdings, may decline, sometimes significantly and/or rapidly, because of adverse issuer-specific conditions or general market conditions, including a broad stock market decline, which are not specifically related to a particular issuer. These conditions may include real or perceived adverse political, regulatory, market, economic or other developments, such as natural disasters, public health crises, pandemics, regional or global economic instability (including terrorism and geopolitical risks) and interest and currency rate fluctuations. These and other conditions may cause broad changes in market value, the general outlook for corporate earnings, public perceptions concerning these developments or adverse investment sentiment generally. These events may lead to periods of volatility, which may be exacerbated by changes in bond market size and structure. Changes in the financial condition of a single issuer, industry or market segment also can impact the market as a whole. In addition, adverse market events may lead to increased redemptions, which could cause a fund to experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Conversely, it is also possible that, during a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Changes in value may be temporary or may last for extended periods. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. Prices in many financial markets have increased significantly over the last decade, but there have also been periods of adverse market and financial developments and cyclical change during that timeframe, which have resulted in unusually high levels of volatility in domestic and foreign financial markets that has caused losses for investors and may occur again in the future, particularly if markets enter a period of uncertainty or economic weakness. Periods of unusually high volatility in the financial markets and restrictive credit conditions, sometimes limited to a particular sector or geographic region, continue to recur. Even when securities markets perform well, there is no assurance that the investments held by a fund will increase in value along with the broader market.

The increasing interconnectedness of markets around the world may result in many markets being affected by events in a single country or events affecting a single or small number of issuers. Events such as natural disasters, public health crises, pandemics, governments’ reactions to and public perceptions concerning these developments, and adverse investor sentiment could cause uncertainty in the markets and may adversely affect the performance of the global economy. Terrorism and related geopolitical risks, including tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage or major producers of oil have led, and may in the future lead, to increased short-term market volatility and

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may have adverse long-term effects on world economies and markets generally. Likewise, systemic market dislocations of the kind that occurred during the financial crisis in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment and other factors affecting the value of a fund’s investments.

Political and diplomatic events within the United States and abroad, such as changes in the U.S. presidential administration and Congress and domestic political unrest, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The severity or duration of adverse economic conditions may also be affected by policy changes made by government or quasi-governmental organizations.

In addition, markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in a fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments. These fluctuations in stock prices could be a sustained trend or a drastic movement. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Recent Market Events | Certain illnesses spread rapidly and have the potential to significantly and adversely affect the global economy. An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has subsequently spread globally. The impact of the outbreak has been rapidly evolving, and the transmission of COVID-19 and efforts to contain its spread have resulted, and may continue to result, in significant disruptions to business operations, travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruptions of and delays in healthcare service preparation and delivery, prolonged quarantines and stay-at-home orders, cancellations, supply chain disruptions, widespread business closures and layoffs, service and event cancellations, reductions and other changes, and lower consumer demand, as well as general concern and uncertainty that has negatively affected the global economy. These issues may continue until vaccines and other COVID-19 treatments are more widely available, the timeline for which is uncertain. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. Deteriorating economic fundamentals may in turn increase the risk of default or insolvency of particular issuers, negatively impact market value, increase market volatility, cause credit spreads to widen, and reduce liquidity. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

The Board of Governors of the Federal Reserve System (also known as “the Fed”) has taken and may continue to take numerous measures to address the economic impact of the COVID-19 pandemic, such as the reduction of the federal funds target rate and the introduction of several credit and liquidity facilities, and the U.S. federal government has taken and may continue to take steps to stimulate the U.S. economy, including adopting stimulus packages targeted at large parts of the economy. The effect of these and other efforts may not be known for some time, and it is not known whether and to what extent they will be successful.

Decisions by the Fed regarding interest rate and monetary policy, which can be difficult to predict and sometimes change direction suddenly in response to economic and market events, continue to have a significant impact on securities prices as well as the overall strength of the U.S. economy. The Fed has spent hundreds of billions of dollars to keep credit flowing through short-term money markets. The Fed has signaled that it plans to maintain its interventions at an elevated level. Amid the Fed’s ongoing efforts, concerns about the markets’ dependence on the Fed’s daily doses of liquidity have grown. Future legislative, regulatory and policy changes may impact current international trade deals, result in changes to prudential regulation of certain players in the financial market, and provide significant new investments in infrastructure, the environment, or other areas. Markets may react strongly to expectations about the changes in these policies, which could increase volatility, especially if the markets’ expectations for changes in government policies are not borne out.

A rise in protectionist trade policies, slowing global economic growth, risks associated with ongoing trade negotiations with China, risks associated with the United Kingdom’s departure from the European Union on December 31, 2020, and a trade agreement between the United Kingdom and the European Union, and the possibility of changes to some international trade agreements, could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time. Interest rates have been unusually low in recent years in the U.S. and abroad and are currently at historic lows. The outcomes may cause increased volatility and have a significant adverse impact on world financial markets, other international trade agreements and the United Kingdom and European economies as well as the broader global economy.

Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. A rise in sea levels, an increase in powerful windstorms and/or a climate-driven increase in sea levels or flooding could cause coastal properties to

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lose value or become unmarketable altogether. Economists warn that, unlike previous declines in the real estate market, properties in affected coastal zones may not ever recover their value. Large wildfires driven by high winds and prolonged drought may devastate businesses and entire communities and may be very costly to any business found to be responsible for the fire. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change. These losses could adversely affect corporate issuers and mortgage lenders, the value of mortgage-backed securities, the bonds of municipalities that depend on tax or other revenues and tourist dollars generated by affected properties, and insurers of the property and/or of corporate, municipal or mortgage-backed securities. Since property and security values are driven largely by buyers’ perceptions, it is difficult to know the time period over which these market effects might unfold.

Market timing | Frequent trading by fund shareholders poses risk to other shareholders in a fund, including (i) the dilution of a fund’s NAV, (ii) an increase in a fund’s expenses, and (iii) interference with a portfolio manager’s ability to execute efficient investment strategies. Because of specific securities a fund may invest in, it could be subject to the risk of market timing activities by fund shareholders. Some examples of these types of securities are high-yield, small-cap and foreign securities. Typically, foreign securities offer the most opportunity for these market timing activities. A fund generally prices these foreign securities using their closing prices from the foreign markets in which they trade, typically prior to a fund’s calculation of its NAV. These prices may be affected by events that occur after the close of a foreign market but before a fund prices its shares. In such instances, a fund may fair value foreign securities. However, some investors may engage in frequent short-term trading in a fund to take advantage of any price differentials that may be reflected in the NAV of a fund’s shares. There is no assurance that fair valuation of securities can reduce or eliminate market timing. There is no guarantee that Carillon Tower Advisers, Inc., as the manager and transfer agent of the funds, can detect all market timing activities.

Maturity | A fund will invest in fixed income securities of varying maturities. A fixed income security’s maturity is one indication of the interest rate exposure of a security. Generally, the longer a fixed income security’s maturity, the greater the risk. Conversely, the shorter a fixed income security’s maturity, the lower the risk.

Mid-cap companies | Investments in mid-cap companies generally involve greater risks than investing in large-capitalization companies. Mid-cap companies may have narrower commercial markets and limited managerial and financial resources compared to larger, more established companies. The performance of mid-cap companies can be more volatile, and their stocks less liquid, compared to larger, more established companies, which could increase the volatility of a fund’s portfolio and performance. Shareholders of a fund that invests in mid-cap companies should expect that the value of the fund’s shares will be more volatile than a fund that invests exclusively in large-cap companies. Generally, the smaller the company size, the greater these risks.

Mortgage- and asset-backed securities | Mortgage and asset-backed security risk arises in part from the potential for mortgage failure, particularly during periods of market downturn, premature repayment of principal, or a delay in the repayment of principal, and can increase in an unstable or depressed housing market. The reduced value of the fund’s securities and the potential loss of principal as a result of a mortgagor’s failure to repay would have a negative impact on the fund. If a borrower repays the principal early, a fund may have to reinvest the proceeds at a lower rate, thereby reducing a fund’s income. Conversely, a delay in the repayment of principal could lengthen the expected maturity of the securities, thereby increasing the potential for loss when prevailing interest rates rise, which could cause the values of the securities to fall sharply. In a to-be-announced (“TBA”) mortgage-backed transaction, a fund and the seller agree upon the issuer, interest rate and terms of the underlying mortgages. However, the seller does not identify the specific underlying mortgages until it issues the security. TBA mortgage-backed securities increase interest rate risks because the underlying mortgages may be less favorable than anticipated by a fund.

Other investment companies, including ETFs | Investments in the securities of other investment companies, including exchange-traded funds (“ETFs”) (which may, in turn invest in equities, bonds, and other financial vehicles), may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a fund becomes a shareholder of that investment company. As a result, fund shareholders indirectly bear the fund’s proportionate share of the fees and expenses paid by the other investment company, in addition to the fees and expenses fund shareholders indirectly bear in connection with the fund’s own operations. Investments in other investment companies will subject a fund to the risks of the types of investments in which the investment companies invest.

As a shareholder, a fund must rely on the other investment company to achieve its investment objective. If the other investment company fails to achieve its investment objective, the value of the fund’s investment will typically decline, adversely affecting the fund’s performance. In addition, because ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, ETF shares may potentially trade at a discount or a premium. Investments in ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to a fund. Finally, because the value of ETF shares depends on the demand in the market, the portfolio manager may not be able to liquidate a fund’s holdings of ETF shares at the most optimal time, adversely affecting the fund’s performance. An ETF that tracks an index may not precisely replicate the returns of its benchmark index. A passively managed ETF may not be permitted to sell poorly performing stocks that are included in its index.

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Portfolio turnover | A fund may engage in more active and frequent trading of portfolio securities to a greater extent than certain other mutual funds with similar investment objectives. A fund’s turnover rate may vary greatly from year to year or during periods within a year. A high rate of portfolio turnover may lead to greater transaction costs, result in adverse tax consequences to investors (from increased recognition of net capital gains, which are taxable to shareholders when distributed to them) and adversely affect performance.

Quantitative strategy risk | The success of a fund’s investment strategy may depend in part on the effectiveness of a sub-adviser’s quantitative tools for screening securities. Securities selected using quantitative analysis can react differently to issuer, political, market, and economic developments than the market as a whole or securities selected using only fundamental analysis, which could adversely affect their value. A sub-adviser’s quantitative tools may use factors that may not be predictive of a security’s value, and any changes over time in the factors that affect a security’s value may not be reflected in the quantitative model. The quantitative tools may not react as expected to market events, resulting in losses for a fund. Data for some companies, particularly non-U.S. companies, may be less available and/or less current than data for other companies. There may also be errors in the computer code for the quantitative model or in the model itself, or issues relating to the computer systems used to screen securities. A sub-adviser’s stock selection can be adversely affected if it relies on insufficient, erroneous or outdated data or flawed models or computer systems. Additionally, a previously successful strategy may become outdated or inaccurate, which may not be identified by a sub-adviser and therefore may also result in losses.

Redemptions | A fund may experience periods of heavy redemptions that could cause a fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in a fund, have short investment horizons, or have unpredictable cash flow needs. The risk of loss is also greater if redemption requests are frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities a fund wishes to sell are illiquid. A general rise in interest rates has the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. This, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets, and heightened redemption risk. Heavy redemptions, whether by a few large investors or many smaller investors, could hurt a fund’s performance.

Sectors | A fund may hold a significant amount of investments in companies that are in similar businesses, which may be similarly affected by particular economic or market events that may, in certain circumstances, cause the value of securities of all companies in a particular sector of the market to change. To the extent a fund has substantial holdings within a particular sector, the risks associated with that sector increase. In addition, when a fund focuses its investments in certain sectors of the economy, its performance could fluctuate more widely than if a fund invested more evenly across sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. As a fund’s portfolio changes over time, a fund’s exposure to a particular sector may become higher or lower.

Financials sector | Financial services companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.

Health care sector | The health care sector may be affected by government regulations and government health care programs, restrictions on government reimbursement for medical expenses, increases or decreases in the cost of medical products and services and product liability claims, among other factors. Many health care companies are (1) heavily dependent on patent protection and intellectual property rights and the expiration of a patent may adversely affect their profitability, (2) subject to extensive litigation based on product liability and similar claims, and (3) subject to competitive forces that may make it difficult to raise prices and, may result in price discounting. Health care companies may also be thinly capitalized and susceptible to product obsolescence. Many health care products and services may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, and delays in or failure to receive such approvals may negatively impact the business of such companies. Additional or more stringent laws and regulations enacted in the future could have a material adverse effect on such companies in the health care sector. Issuers in the health care sector include issuers having their principal activities in the biotechnology industry or in medical laboratories and research, which pose additional risks. A biotechnology company’s valuation can often be based largely on the potential or actual performance of a limited number of products and, accordingly, can be significantly affected if one of its products proves unsafe, ineffective or unprofitable. Many biotechnology companies invest heavily in research and development, and their products or services may not prove

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commercially successful or may become obsolete quickly due to technological change. Biotechnology companies can also be significantly affected by technological change and obsolescence, product liability lawsuits and consequential high insurance costs. The values of biotechnology companies are also dependent on the development, protection and exploitation of intellectual property rights and other proprietary information. Any impairment of such rights may have adverse financial consequences. Biotechnology companies are subject to regulation by, and the restrictions of, the Food and Drug Administration, the Environmental Protection Agency, state and local governments, and foreign regulatory authorities. A biotechnology company may be unable to raise prices on its products or services to cover its development and regulatory costs because of managed care pressure or price controls. Biotechnology stocks, especially those issued by smaller, less-seasoned companies, can be more volatile than the overall market.

Information technology sector | The information technology sector includes companies engaged in internet software and services, technology hardware and storage peripherals, electronic equipment, instruments and components, and semiconductors and semiconductor equipment. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face rapid product obsolescence due to technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Failure to introduce new products, develop and maintain a loyal customer base or achieve general market acceptance for their products could have a material adverse effect on a company’s business. Companies in the information technology sector are heavily dependent on intellectual property and the loss of patent, copyright and trademark protections may adversely affect the profitability of these companies.

Securities lending | A fund may lend its portfolio securities to brokers, dealers and financial institutions to seek income. Borrowers of a fund’s securities typically provide collateral in the form of cash that is reinvested in securities. A fund will be responsible for the risks associated with the investment of cash collateral. A fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. There is a risk that a borrower may default on its obligations to return loaned securities; however, a fund’s securities lending agent may indemnify the fund against that risk. There is a risk that the assets of a fund’s securities lending agent may be insufficient to satisfy any contractual indemnification requirements to the fund. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with a fund’s ability to vote proxies or to settle transactions and there is the risk of possible loss of rights in the collateral should the borrower fail financially. In any case in which the loaned securities are not returned to a fund before an ex-dividend date, the payment in lieu of the dividend that the fund receives from the securities’ borrower would not be treated as a dividend for federal income tax purposes and thus would not qualify for treatment as “qualified dividend income.”

Short sales | A short sale creates the risk of a loss if the price of the underlying security increases in value between the date of the short sale and the date on which an offsetting position is purchased, thus increasing the cost to a fund of buying those securities to cover the short position. The potential for greater losses may be incurred due to general market forces, such as a lack of securities available for short sellers to borrow for delivery, or increases in the price of a security sold short. A fund may lose more money than the actual cost of a short sale investment. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to a fund.

Small-cap companies | Investments in small-cap companies generally involve greater risks than investing in large-capitalization companies. Companies with smaller market capitalizations generally have lower volume of shares traded daily, less liquid stock and more volatile stock prices. Companies with smaller market capitalizations also tend to have a limited product or service base and limited access to capital. Newer companies with unproven business strategies also tend to be smaller companies. The above factors increase risks and make these companies more likely to fail than companies with larger market capitalizations, and could increase the volatility of a fund’s portfolio and performance. Shareholders of a fund that invests in small-cap companies should expect that the value of the fund’s shares will be more volatile than a fund that invests exclusively in mid-cap or large-cap companies. Generally, the smaller the company size, the greater these risks.

United Kingdom securities | A fund’s exposure to issuers located in, or with economic ties to, the United Kingdom (the “UK”), could expose the fund to risks associated with investments in the UK to a greater extent than more geographically diverse funds. Investments in UK issuers may subject a fund to regulatory, political, currency, security, and economic risks specific to the UK. The UK has one of the largest economies in Europe, and the United States and other European countries are substantial trading partners of the UK. As a result, the UK economy may be impacted by changes to the economic condition of the United States and other European countries. The UK economy relies heavily on the export of financial services to the United States and other European countries. A prolonged slowdown in the financial services sector may have a negative impact on the UK economy. In the past, the UK has been a target of terrorism. Acts of terrorism in the UK or against UK interests may cause uncertainty in the UK financial markets and adversely affect the performance of the issuers to which a fund has exposure.

The full impact of the UK’s departure from the European Union, commonly referred to as “Brexit,” which occurred on December 31, 2020, and the nature of the future relationship between the UK and the European Union remains uncertain. The UK and the European Union reached a trade agreement on December 31, 2020 which is due to be approved by all applicable UK and European Union governmental bodies in early 2021. The period following the UK’s

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withdrawal from the European Union is expected to be one of significant political and economic uncertainty particularly until the UK government and European Union member states agree and implement the terms of the UK’s future relationship with the European Union. Brexit may create additional economic stresses for the UK, which may include causing a contraction of the UK economy and price volatility in UK stocks, decreased trade, capital outflows, devaluation of pounds sterling, and wider corporate bond spreads due to uncertainty and declines in business and consumer spending as well as foreign direct investment. A fund may be negatively impacted by changes in law and tax treatment resulting from or following Brexit. The UK may be less stable than it has been in recent years, and investments in the UK may be difficult to value, or subject to greater or more frequent rises and falls in value. Brexit could adversely affect European or worldwide political, regulatory, economic or market conditions and could contribute to instability in global political institutions, regulatory agencies and financial markets. Until the economic effects of Brexit become clearer, and while a period of political, regulatory and commercial uncertainty continues, there remains a risk that Brexit may negatively impact the value of investments held by a fund. In addition, any further exits from the European Union, or the possibility of such exits, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

U.S. Government securities and Government sponsored enterprises | A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed by the applicable entity only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Investments in securities issued by Government sponsored enterprises are debt obligations issued by agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. They may be: (1) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association; (2) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal Home Loan Bank and the Federal Farm Credit Banks; (3) supported by the discretionary authority of the U.S. Government to purchase the agency obligations, such as those of the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation; or (4) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau. The U.S. Government may choose not to provide financial support to U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so. In such circumstances, if the issuer defaulted, a fund may not be able to recover its investment from the U.S. Government. Like all bonds, U.S. Government securities and Government-sponsored enterprise bonds are also subject to interest rate risk, credit risk and market risk. The rising U.S. national debt may lead to adverse impacts on the value of U.S. government securities due to potentially higher costs for the U.S. government to obtain new financing.

U.S. Treasury obligations | Securities issued or guaranteed by the U.S. Treasury are backed by the “full faith and credit” of the United States; however, the U.S. government guarantees the securities only as to the timely payment of interest and principal when held to maturity, and the market prices of such securities may fluctuate. The value of U.S. Treasury obligations may vary due to changes in interest rates. In addition, changes to the financial condition or credit rating of the U.S. government may cause the value of a fund’s investments in obligations issued by the U.S. Treasury to decline. Certain political events in the U.S., such as a prolonged government shutdown, may also cause investors to lose confidence in the U.S. government and may cause the value of U.S. Treasury obligations to decline. Because U.S. Treasury securities trade actively outside the United States, their prices may also rise and fall as changes in global economic conditions affect the demand for these securities. The total public debt of the U.S. as a percent of GDP has grown rapidly since the beginning of the recent financial and market volatility as a result of the coronavirus pandemic. Although high debt levels do not necessarily indicate or cause economic problems, they have the potential to create systemic risks if sound debt management practices are not implemented.

Valuation | Securities held by a fund may be priced by an independent pricing service and also may be priced using dealer quotes or fair valuation methodologies in accordance with valuation procedures adopted by the fund’s Board. The prices provided by the independent pricing service or dealers or the fair valuations may be different from the prices used by other mutual funds or from the prices at which securities are actually bought and sold. This risk may be pronounced for investments that may be illiquid or may become illiquid and for securities that trade in relatively thin markets and/or markets that experience extreme volatility.

Value stocks | Investments in value stocks are subject to the risk that their true worth may not be fully realized by the market or that their prices may decline. This may result in the value stocks’ prices remaining undervalued for extended periods of time. A fund’s performance also may be affected adversely if value stocks remain unpopular with or lose favor among investors. If a value investment style shifts out of favor based on market conditions and investor sentiment, a fund could underperform funds that use a non-value approach to investing or have a broader investment style.

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Investment Adviser

Carillon Tower Advisers, Inc. (“Carillon” or “Manager”) located at 880 Carillon Parkway, St. Petersburg, Florida 33716, serves as investment adviser and administrator for the funds (the “Funds”). Carillon manages, supervises and conducts the business and administrative affairs of the Funds. Carillon is a wholly owned subsidiary of Raymond James Financial, Inc. (“RJF”) which, together with its subsidiaries, provides a wide range of financial services to retail and institutional clients. As of December 31, 2020, Carillon and its investment management affiliates collectively had approximately $72.1 billion in assets under management and advisement*

*Includes Carillon Tower Advisers, Inc. ($20.2 billion), Eagle Asset Management, Inc. ($25.8 billion) and Eagle’s wholly owned subsidiary ClariVest Asset Management LLC ($3.4 billion) as well as affiliates Cougar Global Investments LTD ($1.3 billion); Scout Investments ($1.9 billion); and Reams Asset Management ($19.5 billion) which is a division of Scout Investments.

The basis for the Board’s approval of each Investment Advisory contract with Carillon is contained in the annual report for the 12 month period ended October 31, 2020. The table below contains the effective investment advisory fee rate for the last fiscal year for each fund as a percentage of each fund’s average daily net assets, which takes into account breakpoints, as applicable. For funds that have breakpoints in their fee rate, the advisory fee rate may decline as assets increase.

	Fee Rates Charged
Fund	Contractual Rate	Waivers	Aggregate Rate
Carillon ClariVest Capital Appreciation Fund	0.60%	-0.17%	0.43%
Carillon ClariVest International Stock Fund	0.70%	-0.70%	0.00%
Carillon Eagle Growth & Income Fund	0.45%	0.00%	0.45%
Carillon Eagle Mid Cap Growth Fund	0.51%	0.00%	0.51%
Carillon Eagle Small Cap Growth Fund	0.52%	0.00%	0.52%
Carillon Scout International Fund	0.80%	0.00%	0.80%
Carillon Scout Mid Cap Fund	0.74%	0.00%	0.74%
Carillon Scout Small Cap Fund	0.60%	0.00%	0.60%
Carillon Reams Core Bond Fund	0.40%	-0.35%	0.05%
Carillon Reams Core Plus Bond Fund	0.40%	-0.24%	0.16%
Carillon Reams Unconstrained Bond Fund	0.60%	-0.35%	0.25%

Each fund has entered into an Administration Agreement with Carillon under which each fund pays Carillon for various administrative services at a rate of 0.10% of the average daily net assets for all share classes.

Carillon is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. On behalf of each fund, an exemption from registration or regulation as a commodity pool operator under the Commodity Exchange Act has been claimed with the Commodity Futures Trading Commission (“CFTC”) and Carillon is exempt from registration as a commodity trading adviser under CFTC Regulation 4.14(a)(8) with respect to the fund.

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As a fund’s asset levels change, its fees and expenses may differ from those reflected in the fund’s fee tables. For example, as asset levels decline, expense ratios may increase. Carillon has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of a fund to the extent that annual operating expenses of each class exceed a percentage of that class’ average daily net assets through February 28, 2022 as follows:

Contractual Expense Limitations

	Class A	Class C	Class I	Class Y	Class R-3	Class R-5	Class R-6

Carillon ClariVest Capital Appreciation Fund	1.00%	1.75%	0.70%	1.00%	1.25%	0.70%	0.60%

Carillon ClariVest International Stock Fund	1.45%	2.20%	1.15%	1.45%	1.70%	1.15%	1.05%

Carillon Eagle Growth & Income Fund	1.25%	2.00%	0.95%	1.25%	1.50%	0.95%	0.85%

Carillon Eagle Mid Cap Growth Fund	1.25%	2.00%	0.95%	1.25%	1.50%	0.95%	0.85%

Carillon Eagle Small Cap Growth Fund	1.25%	2.00%	0.95%	1.25%	1.50%	0.95%	0.85%

Carillon Scout International Fund	1.25%	2.00%	0.95%	1.25%	1.50%	0.95%	0.85%

Carillon Scout Mid Cap Fund	1.45%	2.20%	1.15%	1.45%	1.70%	1.15%	1.05%

Carillon Scout Small Cap Fund	1.25%	2.00%	0.95%	1.25%	1.50%	0.95%	0.85%

Carillon Reams Core Bond Fund	0.80%	1.55%	0.40%	0.80%	1.05%	0.50%	0.40%

Carillon Reams Core Plus Bond Fund	0.80%	1.55%	0.40%	0.80%	1.05%	0.50%	0.40%

Carillon Reams Unconstrained Bond Fund	0.80%	1.55%	0.50%	0.80%	1.05%	0.50%	0.40%

For each fund, the expense limitation excludes interest, taxes, brokerage commissions, costs relating to investments in other investment companies (acquired fund fees and expenses), dividends, and extraordinary expenses. For Carillon Reams Core Bond Fund, Carillon Reams Core Plus Bond Fund, and Carillon Reams Unconstrained Bond Fund, the expense limitation also excludes short sale dividend and interest expenses. The contractual fee waiver can be changed only with the approval of a majority of the Board. Any reimbursement of fund expenses or reduction in Carillon’s investment advisory fees is subject to reimbursement by the fund within the following two fiscal years, if overall expenses fall below the lesser of its then-current expense cap or the expense cap in effect at the time of the fund reimbursement.

Sub-advisers

Carillon has selected the following sub-advisers to provide investment advice and portfolio management services to the Funds’ portfolios:

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Eagle Asset Management, Inc. (“Eagle”), 880 Carillon Parkway, St. Petersburg, FL 33716, serves as the sub-adviser to the Carillon Eagle Growth & Income Fund, Carillon Eagle Mid Cap Growth Fund and Carillon Eagle Small Cap Growth Fund. As of December 31, 2020, Eagle had approximately $25.8 billion of assets under management.

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ClariVest Asset Management LLC (“ClariVest”), 3611 Valley Centre Drive, Suite 100, San Diego, CA 92130, serves as the sub-adviser to the Carillon ClariVest Capital Appreciation Fund and the Carillon ClariVest International Stock Fund. As of December 31, 2020, ClariVest had approximately $3.4 billion of assets under management.

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Scout Investments, Inc. (“Scout”), 1201 Walnut Street, 21st Floor, Kansas City, MO 64106, serves as the sub-adviser to the Carillon Scout International Fund, Carillon Scout Mid Cap Fund, Carillon Scout Small Cap Fund, Carillon Reams Core Bond Fund, Carillon Reams Core Plus Bond Fund, and Carillon Reams Unconstrained Bond Fund. As of December 31, 2020, Scout had approximately $21.4 billion of assets under management and advisement. Scout’s Reams Asset Management division provides sub-advisory services to the Carillon Reams Core Bond Fund, Carillon Reams Core Plus Bond Fund, and Carillon Reams Unconstrained Bond Fund.

The funds currently operate in a multi-manager structure pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”). The order permits Carillon, subject to certain conditions, to enter into new or modified sub-advisory agreements with existing or new sub-advisers without the approval of fund shareholders, but subject to approval by the Board. Carillon has the ultimate responsibility for overseeing the funds’ sub-advisers and recommending their hiring, termination and replacement, subject to oversight by the Board. The order also grants Carillon and the funds relief with respect to the disclosure of the advisory fees paid to individual sub-advisers in various documents filed with the SEC and provided to shareholders. Pursuant to this relief, the funds may disclose the aggregate the aggregate fees payable to Carillon and wholly-owned sub-advisers and the aggregate fees payable to unaffiliated sub-advisers and sub-advisers affiliated with Carillon or RJF, other than wholly-owned sub-advisers.

If a fund relies on the order to hire a new sub-adviser, the fund will provide shareholders with certain information regarding the sub-adviser within 90 days of hiring the new sub-adviser, as required by the order.

In the future, Carillon may propose the addition of one or more additional sub-advisers, subject to approval by the Board and, if required by the 1940 Act, or any applicable exemptive relief, fund shareholders. The Prospectus will be supplemented if additional investment sub-advisers are retained or the contract with any existing sub-adviser is terminated.

Portfolio Managers

The following portfolio managers are responsible for the day-to-day management of the investment portfolio:

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Carillon ClariVest Capital Appreciation Fund – David J. Pavan, CFA®, C. Frank Feng, Ph.D., Ed Wagner, CFA® and Todd N. Wolter, CFA®, are Portfolio Co-Managers of the fund and are jointly and primarily responsible for the day-to-day management of the fund. Mr. Pavan, Dr. Feng, Mr. Wagner have been Portfolio Co-Managers of the fund since 2013. Mr. Pavan and Dr. Feng have served as portfolio managers at ClariVest since co-founding it in 2006. Mr. Wagner joined ClariVest in 2007 as a portfolio manager. Prior to forming ClariVest in 2006, Mr. Pavan and Dr. Feng were portfolio managers at Nicholas-Applegate Capital Management. Prior to joining ClariVest in 2007, Mr. Wagner was a business analyst at Advent Software. Mr. Wolter, Chief Investment Officer – U.S. and Alternative Strategies for ClariVest, provides strategic direction and oversight for the investment process used for the fund and has been a Portfolio Manager of the fund since February 2019. Mr. Wolter has served as Portfolio Manager at ClariVest since co-founding the firm in 2006.

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Carillon ClariVest International Stock Fund – David R. Vaughn, CFA®, Alex Turner, CFA®, and Priyanshu Mutreja, CFA®, are Portfolio Managers of the fund and are jointly and primarily responsible for the day-to-day management of the fund – Mr. Vaughn since its inception in 2013, Mr. Turner since 2015, and Mr. Mutreja since 2017. Mr. Vaughn has served as Portfolio Manager at ClariVest since co-founding it in 2006. Mr. Turner served as Assistant Portfolio Manager of the fund from its inception until 2015. Prior to joining ClariVest in 2008, Mr. Turner served as a Quantitative Analytic Specialist at FactSet Research Systems, Inc. Mr. Mutreja, was an Assistant Portfolio Manager of the fund from 2015 to 2017. Prior to joining ClariVest in 2009, Mr. Mutreja was an Associate Intern with Citigroup Global Capital Markets Inc. Gashi Zengeni, CFA®, has served as Assistant Portfolio Manager of the fund since April 2020 and has been jointly and primarily responsible for the day-today management of the fund since March 2021. Previously, Ms. Zengeni served as an Investment Analyst at ClariVest since 2015.

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Carillon Eagle Growth & Income Fund – David Blount, CFA®, CPA, Harald Hvideberg, CFA®, and Brad Erwin, CFA®, are Portfolio Managers of the fund and are jointly and primarily responsible for the day-to-day management of the fund. Mr. Blount has served as the fund’s Portfolio Manager since 2011. Mr. Hvideberg has served as the fund’s Portfolio Manager since 2014. Mr. Erwin has served as the fund’s Portfolio Manager since July 1, 2019. Mr. Blount joined Eagle in 1993, was a Senior Research Analyst at Eagle from 1999 through 2008 and has been a Portfolio Manager at Eagle since 2008. Prior to joining Eagle in 2014, Mr. Hvideberg served as Managing Director, Chief Investment Officer, and Portfolio Manager at Wood Asset Management from 2004 to 2014 and as Portfolio Manager at William R. Hough & Co. from 1999 to 2004. Mr. Erwin was previously with Eagle Asset Management from 2000 to 2007 and rejoined the firm in 2015. Mr. Erwin has been a Senior Research Analyst at Eagle since 2015.

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Carillon Eagle Mid Cap Growth Fund – Bert L. Boksen, CFA®, Eric Mintz, CFA®, and Christopher Sassouni, D.M.D. are Portfolio Managers of the fund and are jointly and primarily responsible for the day-to-day management of the fund – Mr. Boksen since the fund’s inception in 1998, Mr. Mintz since 2011 and Mr. Sassouni since September 2020. Mr. Boksen has been a Managing Director and Senior Vice President of Eagle since 1995. Previously, Mr. Mintz served as Assistant Portfolio Manager since 2008 and Senior Research Analyst since 2005. Previously, Mr. Sassouni served as Assistant Portfolio Manager of the fund and Vice President of Eagle since 2006.

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Carillon Eagle Small Cap Growth Fund – Bert L. Boksen, CFA®, Eric Mintz, CFA®, and Christopher Sassouni, D.M.D. are Portfolio Managers of the fund and are jointly and primarily responsible for the day-to-day management of the fund. Mr. Boksen has been responsible for the day-to-day management of a portion of the fund since 1995 and as of 2008, Mr. Boksen has been responsible for the day-to-day management of the entire fund. Mr. Boksen has been a Managing Director and Senior Vice President of Eagle since 1995. Mr. Mintz has been Portfolio Manager of the fund since 2011. Previously, Mr. Mintz served as Assistant Portfolio Manager since 2008 and Senior Research Analyst at Eagle since 2005. Mr. Sassouni has been Portfolio Manager of the fund since September 2020. Previously, Mr. Sassouni served as Assistant Portfolio Manager since 2015 and Vice President of Eagle since 2006.

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Carillon Scout International Fund – Michael D. Stack, CFA®, is the Lead Portfolio Manager of the fund and Angel M. Lupercio is Portfolio Co-Manager of the fund. Messrs. Stack and Lupercio are jointly and primarily responsible for the day-to-day management of the fund. Mr. Stack was Assistant Portfolio Manager of the fund’s predecessor from 2006 through 2007; Portfolio Co-Manager of the fund’s predecessor from 2012 through 2014; Co-Lead Portfolio Manager of the fund’s predecessor from March 2014 through December 2014; and Lead Portfolio Manager of the fund’s predecessor from 2015 to 2017. Mr. Lupercio served as Portfolio Co-Manager of the fund’s predecessor from 2015 to 2017. Mr. Stack has served as a portfolio manager at Scout since 2006. Prior to joining Scout, he was employed at Overseas Asset Management (Cayman) LTD from 2002-2004, U.S. Trust Company of New York from 1998-2001 and J&T Securities, Inc. from 1996-1997. Mr. Stack earned his Bachelor of Commerce from University College Dublin and an MBA in Finance from Columbia Business School in New York. Mr. Stack is a CFA® charterholder and a member of the CFA® Society Kansas City as well as the CFA® Institute. Mr. Lupercio joined Scout Investments in 2007, following previous employment at A.G. Edwards & Sons, Inc. from 2005-2007 and Bear Stearns from 2002-2005. Mr. Lupercio earned his Bachelor of Science in Business Administration from Rockhurst University and his MBA with a concentration in finance from the Olin Business School at Washington University in St. Louis. Mr. Lupercio is a member of the CFA® Society Kansas City.

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Carillon Scout Mid Cap Fund – G. Patrick Dunkerley, CFA®, is the Lead Portfolio Manager of the fund and Derek M. Smashey, CFA®, John A. Indellicate II, CFA® and Jason J. Votruba, CFA®, are Portfolio Co-Managers of the fund. Messrs. Dunkerley, Smashey, Indellicate and Votruba are jointly and primarily responsible for the day-to-day management of the fund. Mr. Dunkerley served as Lead Portfolio Manager of the fund’s predecessor and Mr. Smashey served as Portfolio Co-Manager of the fund’s predecessor from its inception in 2006 to 2017. Messrs. Indellicate and Votruba served as Portfolio Co-Managers of the fund’s predecessor from 2011 and 2013, respectively, to 2017. Mr. Dunkerley joined Scout in 2006, following previous employment at Victory Capital Management from 2001-2006, where he served as an assistant portfolio manager, and subsequently as chief investment officer of mid cap core equity and as the lead portfolio manager of a mid cap mutual fund and mid cap separate accounts. Mr. Dunkerley earned his Bachelor of Science in Business Administration from the University of Missouri and his MBA from Golden Gate University. Mr. Dunkerley is a CFA® charterholder and a member of the CFA® Society Kansas City as well as the CFA® Institute. Mr. Smashey joined Scout in 2006, following previous employment at Nations Media Partners, Inc. from 2003-2006, where he served as an associate director, and Sprint Corporation from 2000-2003 where he served as Internal Consultant. Mr. Smashey earned his Bachelor of Science in Finance from Northwest Missouri State University and his MBA from the University of Kansas. Mr. Smashey is a CFA® charterholder and a member of the CFA® Society Kansas City as well as the CFA® Institute. Mr. Indellicate joined Scout Investments in 2004 and has since served as a quantitative analyst and a securities analyst. He earned his Bachelor of Arts in Economics from Harvard University. Mr. Indellicate is a CFA® charterholder and a member of the CFA® Society Kansas City as well as the CFA® Institute. Previously, Mr. Votruba served as a portfolio manager of the Carillon Scout Small Cap Fund since he joined Scout in 2002. Prior to joining Scout, Mr. Votruba provided investment advice at George K. Baum & Company from 2000-2002 and Commerce Bank from 1998-2000. Mr. Votruba earned his Bachelor of Science in Business Administration from Kansas State University. He is a CFA® charterholder and a member of the CFA® Society Kansas City as well as the CFA® Institute.

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Carillon Scout Small Cap Fund – James R. McBride, CFA®, is the Lead Portfolio Manager of the fund and Timothy L. Miller, CFA® is Portfolio Co-Manager of the fund. Messrs. McBride and Miller are jointly and primarily responsible for the day-to-day management of the fund. Mr. McBride was Portfolio Co-Manager of the fund’s predecessor from 2010 through 2015 and served as Lead Portfolio Manager of the fund’s predecessor from 2015 to 2017. Mr. Miller served as Portfolio Co-Manager of the fund’s predecessor from 2013 to 2017. Mr. McBride joined Scout in 2009. Prior to joining Scout, Mr. McBride co-founded and served as Vice President/portfolio manager of TrendStar Advisors, LLC from 2003-2009. Mr. McBride was also previously employed by Kornitzer Capital Management, Inc. as a Vice President and research analyst from 2000 until he left to co-found TrendStar Advisors, LLC in 2003. Prior to joining Kornitzer Capital, Mr. McBride served in a number of increasingly responsible positions with Hewlett-Packard and subsidiary companies of Hewlett-Packard from 1989-2000. Mr. McBride earned a Bachelor of Science, with honors, in Mechanical Engineering from Wichita State University and an MBA in Finance from Indiana University. Mr. McBride is also a graduate of the General Electric Manufacturing Management Program for Manufacturing Engineers. He is a CFA® charterholder and a member of the CFA® Society Kansas City as well as the CFA® Institute. Previously, Mr. Miller served as a senior investment analyst for Scout’s domestic equity strategies since he joined Scout in 2012. Prior to joining Scout, Mr. Miller served as a senior investment analyst for American Century Investments from 2007-2012. Mr. Miller’s investment experience also includes employment at Insight Capital Research & Management, C.E. Unterberg Towbin, and Banc of America Securities. Mr. Miller earned his MBA in Finance from Indiana University and his Bachelor of Arts in Economics from UCLA. He is a CFA® charterholder and a member of the CFA® Society Kansas City as well as the CFA® Institute.

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Carillon Reams Core Bond Fund, Carillon Reams Core Plus Bond Fund, and Carillon Reams Unconstrained Bond Fund – Mark M. Egan, CFA®, has served as the Lead Portfolio Manager of each fund and Todd C. Thompson, CFA®, Stephen T. Vincent, CFA® and Clark W. Holland, CFA®, have served as Portfolio Co-Managers of each fund since each fund’s inception in 2017. Jason J. Hoyer, CFA®, has served as Portfolio Co-Manager of each fund since April 2018. Effective March 5, 2021, Tilak “Dimitri” Silva, CFA®, will become a Portfolio Co-Manager of each fund. Messrs. Egan, Thompson, Vincent, Holland, and Hoyer are, and Mr. Silva will be, jointly and primarily responsible for the day-to-day management of each fund. Mr. Egan served as the Lead Portfolio Manager of the Carillon Reams Core Bond Fund’s predecessor and Mr. Thompson served as Portfolio Co-Managers of the Carillon Reams Core

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Bond Fund’s predecessor from its inception in 2001 to 2017. Messrs. Vincent and Holland served as Portfolio Co-Managers of the Carillon Reams Core Bond Fund’s predecessor from 2009 and 2014, respectively, to 2017. Mr. Egan served as Lead Portfolio Manager of the Carillon Reams Core Plus Bond Fund’s predecessor from its inception in 1996 to 2017. Messrs. Thompson, Vincent and Holland served as Portfolio Co-Managers of the Carillon Reams Core Plus Bond Fund’s predecessor from 2000, 2001, 2009 and 2014, respectively, to 2017. Mr. Egan served as Lead Portfolio Manager of the Carillon Reams Unconstrained Bond Fund’s predecessor and Messrs. Thompson and Vincent served as Portfolio Co-Managers of the Carillon Reams Unconstrained Bond Fund’s predecessor from its inception in 2011 to 2017. Mr. Holland served as Portfolio Co-Manager of the Carillon Reams Unconstrained Bond Fund’s predecessor from 2014 to 2017.

Mr. Egan joined Scout in 2010. He oversees the entire fixed income division of Scout, Reams Asset Management, and retains oversight over all investment decisions. Mr. Egan was a portfolio manager of Reams Asset Management Company, LLC (“Reams”) from 1994 until 2010 and was a portfolio manager of Reams Asset Management Company, Inc. from 1990 until 1994. Mr. Egan was a portfolio manager of National Investment Services until 1990. He is a CFA® charterholder and a member of the CFA® Institute.

Mr. Thompson joined Scout in 2010. He was a portfolio manager at Reams from 2001 until 2010. Mr. Thompson was a portfolio manager at Conseco Capital Management from 1999 until June 2001 and was a portfolio manager at the Ohio Public Employees Retirement System from 1994 until 1999. He is a CFA® charterholder and a member of the CFA® Institute.

Mr. Vincent joined Scout in 2010. He was a portfolio manager at Reams from 2005 until 2010. Mr. Vincent was a senior fixed income analyst at Reams from 1994 to 2005. He is a CFA® charterholder and a member of the CFA® Institute.

Mr. Holland joined Scout in 2010 and became a portfolio manager in 2014. He was a portfolio analyst at Scout from 2010 until 2014 and at Reams from 2002 until 2010. Prior to joining the firm, Mr. Holland was a portfolio manager and investment product specialist at Wells Fargo Investment Management Group. He is a CFA® charterholder and a member of the CFA® Institute.

Mr. Hoyer joined Scout in 2015 as a fixed income credit analyst and became a portfolio manager in April 2018. Prior to joining Reams, the fixed income division of Scout, in 2015, Mr. Hoyer was a senior credit analyst at 40 | 86 Advisors and a director in the research department at Fiduciary Management Associates. He is a CFA® charterholder and a member of the CFA® Institute.

Mr. Silva will join Scout in March 2021 as a portfolio manager. Prior to joining the firm, Mr. Silva was a portfolio manager at AllianceBerstein, L.P., since 2013 and lead portfolio manager since 2018. He is a CFA® charterholder and a member of the CFA® Institute.

Additional information about portfolio manager compensation, other accounts managed by the portfolio managers, and portfolio manager ownership of fund shares is found in the Statement of Additional Information (“SAI”).

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Distributor

Carillon Fund Distributors, Inc. (“Distributor”), a subsidiary of Eagle Asset Management, Inc., serves as the distributor of the Funds. The Distributor may compensate other broker-dealers to promote sales of fund shares. The Distributor’s role is that of an underwriter and it serves only as an agent for accepting shareholder instructions and does not maintain brokerage accounts for any shareholders.

Rule 12b-1 Distribution Plan

Each fund has adopted a distribution plan for each share class under Rule 12b-1. The distribution plans allow a fund to pay distribution and service fees for the sale of shares and for services provided to shareholders. Because these fees are paid out of a fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Under the Funds’ distribution plans, each fund is authorized to pay a maximum distribution and service fee of up to 0.35% of average daily assets on Class A shares, except for the Capital Appreciation Fund and the Growth & Income Fund which are authorized to pay a maximum distribution and service fee of up to 0.50% of average daily assets on Class A shares. Each fund’s Board of Trustees has approved a current fee of 0.25% on Class A shares. Also, under the Funds’ distribution plans, each fund is authorized to pay a maximum distribution and service fee of up to 1.00% of average daily net assets on Class C shares, 0.25% of average daily net assets on Class Y shares and 0.50% of average daily net assets on Class R-3 shares. Each fund’s Board has approved current fees of 1.00% on Class C shares, 0.25% on Class Y shares and 0.50% on Class R-3 shares, respectively.

The Funds currently do not incur any direct distribution expenses related to Class I, Class R-5 or Class R-6 shares. However, Carillon or any third party may make payments for the sale and distribution of Class I, Class R-5 or Class R-6 shares from its own resources.

Payments to Financial Intermediaries

Carillon, the Distributor or one or more of their corporate affiliates (“Affiliate” or “Affiliates”) make cash payments or waive or reimburse costs to financial intermediaries in connection with the promotion and sale of shares of the Funds. Carillon or the Distributor also make cash payments or waive or reimburse costs to one or more of its Affiliates. Cash payments, waivers or reimbursements include cash revenue sharing payments and other payments for certain administrative services, transaction processing services and certain other marketing support services. Carillon or its Affiliates make these payments from their own resources, not out of fund assets (i.e., without additional cost to the Funds or their shareholders), and the Distributor generally makes such payments from the retention of underwriting concessions or 12b-1 fees. The Board, Carillon or its Affiliates may terminate or suspend payments or waivers or reimbursements of costs at any time. In this context, the term “financial intermediaries” includes any broker, dealer, bank (including bank trust departments), trust company, registered investment adviser, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration, trust processing or similar agreement with Carillon, the Distributor and/or an Affiliate.

Carillon or its Affiliates make revenue sharing payments as incentives to certain financial intermediaries to promote and sell shares of the Funds. Revenue sharing arrangements are not financed by the Funds, and thus, do not result in increased fund expenses. Carillon and its Affiliates make these payments out of their own resources, including from the profits derived from management or other fees received from the Funds. The benefits that Carillon and its Affiliates receive when these payments are made include, among other things, placing the Funds on the financial adviser’s fund sales system, possibly placing the Funds on the financial intermediary’s preferred or recommended fund list, and access (in some cases on a preferential basis over other competitors) to individual members of the financial intermediary’s sales force or to the financial intermediary’s management. Revenue sharing payments are sometimes referred to as “shelf space” payments because the payments compensate the financial intermediary for including the Funds in its fund sales system (on its “sales shelf”). Carillon and its Affiliates compensate financial intermediaries differently depending on the level and/or type of considerations provided by the financial intermediary. The revenue sharing payments Carillon or its Affiliates make may be calculated on the average daily net assets of the applicable Funds attributable to that particular financial intermediary (“Asset-Based Payments”). Asset-Based Payments primarily create incentives to retain previously sold shares of the Funds in investor accounts. The revenue sharing payments Carillon or its Affiliates make may be also calculated on sales of new shares in the Funds attributable to a particular financial intermediary (“Sales-Based Payments”). Sales-Based Payments may create incentives for the financial intermediary to, among other things, sell more shares of a particular fund or to switch investments between funds frequently.

Carillon or its Affiliates also make other payments to certain financial intermediaries for processing certain transactions or account maintenance activities (such as processing purchases, redemptions or exchanges, cash sweep payments, or producing customer account statements) or for providing certain other marketing support services (such as financial assistance for conferences, seminars or sales or training programs at which Carillon’s or its Affiliates’ personnel may make presentations on the Funds to the financial intermediary’s sales force and clients). Financial intermediaries may earn profits on these payments for these services, since the amount of the payment may exceed the cost of providing the service. Certain of these payments are subject to limitations under applicable law. An Affiliate also makes payments to financial intermediaries for these services, to the extent that these services replace services that would

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otherwise be provided by the Funds’ transfer agent or otherwise would be a direct obligation of the Funds. The Funds, subject to limits authorized by the Board, reimburse the Affiliate for these payments as transfer agent out-of-pocket expenses.

Payments from Carillon or its Affiliates to financial intermediaries may also include the payment or reimbursement of all or a portion of “ticket charges.” Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of the funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Payments made with respect to certain classes of shares may create an incentive for an intermediary to promote or favor certain share classes of the funds.

Carillon and its Affiliates are motivated to make the payments described above since they promote the sale of fund shares and the retention of those investments by clients of financial intermediaries. To the extent financial intermediaries sell more shares of the Funds or retain shares of the Funds in their clients’ accounts, Carillon and its Affiliates benefit from the incremental management and other fees paid to Carillon and its Affiliates by the Funds with respect to those assets.

In certain cases, these payments could be significant to the financial intermediary. Your financial intermediary may charge you additional fees and/or commissions other than those disclosed in this Prospectus. You can ask your financial intermediary about any payments it receives from Carillon or its Affiliates or the Funds, as well as about fees and/or commissions it charges.

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Your Investment

Choosing a Share Class

Each fund offers Class A, Class C, Class I, Class Y, Class R-3, Class R-5 and Class R-6 shares. Each class of shares represents an investment in the same portfolio of securities, but each class has a different combination of purchase restrictions, sales charges and ongoing fees allowing you to choose the class that best meets your needs. Some factors you might consider when choosing a share class include:

•	the length of time you expect to own the shares;

•	how much you intend to invest;

•	total expenses associated with owning shares of each class;

•	whether you qualify for any reduction or waiver of sales charges;

•	whether you plan to take any distributions in the near future; and

•	the availability of the share classes.

You should read this section carefully to determine which class of shares is best for you and discuss your selection with your financial adviser. The following sections explain the sales charges or other fees you may pay when investing in each class.

Class A Shares

You may purchase Class A shares at the “offering price,” which is a price equal to their NAV, plus a sales charge imposed at the time of purchase. Class A shares currently are subject to ongoing distribution and service (Rule 12b-1) fees equal to 0.25% of their average daily net assets. If you choose to invest in Class A shares, you will pay a sales charge at the time of each purchase. The table below shows the charges both as a percentage of offering price and as a percentage of the amount you invest. Because of rounding of the calculation in determining the sales charges, you may pay more or less than what is shown in the tables below. If you invest more, the sales charge will be lower.

	Sales Charge for Equity Funds:

Your Investment in Equity Funds	Sales Charge as a percentage of Offering Price (a)	Sales Charge as a percentage of Your Investment (a)	Dealer Concession as % of offering price (b)
Less than $25,000	4.75%	4.99%	4.25%
$25,000-$49,999.99	4.25%	4.44%	3.75%
$50,000-$99,999.99	3.75%	3.90%	3.25%
$100,000-$249,999.99	3.25%	3.36%	2.75%

$250,000-$499,999.99	2.50%	2.56%	2.00%
$500,000-$999,999.99	1.50%	1.52%	1.25%

$1,000,000 and over	0.00%	0.00%	See “Sales Charge Waiver” section

	Sales Charge for Fixed Income Funds:

Your Investment in fixed income funds	Sales Charge as a percentage of Offering Price (a)	Sales Charge as a percentage of Your Investment (a)	Dealer Concession as % of offering price (b)
Less than $25,000	3.75%	3.99%	3.25%
$25,000-$49,999.99	3.25%	3.44%	2.75%
$50,000-$99,999.99	2.75%	2.90%	2.25%
$100,000-$249,999.99	2.25%	2.36%	1.75%

$250,000-$499,999.99	1.50%	1.56%	1.00%
$500,000-$999,999.99	0.50%	0.52%	0.25%

$1,000,000 and over	0.00%	0.00%	See “Sales Charge Waiver” section

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(a) As a result of rounding, the actual sales charge for a transaction may be higher or lower than the sales charges listed.

(b) During certain periods, the Distributor may pay 100% of the sales charge to participating dealers. Otherwise, it will pay the dealer concession shown above.

Sales Charge Reductions

To receive a reduction or waiver in your Class A initial sales charge, you must advise your financial adviser or the funds of your eligibility at the time of purchase. If you or your financial adviser does not let the funds know that you are eligible for a reduction, you may not receive a sales charge discount to which you are otherwise entitled. In order to determine your eligibility to receive a sales charge discount, it may be necessary for you or your financial adviser to provide the funds with information and records (including account statements) of all relevant accounts invested in the funds. To have your Class A or Class C contingent deferred sales charge waived, you or your financial adviser must let the funds know at the time you redeem shares that you qualify for such a waiver.

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts.

The funds offer programs designed to reduce your Class A sales charges as described in the preceding schedule. For purposes of calculating your sales charge, you can combine purchases of Class A and Class C shares for all mutual funds managed by the Manager in the account owner relationships listed below.

•

Accounts owned by you, your spouse or minor children, including trust or other fiduciary accounts in which you, your spouse or minor children are the beneficiary. This includes sole proprietor business accounts;

•	Accounts opened under a single trust agreement – including those with multiple beneficiaries;

•	Purchases made by a qualified retirement or employee benefit plan of a single employer; and

•	Purchases made by a company, provided the company is not in existence solely for purchasing investment company shares.

Rights of accumulation | You may combine your new purchase of Class A shares with the Class A and Class C shares currently owned for the purpose of qualifying for the lower sales charge rates that apply to larger purchases. The applicable sales charge for the new purchase is based on the total of your current purchase and the value based on the NAV at the close of business on the previous day of all other shares you own. For example, if you previously purchased $20,000 of a mutual fund managed by the Manager and made a subsequent investment of $10,000 in Class A shares, a sales charge discount would be applied to the $10,000 investment.

Letter of intent | You may combine Class A and Class C share purchases of any fund managed by the Manager over a 13-month period and receive the same sales charge as if all shares had been purchased at once by signing a Letter of Intent (“LOI”). You must inform your financial adviser or the funds that you have an LOI each time you make an investment. Shares purchased within 90 days of the date you sign the LOI may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date. If you fail to make an investment sufficient to meet the intended investment within the 13-month period, the difference in Class A sales charges will be charged to your account. Purchases resulting from the reinvestment of dividends and other distributions do not apply toward fulfillment of the LOI. Shares equal to 4.75% of the amount of the LOI will be held in escrow during the 13-month period. If, at the end of that time the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the LOI not been in effect. This amount will be obtained from redemption of the escrow shares. Any remaining escrow shares will be released to you.

SIMPLE IRA | By investing in a SIMPLE IRA plan you and all plan participants will receive a reduced Class A sales charge on all plan contributions that exceed quantity discount amounts. SIMPLE IRA plan accounts are not eligible to be counted under a rights of accumulation or LOI sales charge reduction or waiver with accounts other than accounts in the SIMPLE IRA plan unless approved by the Manager.

Sales charge waiver | Class A shares may be purchased at NAV without any sales charge by:

•

The Manager, its affiliates, directors, officers and employees; Trustees and directors of any affiliate of the Manager; any mutual fund managed by the Manager and current and retired officers and Trustees of a fund; the sub-adviser of any mutual fund managed by the Manager and its current directors, officers and employees; employees and registered financial advisers of broker-dealers that have selling arrangements with the funds’ Distributor; directors, officers and employees of banks and trust companies that are party to agency agreements with the Distributor; all such persons’ immediate relatives (spouse, parents, siblings, children – including in-law relationships) and beneficial accounts;

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•

Investors who participate in certain wrap fee investment programs or certain retirement programs sponsored by broker-dealers or other service organizations which have entered into service agreements with the Manager or the Distributor. Such programs generally have other fees and expenses, so you should read any materials provided by that organization; and

•

Investors who participate in self-directed investment accounts offered by financial intermediaries who have entered into a selling agreement with the funds’ Distributor. Financial intermediaries offering self-directed accounts may or may not charge a transaction fee to their customers, so you should read any materials provided by those financial intermediaries.

Ameriprise Financial, Inc. (“Ameriprise”)

Effective January 15, 2021, shareholders purchasing fund shares through an Ameriprise Financial brokerage account are eligible for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in these funds’ prospectus or SAI. The following information applies to Class A shares purchases if you have an account with or otherwise purchase fund shares through Ameriprise Financial:

Front-End Sales Charge Waivers on Class A Shares available at Ameriprise

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs;

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family);
•

Shares exchanged from Class C shares of the same fund in the month of or following the 7-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares or conversion of Class C shares following a shorter holding period, that waiver will apply;

•	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members;
•

Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant; and

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

Robert W. Baird & Co. (“Baird”)

Effective June 15, 2020, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI.

Front-End Sales Charge Waivers on Investors A-shares available at Baird

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund;
•	Shares purchased by employees and registered representatives of Baird or its affiliate and their family members as designated by Baird;
•

Shares purchased using the proceeds of redemptions from within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement);

•

A shareholder in the funds’ Investor C Shares will have their shares converted at net asset value to Investor A shares of the same fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird; and

•

Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

CDSC Waivers on Investor A and C shares Available at Baird

•	Shares sold due to death or disability of the shareholder;
•	Shares sold as part of a systematic withdrawal plan as described in the funds’ Prospectus;

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•	Shares bought due to returns of excess contributions from an IRA Account;
•

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the funds’ prospectus;

•	Shares sold to pay Baird fees but only if the transaction is initiated by Baird; and
•	Shares acquired through a right of reinstatement.

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulation

•	Breakpoints as described in this prospectus;
•

Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets; and

•	Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of fund family assets through Baird, over a 13-month period of time.

Janney Montgomery Scott LLC (“Janney”)

Effective May 1, 2020, if you purchase fund shares through a Janney brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.

Front-end sales charge* waivers on Class A shares available at Janney

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family);
•	Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney;
•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement);

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans; and

•

Shares acquired through a right of reinstatement; and Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.

CDSC waivers on Class A and C shares available at Janney

•	Shares sold upon the death or disability of the shareholder;
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus;
•	Shares purchased in connection with a return of excess contributions from an IRA account;
•

Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations;

•	Shares sold to pay Janney fees but only if the transaction is initiated by Janney;
•	Shares acquired through a right of reinstatement; and
•	Shares exchanged into the same share class of a different fund.

Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent

•	Breakpoints as described in the fund’s Prospectus;
•

Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets; and

•

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

*Also referred to as an “initial sales charge.”

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Merrill Lynch

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts.

Shareholders purchasing fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this funds’ prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

•

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan;

•	Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents);
•	Shares purchased through a Merrill Lynch affiliated investment advisory program;
•

Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers;

•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform;
•	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family);
•	Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers;
•	Employees and registered representatives of Merrill Lynch or its affiliates and their family members;
•	Directors or Trustees of the fund, and employees of the fund’s investment adviser or any of its affiliates, as described in this prospectus; and
•

Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement.

CDSC Waivers on A, B and C Shares available at Merrill Lynch

•	Death or disability of the shareholder;
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus;
•	Return of excess contributions from an IRA Account;
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code;
•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch;
•	Shares acquired through a right of reinstatement;
•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only); and
•

Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers.

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in this prospectus;
•

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets; and

•	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable).

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Morgan Stanley Wealth Management

Shareholders purchasing fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this fund’s Prospectus or SAI:

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans;

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules;
•	Shares purchased through reinvestment of dividends and other distributions when purchasing shares of the same fund;
•	Shares purchased through a Morgan Stanley self-directed brokerage account;
•

Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program; and

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Oppenheimer & Co. Inc. (“OPCO”)

Effective June 15, 2020, shareholders purchasing fund shares through an OPCO platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at OPCO

•

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan;

•	Shares purchased by or through a 529 Plan;
•	Shares purchased through a OPCO affiliated investment advisory program;
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family);
•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement);

•

A shareholder in the fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO;

•	Employees and registered representatives of OPCO or its affiliates and their family members; and
•	Directors or Trustees of the fund, and employees of the fund’s investment adviser or any of its affiliates, as described in this prospectus.

CDSC Waivers on A, B and C Shares available at OPCO

•	Death or disability of the shareholder;
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus;
•	Return of excess contributions from an IRA Account;
•

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the prospectus;

•	Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO; and
•	Shares acquired through a right of reinstatement.

Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in this prospectus; and

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•

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)

Shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the funds’ prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James

•	Shares purchased in an investment advisory program;
•	Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions;
•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James;
•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement); and

•

A shareholder in the fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A, B and C shares available at Raymond James

•	Death or disability of the shareholder;
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus;
•	Return of excess contributions from an IRA Account;
•

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus;

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James; and
•	Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, and/or rights of accumulation

•	Breakpoints as described in this prospectus;
•

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets; and

•

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Stifel, Nicolaus & Company, Incorporated (“Stifel”)

Effective July 1, 2020, shareholders purchasing fund shares through a Stifel platform or account or who own shares for which Stifel or an affiliate is the broker-dealer of record are eligible for the following additional sales charge waiver.

Front-end Sales Load Waiver on Class A Shares

•	Class C shares that have been held for more than seven (7) years will be converted to Class A shares of the same fund pursuant to Stifel’s policies and procedures; and
•	All other sales charge waivers and reductions described elsewhere in the fund’s Prospectus or SAI still apply.

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Class A shares are offered at NAV without any sales charge to these persons and organizations due to anticipated economies in sales effort and expense.

Investments of $1,000,000 or more in Class A shares | Carillon, the Distributor or one or more of their Affiliates may pay a one-time up-front sales concession from its own resources to broker-dealers and financial intermediaries for purchases of Class A shares of $1,000,000 or more according to the following schedule: 0.80% of purchases between $1 million and $2.5 million, 0.60% of purchases between $2.5 million and $5 million, 0.35% of purchases between $5 million and $8 million, 0.25% of purchases between $8 million and $15 million and 0.15% of purchases over $15 million.

Any purchase for which the one-time sales concession was paid will be subject to a CDSC payable by you based on the lower of the cost of the shares being redeemed or their NAV at the time of redemption. If shares are held for up to 6 months there will be a CDSC of 1.00%, and if the shares are held for 6 to 18 months there will be a CDSC of 0.75%. Please note that some qualified retirement plans restrict the payment of a CDSC, therefore no sales concessions shall be paid with respect to such plans. Qualified retirement plans should consider purchasing Class I or Class R shares which do not have a CDSC. The Manager reserves the right to alter or change the finder’s fee policy at any time at its own discretion.

More information concerning sales charges and related reductions and waivers can be found in the SAI and, free of charge, on our website, carillontower.com.

Class C Shares

You may purchase Class C shares at NAV with no initial sales charge. As a result, the entire amount of your purchase is invested immediately. However, if you sell the shares less than one year after purchase, you will pay a 1% CDSC at the time of sale. Class C shares are subject to ongoing Rule 12b-1 fees of up to 1% of their average daily net assets. Class C shares will automatically convert to Class A Shares for all purchases that have surpassed their 8-year anniversary date. Your financial intermediary may have a conversion policy that will automatically convert your shares sooner than 8 years. With respect to Class C shares, you should consult with your financial adviser as to the suitability of such an investment for you.

Application of CDSC

The CDSC for Class A shares and Class C Shares is calculated based upon the original purchase cost or the current market value of the shares being sold, whichever is less. Because of rounding of the calculation in determining the CDSC, you may pay more or less than the indicated rate. Your CDSC holding period is based upon the anniversary of your purchase.

To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these to meet your request, we will sell those shares that have been held the longest. There is no CDSC on shares acquired through reinvestment of dividends or other distributions. However, any period of time you held shares of a money market fund managed or offered by the Manager will not be counted for purposes of calculating the CDSC.

To receive a reduction or waiver in your Class A and Class C CDSC, you must advise your financial adviser or the transfer agent of your eligibility at the time of purchase.

The CDSC for Class A shares and Class C shares is generally waived if the shares are sold:

•	To make certain distributions from retirement plans;
•	Because of shareholder death or disability (including shareholders who own shares in joint tenancy with a spouse);
•	To make payments through certain sales from a Systematic Withdrawal Plan of up to 12% annually of the account balance at the beginning of the plan; or
•	Due to involuntary redemptions by a fund as a result of your account not meeting the minimum balance requirements, the termination and liquidation of a fund, or other actions.

Effective April 10, 2017 shareholders purchasing fund shares through a Merrill Lynch platform or account will be eligible only for the following CDSC waivers on Class A shares and Class C shares, which may differ from those disclosed elsewhere in this Prospectus or the SAI:

•	Death or disability of the shareholder;
•	Shares sold as part of a systematic withdrawal plan as described in this Prospectus;
•	Return of excess contributions from an IRA;
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code;
•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch;

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•	Shares acquired through a right of reinstatement; and
•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a fee based account or platform (applicable to A and C shares only).

Reinstatement Privilege

If you sell Class A or Class C shares of a mutual fund managed by the Manager, you may reinvest some or all of the sales proceeds up to 90 calendar days later in the same class of any mutual fund managed by the Manager within any account eligible to be linked for rights of accumulation without incurring additional sales charges. If you paid a CDSC, the reinvested shares will have no holding period requirement. You must notify the Manager and your financial adviser at the time of investment if you decide to exercise this privilege.

Investing in Class A shares and Class C shares

The minimum investment in A shares and C shares is:

Type of account	Initial investment	Subsequent investment
Regular account	$1,000	No minimum
Periodic investment program	$50	$50 per month
Retirement account	$500	No minimum

A fund may waive these minimum requirements at its discretion. Contact the funds or your financial adviser for further information.

Class I Shares

Class I shares are available to individual investors and qualified institutions with a minimum investment of $10,000. A fund may waive this minimum amount at its discretion. Qualified institutions include corporations, banks, insurance companies, endowments, foundations and trusts.

Class I shares are also available to investors purchasing through a financial intermediary within a “wrap,” asset allocation or other fee based advisory program (“Fee Based Program”), provided that the Fee Based Program sponsor has selected this class of shares as an acceptable investment for this Fee Based Program and entered into a distribution arrangement with the Distributor for the Fee Based Program. For wrap accounts, minimum investments for initial and subsequent purchases are set by the Fee Based Program sponsor. You must contact your intermediary to purchase Class I shares in this manner.

Class I shares have no initial sales charge, deferred sales charge or 12b-1 fees. Class I shares may be available on brokerage platforms of firms that have agreements with the funds’ principal underwriter to offer such shares solely when acting as an agent for the investor. An investor transacting in the Class I shares through such a firm may be required to pay a commission and/or other forms of compensation to the financial intermediary in an amount determined and separately disclosed to the investor by the financial intermediary. Because the funds are not parties to any such commission arrangement between you and your financial intermediary, any purchases and redemptions of Class I shares will be made at the applicable net asset value (before imposition of the sales commission). Any such commissions charged by a financial intermediary are not reflected in the fees and expenses listed in the “Fees and Expenses of the Fund” section of the Fund Summary for each applicable fund nor are they reflected in the performance information shown in the prospectus for the funds because they are not charged by the funds. Each fund also offers other share classes with different fees and expenses.

Class Y Shares

Class Y shares are available to individual investors. In Class Y shares, the minimum purchase amount is $1,000 for regular accounts, $100 for retirement accounts and $100 through a periodic investment program, with a minimum subsequent investment plan of $50 per month.

Class Y shares have no initial sales charge or deferred sales charge. Class Y shares are subject to ongoing Rule 12b-1 fees of up to 0.25% of their average daily net assets.

Class R-3, R-5 and R-6 Shares

Class R-3, R-5 and R-6 shares generally are available only to eligible employer retirement and benefit plans, including 401(k) plans, 403(b) plans, 457 plans, profit-sharing and money purchase plans, defined benefit plans, nonqualified deferred compensation plans, certain voluntary employee benefit association

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and post-retirement benefit plans (“Retirement and Benefit Plans”) and Health Savings Accounts. Class R-3, R-5 and R-6 shares are not available to retail non-retirement accounts, traditional and Roth IRAs, SIMPLE IRAs, SEPs, SARSEPs, Coverdell education savings accounts or individual 401(k) or 403(b) plans.

Purchases may be made through plans in which the employer, plan sponsor or other administrator (“Plan Administrator”) has entered into an agreement with the Distributor. Class R-3, R-5 and R-6 shares also are generally only available to plans in which the Plan Administrator or other intermediary opens an omnibus account on the books of the fund. Plan participants should contact the Plan Administrator to consider purchasing these shares. Initial and subsequent purchase minimums for individual plan participants are determined by your Plan Administrator. The Plan Administrator will transmit purchase and redemption requests to the funds and may charge its plan participants a fee for this service.

Class R-3, R-5 and R-6 shares have no initial sales charge or deferred sales charge. Class R-3 shares are subject to ongoing Rule 12b-1 fees of up to 0.50% of their average daily net assets. Class R-5 and R-6 have no 12b-1 fees. Class R-5 and R-6 shares generally are available only to Retirement and Benefit Plans that have $1,000,000 or more in plan assets invested in either Class R-5 or R-6 shares of the fund family. A fund at its discretion may waive this minimum amount.

How To Invest

Once you have chosen a share class, the next step is to determine the amount you wish to invest. There are several ways to invest, although the availability of these services may be limited by your financial adviser or institution.

For shares managed by a Plan Administrator, please contact the Plan Administrator to place a purchase request.

Through your financial adviser | You may invest in a fund by contacting your financial adviser. Your financial adviser can help you open a new account, review your financial needs and formulate long-term investment goals and objectives. Your financial adviser or broker will transmit your request to the fund and may charge you a fee for this service. Your broker may also designate other intermediaries to receive orders on the fund’s behalf. Availability of these options may be limited by your financial adviser or institution.

By mail | You may invest in a fund by completing and signing an account application from your financial adviser, through our website, carillontower.com, or by telephone (800.421.4184). Indicate the fund, the class of shares and the amount you wish to invest. If you do not specify a share class, we will automatically choose Class A shares, which include a front-end sales charge. Checks must be in U.S. dollars drawn on an account at a U.S. bank and made payable to the specific fund and class being purchased. The funds will not accept payment in cash or money orders. The funds also do not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. The funds are unable to accept post-dated checks or any conditional order or payment. Mail the application and your payment to:

Regular mail Carillon Family of Funds c/o U.S. Bank Global Fund Services P.O. Box 701 Milwaukee, WI 53201-0701	Overnight delivery Carillon Family of Funds c/o U.S. Bank Global Fund Services 615 East Michigan Street, Third Floor Milwaukee, WI 53202-5207

Note: The funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the funds. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

The transfer agent will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the funds, for any payment that is returned. It is the policy of the funds not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The funds reserve the right to reject any application.

By telephone | You can make additional purchases by telephone by calling (800.421.4184). You must have banking information established on your account prior to making a purchase. Your bank account must be in the same name as your Carillon account. This method cannot be used to open a new account. Your first telephone purchase can occur no earlier than 7 business days after the account was opened. During periods of high market activity, shareholders may encounter higher than usual call wait times. Please allow sufficient time to place your telephone transaction. Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the New York Stock Exchange (“NYSE”) (generally, 4:00 p.m., Eastern Time).

Through our website | You can make additional purchases through our website, carillontower.com. You must have banking information established on your account prior to making a purchase. Your bank account must be in the same name as your Carillon account. This method cannot be used to open a new

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account. Once an online transaction has been placed, it cannot be canceled or modified. Online trades must be received by or prior to the close of regular trading on the NYSE, which is typically 4:00 p.m. ET.

By periodic investment program | We offer several plans to allow you to make regular, automatic investments into a fund. You determine the amount and frequency of your investments. You can terminate your plan at any time. Any request to change or terminate your periodic investment program should be submitted to the transfer agent at least 5 days prior to the effective date. Availability of these plans may be limited by your financial adviser or institution and by the share class.

•

From Your Bank Account — You may instruct us to transfer funds from a specific bank checking or savings account to your account. This service is only available in instances in which the transfer can be effected by automated clearinghouse transfer (“ACH”). Complete the appropriate sections of the account application or the Account Options form to activate this service. If your bank rejects your payment, the funds’ transfer agent will charge a $25 fee to your account. The funds reserve the right to cancel an automatic investment program if payment from your bank is rejected for two consecutive periods or if you make regular withdrawals from your account without maintaining the minimum balance.

•

Automatic Exchange — You may make automatic regular exchanges between two or more mutual funds managed or offered by the Manager. These exchanges are subject to the exchange requirements discussed below.

The intent of these plans is to encourage you to increase your account balance to a fund’s minimum investment. If you discontinue any of these plans, or make regular withdrawals from your account without maintaining the minimum balance, we may require you to buy more shares to keep your account open or we may close your accounts.

By direct deposit | For Class A shares, Class C shares, Class I shares and Class Y shares, you may instruct your employer, insurance company, the federal government or other organization to direct all or part of the payments you receive to your account. All payments from the federal government, including payroll, pension, Social Security, and income tax refunds are eligible for this service. The following information must be provided to the payor in the enrollment process:

U.S. Bank NA

Milwaukee, WI

ABA# 075000022

Depositor #88- _ _ _ _ -0- _ _ _ _ _ _ _ _ _ _

                Fund Number        Account Number

The account must be designated as a checking account. Please note that these instructions are different than the Federal Reserve wire instructions.

By wire | If you are making your first investment, before you wire funds, the transfer agent must have a completed account application. You may mail or overnight deliver your account application to the transfer agent. Upon receipt of your completed account application, the transfer agent will establish an account for you. The account number assigned will be required as part of the instruction that should be provided to your bank to send the wire. Your bank must include the name and class of the fund you are purchasing, the account number, and your name so that monies can be correctly applied. Your bank should transmit funds by wire to:

U.S. Bank N.A.

777 East Wisconsin Avenue

Milwaukee, WI 53202

ABA #075000022

Credit: U.S. Bancorp Fund Services, LLC Account #112-952-137	Further Credit: (name and share class of fund to be purchased) (shareholder registration) (shareholder account number)

Before sending your wire, please contact the transfer agent at 800.421.4184 to advise of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire. Wired funds must be received prior to 4:00 p.m. ET to be eligible for same day pricing. The funds and the transfer agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

How To Sell Your Investment

For shares managed by a Plan Administrator, please contact the Plan Administrator to place a redemption request.

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Class A shares, Class C shares, Class I shares and Class Y shares | You can sell (redeem) Class A, Class C shares, Class I shares and Class Y shares of your fund for cash at any time, subject to certain restrictions. When you sell shares, payment of the proceeds (less any applicable CDSC) generally will be made the next business day after your request is received in good order and, in any event, no later than seven days after your request is received in good order regardless of payment type. If you sell shares that were recently purchased by check or ACH deposits, payment will be delayed until we verify that those funds have cleared, which may take up to 12 calendar days. Shareholders can avoid this delay by utilizing the wire purchase option. The funds reserve the right to suspend redemptions or postpone the date of payment for more than seven days (i) when the NYSE is closed (other than for customary weekend and holiday closings); (ii) when trading on the NYSE is restricted; (iii) when the SEC determines that an emergency exists so that disposal of a Fund’s investments or determination of its NAV is not reasonably practicable; or (iv) by order of the SEC for protection of a Fund’s shareholders. Shares are not subject to a redemption fee.

Shareholders who hold shares through an IRA or other retirement plan must indicate on their written redemption request whether to withhold federal income tax. Redemption requests failing to indicate an election not to have that tax withheld will generally be subject to 10% withholding thereof. Shares held in an IRA or other retirement plan accounts may be redeemed by telephone at 800.421.4184. Investors will be asked whether or not to withhold taxes from any distribution.

You may contact your financial adviser or the funds’ transfer agent with instructions to sell your investment in the following ways. Availability of these options may be limited by your financial adviser or institution.

Through your financial adviser | You may sell your shares through your financial adviser who can prepare the necessary documentation. Your financial adviser will transmit your request to sell shares of your fund and may charge you a fee for this service. Availability of these options may be limited by your financial adviser or institution.

By telephone | You may sell shares by telephone by calling 800.421.4184 prior to the close of regular trading on the NYSE, which is typically 4:00 p.m. ET. If you do not wish to have telephone redemption privileges, you must complete the appropriate section of the account application.

When redeeming shares by telephone, payment of less than $100,000 can be made in one of the following ways:

•

Directly to a bank account for which you have previously provided information to us in writing on your account application or subsequent form. Redemption proceeds can be wired or funds may be sent via electronic funds transfer through the Automated Clearing House (ACH) network. Wires are subject to a $15 fee. There is no charge to have proceeds sent via the ACH system and funds are generally available in your bank account two to three business days after we receive your request; or

•	By check to your address of record, provided there has not been an address change in the last 30 calendar days.

Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). During periods of high market activity, shareholders may encounter higher than usual call wait times. Please allow sufficient time to place your telephone transaction. If you are unable to reach the fund by telephone, you may sell shares of the fund by sending a written redemption request to the transfer agent (see the “In writing” section below).

In writing | You may sell shares of a fund by sending a written redemption request to the transfer agent at the address below. Your request should be in good order and should specify the fund name and class, your account number, the name(s) in which the account is registered and the dollar value or number of shares you wish to sell. Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts. Contact the transfer agent at 800.421.4184 with questions on required documentation.

Regular Mail	Overnight delivery
Carillon Family of Funds	Carillon Family of Funds
c/o U.S. Bank Global Fund Services	c/o U.S. Bank Global Fund Services
P.O. Box 701	615 East Michigan Street, Third Floor
Milwaukee, WI 53201-0701	Milwaukee, WI 53202-5207

Note: The funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the funds. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

The transfer agent may require a signature guarantee for certain redemption requests. A signature guarantee assures that your signature is genuine and protects you from unauthorized account redemptions.

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A signature guarantee, from either a Medallion program member or a non-Medallion program member, of each owner is required in the following situations:

•	When ownership is being changed on your account;
•	When redemption proceeds are payable to or sent to any person, address or bank account not on record;
•	When a redemption request is received by the transfer agent and the account address has changed within the last 30 calendar days; and/or
•	For redemptions in excess of $100,000, with the exception of directly traded business or omnibus accounts, to existing instructions on file.

In addition to the situations described above, the funds and/or transfer agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.

Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the NYSE Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee or signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source.

The funds reserve the right to waive any signature requirement at their discretion.

Through our website | For certain accounts, you may sell shares through our website, carillontower.com, prior to the close of regular trading on the NYSE, which is typically 4:00 p.m. ET.

When redeeming shares through our website, payment of less than $100,000 can be made in one of the following ways:

•

Directly to a bank account for which you have previously provided information to us in writing on your account application or subsequent form. Funds are generally available in your bank account two to three business days after we receive your request; or

•	By check to your address of record, provided there has not been an address change in the last 30 calendar days.

Once an online transaction has been placed, it cannot be canceled or modified.

Systematic withdrawal plan | You may establish a plan for periodic withdrawals from your account. Withdrawals can be made on the 1st, 5th, 10th, or 20th day of the month at monthly, quarterly, semi-annual or annual intervals. If such a day falls on a weekend or holiday, the withdrawal will take place on the next business day. To establish a plan, complete the appropriate section of the account application or the Carillon Systematic Withdrawal Plan Request form (available from your financial adviser, the funds or through our website, carillontower.com) and send that form to the transfer agent. The funds reserve the right to cancel systematic withdrawals if insufficient shares are available for two or more consecutive months.

If you elect this method of redemption, a check will be sent to your address of record, or payment will be made via electronic funds transfer through the ACH network directly to your bank account. For payment through the ACH network, your bank must be an ACH member and your bank account information must be maintained on your fund account. The systematic withdrawal plan may be terminated at any time by the fund. You may also elect to terminate your participation in the systematic withdrawal plan at any time by contacting the transfer agent at least five days prior to the next withdrawal.

A withdrawal under the systematic withdrawal plan involves a redemption of shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds any increase in the value of your account (due to asset appreciation or dividends credited to your account, for example) the account ultimately may be depleted. If insufficient shares are available to provide the full and final systematic withdrawal payment amount requested, the account will be redeemed in its entirety.

How To Exchange Your Shares

For shares managed by a Plan Administrator, please contact the Plan Administrator to place an exchange request.

You can exchange shares of one Carillon fund for shares of the same class of any other Carillon fund, subject to the investment requirements of that fund. Obtain a prospectus of that fund from your financial adviser, the funds or through our website, carillontower.com. You may exchange your shares by calling your financial adviser or the funds if you exchange to like-titled Carillon accounts. Written instructions with a signature guarantee are required if the accounts are not identically registered. An exchange of shares is treated for federal income tax purposes as a redemption (sale) of the shares of the fund from which you are exchanging, on which you might realize a capital gain or loss (unless you hold your shares through a tax-deferred arrangement), and a purchase of shares of the fund into which you are exchanging.

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Shares in a Carillon fund on which a sales charge was previously paid will be exchanged for shares of the same share class of another Carillon fund with no additional sales charge for the duration that the shares remain in the Carillon Family of funds. Exchanges may be subject to a CDSC as described above in “How to Sell Your Investment.” For purposes of determining the CDSC, Class A and Class C shares will continue to age from their original investment date and will retain the same CDSC rate as they had before the exchange. However, any period of time you held shares of a money market fund managed or offered by the Manager will not be counted for purposes of calculating the CDSC.

You may be able to convert your shares of a fund to a different share class of the same fund that has a lower expense ratio provided certain conditions are met; unlike an exchange of one fund’s shares for shares of another fund, a conversion of shares of a fund to a different class of shares of the same fund generally is not a taxable event. This conversion feature is intended for shares held through a financial intermediary offering a fee-based or wrap fee program that has an agreement with the Adviser or the Distributor specific for this purpose. In such instance, your shares may be converted under certain circumstances. Generally, Class C shares are not eligible for conversion until the applicable CDSC period has expired. Retirement class shares of a fund may be converted to Class A, Class I, or Class Y shares of the same fund if you cease to satisfy the share eligibility requirements of the retirement class and meet the conditions of the receiving fund. Please contact the funds or your financial adviser for additional information.

Please consult a tax professional before requesting an exchange. Not all share classes are available through all intermediaries. Each Carillon fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

Valuing Your Shares

The price of each fund’s shares is based on the NAV per share of each class of a fund. Each fund normally determines the NAV of its shares each business day as of the scheduled close of regular trading on the New York Stock Exchange (NYSE) and the Nasdaq, (typically 4:00 p.m. ET). The fund will not treat an intraday unscheduled disruption in trading on either the NYSE or Nasdaq as a closure of that particular market, and will price its shares as of the normally scheduled close of the NYSE and Nasdaq if the disruption directly affects only one of those markets. If the NYSE or other securities exchange modifies the published closing price of securities traded on that exchange after the NAV is calculated, the funds are not required to recalculate their NAV.

Generally, the funds value portfolio securities for which market quotations are readily available at market value; however, a fund may adjust the market quotation price to reflect events that occur between the close of those markets and the time of the funds’ determination of the NAV. A market quotation may be considered unreliable or unavailable for various reasons, such as (1) the quotation may be stale, (2) the quotation may be unreliable because the security is not actively traded, (3) trading on the security halted before the close of the trading market, (4) the security is newly issued, (5) issuer specific or vendor-specific events occurred after the security halted trading, or (6) due to the passage of time between the close of the market on which the security trades and the close of the NYSE and the Nasdaq. Issuer specific events that may cause the last market quotation to be unreliable include (1) a merger or insolvency, (2) events which affect a geographical area or an industry segment, such as political events or natural disasters, or (3) market events, such as a significant movement in the U.S. markets.

For most securities, both the latest transaction prices and adjustments are furnished by independent pricing services, subject to oversight by the Board. The funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using Pricing and Valuation Procedures (“Procedures”) approved by the Board. A fund may fair value small-cap securities, for example, that are thinly traded or illiquid. Fair value is the amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from independent pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their NAV.

Pursuant to the Procedures, and subject to the Board’s oversight, the Manager has established a valuation committee (“Valuation Committee”), comprised of certain officers of the Carillon Series Trust (the “Trust”) and other employees of the Manager, to carry out various functions associated with properly valuing securities in the Funds’ portfolios. The composition of this Valuation Committee may change from time to time. The Valuation Committee follows fair valuation guidelines as set forth in the Procedures to make fair value determinations on all securities and assets for which market quotations are unavailable or unreliable. For portfolio securities fair valued by the Valuation Committee, Carillon checks fair value prices by comparing the fair value of the security with values that are available from other sources (if any). Carillon compares the fair value of the security to the next-day opening price or next actual sale price, when applicable. Carillon documents and reports to the Valuation Committee such comparisons when they are made. The Valuation Committee reports such comparisons to the Board at their regularly scheduled meetings. The Board retains the responsibility for periodic review and consideration of the appropriateness of any fair value pricing methodology established or implemented for each fund. Fair value pricing methods, the Procedures and independent pricing services can change from time to time as approved by the Board, and may occur as a result of look-back testing results or changes in industry best practices.

There can be no assurance, however, that a fair value price used by a fund on any given day will more accurately reflect the market value of a security than the market price of such security on that day, as fair valuation determinations may involve subjective judgments made by the Valuation Committee. Fair value

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pricing may deter shareholders from trading a fund’s shares on a frequent basis in an attempt to take advantage of arbitrage opportunities resulting from potentially stale prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading. Specific types of securities are valued as follows:

•

Domestic Exchange Traded Equity Securities — Market quotations are generally available and reliable for domestic exchange-traded equity securities. If the prices provided by the independent pricing service and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures.

•

Foreign Equity Securities — If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE and the Nasdaq, closing market quotations may become unreliable. Consequently, fair valuation of portfolio securities may occur on a daily basis. The Valuation Committee, using the Procedures, may fair value a security if certain events occur between the time the trading of a particular security ends in a foreign market and a fund’s NAV calculation. The Valuation Committee, using the Procedures, may also fair value a particular security if the events are significant and make the closing price unavailable or unreliable. If an issuer-specific event has occurred that Carillon determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. Carillon also utilizes a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on exchange rates provided by an independent pricing service. The pricing vendor, pricing methodology or degree of certainty may change from time to time. Fund securities primarily traded on foreign markets may trade on days that are not business days of the funds. Because the NAV of a fund’s shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when shareholders would not be able to purchase or redeem shares of the fund.

•

Fixed Income Securities — Government bonds, corporate bonds, asset-backed bonds, municipal bonds, short-term securities (investments that have a maturity date of 60 days or less) and convertible securities, including high yield or junk bonds, normally are valued on the basis of evaluated prices provided by independent pricing services. Evaluated prices provided by the independent pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors and appropriate methodologies that have been considered by the Board, such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. If the evaluated prices provided by the independent pricing service and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures.

•

Futures and Options — Futures and options are valued on the basis of market quotations, if available and reliable. If prices provided by independent pricing services and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures.

•

Credit Default Swaps — Credit default swaps are valued with prices provided by independent pricing services. If prices provided by independent pricing services are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures.

•

Forward Contracts —Forward contracts are valued daily at current forward rates provided by an independent pricing services. If prices provided by independent pricing services and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures.

•

Investment Companies and ETFs — Investments in other open-end investment companies are valued at their reported NAV. The prospectuses for these companies explain the circumstances under which these companies will use fair value pricing and the effect of the fair value pricing. In addition, investments in closed-end funds and ETFs are valued on the basis of market quotations, if available and reliable. If the prices provided by independent pricing services and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures.

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Account and Transaction Policies

Doing Business with the Funds

Timing of orders | All orders to purchase or sell shares are executed as of the next NAV, plus any applicable sales charge, calculated after the order has been received in “good order” by an authorized agent of the funds. Orders are accepted until the close of regular trading on the NYSE every business day, normally 4:00 p.m. ET, and are executed the same day at that day’s price. To ensure this occurs, the Distributor and/or dealers are responsible for transmitting all orders to the funds in compliance with their contractual deadline.

Good order requirements | For the funds to process a request, it must be in “good order.” Good order means that Carillon has been provided sufficient information necessary to process the request as outlined in this Prospectus, including:

•	The shareholder’s name;
•	The name of the fund;
•	The account number;
•	The share or dollar amount to be transacted; and
•	The signatures of all registered shareholders with signature guarantees, if applicable.

Further, there must not be any restrictions applied to the account. Certain requests are subject to the transfer agent’s verification procedures before they are considered in good order. A request is not considered to be in “good order” by the funds until it meets these requirements.

Account registration options | Carillon offers several options for registering your account. To establish a Transfer on Death (“TOD”) arrangement, an additional TOD agreement is required. Additionally, Carillon offers a range of IRA plans including traditional, Roth, SEP and SIMPLE IRA plans. IRA plans require a separate adoption agreement as well as separate forms to sell your shares. The TOD and IRA agreements are available from your financial adviser, the funds or through our website, carillontower.com.

Customer identification and verification procedures | The funds are required under the USA PATRIOT Act to obtain certain information about you in order to open an account. You must provide the funds with the name, physical address (mailing addresses containing only a P.O. Box are not accepted), Social Security or other taxpayer identification number and date of birth of all owners of the account. If you do not provide us with this information, your account will not be opened and your investment will be returned. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. For these entities, the person opening the account on the entity’s behalf must provide this information. The funds will use this information to verify your identity using various methods. In the event that your identity cannot be sufficiently verified, the funds may employ additional verification methods or refuse to open your account. Under certain circumstances, it may be appropriate for the funds to close or suspend further activity in an account.

Shares of the funds have not been registered for sale outside of the United States and U.S. territories. The funds generally do not permit the establishment of new accounts for foreign individuals or entities. The Carillon funds generally do not sell shares directly to individual investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors at United States embassies with DPO addresses and investors with United States military APO or FPO addresses. Non-individual entities registered outside the United States, except Plan Administrators that have entered into an agreement with the Distributor, are not permitted to invest directly with the funds.

Restrictions on orders | The funds and the Distributor reserve the right to reject any purchase or exchange order for any reason and to suspend the offering of fund shares for a period of time. There are certain times when you may not be able to sell shares of a fund or when we may delay paying you the redemption proceeds. This may happen during unusual market conditions or emergencies as a result of which a fund cannot determine the value of its assets or sell its holdings.

Website | Subject to availability by your financial institution, you may access your account information, including balances, statements, tax forms and transaction history, through our website, carillontower.com. You may also update your account and process purchases, redemptions, and exchanges through our website. Additional information, including current fund performance and various account forms and agreements, is also available on our website.

Telephone | For your protection, telephone requests may be recorded in order to verify their accuracy and monitor call quality. In addition, we will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer identification number and other relevant information. If appropriate measures are taken, we are not responsible for any losses that may occur to any account due to an unauthorized telephone request. If an account has more than one owner or authorized person, the funds will accept telephone instructions from any one owner or authorized person.

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Payment of redemption proceeds | The funds generally intend to meet redemption requests, under both normal and stressed market conditions, by paying out available cash, by selling portfolio holdings (including cash equivalent portfolio holdings), or by borrowing through the funds’ line of credit and other available methods. The funds also reserve the right to satisfy redemption requests in whole or in part by making payment in securities or other property (this is known as a redemption-in-kind) in stressed market conditions and other appropriate circumstances. To the extent the funds redeem their shares in marketable securities the shareholder assumes any risk of the market price of such securities fluctuating. In addition, the shareholder will bear any brokerage and related costs incurred in disposing of or selling the securities it receives from the funds and the risk that there may not be a liquid market for those securities.

Accounts with below-minimum balances | If your account balance falls below $1,000 as a result of selling shares (and not because of performance or sales charges), each fund reserves the right to request that you buy more shares or close your account. If your account balance is still below the minimum 30 calendar days after notification, each fund reserves the right to close your account and send the proceeds to your address of record.

Abandoned accounts | Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. If the funds are unable to locate a shareholder, it will determine whether the shareholder’s account can legally be considered abandoned. The funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. Interest or income is not earned on redemption or distribution checks sent to you during the time the check remained uncashed. Investors who are residents of the state of Texas may designate a representative to receive legislatively required unclaimed property due diligence notifications. Please contact the funds to complete a Texas Designation of Representative form.

Market timing | Market timing typically refers to the practice of frequent trading in the shares of mutual funds in order to exploit inefficiencies in fund pricing. Such transactions include trades that occur when a fund’s NAV does not fully reflect the value of the fund’s holdings — for example, when a fund owns holdings, such as foreign or thinly traded securities, that are valued in a manner that may not reflect the most updated information possible. The NAV for the International Stock Fund may reflect price differentials because it invests significantly in foreign securities. Each fund generally prices its foreign securities using fair valuation procedures approved by the Board as part each fund’s calculation of its NAV. These prices may be affected by events that occur after the close of a foreign market but before each fund prices its shares. Excessive trading or market timing can be disruptive to a fund’s efficient management and have a dilutive effect on the value of the investments of long-term fund shareholders, increase the transaction and other costs of a fund and increase the fund’s recognized net capital gains (and, therefore, unless the fund has a net capital loss for, or capital loss carryover to, the taxable year in which the gains are realized, taxable distributions to its shareholders), all of which could reduce the return to fund shareholders.

The Board has adopted policies reasonably designed to deter short-term trading of fund shares. The funds will not enter into agreements to accommodate frequent purchases or exchanges. Further, the funds have adopted the following guidelines:

•	The funds review transaction activity, using established criteria, to identify transactions that may signal excessive trading.

•

The funds may reject any purchase or exchange orders, in whole or in part, that in its opinion, appear excessive in frequency and/or amount or otherwise potentially disruptive to a fund. The funds may consider the trading history of accounts under common ownership or control in this determination.

•

All shareholders are subject to these restrictions regardless of whether you purchased your shares directly from the funds or through a financial intermediary. The funds reserve the right to reject combined or omnibus orders in whole or in part.

•

The funds seek the cooperation of broker-dealers and other financial intermediaries by various methods such as entering into agreements whereby the funds will request information regarding the identity of specific investors, transaction information and restricting the ability of particular investors to purchase fund shares.

While the funds apply these policies, there is no guarantee that all market timing will be detected.

Disclosure of portfolio holdings | Periodically, customers of the funds express interest in having current portfolio holdings disclosed to them more often than required by law or regulation. To satisfy this request, the funds have adopted a policy on disclosing portfolio holdings to properly manage this process to ensure confidentiality and proper use of this information. A description of the funds’ policy is included in the SAI. Portfolio information can be found on our website, carillontower.com.

Account statements | If you purchase shares directly from a fund, you will receive monthly or quarterly statements detailing fund balances and all transactions completed during the prior period and a confirmation of each transaction. Automatic reinvestments of distributions and systematic investments/withdrawals may be confirmed only by monthly or quarterly statements. You should verify the accuracy of all transactions in your account as soon as you

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receive your confirmations and statements and immediately notify the funds or your financial adviser of any discrepancies. To enroll in eDelivery of account statements, visit our website, carillontower.com.

Householding | In an effort to decrease costs, the funds intend to reduce the number of duplicate prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 800.421.4184 to request individual copies of these documents. Once the funds receive notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Dividends, Other Distributions and Taxes

General | Each fund distributes all or substantially all of its net investment income and net capital and foreign currency gains, if any, to its shareholders every year. Each fund distributes dividends from its net investment income (“dividends”) to its shareholders annually, except Growth & Income Fund, which distributes dividends to its shareholders quarterly and Core Bond Fund, Core Plus Bond Fund and Unconstrained Bond Fund, which distribute dividends to their shareholders monthly. Net investment income generally consists of dividends and interest income received on investments, less expenses.

The dividends you receive from a fund generally will be taxed as ordinary income. A portion of those dividends may be eligible for the maximum federal income tax rates applicable to “qualified dividend income” distributed to individual and certain other non-corporate shareholders (each, a “non-corporate shareholder”) who satisfy certain holding period and other restrictions with respect to their fund shares. Those maximum rates are 15% for a single shareholder with taxable income not exceeding $445,850, ($501,600 for married shareholders filing jointly) and 20% for non-corporate shareholders with taxable income exceeding those respective amounts, which apply for 2021 and will be adjusted for inflation annually.

Each fund also distributes net capital gains (and, in the case of certain funds, net gains from foreign currency transactions), if any, to its shareholders, normally once a year. A fund generates capital gains when it sells assets in its portfolio for profit. Capital gain distributions are taxed differently depending on how long the fund held the asset(s) that generated the gain (not on how long you hold your shares in the fund). Distributions to you of net capital gains recognized on the sale of assets held for one year or less are taxed as ordinary income; distributions to you of net capital gains recognized on the sale of assets held longer than one year are taxed at the maximum federal income tax rates mentioned above.

Generally, fund distributions are taxable to you in the year you receive them. However, any distributions that are declared in October, November or December but paid in January generally are taxable as if received on December 31. Tax laws and rates often change over time. Please consult a tax professional for more information.

A fund’s distributions of dividends and net realized gains are automatically reinvested in additional shares of the distributing class of the fund at NAV (without sales charge) unless you opt to take your distributions in cash, in the form of a check, or direct them for purchase of shares in the same class of another fund. You are taxed in the same manner whether you receive your dividends and other distributions in cash or reinvest them in additional fund shares. If you elect to receive dividends and/or other distributions in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, each fund reserves the right to reinvest the amount of the distribution check in your account, at the fund’s then-current NAV per share, and to reinvest all subsequent distributions. If you wish to change your distribution option, write or call the funds at 800.421.4184. Changes should be submitted five days prior to the record date of the next distribution.

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In general, redeeming or exchanging shares and receiving distributions (whether reinvested or taken in cash) are all taxable events. Fund transactions typically are treated for federal income tax purposes as follows:

Type of transactions	Federal income tax status
Income dividends	Ordinary income; all or part may be eligible for 15%/20% maximum rates for non-corporate shareholders
Net short-term capital gain* and foreign currency gain distributions	Ordinary income
Net capital gain** distributions	Long-term capital gains; eligible for 15%/20% maximum rates for non-corporate shareholders
Redemptions or exchanges of fund shares owned for more than one year	Long-term capital gains or losses (rates noted above)
Redemptions or exchanges of fund shares owned for one year or less	Gains are taxed at the same rate as ordinary income; losses are subject to special rules

*The excess of net short-term capital gain over net long-term capital loss.

**The excess of net long-term capital gain over net short-term capital loss.

An individual must pay a 3.8% tax on the lesser of (1) the individual’s “net investment income,” which generally includes dividends and other distributions a fund pays and net gains realized on a redemption or exchange of a fund’s shares, or (2) the excess of the individual’s “modified adjusted gross income” over a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers). This tax is in addition to any other taxes due on that income. A similar tax applies to estates and trusts. Shareholders should consult their own tax advisors regarding the effect, if any, this provision may have on their investment in a fund (or funds).

Withholding taxes | If you are a non-corporate shareholder and a fund does not have your correct Social Security or other taxpayer identification number, federal law requires us to withhold and pay to the Internal Revenue Service (“IRS”) 24% of the distributions and redemption proceeds (regardless of the extent to which you realize a gain or loss) otherwise payable to you. If you are subject to backup withholding for any other reason, we also must withhold and pay to the IRS 24% of the distributions otherwise payable to you. Any tax withheld may be applied against the federal income tax liability on your tax return. State law may also require us to withhold and pay to your state of residence a portion of your distributions and redemption proceeds.

Tax reporting | If your account receives distributions or has withholding or other activity required to be reported to the IRS, we will send you the appropriate tax form that reflects the amount and tax status of that activity. Such tax forms will be mailed early in each year for the prior calendar year in accordance with IRS guidelines. To enroll in eDelivery of tax forms, visit our website, carillontower.com. Certain investors, depending on their financial intermediary, may be ineligible to receive tax forms via eDelivery.

Each fund is required to report annually to both shareholders and the IRS basis information of fund shares acquired after December 31, 2011 (“Covered Shares”). Each fund will compute the basis of your redeemed or exchanged Covered Shares using the average basis method, which is each fund’s “default method,” unless you contact the fund to select a different IRS-accepted method (such as a specific identification method) at the time of each redemption or exchange, which you may not change after the settlement date thereof. If your account is held by your financial adviser or other broker-dealer, that firm may select a different default method; in such a case, please contact that firm to obtain information with respect to the available methods and elections for your account with it. You should carefully review the basis information provided by each fund or your financial adviser or other broker-dealer and make any basis, holding period or other adjustments that are required when reporting these amounts on your income tax returns.

Because everyone’s tax situation is unique, always consult your tax professional about federal, state and local tax consequences.

Additional Information

The Board oversees generally the operations of the funds. The Trust enters into contractual arrangements with various parties, including among others, the funds’ manager, sub-advisers, custodian, transfer agent, and accountants, who provide services to the funds. Shareholders are not parties to any such contractual arrangements or intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them directly against the service providers or to seek any remedy under them directly against the service providers.

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This Prospectus provides information concerning the funds that you should consider in determining whether to purchase fund shares. Neither this Prospectus nor the Statement of Additional Information is intended, or should be read, to be or give rise to an agreement or contract between the Trust or the funds and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived. Nothing in this Prospectus, the Statement of Additional Information or the funds’ reports to shareholders is intended to provide investment advice and should not be construed as investment advice.

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Description of Indices

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The returns of the index do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.

The ICE BofA US Dollar 3-Month Deposit Offered Rate Constant Maturity Index (formerly called the BofA Merrill Lynch 3-Month LIBOR Constant Maturity Index) tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.

The MSCI EAFE® Index is an equity index which captures large and mid cap representation across 21 developed markets countries around the world, excluding the US and Canada. With 928 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.

The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.

The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.

The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.

The S&P 500® Index is an unmanaged index of 500 U.S. stocks and gives a broad look at how stock prices have performed. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.

carillontower.com | 117

Carillon Mutual Funds

PROSPECTUS    |    3.1. 2 0 2 1

Fund Symbols, CUSIPs and Codes

Fund	Class	Symbol	CUSIP	Fund Code

Carillon ClariVest Capital Appreciation Fund	A	HRCPX	14214L106	3850
	C	HRCCX	14214L205	3851
	I	HRCIX	14214L304	3852
	Y	HRCYX	14214L700	4175
	R-3	HRCLX	14214L403	3853
	R-5	HRCMX	14214L502	3854
	R-6	HRCUX	14214L601	3855
Carillon ClariVest International Stock Fund	A	EISAX	14214L825	3946
	C	EISDX	14214L817	3947
	I	EISIX	14214L791	3948
	Y	EISYX	14214L759	4177
	R-3	EISRX	14214L783	3949
	R-5	EISSX	14214L775	3950
	R-6	EISVX	14214L767	3951
Carillon Eagle Growth & Income Fund	A	HRCVX	14214L809	3868
	C	HIGCX	14214L882	3869
	I	HIGJX	14214L874	3870
	Y	HIGYX	14214L833	4176
	R-3	HIGRX	14214L866	3871
	R-5	HIGSX	14214L858	3872
	R-6	HIGUX	14214L841	3873
Carillon Eagle Mid Cap Growth Fund	A	HAGAX	14214L668	3904
	C	HAGCX	14214L650	3905
	I	HAGIX	14214L643	3906
	Y	HRAYX	14214L593	4179
	R-3	HAREX	14214L635	3907
	R-5	HARSX	14214L627	3908
	R-6	HRAUX	14214L619	3909
Carillon Eagle Small Cap Growth Fund	A	HRSCX	14214L510	3931
	C	HSCCX	14214L494	3932
	I	HSIIX	14214L486	3933
	Y	HSRYX	14214L445	4181
	R-3	HSRRX	14214L478	3934
	R-5	HSRSX	14214L460	3935
	R-6	HSRUX	14214L452	3936
Carillon Scout International Fund	A	CSIGX	14214L197	4130
	C	CSIHX	14214L189	4131
	I	UMBWX	14214L171	4060
	Y	CSIZX	14214L130	4135
	R-3	CSIQX	14214L163	4132
	R-5	CSIUX	14214L155	4133
	R-6	CSIWX	14214L148	4134

Fund	Class	Symbol	CUSIP	Fund Code
Carillon Scout Mid Cap Fund	A	CSMEX	14214M807	4142
	C	CSMFX	14214M880	4143
	I	UMBMX	14214M872	4064
	Y	CSMZX	14214M831	4147
	R-3	CSMRX	14214M864	4144
	R-5	CSMSX	14214M856	4145
	R-6	CSMUX	14214M849	4146
Carillon Scout Small Cap Fund	A	CSSAX	14214M823	4148
	C	CSSJX	14214M815	4149
	I	UMBHX	14214M799	4065
	Y	CSSWX	14214M757	4153
	R-3	CSSQX	14214M781	4150
	R-5	CSSSX	14214M773	4151
	R-6	CSSVX	14214M765	4152
Carillon Reams Core Bond Fund	A	CRCBX	14214L270	4160
	C	CRCDX	14214L262	4161
	I	SCCIX	14214L254	4067
	Y	SCCYX	14214L213	4068
	R-3	CRCQX	14214L247	4162
	R-5	CRCSX	14214L239	4163
	R-6	CRCUX	14214L221	4164
Carillon Reams Core Plus Bond Fund	A	SCPDX	14214M666	4165
	C	SCPEX	14214M658	4166
	I	SCPZX	14214M641	4069
	Y	SCPYX	14214M591	4070
	R-3	SCPUX	14214M633	4167
	R-5	SCPVX	14214M625	4168
	R-6	SCPWX	14214M617	4169
Carillon Reams Unconstrained Bond Fund	A	SUBDX	14214M740	4170
	C	SUBEX	14214M732	4171
	I	SUBFX	14214M724	4071
	Y	SUBYX	14214M674	4072
	R-3	SUBRX	14214M716	4172
	R-5	SUBSX	14214M690	4173
	R-6	SUBTX	14214M682	4174

118 | carillontower.com

Financial Highlights

PROSPECTUS    |    3.1. 2 0 2 1

The financial highlights table is intended to help you understand the performance of each class of fund shares for the periods indicated. Certain information reflects financial results for a single Class A, Class C, Class I, Class Y, Class R-3, Class R-5 or Class R-6 share. Based upon the commencement of operations for some of the funds and/or share classes, there may be less than five years’ worth of financial information available. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the funds (assuming reinvestment of all dividends and other distributions). This table is a part of the funds’ financial statements, which are included in the annual report and semi-annual report for Carillon Series Trust, and are incorporated by reference into the Statement of Additional Information (available on our website and upon request). The financial statements in the annual report were audited by PricewaterhouseCoopers LLP, (“PwC”) an independent registered public accounting firm, whose report is included in the funds’ annual report.

With respect to each of the Carillon Scout International Fund, Carillon Scout Mid Cap Fund, Carillon Scout Small Cap Fund, Carillon Reams Core Bond Fund, Carillon Reams Core Plus Bond Fund, and Carillon Reams Unconstrained Bond Fund (“Carillon Scout Funds”), the financial highlights of the fund through November 20, 2017 represent the financial history of a corresponding series of the Scout Funds, which was acquired by the respective fund in a reorganization on November 20, 2017. The financial statements for the Carillon Scout Funds for the period ended June 30, 2017 and earlier were audited by the Scout Funds’ independent registered public accounting firm.

Fiscal period			From investment operations			Dividends & distributions					Ratios to average net asset (%)
Beginning	Ending	Beginning net asset value	Income (loss)	Realized & unrealized gain (loss)	Total	From investment income	From realized gains	From return of capital	Total	Ending net asset value	With expenses waived/ recovered (a)	Without expenses waived/ recovered (a)	Net income (loss) (a)	Portfolio turnover rate (%) (b)	Total return (%) (b)(c)	Ending net assets (millions)
Carillon ClariVest Capital Appreciation Fund
Class A*
11/01/19	10/31/20	$43.14	$0.04	$9.19	$9.23	$(0.13)	$(0.59)	$—	$(0.72)	$51.65	1.00	1.15	0.08	31	21.63	$170
11/01/18	10/31/19	42.91	0.14	3.75	3.89	(0.06)	(3.60)	—	(3.66)	43.14	1.00	1.14	0.34	49	11.23	170
11/01/17	10/31/18	43.14	0.07	2.40	2.47	—	(2.70)	—	(2.70)	42.91	1.02	1.12	0.15	45	5.83	177
11/01/16	10/31/17	35.05	0.02	10.24	10.26	(0.03)	(2.14)	—	(2.17)	43.14	1.20	1.20	0.07	33	30.84	164
11/01/15	10/31/16	40.32	0.08	(0.09)	(0.01)	(0.01)	(5.25)	—	(5.26)	35.05	1.23	1.23	0.22	35	0.30	145
Class C*
11/01/19	10/31/20	29.87	(0.21)	6.32	6.11	—	(0.59)	—	(0.59)	35.39	1.75	1.89	(0.66)	31	20.71	13
11/01/18	10/31/19	31.12	(0.11)	2.46	2.35	—	(3.60)	—	(3.60)	29.87	1.75	1.90	(0.39)	49	10.38	15
11/01/17	10/31/18	32.23	(0.17)	1.76	1.59	—	(2.70)	—	(2.70)	31.12	1.80	1.90	(0.53)	45	5.02	20
11/01/16	10/31/17	26.88	(0.20)	7.69	7.49	—	(2.14)	—	(2.14)	32.23	1.97	1.97	(0.70)	33	29.83	63
11/01/15	10/31/16	32.37	(0.15)	(0.09)	(0.24)	—	(5.25)	—	(5.25)	26.88	2.00	2.00	(0.55)	35	(0.45)	62
Class I*
11/01/19	10/31/20	45.52	0.19	9.70	9.89	(0.26)	(0.59)	—	(0.85)	54.56	0.70	0.89	0.39	31	22.00	276
11/01/18	10/31/19	45.09	0.26	3.97	4.23	(0.20)	(3.60)	—	(3.80)	45.52	0.70	0.90	0.61	49	11.54	314
11/01/17	10/31/18	45.13	0.21	2.51	2.72	(0.06)	(2.70)	—	(2.76)	45.09	0.72	0.88	0.46	45	6.15	203
11/01/16	10/31/17	36.55	0.16	10.68	10.84	(0.12)	(2.14)	—	(2.26)	45.13	0.88	0.88	0.39	33	31.26	119
11/01/15	10/31/16	41.83	0.19	(0.09)	0.10	(0.13)	(5.25)	—	(5.38)	36.55	0.92	0.92	0.52	35	0.61	124
Class R-3*
11/01/19	10/31/20	41.18	(0.06)	8.76	8.70	—	(0.59)	—	(0.59)	49.29	1.25	1.56	(0.14)	31	21.32	0
11/01/18	10/31/19	41.17	0.05	3.56	3.61	—	(3.60)	—	(3.60)	41.18	1.25	1.58	0.12	49	10.96	1
11/01/17	10/31/18	41.60	(0.04)	2.31	2.27	—	(2.70)	—	(2.70)	41.17	1.29	1.47	(0.11)	45	5.56	1
11/01/16	10/31/17	33.95	(0.10)	9.89	9.79	—	(2.14)	—	(2.14)	41.60	1.51	1.56	(0.28)	33	30.43	1
11/01/15	10/31/16	39.33	(0.04)	(0.09)	(0.13)	—	(5.25)	—	(5.25)	33.95	1.57	1.57	(0.12)	35	(0.04)	1
Class R-5*
11/01/19	10/31/20	45.37	0.19	9.67	9.86	(0.26)	(0.59)	—	(0.85)	54.38	0.70	0.90	0.38	31	22.00	5
11/01/18	10/31/19	44.97	0.27	3.94	4.21	(0.21)	(3.60)	—	(3.81)	45.37	0.70	0.90	0.64	49	11.53	7
11/01/17	10/31/18	44.97	0.18	2.53	2.71	(0.01)	(2.70)	—	(2.71)	44.97	0.72	0.86	0.38	45	6.14	7
11/01/16	10/31/17	36.44	0.17	10.63	10.80	(0.13)	(2.14)	—	(2.27)	44.97	0.89	0.89	0.45	33	31.26	3
11/01/15	10/31/16	41.70	0.20	(0.08)	0.12	(0.13)	(5.25)	—	(5.38)	36.44	0.90	0.90	0.55	35	0.64	7
Class R-6*
11/01/19	10/31/20	45.16	0.44	9.48	9.92	(0.30)	(0.59)	—	(0.89)	54.19	0.60	0.79	0.95	31	22.26	1
11/01/18	10/31/19	44.77	0.31	3.93	4.24	(0.25)	(3.60)	—	(3.85)	45.16	0.60	0.80	0.73	49	11.67	45
11/01/17	10/31/18	44.82	0.26	2.48	2.74	(0.09)	(2.70)	—	(2.79)	44.77	0.63	0.79	0.55	45	6.23	44
11/01/16	10/31/17	36.35	0.14	10.66	10.80	(0.19)	(2.14)	—	(2.33)	44.82	0.82	0.82	0.34	33	31.36	41
11/01/15	10/31/16	41.66	0.22	(0.09)	0.13	(0.19)	(5.25)	—	(5.44)	36.35	0.85	1.49	0.60	35	0.68	0
Class Y*
11/01/19	10/31/20	45.42	0.03	9.68	9.71	(0.15)	(0.59)	—	(0.74)	54.39	1.00	1.62	0.06	31	21.60	0
11/01/18	10/31/19	44.90	0.14	3.99	4.13	(0.01)	(3.60)	—	(3.61)	45.42	1.00	1.73	0.33	49	11.23	0
11/20/17	10/31/18	45.64	0.08	2.00	2.08	(0.12)	(2.70)	—	(2.82)	44.90	1.01	1.55	0.18	45	4.67	0

Carillon ClariVest International Stock Fund
Class A*
11/01/19	10/31/20	17.47	0.17	(1.99)	(1.82)	(0.38)	—	—	(0.38)	15.27	1.45	4.90	1.08	54	(10.73)	2
11/01/18	10/31/19	16.92	0.28	0.49	0.77	(0.22)	—	—	(0.22)	17.47	1.45	4.12	1.67	43	4.74	4
11/01/17	10/31/18	18.71	0.28	(1.86)	(1.58)	(0.21)	—	—	(0.21)	16.92	1.45	2.85	1.50	49	(8.56)	5
11/01/16	10/31/17	15.02	0.17	3.71	3.88	(0.19)	—	—	(0.19)	18.71	1.54	3.72	1.03	80	26.15	4
11/01/15	10/31/16	16.02	0.21	(1.14)	(0.93)	(0.07)	—	—	(0.07)	15.02	1.67	3.45	1.40	100	(5.84)	4

carillontower.com | 119

Financial Highlights

PROSPECTUS    |    3.1. 2 0 2 1

Fiscal period			From investment operations			Dividends & distributions					Ratios to average net asset (%)
Beginning	Ending	Beginning net asset value	Income (loss)	Realized & unrealized gain (loss)	Total	From investment income	From realized gains	From return of capital	Total	Ending net asset value	With expenses waived/ recovered (a)	Without expenses waived/ recovered (a)	Net income (loss) (a)	Portfolio turnover rate (%) (b)	Total return (%) (b)(c)	Ending net assets (millions)
Carillon ClariVest International Stock Fund (cont’d)
Class C*
11/01/19	10/31/20	$ 17.14	$ 0.07	$ (1.99)	$ (1.92)	$ (0.27)	$ —	$ —	$ (0.27)	$ 14.95	2.20	5.74	0.43	54	(11.44)	$ 1
11/01/18	10/31/19	16.53	0.15	0.51	0.66	(0.05)	—	—	(0.05)	17.14	2.20	4.91	0.90	43	4.01	2
11/01/17	10/31/18	18.32	0.04	(1.73)	(1.69)	(0.10)	—	—	(0.10)	16.53	2.20	3.68	0.21	49	(9.28)	3
11/01/16	10/31/17	14.79	0.04	3.65	3.69	(0.16)	—	—	(0.16)	18.32	2.29	4.50	0.27	80	25.21	5
11/01/15	10/31/16	15.83	0.08	(1.12)	(1.04)	—	—	—	—	14.79	2.47	4.31	0.52	100	(6.57)	5
Class I*
11/01/19	10/31/20	17.46	0.23	(2.01)	(1.78)	(0.42)	—	—	(0.42)	15.26	1.15	4.63	1.44	54	(10.51)	3
11/01/18	10/31/19	16.92	0.31	0.51	0.82	(0.28)	—	—	(0.28)	17.46	1.15	3.82	1.88	43	5.07	5
11/01/17	10/31/18	18.70	0.30	(1.82)	(1.52)	(0.26)	—	—	(0.26)	16.92	1.15	2.59	1.60	49	(8.29)	9
11/01/16	10/31/17	15.11	0.23	3.71	3.94	(0.35)	—	—	(0.35)	18.70	1.15	3.28	1.40	80	26.63	8
11/01/15	10/31/16	16.08	0.30	(1.15)	(0.85)	(0.12)	—	—	(0.12)	15.11	1.15	3.12	2.03	100	(5.31)	6
Class R-3*
11/01/19	10/31/20	17.27	0.15	(2.00)	(1.85)	(0.35)	—	—	(0.35)	15.07	1.70	5.26	0.96	54	(11.01)	1
11/01/18	10/31/19	16.74	0.24	0.49	0.73	(0.20)	—	—	(0.20)	17.27	1.70	4.49	1.44	43	4.54	1
11/01/17	10/31/18	18.53	0.19	(1.80)	(1.61)	(0.18)	—	—	(0.18)	16.74	1.70	3.17	1.01	49	(8.80)	1
11/01/16	10/31/17	15.04	0.15	3.67	3.82	(0.33)	—	—	(0.33)	18.53	1.71	3.98	0.89	80	25.91	1
11/01/15	10/31/16	15.99	0.12	(1.05)	(0.93)	(0.02)	—	—	(0.02)	15.04	1.75	3.86	0.77	100	(5.84)	1
Class R-5*
11/01/19	10/31/20	17.48	0.24	(2.02)	(1.78)	(0.42)	—	—	(0.42)	15.28	1.15	6.63	1.49	54	(10.48)	0
11/01/18	10/31/19	16.94	0.33	0.49	0.82	(0.28)	—	—	(0.28)	17.48	1.15	6.06	1.99	43	5.06	0
11/01/17	10/31/18	18.69	0.29	(1.81)	(1.52)	(0.23)	—	—	(0.23)	16.94	1.15	4.65	1.56	49	(8.26)	0
11/01/16	10/31/17	15.11	0.08	3.85	3.93	(0.35)	—	—	(0.35)	18.69	1.15	3.69	0.49	80	26.56	0
11/01/15	10/31/16	16.09	0.27	(1.13)	(0.86)	(0.12)	—	—	(0.12)	15.11	1.15	3.22	1.79	100	(5.36)	0
Class R-6*
11/01/19	10/31/20	17.51	0.25	(2.01)	(1.76)	(0.44)	—	—	(0.44)	15.31	1.05	4.66	1.59	54	(10.39)	0
11/01/18	10/31/19	16.97	0.34	0.49	0.83	(0.29)	—	—	(0.29)	17.51	1.05	3.90	2.02	43	5.16	0
11/01/17	10/31/18	18.75	0.29	(1.80)	(1.51)	(0.27)	—	—	(0.27)	16.97	1.05	2.81	1.55	49	(8.21)	0
11/01/16	10/31/17	15.14	0.26	3.71	3.97	(0.36)	—	—	(0.36)	18.75	1.05	3.78	1.55	80	26.82	0
11/01/15	10/31/16	16.11	0.27	(1.11)	(0.84)	(0.13)	—	—	(0.13)	15.14	1.05	3.73	1.80	100	(5.26)	0
Class Y*
11/01/19	10/31/20	17.34	0.19	(2.01)	(1.82)	(0.31)	—	—	(0.31)	15.21	1.45	5.72	1.19	54	(10.73)	0
11/01/18	10/31/19	16.86	0.35	0.40	0.75	(0.27)	—	—	(0.27)	17.34	1.45	4.35	2.10	43	4.70	0
11/20/17	10/31/18	18.54	0.21	(1.62)	(1.41)	(0.27)	—	—	(0.27)	16.86	1.45	3.59	1.20	49	(7.77)	0

Carillon Eagle Growth & Income Fund
Class A*
11/01/19	10/31/20	21.70	0.37	(0.82)	(0.45)	(0.37)	(0.66)	—	(1.03)	20.22	0.97	0.97	1.81	41	(2.09)	165
11/01/18	10/31/19	21.44	0.41	1.74	2.15	(0.39)	(1.50)	—	(1.89)	21.70	0.97	0.97	1.98	25	11.47	171
11/01/17	10/31/18	20.39	0.40	1.57	1.97	(0.42)	(0.50)	—	(0.92)	21.44	0.98	0.98	1.91	10	9.76	147
11/01/16	10/31/17	18.39	0.34	2.93	3.27	(0.33)	(0.94)	—	(1.27)	20.39	1.03	1.03	1.74	10	18.56	147
11/01/15	10/31/16	17.52	0.34	0.85	1.19	(0.32)	—	—	(0.32)	18.39	1.06	1.06	1.91	15	6.87	152
Class C*
11/01/19	10/31/20	20.68	0.21	(0.77)	(0.56)	(0.22)	(0.66)	—	(0.88)	19.24	1.73	1.73	1.08	41	(2.82)	79
11/01/18	10/31/19	20.52	0.24	1.66	1.90	(0.24)	(1.50)	—	(1.74)	20.68	1.72	1.72	1.23	25	10.66	133
11/01/17	10/31/18	19.54	0.24	1.49	1.73	(0.25)	(0.50)	—	(0.75)	20.52	1.73	1.73	1.16	10	8.94	130
11/01/16	10/31/17	17.68	0.18	2.81	2.99	(0.19)	(0.94)	—	(1.13)	19.54	1.79	1.79	0.98	10	17.62	169
11/01/15	10/31/16	16.86	0.20	0.82	1.02	(0.20)	—	—	(0.20)	17.68	1.82	1.82	1.14	15	6.07	185
Class I*
11/01/19	10/31/20	21.64	0.42	(0.81)	(0.39)	(0.43)	(0.66)	—	(1.09)	20.16	0.70	0.70	2.07	41	(1.82)	487
11/01/18	10/31/19	21.39	0.46	1.74	2.20	(0.45)	(1.50)	—	(1.95)	21.64	0.70	0.70	2.21	25	11.76	492
11/01/17	10/31/18	20.34	0.46	1.56	2.02	(0.47)	(0.50)	—	(0.97)	21.39	0.72	0.72	2.16	10	10.06	272
11/01/16	10/31/17	18.35	0.39	2.93	3.32	(0.39)	(0.94)	—	(1.33)	20.34	0.75	0.75	2.00	10	18.90	246
11/01/15	10/31/16	17.48	0.39	0.85	1.24	(0.37)	—	—	(0.37)	18.35	0.79	0.79	2.17	15	7.18	179
Class R-3*
11/01/19	10/31/20	21.61	0.31	(0.82)	(0.51)	(0.31)	(0.66)	—	(0.97)	20.13	1.27	1.27	1.53	41	(2.41)	1
11/01/18	10/31/19	21.35	0.34	1.74	2.08	(0.32)	(1.50)	—	(1.82)	21.61	1.30	1.30	1.66	25	11.12	2
11/01/17	10/31/18	20.30	0.33	1.56	1.89	(0.34)	(0.50)	—	(0.84)	21.35	1.31	1.31	1.59	10	9.40	2
11/01/16	10/31/17	18.32	0.28	2.91	3.19	(0.27)	(0.94)	—	(1.21)	20.30	1.34	1.34	1.44	10	18.15	2
11/01/15	10/31/16	17.44	0.28	0.87	1.15	(0.27)	—	—	(0.27)	18.32	1.37	1.37	1.60	15	6.61	3
Class R-5*
11/01/19	10/31/20	21.66	0.41	(0.80)	(0.39)	(0.43)	(0.66)	—	(1.09)	20.18	0.72	0.72	2.05	41	(1.82)	7
11/01/18	10/31/19	21.41	0.47	1.73	2.20	(0.45)	(1.50)	—	(1.95)	21.66	0.72	0.72	2.23	25	11.73	4
11/01/17	10/31/18	20.36	0.45	1.56	2.01	(0.46)	(0.50)	—	(0.96)	21.41	0.78	0.78	2.10	10	9.99	0
11/01/16	10/31/17	18.38	0.38	2.93	3.31	(0.39)	(0.94)	—	(1.33)	20.36	0.76	0.76	1.97	10	18.82	0
11/01/15	10/31/16	17.50	0.39	0.87	1.26	(0.38)	—	—	(0.38)	18.38	0.75	0.75	2.21	15	7.27	0

120 | carillontower.com

Financial Highlights

PROSPECTUS    |    3.1. 2 0 2 1

Fiscal period			From investment operations			Dividends & distributions							Ratios to average net asset (%)
Beginning	Ending	Beginning net asset value	Income (loss)	Realized & unrealized gain (loss)	Total	From investment income		From realized gains	From return of capital	Total		Ending net asset value	With expenses waived/ recovered (a)	Without expenses waived/ recovered (a)	Net income (loss) (a)	Portfolio turnover rate (%) (b)	Total return (%) (b)(c)	Ending net assets (millions)

Carillon Eagle Growth & Income Fund (cont’d)
Class R-6*
11/01/19	10/31/20	$ 21.59	$ 0.54	$ (0.98)	$ (0.44)	$ (0.36)		$ (0.66)	$ —	$ (1.02)		$ 20.13	0.62	0.62	2.58	41	(2.03)	$ 2
11/01/18	10/31/19	21.34	0.48	1.73	2.21	(0.46)		(1.50)	—	(1.96)		21.59	0.63	0.63	2.31	25	11.87	49
11/01/17	10/31/18	20.30	0.47	1.56	2.03	(0.49)		(0.50)	—	(0.99)		21.34	0.64	0.64	2.24	10	10.12	42
11/01/16	10/31/17	18.32	0.40	2.93	3.33	(0.41)		(0.94)	—	(1.35)		20.30	0.65	0.65	2.10	10	18.98	40
11/01/15	10/31/16	17.46	0.39	0.87	1.26	(0.40)		—	—	(0.40)		18.32	0.67	0.67	2.18	15	7.30	34
Class Y*
11/01/19	10/31/20	21.60	0.34	(0.80)	(0.46)	(0.35)		(0.66)	—	(1.01)		20.13	1.08	1.08	1.68	41	(2.18)	0
11/01/18	10/31/19	21.35	0.38	1.74	2.12	(0.37)		(1.50)	—	(1.87)		21.60	1.10	1.07	1.82	25	11.35	0
11/20/17	10/31/18	20.48	0.28	1.49	1.77	(0.40)		(0.50)	—	(0.90)		21.35	1.25	1.43	1.35	10	8.74	0

Carillon Eagle Mid Cap Growth Fund
Class A*
11/01/19	10/31/20	63.14	(0.37)	16.27	15.90	—		(1.44)	—	(1.44)		77.60	1.04	1.04	(0.54)	27	25.62	786
11/01/18	10/31/19	56.19	(0.26)	8.71	8.45	—		(1.50)	—	(1.50)		63.14	1.05	1.05	(0.44)	32	15.81	719
11/01/17	10/31/18	56.41	(0.28)	3.06	2.78	—		(3.00)	—	(3.00)		56.19	1.05	1.05	(0.46)	44	4.75	688
11/01/16	10/31/17	42.29	(0.26)	14.38	14.12	—		—	—	—		56.41	1.12	1.12	(0.53)	44	33.39	459
11/01/15	10/31/16	43.39	(0.17)	(0.23)	(0.40)	—		(0.70)	—	(0.70)		42.29	1.17	1.17	(0.40)	34	(0.87)	320
Class C*
11/01/19	10/31/20	49.40	(0.65)	12.61	11.96	—		(1.44)	—	(1.44)		59.92	1.74	1.74	(1.24)	27	24.75	134
11/01/18	10/31/19	44.61	(0.52)	6.81	6.29	—		(1.50)	—	(1.50)		49.40	1.74	1.74	(1.12)	32	15.05	136
11/01/17	10/31/18	45.67	(0.55)	2.49	1.94	—		(3.00)	—	(3.00)		44.61	1.74	1.74	(1.14)	44	4.00	147
11/01/16	10/31/17	34.48	(0.50)	11.69	11.19	—		—	—	—		45.67	1.84	1.84	(1.24)	44	32.45	146
11/01/15	10/31/16	35.76	(0.38)	(0.20)	(0.58)	—		(0.70)	—	(0.70)		34.48	1.88	1.88	(1.11)	34	(1.58)	112
Class I*
11/01/19	10/31/20	67.06	(0.17)	17.33	17.16	—		(1.44)	—	(1.44)		82.78	0.72	0.72	(0.23)	27	26.01	1,547
11/01/18	10/31/19	59.38	(0.08)	9.26	9.18	—		(1.50)	—	(1.50)		67.06	0.74	0.74	(0.12)	32	16.20	1,319
11/01/17	10/31/18	59.29	(0.10)	3.19	3.09	—		(3.00)	—	(3.00)		59.38	0.75	0.75	(0.16)	44	5.05	1,134
11/01/16	10/31/17	44.30	(0.11)	15.10	14.99	—	(d)	—	—	—	(d)	59.29	0.78	0.78	(0.21)	44	33.84	763
11/01/15	10/31/16	45.26	(0.02)	(0.24)	(0.26)	—		(0.70)	—	(0.70)		44.30	0.82	0.82	(0.06)	34	(0.52)	421
Class R-3*
11/01/19	10/31/20	60.92	(0.53)	15.67	15.14	—		(1.44)	—	(1.44)		74.62	1.31	1.31	(0.81)	27	25.30	44
11/01/18	10/31/19	54.42	(0.42)	8.42	8.00	—		(1.50)	—	(1.50)		60.92	1.34	1.34	(0.73)	32	15.49	45
11/01/17	10/31/18	54.88	(0.42)	2.96	2.54	—		(3.00)	—	(3.00)		54.42	1.32	1.32	(0.72)	44	4.43	35
11/01/16	10/31/17	41.25	(0.39)	14.02	13.63	—		—	—	—		54.88	1.38	1.38	(0.80)	44	33.04	32
11/01/15	10/31/16	42.46	(0.28)	(0.23)	(0.51)	—		(0.70)	—	(0.70)		41.25	1.46	1.46	(0.69)	34	(1.16)	21
Class R-5*
11/01/19	10/31/20	66.87	(0.17)	17.27	17.10	—		(1.44)	—	(1.44)		82.53	0.73	0.73	(0.24)	27	25.99	809
11/01/18	10/31/19	59.22	(0.09)	9.24	9.15	—		(1.50)	—	(1.50)		66.87	0.75	0.75	(0.14)	32	16.19	758
11/01/17	10/31/18	59.14	(0.11)	3.19	3.08	—		(3.00)	—	(3.00)		59.22	0.75	0.75	(0.18)	44	5.04	648
11/01/16	10/31/17	44.19	(0.11)	15.06	14.95	—	(d)	—	—	—	(d)	59.14	0.79	0.79	(0.22)	44	33.84	284
11/01/15	10/31/16	45.15	(0.03)	(0.23)	(0.26)	—		(0.70)	—	(0.70)		44.19	0.83	0.83	(0.06)	34	(0.52)	153
Class R-6*
11/01/19	10/31/20	67.58	(0.11)	17.48	17.37	—		(1.44)	—	(1.44)		83.51	0.64	0.64	(0.15)	27	26.12	3,295
11/01/18	10/31/19	59.78	(0.03)	9.33	9.30	—		(1.50)	—	(1.50)		67.58	0.65	0.65	(0.04)	32	16.30	2,695
11/01/17	10/31/18	59.62	(0.06)	3.22	3.16	—		(3.00)	—	(3.00)		59.78	0.66	0.66	(0.09)	44	5.14	1,636
11/01/16	10/31/17	44.51	(0.07)	15.19	15.12	(0.01)		—	—	(0.01)		59.62	0.69	0.69	(0.12)	44	33.97	692
11/01/15	10/31/16	45.43	0.02	(0.24)	(0.22)	—		(0.70)	—	(0.70)		44.51	0.72	0.72	0.04	34	(0.43)	346
Class Y*
11/01/19	10/31/20	66.60	(0.39)	17.17	16.78	—		(1.44)	—	(1.44)		81.94	1.05	1.05	(0.55)	27	25.61	4
11/01/18	10/31/19	59.14	(0.29)	9.25	8.96	—		(1.50)	—	(1.50)		66.60	1.01	1.01	(0.44)	32	15.89	4
11/20/17	10/31/18	60.71	(0.44)	1.87	1.43	—		(3.00)	—	(3.00)		59.14	1.13	1.13	(0.72)	44	2.18	0

Carillon Eagle Small Cap Growth Fund
Class A*
11/01/19	10/31/20	48.23	(0.37)	9.45	9.08	—		(3.27)	—	(3.27)		54.04	1.08	1.08	(0.77)	21	19.50	336
11/01/18	10/31/19	59.15	(0.32)	0.39	0.07	—		(10.99)	—	(10.99)		48.23	1.08	1.08	(0.65)	26	3.64	394
11/01/17	10/31/18	62.31	(0.40)	2.07	1.67	—		(4.83)	—	(4.83)		59.15	1.05	1.05	(0.63)	35	2.61	544
11/01/16	10/31/17	50.48	(0.27)	13.72	13.45	—		(1.62)	—	(1.62)		62.31	1.13	1.13	(0.47)	40	27.22	640
11/01/15	10/31/16	52.98	(0.33)	1.29	0.96	—		(3.46)	—	(3.46)		50.48	1.15	1.15	(0.66)	32	2.07	848
Class C*
11/01/19	10/31/20	31.93	(0.45)	6.11	5.66	—		(3.27)	—	(3.27)		34.32	1.77	1.77	(1.45)	21	18.67	48
11/01/18	10/31/19	43.65	(0.44)	(0.29)	(0.73)	—		(10.99)	—	(10.99)		31.93	1.76	1.76	(1.32)	26	2.92	68
11/01/17	10/31/18	47.51	(0.62)	1.59	0.97	—		(4.83)	—	(4.83)		43.65	1.75	1.75	(1.31)	35	1.89	111
11/01/16	10/31/17	39.10	(0.51)	10.54	10.03	—		(1.62)	—	(1.62)		47.51	1.82	1.82	(1.17)	40	26.37	169
11/01/15	10/31/16	42.10	(0.52)	0.98	0.46	—		(3.46)	—	(3.46)		39.10	1.85	1.85	(1.36)	32	1.37	166

carillontower.com | 121

Financial Highlights

PROSPECTUS    |    3.1. 2 0 2 1

Fiscal period			From investment operations			Dividends & distributions					Ratios to average net asset (%)
Beginning	Ending	Beginning net asset value	Income (loss)	Realized & unrealized gain (loss)	Total	From investment income	From realized gains	From return of capital	Total	Ending net asset value	With expenses waived/ recovered (a)	Without expenses waived/ recovered (a)	Net income (loss) (a)	Portfolio turnover rate (%) (b)	Total return (%) (b)(c)	Ending net assets (millions)
Carillon Eagle Small Cap Growth Fund (cont’d)
Class I*
11/01/19	10/31/20	$ 51.64	$ (0.24)	$ 10.16	$ 9.92	$ —	$ (3.27)	$ —	$ (3.27)	$ 58.29	0.78	0.78	(0.46)	21	19.86	$ 803
11/01/18	10/31/19	62.28	(0.17)	0.52	0.35	—	(10.99)	—	(10.99)	51.64	0.76	0.76	(0.33)	26	3.96	1,040
11/01/17	10/31/18	65.18	(0.22)	2.15	1.93	—	(4.83)	—	(4.83)	62.28	0.75	0.75	(0.33)	35	2.91	1,369
11/01/16	10/31/17	52.55	(0.08)	14.33	14.25	—	(1.62)	—	(1.62)	65.18	0.78	0.78	(0.13)	40	27.68	1,691
11/01/15	10/31/16	54.84	(0.16)	1.33	1.17	—	(3.46)	—	(3.46)	52.55	0.81	0.81	(0.32)	32	2.40	1,374
Class R-3*
11/01/19	10/31/20	46.02	(0.46)	8.99	8.53	—	(3.27)	—	(3.27)	51.28	1.31	1.31	(1.00)	21	19.22	58
11/01/18	10/31/19	57.14	(0.43)	0.30	(0.13)	—	(10.99)	—	(10.99)	46.02	1.34	1.34	(0.90)	26	3.37	66
11/01/17	10/31/18	60.51	(0.55)	2.01	1.46	—	(4.83)	—	(4.83)	57.14	1.32	1.32	(0.90)	35	2.32	85
11/01/16	10/31/17	49.18	(0.40)	13.35	12.95	—	(1.62)	—	(1.62)	60.51	1.38	1.38	(0.73)	40	26.92	98
11/01/15	10/31/16	51.82	(0.43)	1.25	0.82	—	(3.46)	—	(3.46)	49.18	1.39	1.39	(0.90)	32	1.83	94
Class R-5*
11/01/19	10/31/20	51.92	(0.23)	10.22	9.99	—	(3.27)	—	(3.27)	58.64	0.76	0.76	(0.43)	21	19.88	205
11/01/18	10/31/19	62.56	(0.18)	0.53	0.35	—	(10.99)	—	(10.99)	51.92	0.77	0.77	(0.34)	26	3.94	362
11/01/17	10/31/18	65.45	(0.22)	2.16	1.94	—	(4.83)	—	(4.83)	62.56	0.75	0.75	(0.33)	35	2.92	441
11/01/16	10/31/17	52.75	(0.07)	14.39	14.32	—	(1.62)	—	(1.62)	65.45	0.77	0.77	(0.11)	40	27.71	469
11/01/15	10/31/16	55.02	(0.15)	1.34	1.19	—	(3.46)	—	(3.46)	52.75	0.78	0.78	(0.30)	32	2.43	444
Class R-6*
11/01/19	10/31/20	52.56	(0.18)	10.36	10.18	—	(3.27)	—	(3.27)	59.47	0.66	0.66	(0.34)	21	20.01	1,427
11/01/18	10/31/19	63.11	(0.12)	0.56	0.44	—	(10.99)	—	(10.99)	52.56	0.65	0.65	(0.23)	26	4.07	2,186
11/01/17	10/31/18	65.92	(0.16)	2.18	2.02	—	(4.83)	—	(4.83)	63.11	0.65	0.65	(0.24)	35	3.02	2,141
11/01/16	10/31/17	53.06	(0.04)	14.52	14.48	—	(1.62)	—	(1.62)	65.92	0.66	0.66	(0.06)	40	27.86	2,005
11/01/15	10/31/16	55.27	(0.10)	1.35	1.25	—	(3.46)	—	(3.46)	53.06	0.67	0.67	(0.19)	32	2.53	1,139
Class Y*
11/01/19	10/31/20	51.16	(0.51)	10.06	9.55	—	(3.27)	—	(3.27)	57.44	1.25	1.52	(0.97)	21	19.29	0
11/01/18	10/31/19	62.03	(0.33)	0.45	0.12	—	(10.99)	—	(10.99)	51.16	1.17	1.37	(0.61)	26	3.53	0
11/20/17	10/31/18	65.89	(0.50)	1.47	0.97	—	(4.83)	—	(4.83)	62.03	1.12	1.12	(0.77)	35	1.40	0

Carillon Scout International Fund
Class A*
11/01/19	10/31/20	18.93	0.21	(2.28)	(2.07)	(0.39)	(1.05)	—	(1.44)	15.42	1.45	1.46	1.28	21	(12.26)	1
11/01/18	10/31/19	19.02	0.35	1.50	1.85	(0.66)	(1.28)	—	(1.94)	18.93	1.44	1.51	1.97	20	11.82	1
11/20/17	10/31/18	25.05	0.21	(2.26)	(2.05)	(0.22)	(3.76)	—	(3.98)	19.02	1.31	1.31	1.05	13	(9.90)	0
Class C*
11/01/19	10/31/20	18.83	0.10	(2.29)	(2.19)	(0.29)	(1.05)	—	(1.34)	15.30	2.20	2.25	0.58	21	(12.90)	0
11/01/18	10/31/19	18.89	0.20	1.52	1.72	(0.50)	(1.28)	—	(1.78)	18.83	2.19	2.21	1.15	20	10.99	0
11/20/17	10/31/18	25.05	0.18	(2.38)	(2.20)	(0.20)	(3.76)	—	(3.96)	18.89	2.20	2.23	0.87	13	(10.59)	0
Class I*
11/01/19	10/31/20	19.06	0.27	(2.31)	(2.04)	(0.44)	(1.05)	—	(1.49)	15.53	1.14	1.14	1.60	21	(12.03)	451
11/01/18	10/31/19	19.07	0.37	1.56	1.93	(0.66)	(1.28)	—	(1.94)	19.06	1.10	1.10	2.05	20	12.24	711
11/01/17	10/31/18	25.18	0.38	(2.51)	(2.13)	(0.22)	(3.76)	—	(3.98)	19.07	1.06	1.06	1.73	13	(10.12)	821
07/01/17	10/31/17	23.21	0.07	1.90	1.97	—	—	—	—	25.18	1.08	1.08	0.81	7	8.49	1,161
07/01/16	06/30/17	23.10	0.37	3.50	3.87	(0.42)	(3.34)	—	(3.76)	23.21	1.06	1.06	1.61	20	18.80	1,186
07/01/15	06/30/16	33.69	0.56	(3.41)	(2.85)	(0.59)	(7.15)	—	(7.74)	23.10	1.05	1.05	1.38	23	(7.89)	1,484
Class R-3*
11/01/19	10/31/20	18.99	0.17	(2.30)	(2.13)	(0.34)	(1.05)	—	(1.39)	15.47	1.70	2.21	1.03	21	(12.51)	0
11/01/18	10/31/19	18.97	0.26	1.56	1.82	(0.52)	(1.28)	—	(1.80)	18.99	1.70	2.18	1.48	20	11.53	0
11/20/17	10/31/18	25.05	0.23	(2.33)	(2.10)	(0.22)	(3.76)	—	(3.98)	18.97	1.70	2.16	1.14	13	(10.16)	0
Class R-5*
11/01/19	10/31/20	19.05	0.26	(2.29)	(2.03)	(0.44)	(1.05)	—	(1.49)	15.53	1.15	1.69	1.58	21	(12.01)	0
11/01/18	10/31/19	19.06	0.36	1.55	1.91	(0.64)	(1.28)	—	(1.92)	19.05	1.15	1.68	2.03	20	12.10	0
11/20/17	10/31/18	25.05	0.34	(2.34)	(2.00)	(0.23)	(3.76)	—	(3.99)	19.06	1.15	1.66	1.69	13	(9.68)	0
Class R-6*
11/01/19	10/31/20	19.04	0.28	(2.29)	(2.01)	(0.46)	(1.05)	—	(1.51)	15.52	1.04	1.04	1.73	21	(11.89)	3
11/01/18	10/31/19	19.08	0.39	1.54	1.93	(0.69)	(1.28)	—	(1.97)	19.04	1.02	1.02	2.20	20	12.27	3
11/20/17	10/31/18	25.05	0.32	(2.30)	(1.98)	(0.23)	(3.76)	—	(3.99)	19.08	0.99	0.99	1.60	13	(9.59)	3
Class Y*
11/01/19	10/31/20	19.01	0.21	(2.29)	(2.08)	(0.39)	(1.05)	—	(1.44)	15.49	1.45	2.19	1.28	21	(12.27)	0
11/01/18	10/31/19	19.01	0.31	1.55	1.86	(0.58)	(1.28)	—	(1.86)	19.01	1.45	2.19	1.73	20	11.79	0
11/20/17	10/31/18	25.05	0.28	(2.34)	(2.06)	(0.22)	(3.76)	—	(3.98)	19.01	1.45	2.16	1.39	13	(9.94)	0

Carillon Scout Mid Cap Fund
Class A*
11/01/19	10/31/20	18.38	0.02	1.63	1.65	(0.10)	(0.01)	—	(0.11)	19.92	1.22	1.22	0.12	109	9.01	19
11/01/18	10/31/19	18.37	0.09	1.20	1.29	(0.09)	(1.19)	—	(1.28)	18.38	1.20	1.20	0.50	170	8.31	21
11/20/17	10/31/18	20.18	0.05	(0.30)	(0.25)	(0.02)	(1.54)	—	(1.56)	18.37	1.19	1.19	0.28	106	(1.51)	7

122 | carillontower.com

Financial Highlights

PROSPECTUS    |    3.1. 2 0 2 1

Fiscal period			From investment operations				Dividends & distributions					Ratios to average net asset (%)
Beginning	Ending	Beginning net asset value	Income (loss)		Realized & unrealized gain (loss)	Total	From investment income	From realized gains	From return of capital	Total	Ending net asset value	With expenses waived/ recovered (a)	Without expenses waived/ recovered (a)	Net income (loss) (a)	Portfolio turnover rate (%) (b)	Total return (%) (b)(c)	Ending net assets (millions)
Carillon Scout Mid Cap Fund (cont’d)
Class C*
11/01/19	10/31/20	$ 18.17	$ (0.12)		$ 1.61	$ 1.49	$ —	$ (0.01)	$ —	$ (0.01)	$ 19.65	2.00	2.00	(0.65)	109	8.23	$ 19
11/01/18	10/31/19	18.26	(0.05)		1.18	1.13	(0.03)	(1.19)	—	(1.22)	18.17	1.99	1.99	(0.28)	170	7.34	20
11/20/17	10/31/18	20.18	(0.09)		(0.28)	(0.37)	(0.01)	(1.54)	—	(1.55)	18.26	1.94	1.94	(0.47)	106	(2.16)	9
Class I*
11/01/19	10/31/20	18.46	0.07		1.64	1.71	(0.13)	(0.01)	—	(0.14)	20.03	0.97	0.97	0.37	109	9.31	2,581
11/01/18	10/31/19	18.41	0.13		1.20	1.33	(0.09)	(1.19)	—	(1.28)	18.46	0.98	0.98	0.75	170	8.48	2,685
11/01/17	10/31/18	19.77	0.08		0.12	0.20	(0.02)	(1.54)	—	(1.56)	18.41	0.97	0.97	0.40	106	0.74	2,420
07/01/17	10/31/17	18.11	—	(d)	1.66	1.66	—	—	—	—	19.77	1.01	1.01	0.03	20	9.17	1,675
07/01/16	06/30/17	15.06	0.07		3.35	3.42	(0.07)	(0.30)	—	(0.37)	18.11	1.03	1.03	0.43	87	22.93	1,437
07/01/15	06/30/16	16.02	0.21		0.13	0.34	(0.17)	(1.13)	—	(1.30)	15.06	1.04	1.04	1.34	161	2.69	1,292
Class R-3*
11/01/19	10/31/20	18.29	(0.04)		1.63	1.59	(0.06)	(0.01)	—	(0.07)	19.81	1.54	1.54	(0.22)	109	8.71	3
11/01/18	10/31/19	18.32	0.03		1.19	1.22	(0.06)	(1.19)	—	(1.25)	18.29	1.56	1.56	0.16	170	7.87	3
11/20/17	10/31/18	20.18	0.01		(0.32)	(0.31)	(0.01)	(1.54)	—	(1.55)	18.32	1.44	1.44	0.04	106	(1.83)	2
Class R-5*
11/01/19	10/31/20	18.37	0.06		1.63	1.69	(0.14)	(0.01)	—	(0.15)	19.91	0.97	0.97	0.33	109	9.30	2
11/01/18	10/31/19	18.35	0.13		1.19	1.32	(0.11)	(1.19)	—	(1.30)	18.37	1.00	1.00	0.72	170	8.47	2
11/20/17	10/31/18	20.18	0.10		(0.36)	(0.26)	(0.03)	(1.54)	—	(1.57)	18.35	0.99	0.99	0.53	106	(1.62)	1
Class R-6*
11/01/19	10/31/20	18.45	0.07		1.65	1.72	(0.15)	(0.01)	—	(0.16)	20.01	0.88	0.88	0.36	109	9.38	171
11/01/18	10/31/19	18.41	0.15		1.19	1.34	(0.11)	(1.19)	—	(1.30)	18.45	0.88	0.88	0.82	170	8.60	108
11/20/17	10/31/18	20.18	0.12		(0.32)	(0.20)	(0.03)	(1.54)	—	(1.57)	18.41	0.90	0.90	0.62	106	(1.29)	34
Class Y*
11/01/19	10/31/20	18.36	0.03		1.60	1.63	(0.08)	(0.01)	—	(0.09)	19.90	1.28	1.28	0.17	109	8.94	9
11/01/18	10/31/19	18.37	0.08		1.20	1.28	(0.10)	(1.19)	—	(1.29)	18.36	1.26	1.26	0.45	170	8.20	24
11/20/17	10/31/18	20.18	0.07		(0.32)	(0.25)	(0.02)	(1.54)	—	(1.56)	18.37	1.19	1.19	0.36	106	(1.51)	2

Carillon Scout Small Cap Fund
Class A*
11/01/19	10/31/20	28.20	(0.16)		2.56	2.40	—	(1.10)	—	(1.10)	29.50	1.19	1.19	(0.58)	22	8.69	12
11/01/18	10/31/19	27.10	(0.07)		1.23	1.16	—	(0.06)	—	(0.06)	28.20	1.16	1.16	(0.27)	21	4.30	13
11/20/17	10/31/18	29.63	(0.26)		2.68	2.42	—	(4.95)	—	(4.95)	27.10	1.23	1.23	(0.95)	22	8.00	12
Class C*
11/01/19	10/31/20	27.78	(0.35)		2.49	2.14	—	(1.10)	—	(1.10)	28.82	1.95	1.95	(1.32)	22	7.85	5
11/01/18	10/31/19	26.89	(0.25)		1.20	0.95	—	(0.06)	—	(0.06)	27.78	1.92	1.92	(0.92)	21	3.55	8
11/20/17	10/31/18	29.63	(0.47)		2.68	2.21	—	(4.95)	—	(4.95)	26.89	1.97	1.97	(1.69)	22	7.21	14
Class I*
11/01/19	10/31/20	28.34	(0.09)		2.57	2.48	—	(1.10)	—	(1.10)	29.72	0.95	0.95	(0.34)	22	8.93	268
11/01/18	10/31/19	27.17	(0.02)		1.25	1.23	—	(0.06)	—	(0.06)	28.34	0.95	0.94	(0.06)	21	4.55	297
11/01/17	10/31/18	29.33	(0.14)		2.93	2.79	—	(4.95)	—	(4.95)	27.17	0.95	0.97	(0.49)	22	9.36	287
07/01/17	10/31/17	26.81	(0.04)		2.56	2.52	—	—	—	—	29.33	1.03	1.03	(0.45)	6	9.40	271
07/01/16	06/30/17	21.45	(0.09)		6.52	6.43	—	(1.07)	—	(1.07)	26.81	1.04	1.04	(0.39)	25	30.70	242
07/01/15	06/30/16	26.61	(0.07)		(1.55)	(1.62)	—	(3.54)	—	(3.54)	21.45	1.13	1.13	(0.32)	16	(6.01)	198
Class R-3*
11/01/19	10/31/20	28.03	(0.23)		2.52	2.29	—	(1.10)	—	(1.10)	29.22	1.50	1.66	(0.86)	22	8.34	0
11/01/18	10/31/19	27.02	(0.16)		1.23	1.07	—	(0.06)	—	(0.06)	28.03	1.50	1.55	(0.56)	21	3.98	0
11/20/17	10/31/18	29.63	(0.33)		2.67	2.34	—	(4.95)	—	(4.95)	27.02	1.50	1.67	(1.20)	22	7.70	0
Class R-5*
11/01/19	10/31/20	28.34	(0.10)		2.58	2.48	—	(1.10)	—	(1.10)	29.72	0.95	1.05	(0.36)	22	8.93	0
11/01/18	10/31/19	27.17	(0.02)		1.25	1.23	—	(0.06)	—	(0.06)	28.34	0.95	0.99	(0.07)	21	4.55	0
11/20/17	10/31/18	29.63	(0.17)		2.66	2.49	—	(4.95)	—	(4.95)	27.17	0.95	1.32	(0.60)	22	8.26	0
Class R-6*
11/01/19	10/31/20	28.41	(0.08)		2.59	2.51	—	(1.10)	—	(1.10)	29.82	0.85	0.85	(0.30)	22	9.02	9
11/01/18	10/31/19	27.20	—	(d)	1.27	1.27	—	(0.06)	—	(0.06)	28.41	0.84	0.84	0.01	21	4.69	6
11/20/17	10/31/18	29.63	(0.13)		2.65	2.52	—	(4.95)	—	(4.95)	27.20	0.85	0.86	(0.47)	22	8.37	5
Class Y*
11/01/19	10/31/20	28.17	(0.19)		2.57	2.38	—	(1.10)	—	(1.10)	29.45	1.25	1.25	(0.69)	22	8.62	0
11/01/18	10/31/19	27.09	(0.10)		1.24	1.14	—	(0.06)	—	(0.06)	28.17	1.25	1.23	(0.36)	21	4.23	0
11/20/17	10/31/18	29.63	(0.24)		2.65	2.41	—	(4.95)	—	(4.95)	27.09	1.25	1.59	(0.87)	22	7.96	0

Carillon Reams Core Bond Fund
Class A*
11/01/19	10/31/20	12.02	0.12		1.40	1.52	(0.16)	(0.24)	—	(0.40)	13.14	0.80	1.03	0.93	549	12.94	4
11/01/18	10/31/19	11.03	0.22		0.99	1.21	(0.22)	—	—	(0.22)	12.02	0.80	1.20	1.85	409	11.12	1
11/20/17	10/31/18	11.42	0.20		(0.40)	(0.20)	(0.19)	—	—	(0.19)	11.03	0.80	1.16	1.88	278	(1.78)	1

carillontower.com | 123

Financial Highlights

PROSPECTUS    |    3.1. 2 0 2 1

Fiscal period			From investment operations			Dividends & distributions					Ratios to average net asset (%)
Beginning	Ending	Beginning net asset value	Income (loss)	Realized & unrealized gain (loss)	Total	From investment income	From realized gains	From return of capital	Total	Ending net asset value	With expenses waived/ recovered (a)	Without expenses waived/ recovered (a)	Net income (loss) (a)	Portfolio turnover rate (%) (b)	Total return (%) (b)(c)	Ending net assets (millions)
Carillon Reams Core Bond Fund (cont’d)
Class C*
11/01/19	10/31/20	$ 12.01	$ (0.02)	$ 1.44	$ 1.42	$ (0.08)	$ (0.24)	$ —	$ (0.32)	$ 13.11	1.55	1.72	(0.14)	549	12.09	$ 11
11/01/18	10/31/19	11.02	0.13	0.99	1.12	(0.13)	—	—	(0.13)	12.01	1.55	2.00	1.09	409	10.25	1
11/20/17	10/31/18	11.42	0.12	(0.40)	(0.28)	(0.12)	—	—	(0.12)	11.02	1.55	1.99	1.11	278	(2.43)	0
Class I*
11/01/19	10/31/20	12.04	0.15	1.41	1.56	(0.20)	(0.24)	—	(0.44)	13.16	0.40	0.76	1.19	549	13.35	552
11/01/18	10/31/19	11.04	0.26	1.01	1.27	(0.27)	—	—	(0.27)	12.04	0.40	0.98	2.28	409	11.64	105
11/01/17	10/31/18	11.40	0.24	(0.38)	(0.14)	(0.22)	—	—	(0.22)	11.04	0.40	0.87	2.12	278	(1.23)	105
07/01/17	10/31/17	11.37	0.07	0.03	0.10	(0.07)	—	—	(0.07)	11.40	0.40	0.69	1.65	126	0.85	141
07/01/16	06/30/17	11.90	0.15	(0.24)	(0.09)	(0.19)	(0.25)	—	(0.44)	11.37	0.40	0.66	1.30	390	(0.71)	166
07/01/15	06/30/16	11.42	0.18	0.49	0.67	(0.19)	—	—	(0.19)	11.90	0.40	0.62	1.62	453	6.00	204
Class R-3*
11/01/19	10/31/20	12.03	0.08	1.40	1.48	(0.12)	(0.24)	—	(0.36)	13.15	1.05	1.59	0.59	549	12.63	0
11/01/18	10/31/19	11.04	0.19	0.99	1.18	(0.19)	—	—	(0.19)	12.03	1.05	1.97	1.61	409	10.82	0
11/20/17	10/31/18	11.42	0.16	(0.38)	(0.22)	(0.16)	—	—	(0.16)	11.04	1.05	2.02	1.51	278	(1.96)	0
Class R-5*
11/01/19	10/31/20	12.04	0.17	1.38	1.55	(0.19)	(0.24)	—	(0.43)	13.16	0.50	1.25	1.36	549	13.23	0
11/01/18	10/31/19	11.05	0.25	1.00	1.25	(0.26)	—	—	(0.26)	12.04	0.50	1.46	2.17	409	11.42	0
11/20/17	10/31/18	11.42	0.22	(0.38)	(0.16)	(0.21)	—	—	(0.21)	11.05	0.50	1.52	2.06	278	(1.40)	0
Class R-6*
11/01/19	10/31/20	12.04	0.12	1.44	1.56	(0.20)	(0.24)	—	(0.44)	13.16	0.40	0.72	0.92	549	13.35	1
11/01/18	10/31/19	11.05	0.26	1.00	1.26	(0.27)	—	—	(0.27)	12.04	0.40	1.46	2.26	409	11.53	0
11/20/17	10/31/18	11.42	0.23	(0.38)	(0.15)	(0.22)	—	—	(0.22)	11.05	0.40	1.52	2.16	278	(1.32)	0
Class Y*
11/01/19	10/31/20	12.03	0.07	1.45	1.52	(0.16)	(0.24)	—	(0.40)	13.15	0.80	0.98	0.55	549	12.96	57
11/01/18	10/31/19	11.04	0.22	0.99	1.21	(0.22)	—	—	(0.22)	12.03	0.80	1.26	1.89	409	11.09	1
11/01/17	10/31/18	11.40	0.19	(0.37)	(0.18)	(0.18)	—	—	(0.18)	11.04	0.80	1.19	1.71	278	(1.60)	2
07/01/17	10/31/17	11.37	0.05	0.03	0.08	(0.05)	—	—	(0.05)	11.40	0.80	1.00	1.25	126	0.71	3
07/01/16	06/30/17	11.90	0.10	(0.24)	(0.14)	(0.14)	(0.25)	—	(0.39)	11.37	0.79	0.97	0.91	390	(1.09)	3
07/01/15	06/30/16	11.42	0.15	0.49	0.64	(0.16)	—	—	(0.16)	11.90	0.75	0.97	1.27	453	5.63	4

Carillon Reams Core Plus Bond Fund
Class A*
11/01/19	10/31/20	33.43	0.40	3.99	4.39	(0.64)	(0.61)	—	(1.25)	36.57	0.80	0.90	1.09	559	13.56	6
11/01/18	10/31/19	30.44	0.58	3.01	3.59	(0.60)	—	—	(0.60)	33.43	0.80	0.98	1.79	413	11.89	0
11/20/17	10/31/18	31.76	0.54	(1.36)	(0.82)	(0.50)	—	—	(0.50)	30.44	0.80	0.97	1.85	292	(2.60)	0
Class C*
11/01/19	10/31/20	33.38	0.11	4.06	4.17	(0.39)	(0.61)	—	(1.00)	36.55	1.55	1.66	0.30	559	12.84	5
11/01/18	10/31/19	30.41	0.34	3.00	3.34	(0.37)	—	—	(0.37)	33.38	1.55	1.78	1.05	413	11.06	0
11/20/17	10/31/18	31.76	0.32	(1.36)	(1.04)	(0.31)	—	—	(0.31)	30.41	1.55	1.85	1.09	292	(3.31)	0
Class I*
11/01/19	10/31/20	33.45	0.60	3.96	4.56	(0.76)	(0.61)	—	(1.37)	36.64	0.40	0.65	1.72	559	14.11	1,132
11/01/18	10/31/19	30.46	0.72	2.99	3.71	(0.72)	—	—	(0.72)	33.45	0.40	0.66	2.23	413	12.32	635
11/01/17	10/31/18	31.74	0.66	(1.34)	(0.68)	(0.60)	—	—	(0.60)	30.46	0.40	0.60	2.11	292	(2.17)	607
07/01/17	10/31/17	31.64	0.16	0.11	0.27	(0.16)	—	(0.01)	(0.17)	31.74	0.40	0.58	1.53	123	0.85	741
07/01/16	06/30/17	32.98	0.42	(0.51)	(0.09)	(0.52)	(0.73)	—	(1.25)	31.64	0.40	0.59	1.32	433	(0.18)	784
07/01/15	06/30/16	32.27	0.60	1.14	1.74	(0.56)	(0.47)	—	(1.03)	32.98	0.40	0.55	1.87	480	5.53	844
Class R-3*
11/01/19	10/31/20	33.43	0.37	3.97	4.34	(0.54)	(0.61)	—	(1.15)	36.62	1.05	1.55	1.06	559	13.40	0
11/01/18	10/31/19	30.44	0.50	3.00	3.50	(0.51)	—	—	(0.51)	33.43	1.05	1.68	1.57	413	11.60	0
11/20/17	10/31/18	31.76	0.45	(1.34)	(0.89)	(0.43)	—	—	(0.43)	30.44	1.05	1.77	1.51	292	(2.84)	0
Class R-5*
11/01/19	10/31/20	33.45	0.59	3.95	4.54	(0.73)	(0.61)	—	(1.34)	36.65	0.50	1.08	1.68	559	14.03	0
11/01/18	10/31/19	30.46	0.68	3.00	3.68	(0.69)	—	—	(0.69)	33.45	0.50	1.18	2.12	413	12.20	0
11/20/17	10/31/18	31.76	0.61	(1.34)	(0.73)	(0.57)	—	—	(0.57)	30.46	0.50	1.27	2.07	292	(2.31)	0
Class R-6*
11/01/19	10/31/20	33.45	0.59	3.98	4.57	(0.76)	(0.61)	—	(1.37)	36.65	0.40	0.93	1.63	559	14.14	0
11/01/18	10/31/19	30.46	0.71	3.00	3.71	(0.72)	—	—	(0.72)	33.45	0.40	1.18	2.22	413	12.32	0
11/20/17	10/31/18	31.76	0.64	(1.34)	(0.70)	(0.60)	—	—	(0.60)	30.46	0.40	1.27	2.17	292	(2.23)	0
Class Y*
11/01/19	10/31/20	33.43	0.43	3.98	4.41	(0.63)	(0.61)	—	(1.24)	36.60	0.80	0.93	1.18	559	13.64	99
11/01/18	10/31/19	30.44	0.59	2.99	3.58	(0.59)	—	—	(0.59)	33.43	0.80	0.97	1.84	413	11.87	14
11/01/17	10/31/18	31.73	0.53	(1.34)	(0.81)	(0.48)	—	—	(0.48)	30.44	0.80	0.96	1.70	292	(2.56)	17
07/01/17	10/31/17	31.63	0.12	0.10	0.22	(0.11)	—	(0.01)	(0.12)	31.73	0.80	0.93	1.13	123	0.71	28
07/01/16	06/30/17	32.97	0.30	(0.51)	(0.21)	(0.39)	(0.74)	—	(1.13)	31.63	0.78	0.91	0.94	433	(0.57)	30
07/01/15	06/30/16	32.27	0.48	1.14	1.62	(0.45)	(0.47)	—	(0.92)	32.97	0.74	0.89	1.53	480	5.16	82

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Financial Highlights

PROSPECTUS    |    3.1. 2 0 2 1

Fiscal period			From investment operations			Dividends & distributions					Ratios to average net asset (%)
Beginning	Ending	Beginning net asset value	Income (loss)	Realized & unrealized gain (loss)	Total	From investment income	From realized gains	From return of capital	Total	Ending net asset value	With expenses waived/ recovered (a)	Without expenses waived/ recovered (a)	Net income (loss) (a)	Portfolio turnover rate (%) (b)	Total return (%) (b)(c)	Ending net assets (millions)
Carillon Reams Unconstrained Bond Fund
Class A*
11/01/19	10/31/20	$ 12.13	$ 0.19	$ 0.76	$ 0.95	$ (0.27)	$ —	$ —	$ (0.27)	$ 12.81	0.80	1.09	1.56	435	7.97	$ 1
11/01/18	10/31/19	11.45	0.21	0.69	0.90	(0.22)	—	—	(0.22)	12.13	0.80	1.14	1.74	289	7.92	0
11/20/17	10/31/18	11.83	0.21	(0.41)	(0.20)	(0.18)	—	—	(0.18)	11.45	0.80	1.20	1.85	139	(1.71)	0
Class C*
11/01/19	10/31/20	12.10	0.10	0.77	0.87	(0.18)	—	—	(0.18)	12.79	1.55	1.88	0.77	435	7.25	2
11/01/18	10/31/19	11.42	0.11	0.71	0.82	(0.14)	—	—	(0.14)	12.10	1.55	1.96	0.92	289	7.19	0
11/20/17	10/31/18	11.83	0.11	(0.41)	(0.30)	(0.11)	—	—	(0.11)	11.42	1.55	2.42	0.99	139	(2.55)	0
Class I*
11/01/19	10/31/20	12.12	0.23	0.76	0.99	(0.30)	—	—	(0.30)	12.81	0.50	0.85	1.86	435	8.36	878
11/01/18	10/31/19	11.43	0.24	0.70	0.94	(0.25)	—	—	(0.25)	12.12	0.50	0.85	2.07	289	8.31	907
11/01/17	10/31/18	11.85	0.22	(0.43)	(0.21)	(0.21)	—	—	(0.21)	11.43	0.50	0.83	1.90	139	(1.79)	1,183
07/01/17	10/31/17	11.83	0.04	0.02	0.06	(0.04)	—	—	(0.04)	11.85	0.50	0.80	1.00	83	0.48	1,521
07/01/16	06/30/17	11.70	0.10	0.15	0.25	(0.12)	—	—	(0.12)	11.83	0.50	0.80	0.86	370	2.15	1,475
07/01/15	06/30/16	11.32	0.21	0.27	0.48	(0.10)	—	—	(0.10)	11.70	0.50	0.82	1.88	615	4.28	1,281
Class R-3*
11/01/19	10/31/20	12.11	0.16	0.78	0.94	(0.24)	—	—	(0.24)	12.81	1.05	1.81	1.32	435	7.85	0
11/01/18	10/31/19	11.43	0.18	0.69	0.87	(0.19)	—	—	(0.19)	12.11	1.05	1.80	1.51	289	7.63	0
11/20/17	10/31/18	11.83	0.15	(0.39)	(0.24)	(0.16)	—	—	(0.16)	11.43	1.05	2.25	1.40	139	(2.09)	0
Class R-5*
11/01/19	10/31/20	12.12	0.23	0.76	0.99	(0.30)	—	—	(0.30)	12.81	0.50	1.30	1.87	435	8.36	0
11/01/18	10/31/19	11.43	0.24	0.70	0.94	(0.25)	—	—	(0.25)	12.12	0.50	1.37	2.06	289	8.31	0
11/20/17	10/31/18	11.83	0.21	(0.40)	(0.19)	(0.21)	—	—	(0.21)	11.43	0.50	1.45	1.95	139	(1.62)	0
Class R-6*
11/01/19	10/31/20	12.12	0.24	0.77	1.01	(0.32)	—	—	(0.32)	12.81	0.40	0.76	1.97	435	8.47	43
11/01/18	10/31/19	11.43	0.26	0.69	0.95	(0.26)	—	—	(0.26)	12.12	0.40	0.76	2.17	289	8.42	34
11/20/17	10/31/18	11.83	0.25	(0.43)	(0.18)	(0.22)	—	—	(0.22)	11.43	0.40	0.76	2.32	139	(1.53)	29
Class Y*
11/01/19	10/31/20	12.18	0.19	0.78	0.97	(0.27)	—	—	(0.27)	12.88	0.80	1.15	1.55	435	8.07	25
11/01/18	10/31/19	11.49	0.21	0.69	0.90	(0.21)	—	—	(0.21)	12.18	0.80	1.15	1.77	289	7.93	23
11/01/17	10/31/18	11.90	0.18	(0.41)	(0.23)	(0.18)	—	—	(0.18)	11.49	0.80	1.14	1.58	139	(1.97)	37
07/01/17	10/31/17	11.88	0.03	0.02	0.05	(0.03)	—	—	(0.03)	11.90	0.80	1.07	0.69	83	0.38	71
07/01/16	06/30/17	11.75	0.07	0.14	0.21	(0.08)	—	—	(0.08)	11.88	0.80	1.09	0.56	370	1.78	99
07/01/15	06/30/16	11.30	0.13	0.32	0.45	—	—	—	—	11.75	0.79	1.11	1.59	615	3.98	92

* Per share amounts have been calculated using the daily average share method.

(a) Annualized for periods less than one year.

(b) Not annualized for periods less than one year.

(c) Total returns are calculated without the imposition of either front-end or contingent deferred sales charges.

(d) Per share amount is less than $0.005.

carillontower.com | 125

For More Information

More information on these funds is available free upon request, including the following:

Financial reports | Additional information about each fund’s investments is or will be available in each fund’s annual and semiannual reports to shareholders. In those reports, you will find a discussion of the market conditions and investment strategies that affected each fund’s performance during the fiscal period.

Statement of additional information (“SAI”) | Additional information about each fund and its policies may be found in the SAI. A current SAI is on file with the Securities and Exchange Commission (“Commission”) and is incorporated herein by reference (meaning it is legally considered part of this Prospectus).

To obtain the SAI, Prospectus, annual report, semiannual report, privacy notice, performance information, an account application, a schedule of portfolio holdings found on Form N-Q, other information or to make an inquiry, without charge, contact the Carillon Family of Funds:

By mail:	P.O. Box 23572
St. Petersburg, FL 33742

By telephone:	1.800.421.4184

By internet:	carillontower.com

These documents and other information about the funds can be viewed on-screen or downloaded from the EDGAR Database on the Commission’s Internet website at www.sec.gov; or after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

The Carillon Family of Funds is pleased to offer the convenience of viewing shareholder communications, including fund prospectuses, annual reports, and proxy statements, online at carillontower.com.

The Investment Company and Securities Act registration numbers are:

Investment Company Act	811-07470

Securities Act	033-57986

No dealer, salesperson or other person has been authorized to give any information or to make any representation other than that contained in this Prospectus in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon unless having been authorized by the funds or their distributor. This Prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

126 | carillontower.com

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STATEMENT OF ADDITIONAL INFORMATION

CARILLON MUTUAL FUNDS

•	CARILLON CLARIVEST CAPITAL APPRECIATION FUND
•	CARILLON CLARIVEST INTERNATIONAL STOCK FUND
•	CARILLON EAGLE GROWTH & INCOME FUND
•	CARILLON EAGLE MID CAP GROWTH FUND
•	CARILLON EAGLE SMALL CAP GROWTH FUND
•	CARILLON SCOUT INTERNATIONAL FUND
•	CARILLON SCOUT MID CAP FUND
•	CARILLON SCOUT SMALL CAP FUND
•	CARILLON REAMS CORE BOND FUND
•	CARILLON REAMS CORE PLUS BOND FUND
•	CARILLON REAMS UNCONSTRAINED BOND FUND

This Statement of Additional Information (“SAI”) dated March 1, 2021 should be read in conjunction with the Prospectus dated March 1, 2021 describing the shares of the eleven series of the Carillon Series Trust (the “Trust”), which are the Carillon ClariVest Capital Appreciation Fund, the Carillon ClariVest International Stock Fund, the Carillon Eagle Growth & Income Fund, the Carillon Eagle Mid Cap Growth Fund, the Carillon Eagle Small Cap Growth Fund, the Carillon Scout International Fund, the Scout Mid Cap Fund, the Scout Small Cap Fund, the Carillon Reams Core Bond Fund, the Carillon Reams Core Plus Bond Fund, and the Carillon Reams Unconstrained Bond Fund (each a “fund” and, collectively, the “funds”).

This SAI is not a prospectus itself. The financial statements for the funds’ fiscal year ended October 31, 2020, which were audited by PricewaterhouseCoopers LLP, the funds’ independent registered public accounting firm, are incorporated herein by reference to the funds’ Annual Reports to Shareholders dated October 31, 2020. Copies of the Prospectus and the Trust’s Annual and Semiannual Reports to shareholders are available, without charge, upon request by writing to Carillon Family of Funds at P.O. Box 23572, St. Petersburg, FL, 33742, calling 800.421.4184 or by visiting our website at carillontower.com.

	Class A	Class C	Class I	Class Y	Class R-3	Class R-5	Class R-6
Capital Appreciation Fund	HRCPX	HRCCX	HRCIX	HRCYX	HRCLX	HRCMX	HRCUX

International Stock Fund	EISAX	EISDX	EISIX	EISYX	EISRX	EISSX	EISVX

Growth & Income Fund	HRCVX	HIGCX	HIGJX	HIGYX	HIGRX	HIGSX	HIGUX

Mid Cap Growth Fund	HAGAX	HAGCX	HAGIX	HRAYX	HAREX	HARSX	HRAUX

Small Cap Growth Fund	HRSCX	HSCCX	HSIIX	HSRYX	HSRRX	HSRSX	HSRUX

International Fund	CSIGX	CSIHX	UMBWX	CSIZX	CSIQX	CSIUX	CSIWX

Mid Cap Fund	CSMEX	CSMFX	UMBMX	CSMZX	CSMRX	CSMSX	CSMUX

Small Cap Fund	CSSAX	CSSJX	UMBHX	CSSWX	CSSQX	CSSSX	CSSVX

Core Bond Fund	CRCBX	CRCDX	SCCIX	SCCYX	CRCQX	CRCSX	CRCUX

Core Plus Bond Fund	SCPDX	SCPEX	SCPZX	SCPYX	SCPUX	SCPVX	SCPWX

Unconstrained Bond Fund	SUBDX	SUBEX	SUBFX	SUBYX	SUBRX	SUBSX	SUBTX

Carillon Tower Advisers, Inc.

P.O. Box 23572, St. Petersburg, Florida 33742

ii

TABLE OF CONTENTS

	F.	Portfolio Turnover and Brokerage Practices	108
	G.	Distribution of Shares	113
	H.	Payments to Dealers	116
XIII.	Additional Services to the Funds		118
APPENDIX A			A-1
APPENDIX B			B-1
APPENDIX C			C-1

I.	GENERAL INFORMATION

The funds are separate series of Carillon Series Trust (the “Trust”), which was established as a Delaware statutory trust on May 5, 2017. The Trust is registered as an open-end diversified management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). On November 20, 2017, the Trust adopted and succeeded to the registration statement of Eagle Series Trust. On that date, each of the Carillon ClariVest International Stock Fund, the Carillon Eagle Mid Cap Growth Fund, and the Carillon Eagle Small Cap Growth Fund became the successor to a corresponding series of Eagle Series Trust and changed its name, as set forth below:

Fund	Formerly
Carillon ClariVest International Stock Fund (“International Stock”)	Eagle International Stock Fund
Carillon Eagle Mid Cap Growth Fund (“Mid Cap Growth”)	Prior to January 2, 2004, named Aggressive Growth Fund, from January 2, 2004 to November 1, 2008, named Diversified Growth Fund, and from November 1, 2008 to November 20, 2017, named Eagle Mid Cap Growth Fund
Carillon Eagle Small Cap Growth Fund (“Small Cap Growth”)	Prior to November 1, 2008, named Small Cap Stock Fund, and from November 1, 2008 to November 20, 2017, named Eagle Small Cap Growth Fund

Eagle Series Trust, formerly known as the Heritage Series Trust, was established as a Massachusetts business trust under a Declaration of Trust dated October 28, 1992.

In addition, on November 20, 2017: (1) Carillon ClariVest Capital Appreciation Fund (“Capital Appreciation”) acquired all the assets and assumed all the liabilities of Eagle Capital Appreciation Fund, (2) Carillon Eagle Growth & Income Fund (“Growth & Income”) acquired all the assets and assumed all the liabilities of Eagle Growth & Income Fund, and (3) each of the Carillon Scout International Fund, the Carillon Scout Mid Cap Fund, the Carillon Scout Small Cap Fund, the Carillon Reams Core Bond Fund, the Carillon Reams Core Plus Bond Fund, and the Carillon Reams Unconstrained Bond Fund acquired all the assets and assumed all the liabilities of a corresponding series of the Scout Funds, as set forth below:

Fund	Formerly
Carillon Scout International Fund (“International”)	Scout International Fund
Carillon Scout Mid Cap Fund (“Mid Cap”)	Scout Mid Cap Fund
Carillon Scout Small Cap Fund (“Small Cap”)	Scout Small Cap Fund
Carillon Reams Core Bond Fund (“Core Bond”)	Scout Core Bond Fund

Fund	Formerly
Carillon Reams Core Plus Bond Fund (“Core Plus Bond”)	Scout Core Plus Bond Fund
Carillon Reams Unconstrained Bond Fund (“Unconstrained Bond”)	Scout Unconstrained Bond Fund

Since the objective and policies of each of the International Fund, the Mid Cap Fund, the Small Cap Fund, the Core Bond Fund, the Core Plus Bond Fund, and the Unconstrained Bond Fund are the same in all material respects as each fund’s predecessor, and since each of these funds has engaged the investment advisor that previously provided services to its predecessor as sub-adviser, each of these funds has adopted the prior performance and financial history of its predecessor.

Each fund currently offers Class A shares sold subject to a front-end sales charge (“Class A shares”) and Class C shares sold subject to a 1% contingent deferred sales charge (“CDSC”) (“Class C shares”). In addition, each fund offers Class Y and Class R-3 shares, each sold without a front-end sales charge or CDSC. Each fund also offers Class I, Class R-5 and Class R-6 shares, each sold without a front-end sales charge, CDSC or Rule 12b-1 fee.

Each fund described in this SAI operates for many purposes as if it were an independent company. Each fund has its own objective(s), policies, strategies and portfolio managers, among other characteristics.

II.	INVESTMENT INFORMATION

A.	Investment Policies, Strategies and Risks

This section provides a detailed description of the securities in which a fund may invest to achieve its investment objective(s), the strategies it may employ and the corresponding risks of such securities and strategies. For more information regarding the description of various types of securities in which a fund may invest, please refer to Appendix A, Investment Types Glossary. Each fund may invest in the types of assets described below, either directly or indirectly, unless otherwise noted or as shown in Appendix C. For more information on a fund’s principal strategies and risks, please see the funds’ Prospectus.

Equity Securities:

Common Stocks. Each fund, except Core Bond and Core Plus Bond, may invest in common stocks, which represent an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of bondholders, other debt holders, owners of preferred stock, and general creditors take precedence over the claims of those who own common stock. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock.

Convertible Securities. Each fund may invest in convertible securities. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The market value of convertible securities tends to decline as interest rates increase and, conversely, increases as interest rates decline. While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock. With respect to International, Mid Cap and Small Cap, the convertible securities in which the funds may invest are rated, at the time of purchase, at least “A” or better by Moody’s or S&P®, or determined to be of comparable quality by Carillon Tower Advisers, Inc. (“Carillon Tower”) if the security is unrated.

Other Investment Companies, including ETFs. Each fund may invest in shares of other open-end or closed-end investment companies, including money market funds and exchange-traded funds (“ETFs”), up to the limits prescribed in the 1940 Act, the rules thereunder and any exemptive relief. Investments in the securities of other investment companies (which may, in turn invest in equities, bonds, and other financial vehicles) may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a fund becomes a shareholder of that investment company. As a result, fund shareholders indirectly bear the fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses fund shareholders directly bear in connection with the fund’s own operations.

S&P’s Depositary Receipts, S&P’s MidCap 400 Depositary Receipts, and other similar index securities are ETFs and are considered investments in other investment companies (“Index Securities”). Index Securities are subject to the risks of an investment in a broadly based portfolio of common stocks.

As a shareholder, a fund must rely on the other investment company to achieve its investment objective. If the other investment company or ETF fails to achieve its investment objective, the value of a fund’s investment will decline, adversely affecting a fund’s performance. In addition, because ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, ETF shares may potentially trade at a discount or a premium. Investments in ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to a fund. Finally, because the value of ETF shares depends on the demand in the market, the portfolio manager may not be able to liquidate a fund’s holdings of ETF shares at the most optimal time, adversely affecting the fund’s performance. The SEC has proposed revisions to the rules permitting funds to invest in other investment companies, which could alter the ability of funds to invest in other investment companies.

Each fund’s investment in securities of other investment companies, except for money market funds, is generally limited to: (i) 3% of the total voting stock of any one investment company, (ii) 5% of the fund’s total assets with respect to any one investment company and (iii) 10% of the fund’s total assets in all investment companies in the aggregate. However, a fund may exceed these limits when investing in shares of an ETF or other investment company, subject to a statutory exemption or to the terms and conditions of an exemptive order from the SEC.

The SEC recently adopted revisions to the rules permitting funds to invest in other investment companies to streamline and enhance the regulatory framework applicable to fund of funds arrangements. While new Rule 12d1-4 will permit more types of fund of fund arrangements without an exemptive order, it imposes new conditions, including limits on control and voting of acquired funds’ shares, evaluations and findings by investment advisers, fund investment agreements, and limits on most three-tier fund structures.

Preferred Stock. Each fund, except Core Bond and Core Plus Bond, may invest in preferred stock which is subordinated to all debt obligations in the event of insolvency. An issuer’s failure to make a dividend payment is normally not considered a default entitling the preferred shareholder to take action. Preferred stock generally has no maturity date, meaning that its market value is dependent on the issuer’s future potential for growth over an unspecified period of time. Distributions on preferred stock are generally considered dividends and treated as such for federal income tax purposes.

Real Estate Investment Trusts (“REITs”). Each fund, except Core Bond and Core Plus Bond, may invest in REITs. The risks associated with REITs include defaults by borrowers, self-liquidation, failure to qualify for tax-free pass-through of distributed net income and net realized gains under the federal tax law, failure to qualify as an exempt entity under the 1940 Act and the fact that REITs are not diversified.

Warrants and Rights. Each fund, except Core Bond and Core Plus Bond, may invest in warrants and rights. Rights are instruments that permit a fund to acquire, by subscription, the capital stock of a corporation at a set price, regardless of the market price for such stock. The market price of warrants is usually significantly less than the current market price of the underlying stock. Thus, there is a greater risk that warrants might drop in value at a faster rate than the underlying stock.

Special Purpose Acquisition Companies (“SPACs”). A fund may invest in the common stock, warrants, and other securities of special purpose acquisition companies or similar special purpose entities (collectively, “SPACs”) that pool funds to seek potential acquisition opportunities. A SPAC is a publicly traded company that raises investment capital via an initial public offering (“IPO”) for the purpose of acquiring an existing company. The shares of a SPAC are typically issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares or partial shares. At a specified time following the SPAC’s IPO (generally 1-2 months), the rights and warrants may be separated from the common stock at the election of the holder, after which they become freely tradeable. After going public, and until an acquisition is completed, a SPAC generally invests the proceeds of its IPO (less a portion retained to cover expenses), which are held in trust, in U.S. government securities, money market securities and cash. If a SPAC does not complete an acquisition within a specified period of time after going public, the SPAC is dissolved, at which point the invested funds are returned to the entity’s shareholders (less certain permitted expenses) and any rights or warrants issued by the SPAC expire worthless.

Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is dependent on the ability of the entity’s management to identify and complete a profitable acquisition. During the period when management of the SPAC seeks to identify a potential acquisition or merger target, typically most of the capital raised for that purpose (less a portion retained to cover expenses) is invested in income-producing investments, such as U.S. government securities and money market fund securities, and cash. To the extent the SPAC is invested in cash or similar securities, this may impact a fund’s ability to meet its investment objective. A fund may invest in SPACs for a variety of investment purposes, including to achieve capital gains. SPACs may provide the opportunity for common shareholders to have some or all of their shares redeemed by the SPAC at or around the time a proposed merger or acquisition is expected to occur. However, unless it is subject to a restriction on resale, a fund may sell its investment in a SPAC at any time, including before, at or after the time of a merger or acquisition. If an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders. Certain SPACs in which a fund may invest, or the securities of an acquisition target, may not be registered under the Securities Act of 1933, as amended, or no public market may otherwise exist for such securities. Such investments in unregistered SPACs may have extended restrictions on their resale, be considered illiquid or otherwise involve a high degree of risk, which could cause a fund to lose all or part of its investment.

An investment in a SPAC is subject to a variety of additional risks, including that (i) a significant portion of the monies raised by the SPAC for the purpose of identifying and effecting an acquisition or merger may be expended during the search for a target transaction; (ii) an attractive acquisition or merger target may not be identified and the SPAC will be required to return any remaining monies to shareholders; (iii) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of SPAC shareholders; (iv) an acquisition or merger, once effected, may prove unsuccessful and an investment in the SPAC may lose value; (v) the warrants or other rights held by a fund with respect to the SPAC may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; (vi) a fund will be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; (vii) an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (viii) the values of investments in SPACs may be highly volatile and may depreciate significantly over time; and (ix) some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices.

Debt Securities:

Debt Securities. Each fund, except Capital Appreciation and International Stock, may invest in debt securities which will fluctuate in value based upon changes in interest rates and the issuer’s credit quality. Also, the value of a fund’s investments in debt securities will change as prevailing interest rates change. Generally, the prices of fixed income securities move inversely to interest rates. For example, the value of a fund’s fixed income investments typically will fall when interest rates rise. A fund may be particularly sensitive to changes in interest rates if it invests in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations. Yields of debt securities will fluctuate over time. Depending upon the particular amount and type of fixed income securities holdings of a fund, these changes may impact the net asset value (“NAV”) of a fund’s shares. As of the date of this SAI, interest rates are historically low. During periods of very low or negative interest rates, a fund may be unable to maintain positive returns. To the extent a fund holds an investment with a negative interest rate to maturity, a fund may generate a negative return on that investment. Conversely, in the future, interest rates may rise significantly and/or rapidly, potentially resulting in substantial losses to a fund. There is a risk that policy changes by the U.S. Government and/or Federal Reserve, such as interest rate increases, may result in substantial losses to a fund and expose fixed income and related markets to heightened volatility and may reduce liquidity for certain fund investments, which could cause the value of a fund’s investments and share price to decline. A fund by investing in Derivatives (as defined below) tied to fixed income markets may be more substantially exposed to these risks than a fund that does not invest in Derivatives. To the extent a fund experiences high redemptions due to this risk, a fund may experience increased portfolio turnover, which will increase the costs that a fund incurs and may lower a fund’s performance. The liquidity levels of a fund’s portfolios may also be affected.

Corporate Debt Obligations. Each fund, except Capital Appreciation and International Stock, may invest in corporate debt securities, including corporate bonds, debentures, notes and other similar corporate debt instruments. Please see the discussions of “Investment Grade” and “Lower Rated” securities below for additional information.

Investment Grade and Lower Rated Securities:

Investment Grade Securities. Each fund may invest in debt securities rated investment grade. Securities rated in the lowest category of investment grade are considered to have speculative characteristics and changes in economic conditions are more likely to lead to a weakened capacity to pay interest and repay principal than is the case with higher-grade bonds. Each fund may retain a security that has been downgraded below investment grade if, in the opinion of its portfolio manager, it is in the fund’s best interest.

Lower Rated / High Yield Securities. Growth & Income, Mid Cap Growth, Small Cap Growth, Core Plus Bond, and Unconstrained Bond may invest in debt securities rated below investment grade. These securities are commonly referred to as “high yield securities” or “junk bonds” and are deemed to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions. These securities are subject to specific risks that may not be present with investments of higher-grade securities. The funds invest primarily in investment grade securities. Investment grade securities include securities rated in one of the four highest rating categories by a nationally recognized statistical rating organization, such as BBB- or higher by S& P Global Ratings. International Stock, Mid Cap Growth, and Small Cap Growth currently do not intend to invest more than 5% of their respective net assets in lower rated/high-yield securities.

Risk Factors of Lower Rated / High Yield Securities:

Interest Rate and Economic Risk. As with all debt securities, the market values of high yield securities tend to decrease when interest rates rise and increase when interest rates fall. The prices of high yield securities will also fluctuate greatly during periods of economic uncertainty and changes resulting in changes in a fund’s NAV. During these periods, some highly leveraged high yield securities issuers may experience a higher incidence of default due to their inability to meet principal and interest payments, projected business goals or to obtain additional financing. In addition, a fund may need to replace or sell a junk bond that it owns at unfavorable prices or returns. Accordingly, those high yield securities held by a fund may affect its NAV and performance adversely during such times.

In a declining interest rate market, if an issuer of a high yield security containing a redemption or call provision exercises either provision, a fund would have to replace the security, which could result in a decreased return for shareholders. Conversely, if a fund experiences unexpected net redemptions in a rising interest rate market, it might be forced to sell certain securities, regardless of investment merit. While it is impossible to protect entirely against this risk, diversification of a fund’s investment portfolio and its portfolio manager’s careful analysis of prospective investment portfolio securities should help reduce the impact of a decrease in value of a particular security or group of securities in the fund’s investment portfolio.

Securities Ratings and Credit Ratings. Securities ratings are based largely on the issuer’s historical financial information and the rating agencies’ investment analysis at the time of rating. Credit ratings usually evaluate the safety of principal and interest payment of debt securities, such as high yield securities, but may not reflect the true risks of an investment in such securities. A reduction in an issuer’s credit rating may cause that issuer’s high yield securities to decrease in market value. Also, credit rating agencies may fail to change the credit ratings to reflect subsequent events. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition, which may be better or worse than the rating would indicate.

A fund’s portfolio managers continually monitors the investments in its respective investment portfolio and carefully evaluates whether to dispose of or retain high yield securities whose credit ratings have changed. A fund’s portfolio managers primarily rely on their own credit analysis, including a study of existing debt, capital structure, ability to service debt and pay interest, sensitivity to economic conditions and other factors in its determination. See Appendix B for a description of corporate debt ratings.

Liquidity Risk and Valuation. The market for high yield securities tends to be less active and primarily dominated by institutional investors compared to the market for high-quality debt securities. During periods of economic uncertainty or adverse economic changes, the market may be further restricted. In these conditions, a fund may have to dispose of its high yield securities at unfavorable prices or below fair market value. In addition, during such times, reliable objective information may be limited or unavailable and negative publicity may adversely affect the public’s perception of the junk bond market. The Trust’s Board of Trustees (“Board”) or a portfolio manager may have difficulty assessing the value of high yield securities during these times. Consequently, any of these factors could reduce the market value of high yield securities held by a fund.

Variable- or Floating-Rate Securities:

Core Bond, Core Plus Bond, and Unconstrained Bond may invest in securities which offer a variable- or floating-rate of interest. Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable- or floating-rate securities is ordinarily a percentage of a bank’s prime rate or is determined by reference to the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates or some other objective measure.

Variable- or floating-rate securities frequently include a demand feature entitling the holder to sell the securities to the issuer at par value prior to maturity. In many cases, the demand feature can be exercised at any time on seven days’ notice. In other cases, the demand feature is exercisable at any time on 30 days’ notice or on similar notice at intervals of not more than one year. Some securities which do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics. When considering the maturity of any instrument which may be sold or put to the issuer or a third party, a fund may consider that instrument’s maturity to be shorter than its stated maturity.

Variable-rate demand notes include master demand notes which are obligations that permit a fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days’ notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank’s prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments will generally be traded. There generally is not an established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the funds’ right to redeem is dependent on the ability of the borrower to pay principal and interest on demand.

The funds will not invest more than 15% of their respective net assets in variable- and floating-rate demand obligations that are not readily marketable (a variable- or floating-rate demand obligation that may be disposed of on not more than seven days’ notice will be deemed readily marketable and will not be subject to this limitation). In addition, each variable- or floating-rate obligation must meet the credit quality requirements applicable to all of a fund’s investments at the time of purchase. When determining whether such an obligation meets a fund’s credit quality requirements, the fund may look to the credit quality of the financial guarantor providing a letter of credit or other credit support arrangement.

In determining its weighted average portfolio maturity, each fund will consider a floating- or variable-rate security to have a maturity equal to its stated maturity (or redemption date if it has been called for redemption), except that it may consider (i) variable-rate securities to have a maturity equal to the period remaining until the next readjustment in the interest rate, unless subject to a demand feature, (ii) variable-rate securities subject to a demand feature to have a remaining maturity equal to the longer of (a) the next readjustment in the interest rate or (b) the period remaining until the principal can be recovered through demand, and (iii) floating-rate securities subject to a demand feature to have a maturity equal to the period remaining until the principal can be recovered through demand. Variable- and floating-rate securities generally are subject to less principal fluctuation than securities without these attributes since the securities usually trade at par following the readjustment in the interest rate.

Interest rates on such securities are adjusted periodically. The interest rates are adjusted based on a base rate plus a premium or spread over the base rate. This base rate usually is ICE LIBOR (“LIBOR”), Euro Interbank Offered Rate, the federal funds rate, the prime rate, or other base lending rates used by commercial lenders (each, a “Reference Rate”). LIBOR usually is an average of the interest rates quoted by several designated banks as the rates at which they pay interest to major depositors in the London interbank market on U.S. dollar-denominated deposits. The prime rate quoted by a major U.S. bank is generally the interest rate at which that bank is willing to lend U.S. dollars to its most creditworthy borrowers, although it may not be the bank’s lowest available rate.

On July 27, 2017, the Chief Executive of the FCA, which regulates LIBOR, announced that the FCA will no longer persuade nor require banks to submit rates for the calculation of LIBOR and certain other Reference Rates in the future. Such announcement indicates that the continuation of LIBOR and certain other Reference Rates on the current basis cannot and will not be guaranteed in the future. This announcement and any additional regulatory or market changes may have an adverse impact on a fund or its investments, including increased volatility or illiquidity in markets for instruments that rely on LIBOR.

Regulators and market participants are working together to identify or develop successor Reference Rates. Additionally, it is expected that market participants will focus on the transition mechanisms by which the Reference Rates in existing contracts or instruments may be amended, whether through marketwide protocols, fallback contractual provisions, bespoke negotiations or amendments or otherwise. Nonetheless, the termination of certain Reference Rates presents risks to a fund. At this time, it is not possible to completely identify or predict the effect of any such changes, any establishment of alternative Reference Rates or any other reforms to Reference Rates that may be enacted in the UK or elsewhere. The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of Reference Rates could have an adverse impact on the market for or value of any securities or payments linked to those Reference Rates and other financial obligations held by a fund or on its overall financial condition or results of operations. In addition, any substitute Reference Rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect a fund’s performance and/or NAV.

Institutional Term Loans:

Core Bond, Core Plus Bond, and Unconstrained Bond may invest in institutional term loans or other bank loans. These loans are typically originated, negotiated and structured by a U.S. commercial bank or other financial institution that acts as agent for a syndicate of loan investors. A fund may invest in institutional term or bank loans that are structured as senior floating rate debt securities or loan participation interests.

Loan participation interests usually take the form of assignments purchased in the primary or secondary market from loan investors. If a fund purchases these loan participation interests, a fund will typically have a contractual relationship only with the loan investor and not with the underlying borrower. As a result, a fund will receive payments of principal, interest and any fees to which it is entitled only from the loan investor selling the participation interest and only upon receipt by such loan investor of payments from the underlying borrower. A fund generally will have no right to enforce compliance by the underlying borrower with the terms of the loan agreement, nor any rights with respect to any amounts acquired by other loan investors through set-offs against the borrower. Therefore, a fund will not directly benefit from any collateral that supports the underlying loan. As a result, a fund may assume the credit risk of both the underlying borrower and the loan investor selling the loan participation interest. A fund may also be limited with respect to its right as the holder of a loan participation interest to vote on certain changes which may be made to the underlying loan agreement, such as waiving a breach of a covenant by the borrower. However, as the holder of a loan participation interest, a fund will, in almost all cases, have the right to vote on certain fundamental issues such as changes in principal amount, payment dates and interest rate.

In the process of buying, selling and holding institutional term loans or bank loans (whether structured as participation interests or as floating rate debt securities), a fund may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. When a fund buys an institutional term or bank loan it may receive a facility fee and when it sells the loan it may pay a facility fee. On an ongoing basis, a fund may also receive a commitment fee based on the undrawn portion of the underlying line of credit portion of the loan. In certain circumstances, a fund may receive a prepayment penalty fee upon the prepayment of the loan by the borrower. A fund will be subject to the risk that collateral securing the loan will decline in value or have no value. Such a decline, whether as a result of bankruptcy proceedings or otherwise, could cause the loan to be under-collateralized or unsecured. In most credit agreements there is no formal requirement to pledge additional collateral. If a borrower becomes involved in bankruptcy proceedings, a court may invalidate a fund’s security interest in the loan collateral or subordinate the fund’s rights under the loan to the interests of the borrower’s unsecured creditors or cause interest previously paid to be refunded to the borrower. In addition, if the loan investor from whom a fund purchased a loan participation interest is involved in a bankruptcy proceeding, the fund may be treated as a general creditor of such loan investor even if the underlying loan itself is secured. If a fund’s interest in loan collateral is invalidated or if the fund is subordinated to other debt of a borrower or a loan investor in bankruptcy or other proceedings, the fund would have substantially lower recovery, and perhaps no recovery on the full amount of the principal and interest due on the investment. To the extent that legislation or state or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make loans, particularly in connection with highly leveraged transactions, the availability of institutional term or bank loans for investment may be adversely affected. Further, such legislation or regulation could depress the market value of these loans.

Municipal Obligations:

General Description. Each fund except International, Mid Cap and Small Cap may invest in municipal obligations. Municipal obligations are issued by or on behalf of states, the District of Columbia and U.S. territories and possessions and their political subdivisions, agencies and instrumentalities. The interest on municipal obligations is generally excludable from gross income for federal income tax purposes (“tax-exempt”) but may be an item of tax preference for purposes of the federal alternative minimum tax. A fund will rely on an opinion of the issuer’s bond counsel at the time municipal obligations are issued to determine the excludability of interest thereon.

There are many different types of municipal obligations. The principal types include “general obligation” securities, which are backed by a municipality’s full taxing power, and “revenue” securities, which are backed only by the income from a specific project, facility or tax. Municipal obligations also include (1) private activity bonds (“PABs”), which are issued by or on behalf of public authorities but are not backed by the credit of any governmental or public authority, (2) “anticipation notes,” which are issued by municipalities in expectation of future proceeds from the issuance of bonds or from taxes or other revenues and are payable from those bond proceeds, taxes or revenues and (3) tax-exempt commercial paper, which is issued by municipalities to help finance short-term capital or operating requirements.

A municipal obligation’s value depends on the issuer’s continuing payment of interest and principal when due or, in the case of PABs, the revenues generated by the facility financed by the bonds. An increase in interest rates generally will reduce the value of a fund’s investments in municipal obligations, while a decline in interest rates generally will increase that value. The market for municipal securities may become illiquid. There may also be less information available on the financial condition of municipal security issuers than for public corporations. This means that it may be harder to buy and sell municipal securities, especially on short notice, and that it may be more difficult to value such securities.

Short-Term Money Market Instruments:

Bankers’ Acceptances. Each fund may invest in bankers’ acceptances. A bankers’ acceptance is a negotiable instrument in the form of a bill of exchange or time draft drawn on and accepted by a commercial bank. The instrument’s marketability is affected primarily by the reputation of the accepting bank and market demand.

A fund may invest in bankers’ acceptances of domestic banks and savings and loans that have assets of at least $1 billion and capital, surplus and undivided profits of over $100 million as of the close of their most recent fiscal year. These funds may also invest in instruments that are insured by the Bank Insurance Fund or the Savings Institution Insurance Fund of the Federal Deposit Insurance Corporation (“FDIC”).

Certificates of Deposit (“CDs”). Each fund may invest in CDs issued by domestic institutions with assets in excess of $1 billion. CDs carry a minimal amount of inflation risk due to their fixed interest rate and early withdrawal penalties.

Commercial Paper. Each fund, except Capital Appreciation and International Stock, may invest in commercial paper that is rated Prime-1 or Prime-2 by Moody’s Investors Service, Inc. (“Moody’s”), or A-1 +, A-1 or A-2 by Standard and Poor’s (“S&P”), or F1+, F1 or F2 by Fitch Ratings Ltd. (“Fitch”). In difficult market environments, commercial paper may be subject to liquidity risk. Also, because it is an unsecured promissory note issued by a company, commercial paper is subject to issuer risk.

Bank Time Deposits. Each fund, except International, Mid Cap, and Small Cap, may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

Repurchase and Reverse Repurchase Agreements:

Repurchase Agreements. Each fund, except Capital Appreciation and International Stock, may enter into repurchase agreements with member banks of the Federal Reserve System, securities dealers who are members of a national securities exchange or market makers in U.S. Government Securities. Although repurchase agreements carry certain risks not associated with direct investment in securities, delays and costs to a fund if the other party becomes bankrupt, a fund intends to enter into repurchase agreements only with banks and dealers in transactions believed by its portfolio manager to present minimal credit risks.

Reverse Repurchase Agreements. Each fund, except Capital Appreciation, International Stock, International, Mid Cap, and Small Cap, may borrow by entering into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Reverse repurchase agreements involve the risk that the market value of securities retained in lieu of sale by a fund may decline below the price of the securities the fund has sold but is obliged to repurchase. If the buyer of securities under a reverse repurchase agreement becomes bankrupt or insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a fund’s obligation to repurchase the securities. During that time, a fund’s use of the proceeds of the reverse repurchase agreement effectively may be restricted. Reverse repurchase agreements create leverage, a speculative factor, and are considered borrowings for the purpose of a fund’s limitation on borrowing.

The reverse repurchase agreements entered into by a fund may be used as arbitrage transactions in which a fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date of the related reverse repurchase agreement. Since a fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, the transactions may involve leverage.

Mortgage Dollar Rolls and Sale-Buybacks:

Core Bond, Core Plus Bond and Unconstrained Bond may enter into mortgage dollar rolls, in which the fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase similar securities on a specified future date. While a fund would forego principal and interest paid on the mortgage-backed securities during the roll period, it would be compensated by the difference between the current sale price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. A fund also could be compensated through the receipt of fee income equivalent to a lower forward price. A fund will earmark cash or liquid securities in accordance with procedures adopted by the Board to secure its obligation for the forward commitment to buy mortgage-backed securities plus any accrued interest, marked-to-market daily. Mortgage dollar roll transactions may be considered a borrowing by a fund under certain circumstances.

A fund also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the fund’s repurchase of the underlying security. A fund’s obligations under a sale-buyback typically would be offset by liquid assets earmarked equal in value to the amount of the fund’s forward commitment to repurchase the subject security.

The mortgage dollar rolls and sale-buybacks entered into by a fund may be used as arbitrage transactions in which a fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date of the related mortgage dollar roll or sale-buyback. Since a fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, the transactions may involve leverage.

U.S. Government Securities:

U.S. Government Securities. Each fund may invest in U.S. Government Securities. U.S. Government Securities are securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Some obligations issued by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchases certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. Those securities bear fixed, floating or variable rates of interest. Interest may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. Government currently provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. U.S. Government Securities include U.S. Treasury bills, notes and bonds, Federal Home Loan Bank obligations, Federal Intermediate Credit Bank obligations, U.S. Government agency obligations and repurchase agreements secured thereby.

Zero Coupon and Pay-in-Kind Securities:

Zero Coupon, Step Coupon and Pay-In-Kind Securities. Each fund, except Capital Appreciation, International Stock, Mid Cap Growth, Small Cap Growth, International, Mid Cap, and Small Cap may invest in zero coupon securities and step coupon securities. The market value of those securities generally is more volatile than the value of securities that pay interest periodically and is likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit value. Although zero coupon securities generally are not traded on a national securities exchange, they are widely traded by brokers and dealers.

A fund also may invest in pay-in-kind securities, which allow the issuer the option to pay interest (1) in cash at a specified coupon payment date or (2) by issuing to the holder of the security a similar security with the same coupon rate and a face value equal to the amount of the cash coupon payment that would have been made.

The Internal Revenue Code of 1986, as amended (“Code”), requires the holder of a zero or step coupon security and certain other securities acquired at a discount, as well as pay-in-kind bonds, to accrue income with respect to these securities prior to the receipt of cash payments. See “Taxes.”

Pass-through Securities:

Mortgage-Backed Securities. Each fund, except Capital Appreciation, International Stock, International, Mid Cap, and Small Cap, may invest in debt securities backed by pools of various types of mortgages. The fund may invest in pass-through securities issued by private, governmental and governmental-related agencies, as well as collateralized mortgage obligations (“CMOs”). Principal and interest payments made on the underlying mortgages or mortgage pools are “passed through” to investors. Mortgage-backed securities may be issued by the U.S. Government or U.S. Government-sponsored agencies, including, but not limited to, the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. Government corporation within the U.S. Department of Housing and Urban Development, the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), a government sponsored corporation owned entirely by private stockholders, and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”), a corporate instrumentality of the United States created pursuant to an act of Congress that is owned entirely by the Federal Home Loan Banks. Mortgage-backed securities issued by private entities have similar structures, but are not guaranteed by a government agency.

In September 2008, the U.S. Treasury and the Federal Housing Finance Agency (“FHFA”) announced that FNMA and FHLMC had been placed in conservatorship. Since that time, FNMA and FHLMC have received significant capital support through Treasury preferred stock purchases, as well as Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury (through its agreement to purchase FNMA and FHLMC preferred stock) have imposed strict limits on the size of their mortgage portfolios. While the mortgage-backed securities purchase programs ended in 2010, the Treasury continued its support for the entities’ capital as necessary to prevent a negative net worth. When a credit rating agency downgraded long-term U.S. Government debt in August 2011, the agency also downgraded FNMA and FHLMC’s bond ratings, from AAA to AA+, based on their direct reliance on the U.S. Government (although that rating did not directly relate to their mortgage-backed securities).

In August 2012, the Treasury amended its preferred stock purchase agreements to provide that FNMA’s and FHLMC’s portfolios will be wound down at an annual rate of 15 percent (up from the previously agreed annual rate of 10 percent), requiring them to reach the $250 billion target by December 31, 2018. In 2017, FNMA and FHLMC reduced their mortgage portfolios appropriately and, as a result, each met the December 31, 2017 portfolio targets of $288 billion. FNMA and FHLMC also met the $250 billion cap for year-end 2018. On December 21, 2017, a letter agreement between the Treasury and Fannie Mae and Freddie Mac changed the terms of the senior preferred stock certificates to permit the GSEs each to retain a $3 billion capital reserve, quarterly. Under the 2017 letter, each GSE paid a dividend to Treasury equal to the amount that its net worth exceeded $3 billion at the end of each quarter. On September 30, 2019, the Treasury and the FHFA, acting as conservator to Fannie Mae and Freddie Mac, announced amendments to the respective senior preferred stock certificates that will permit the GSEs to retain earnings beyond the $3 billion capital reserves previously allowed through the 2017 letter agreements. Fannie Mae and Freddie Mac are now permitted to maintain capital reserves of $25 billion and $20 billion, respectively.

In addition, the problems faced by FNMA and FHLMC, resulting in their being placed into federal conservatorship and receiving significant U.S. Government support, have sparked serious debate among federal policymakers regarding the continued role of the U.S. Government in providing liquidity for mortgage loans. In December 2011, Congress enacted the Temporary Payroll Tax Cut Continuation Act of 2011 which, among other provisions, requires that FNMA and FHLMC increase their single-family guaranty fees by at least 10 basis points and remit this increase to the Treasury with respect to all loans acquired by FNMA or FHLMC on or after April 1, 2012 and before January 1, 2022. There have been discussions among policymakers, however, as to whether FNMA and FHLMC should be nationalized, privatized, restructured or eliminated altogether. FNMA and FHLMC also are the subject of several continuing legal actions and investigations over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on the guaranteeing entities.

Under the direction of the FHFA, FNMA and FHLMC jointly developed a common securitization platform for the issuance of a uniform mortgage-backed security (“UMBS”) (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. In June 2019, under the Single Security Initiative, FNMA and FHLMC started issuing UMBS in place of their prior offerings of TBA-eligible securities. The Single Security Initiative seeks to support the overall liquidity of the TBA market by aligning the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Asset-Backed Securities. Each fund, except Capital Appreciation and International Stock, may invest in securities that are backed by other assets, such as automobile loans, consumer loans, credit cards, and equipment leases. Asset-backed securities are subject to the risk of premature pre-payment of principal which can change their effective maturities. These securities are also sensitive to changes in interest rates, the financial situation of the issuer, and the credit quality of the underlying collateral.

To-Be-Announced Securities. A to-be-announced mortgage-backed security (“TBA”) is a mortgage-backed security, such as a Ginnie Mae pass-through security, that is purchased or sold with specific pools of cash that will constitute that Ginnie Mae pass-through security, to be announced on a future settlement date. At the time of purchase of a TBA, the seller does not specify the particular mortgage-backed securities to be delivered but rather agrees to accept any mortgage-backed security that meets specified terms. Core Bond, Core Plus Bond and Unconstrained Bond and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying mortgages until shortly before it issues the mortgage-backed security. TBAs increase interest rate risks because the underlying mortgages may be less favorable than anticipated by Core Bond, Core Plus Bond and Unconstrained Bond. As a purchaser of a TBA, Core Bond Fund, Core Plus Bond and Unconstrained Bond will earmark cash or liquid securities in accordance with procedures adopted by the Board equal to the value of the TBA, marked-to-market daily in accordance with pertinent Securities and Exchange Commission (“Commission”) positions. As a seller of a TBA, Core Bond, Core Plus Bond and Unconstrained Bond will earmark in accordance with procedures adopted by the Board the equivalent deliverable security up to the obligation required to be delivered.

Foreign Securities Exposure:

Depositary Receipts. Each fund, except Capital Appreciation, Core Bond, Core Plus Bond, and Unconstrained Bond, may invest in sponsored or unsponsored European Depositary Receipts (“EDRs”), Fiduciary Depositary Receipts (“FDRs”), Global Depositary Receipts (“GDRs”), International Depositary

Receipts (“IDRs”), Special Drawing Rights (“SDRs”) or other similar securities representing interests in or convertible into securities of foreign issuers (collectively, “Depositary Receipts”).

Issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the U.S. and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of these unsponsored Depositary Receipts. For purposes of certain investment limitations, EDRs, GDRs and IDRs are considered to be foreign securities and are subject to many of the risks inherent in investing in foreign securities, as discussed below.

American Depositary Receipts (“ADRs”). Each fund, except Capital Appreciation, may invest in both sponsored and unsponsored ADRs. Holders of unsponsored depository receipts generally bear all the costs of such facilities, and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities. For purposes of certain investment limitations, ADRs are considered to be foreign securities and are subject to many of the risks inherent in investing in foreign securities, as discussed below.

Euro/Yankee Bonds. Each fund, except Capital Appreciation, Growth & Income, Mid Cap Growth, Small Cap Growth, International, Mid Cap, and Small Cap may invest in dollar-denominated bonds issued by foreign branches of domestic banks (“Eurobonds”) and dollar-denominated bonds issued by a U.S. branch of a foreign bank and sold in the U.S. (“Yankee bonds”). Investment in Eurobonds and Yankee bonds entails certain risks similar to investment in foreign securities in general. These risks are discussed below.

Eurodollar Certificates. Each fund, except Capital Appreciation, Mid Cap Growth, Small Cap Growth, International, Mid Cap, Small Cap, Core Bond, and Core Plus Bond may invest in CDs issued by foreign branches of domestic and foreign banks. Such obligations may be subject to different risks than are those of domestic banks or domestic branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of foreign banks are not necessarily subject to the same or similar regulatory requirements, loan limitations, and accounting, auditing and recordkeeping requirements as are domestic banks or domestic branches of foreign banks. In addition, less information may be publicly available about a foreign branch of a domestic bank or a foreign bank than a domestic bank.

Foreign Securities. Each fund, except Capital Appreciation, may invest in foreign equity securities. In most cases, the best available market for foreign securities will be on the exchanges or in over-the-counter (“OTC”) markets located outside the U.S. Foreign stock markets, while growing in volume and sophistication, generally are not as developed as those in the U.S., and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. Their markets and economies may react differently to specific or global events than the U.S. market and economy. In addition, foreign brokerage commissions generally are higher than commissions on securities traded in the U.S. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers and listed companies than in the U.S. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on or delays in the removal of funds or other assets of a fund, custodial issues, political or financial instability or diplomatic and other developments that could affect such investments. Foreign security risk may also apply to ADRs, GDRs and EDRs. The risks associated with investments in governmental or quasi-governmental entities of a foreign country are heightened by the potential for unexpected governmental change, which may lead to default or expropriation, and inadequate government oversight and accounting.

No fund will invest in foreign securities when there are currency or trading restrictions in force or when, in the judgment of its portfolio manager, such restrictions are likely to be imposed. However, certain currencies may become blocked (i.e., not freely available for transfer from a foreign country), resulting in the possible inability of the fund to convert proceeds realized upon sale of portfolio securities of the affected foreign companies into U.S. currency.

Because investments in foreign companies usually involve currencies of foreign countries and because the funds may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs, the value of any of the assets of the funds as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a fund may incur costs in connection with conversions between various currencies. Each fund will conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market. Additionally, to protect against uncertainty in the level of future exchange rates, a fund may enter into contracts to purchase or sell foreign currencies at a future date (a “forward currency contract” or “forward contract”). When deemed appropriate by the portfolio managers, each fund may from time to time seek to reduce foreign currency risk by hedging some or all of the fund’s foreign currency exposure back into the U.S. dollar. The risks for forward contracts and hedging are discussed below.

Emerging Markets. Each fund may invest in emerging markets. Special considerations (in addition to the considerations regarding foreign investments generally) may include greater political uncertainties, an economy’s dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruptions in securities settlement procedures. Compared to the U.S. and other developed countries, emerging market countries may have relatively unstable governments, economies based on only a few industries, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries and securities markets that are less liquid and trade a smaller number of securities. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Political, legal and economic structures in emerging market countries may be undergoing significant evolution and rapid development, and they may lack the social, political, legal and economic stability characteristics of more developed countries. Their economies may be highly vulnerable to changes in local or global trade conditions and may suffer from extreme and volatile debt burdens or inflation rates.

In addition, many emerging market countries have experienced substantial, and during some periods, extremely high rates of inflation, for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing market countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, reliable access to capital, debt burden, capital reinvestment, resource self-sufficiency and balance of payments position. The economies of some developing market countries may be based on only a few industries, and may be highly vulnerable to changes in local or global trade conditions.

The issuer or governmental authority that controls the repayment of an emerging market country’s debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, and, in the case of a government debtor, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole and the political constraints to which a government debtor may be subject. Government debtors may default on their debt and may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Holders of government debt may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors. If such an event occurs, a fund may have limited legal recourse against the issuer and/or guarantor.

Settlement systems in developing market countries may be less organized than in developed countries. Supervisory authorities may also be unable to apply standards which are comparable with those in more developed countries. There may be risks that settlement may be delayed and that cash or securities belonging to a fund may be in jeopardy because of failures of or defects in the settlement systems. Market practice may require that payment be made prior to receipt of the security which is being purchased or that delivery of a security must be made before payment is received. In such cases, default by a broker or bank (the “counterparty”) through whom the relevant transaction is effected might result in a loss being suffered by the fund. Each fund seeks, where possible, to use counterparties whose financial status reduces this risk. However, there can be no certainty that the funds will be successful in eliminating or reducing this risk, particularly as counterparties operating in developing market countries frequently lack the substance, capitalization and/or financial resources of those in developed countries. Uncertainties in the operation of settlement systems in individual markets may increase the risk of competing claims to securities held by or to be transferred to a fund. Legal compensation schemes may be non-existent, limited or inadequate to meet a fund’s claims in any of these events.

Securities trading in developing markets presents additional credit and financial risks. Each fund may have limited access to, or there may be a limited number of, potential counterparties that trade in the securities of developing market issuers. Governmental regulations may restrict potential counterparties to certain financial institutions located or operating in the particular developing market. Potential counterparties may not possess, adopt or implement creditworthiness standards, financial reporting standards or legal and contractual protections similar to those in developed markets. Currency and other hedging techniques may not be available or may be limited.

The local taxation of income and capital gains accruing to nonresidents varies among developing market countries and may be comparatively high. Developing market countries typically have less well-defined tax laws and procedures and such laws may permit retroactive taxation so that a fund could in the future become subject to local tax liabilities that had not been anticipated in conducting its investment activities or valuing its assets.

Many emerging market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret and laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak or non-existent.

Investments in developing market countries may involve risks of nationalization, expropriation and confiscatory taxation. For example, the Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of expropriation, a fund could lose all or a substantial portion of any investments it has made in the affected countries. Many emerging market countries have little experience with the corporate form of business organization and may not have well-developed corporation and business laws or concepts of fiduciary duty in the business context. The organizational structures of certain issuers in emerging markets may limit investor rights and recourse.

Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government fixed income securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements. A fund may encounter substantial difficulties in obtaining and enforcing judgments against individuals and companies located in certain emerging market countries, either individually or in combination with other shareholders. It may be difficult or impossible to obtain or enforce legislation or remedies against governments, their agencies and sponsored entities. Additionally, in certain emerging market countries, fraud, corruption and attempts at market manipulation may be more prevalent than in developed market countries. Shareholder claims that are common in the U.S. and are generally viewed as determining misconduct, including class action securities law and fraud claims, generally are difficult or impossible to pursue as a matter of law or practicality in many emerging markets.

There may be less publicly available information about emerging markets than would be available in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which companies in major securities markets are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the U.S., may not be applicable. Further, certain countries in which the funds may invest may not provide the same degree of investor protection or information to investors as would generally apply. In addition, it is possible that purported securities in which a fund invested may subsequently be found to be fraudulent and as a consequence the fund could suffer losses. Regulatory authorities in some emerging markets currently do not provide the Public Company Accounting Oversight Board with the ability to inspect public accounting firms as required by U.S. law, including sufficient access to inspect audit work papers and practices, or otherwise do not cooperate with U.S. regulators, which potentially could expose investors to significant risks.

Due to political, military or regional conflicts or due to terrorism or war, it is possible that the U.S., other nations or other governmental entities (including supranational entities) could impose sanctions on certain companies located in emerging or developing markets that limit or restrict foreign investment, the movement of assets or other economic activity in a country that is involved in such conflicts. Such sanctions or other intergovernmental actions could result in the devaluation of a country’s currency, a downgrade in the credit ratings of issuers in such country, or a decline in the value and liquidity of securities of issuers in that country. In addition, an imposition of sanctions upon certain issuers in a country could result in an immediate freeze of that issuer’s securities, impairing the ability of a fund to buy, sell, receive or deliver those securities. Counter measures could be taken by the country’s government, which could involve the seizure of a fund’s assets. In addition, such actions could adversely affect a country’s economy, possibly forcing the economy into a recession.

Currencies of developing market countries are subject to significantly greater risks than currencies of developed countries. Some developing market currencies may not be internationally traded or may be subject to strict controls by local governments resulting in undervalued or overvalued currencies and associated difficulties with the valuation of assets, including a fund’s securities, denominated in that currency. Some developing market countries have experienced balance of payment deficits and shortages in foreign exchange reserves. Governments have responded by restricting currency conversions. Future restrictive exchange controls could prevent or restrict a company’s ability to make dividend or interest payments in the original currency of the obligation (usually U.S. dollars). In addition, even though the currencies of some developing market countries, such as certain Eastern European countries, may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to a fund’s shareholders.

The laws in certain countries with emerging capital markets may be based upon or highly influenced by religious codes or rules. The interpretation of how these laws apply to certain investments may change over time, which could have a negative impact on those investments and a fund.

Developing capital markets are emerging in a dynamic political and economic environment brought about by events over recent years that have reshaped political boundaries and traditional ideologies. In such a dynamic environment, there can be no assurance that these capital markets will continue to present viable investment opportunities for a fund.

Investing through Stock Connect. International and Unconstrained Bond may invest through Stock Connect. Foreign investors may now invest in eligible China A shares (shares of publicly traded companies based in mainland China) (“Stock Connect Securities”) listed and traded on the Shanghai Stock Exchange (“SSE”) through the Shanghai – Hong Kong Stock Connect program, as well as eligible China A shares listed and traded on the Shenzhen Stock Exchange (“SZSE”) through the Shenzhen – Hong Kong Stock Connect program (both programs collectively referred to herein as “Stock Connect”). Each of the SSE and SZSE are referred to as an “Exchange” and collectively as the “Exchanges” for purposes of this section. Stock Connect is a securities trading and clearing program developed by The Stock Exchange of Hong Kong Limited (“SEHK”), the Exchanges, Hong Kong Securities Clearing Company Limited and China Securities Depository and Clearing Corporation Limited for the establishment of mutual market access between SEHK and the Exchanges. In contrast to certain other regimes for foreign investment in Chinese securities, no individual investment quotas or licensing requirements apply to investors in Stock Connect Securities through Stock Connect. In addition, there are no lock-up periods or restrictions on the repatriation of principal and profits.

However, trading through Stock Connect is subject to a number of restrictions that may affect a fund’s investments and returns. For example, a primary feature of the Stock Connect program is the application of the home market’s laws and rules to investors in a security. Thus, investors in Stock Connect Securities are generally subject to the People’s Republic of China (“PRC”) securities regulations and the listing rules of the respective Exchange, among other restrictions. In addition, Stock Connect Securities generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules. While Stock Connect is not subject to individual investment quotas, daily and aggregate investment quotas apply to all Stock Connect participants, which may restrict or preclude a fund’s ability to invest in Stock Connect Securities. For example, an investor cannot purchase and sell the same security on the same trading day. Stock Connect also is generally available only on business days when both the respective Exchange and the SEHK are open. An Exchange may be open at a time when the relevant Stock Connect program is not trading, with the result that the prices of

China A shares may fluctuate at times when a fund is unable to add to or exit its position. Trading in the Stock Connect Program is subject to trading, clearance and settlement procedures that are untested in the PRC, which could pose risks to a fund. Only certain China A shares are eligible to be accessed through Stock Connect, and such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through Stock Connect. Investments in China A shares may not be covered by the securities investor protection programs of the Exchanges and, without the protection of such programs, could be subject to the risk of default by the broker. Because all trades on Stock Connect in respect of eligible China A shares must be settled in Renminbi (“RMB”), the Chinese currency, investors must have timely access to a reliable supply of offshore RMB, which cannot be guaranteed. Finally, the withholding tax treatment of dividends and proceeds of capital transactions payable to overseas investors currently is unsettled.

Stock Connect may have changes to its platform in the future. These future developments offer no assurance as to whether or how such developments may restrict or affect a fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and the PRC, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Stock Connect program, are uncertain, and they may have a detrimental effect on a fund’s investments and returns.

Investing in Japan. Japan may be subject to political, economic, nuclear, labor and other risks. Any of these risks, individually or in the aggregate, can impact an investment made in Japan.

Economic Risk. The growth of Japan’s economy has recently lagged that of its Asian neighbors and other major developed economies. Since 2000, Japan’s economic growth rate has generally remained low relative to other advanced economies, and it may remain low in the future. The Japanese economy is heavily dependent on international trade and has been adversely affected by trade tariffs, other protectionist measures, competition from emerging economies and the economic conditions of its trading partners. Japan is also heavily dependent on oil imports, and higher commodity prices could therefore have a negative impact on the Japanese economy.

Political Risk. Historically, Japan has had unpredictable national politics and may experience frequent political turnover. Future political developments may lead to changes in policy that might adversely affect the Fund’s investments. In addition, China has become an important trading partner with Japan. Japan’s political relationship with China, however, has been strained. Should political tension increase, it could adversely affect the Japanese economy and destabilize the region as a whole.

Large Government and Corporate Debt Risk. The Japanese economy faces several concerns, including a financial system with large levels of nonperforming loans, over-leveraged corporate balance sheets, extensive cross-ownership by major corporations, a changing corporate governance structure, and large government deficits. These issues may cause a slowdown of the Japanese economy.

Currency Risk. The Japanese yen has fluctuated widely at times and any increase in its value may cause a decline in exports that could weaken the Japanese economy. Japan has, in the past, intervened in the currency markets to attempt to maintain or reduce the value of the yen. Japanese intervention in the currency markets could cause the value of the yen to fluctuate sharply and unpredictably and could cause losses to investors.

Nuclear Energy Risk. The nuclear power plant catastrophe in Japan in March 2011 may have long-term effects on the Japanese economy and its nuclear energy industry, the extent of which are currently unknown.

Labor Risk. Japan has an aging workforce and has experienced a significant population decline in recent years. Japan’s labor market appears to be undergoing fundamental structural changes, as a labor market traditionally accustomed to lifetime employment adjusts to meet the need for increased labor mobility, which may adversely affect Japan’s economic competitiveness.

Geographic Risk. Natural disasters, such as earthquakes, volcanic eruptions, typhoons and tsunamis, could occur in Japan or surrounding areas and could negatively affect the Japanese economy, and, in turn, could negatively affect the Fund.

Security Risk. Japan’s relations with its neighbors, particularly China, North Korea, South Korea and Russia, have at times been strained due to territorial disputes, historical animosities and defense concerns. Most recently, the Japanese government has shown concern over the increased nuclear and military activity by North Korea and China. Strained relations may cause uncertainty in the Japanese markets and adversely affect the overall Japanese economy, particularly in times of crisis.

European Securities. A fund’s performance may be affected by political, social and economic conditions in Europe, such as growth of the economic output (the gross national product), the rate of inflation, the rate at which capital is reinvested into European economies, the success of governmental actions to reduce budget deficits and the resource self-sufficiency of European countries.

The Economic and Monetary Union (“EMU”) of the European Union (“EU”) is comprised of EU members that have adopted the euro currency. By adopting the euro as its currency, a member state relinquishes control of its own monetary policies and is subject to fiscal and monetary controls. The EMU requires Eurozone countries to comply with restrictions on interest rates, deficits, debt levels, and inflation rates, fiscal and monetary controls, and other factors, each of which may significantly impact every European country and their economic partners. Decreasing imports or exports, changes in governmental or other regulations on trade, changes in the exchange rate of the euro, the threat of default or actual default by one or more EU member countries on its sovereign debt, and/or an economic recession in one or more EU member countries may have a significant adverse effect on the economies of other EU member countries and major trading partners outside Europe.

In recent years, the European financial markets have experienced volatility and adverse trends due to concerns relating to economic downturns, rising government debt levels and national unemployment and the possible default of government debt in several European countries. Several countries have agreed to multi-year bailout loans from the European Central Bank, International Monetary Fund, and other institutions. Responses to financial problems by European governments, central banks, and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have unintended consequences. A default or debt restructuring by any European country can adversely impact holders of that country’s debt and sellers of credit default swaps linked to that country’s creditworthiness, which may be located in other countries and can affect exposures to other EU countries and their financial companies as well. In addition, issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity.

Secessionist movements, such as the Catalan movement in Spain, as well as government or other responses to such movements, may also create instability and uncertainty in the region. Ukraine has experienced ongoing military conflict; this conflict may expand, and military attacks could occur elsewhere in Europe. Europe has also been struggling with mass migration from the Middle East and Africa. The occurrence of terrorist incidents throughout Europe also could impact financial markets. The impact of these events is not clear but could be significant and far-reaching and materially impact a fund.

In a referendum held on June 23, 2016, the United Kingdom (the “UK”) resolved to leave the EU (referred to as “Brexit”). On December 31, 2020, the UK officially left the EU. The UK and the EU reached a trade agreement on December 31, 2020, which is due to be approved by all applicable UK and EU governmental bodies in early 2021. The period following the UK’s withdrawal from the EU is expected to be one of significant political and economic uncertainty particularly until the UK government and EU member states agree and implement the terms of the UK’s future relationship with the EU. Brexit may create additional economic stresses for the UK, which may include causing a contraction of the UK economy and price volatility in UK stocks, decreased trade, capital outflows, devaluation of pounds sterling, and wider corporate bond spreads due to uncertainty and declines in business and consumer spending as well as foreign direct investment. A fund may be negatively impacted by changes in law and tax treatment resulting from or following Brexit. Until the economic effects of Brexit become clearer, and while a period of political, regulatory and commercial uncertainty continues, there remains a risk that Brexit may negatively impact the value of investments held by a fund. In addition, Brexit may also have a destabilizing impact on the EU or the EMU to the extent that other member states similarly seek to withdraw from the EU or the EMU. Any further exits from the EU or the EMU would likely cause additional market disruptions globally, impact the market values of EU and various other securities and currencies, cause redenomination of certain securities into less valuable local currencies, create more volatile and illiquid markets, and introduce new legal and regulatory uncertainties.

Latin American Securities.

Inflation. Most Latin American countries have experienced, at one time or another, severe and persistent levels of inflation, including, in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels.

Political Instability. As an emerging market, Latin American countries generally have historically suffered from social, political, and economic instability. For investors, this has meant additional risk caused by periods of regional conflict, political corruption, totalitarianism, protectionist measures, nationalization, hyperinflation, debt crises, sudden and large currency devaluation, and intervention by the military in civilian and economic spheres. However, in some Latin American countries, a move to sustainable democracy and a more mature and accountable political environment is under way. Domestic economies have been deregulated, privatization of state-owned companies is almost completed and foreign trade restrictions have been relaxed.

Nonetheless, to the extent that events such as those listed above continue in the future, they could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets in the region. In addition, recent favorable economic performance in much of the region has led to a concern regarding government overspending in certain Latin American countries. Investors in the region continue to face a number of potential risks.

Governments of many Latin American countries have exercised and continue to exercise substantial influence over many aspects of the private sector. Governmental actions in the future could have a significant effect on economic conditions in Latin American countries, which could affect the companies in which a fund invests and, therefore, the value of fund shares.

Additionally, an investment in Latin America is subject to certain risks stemming from political and economic corruption, which may negatively affect the country or the reputation of companies domiciled in a certain country.

Dependence on Exports and Economic Risk. Certain Latin American countries depend heavily on exports to the U.S. and investments from a small number of countries. Accordingly, these countries may be sensitive to fluctuations in demand, protectionist trade policies, exchange rates and changes in market conditions associated with those countries. The economic growth of most Latin American countries is highly dependent on commodity exports and the economies of certain Latin American countries, particularly Mexico and Venezuela, are highly dependent on oil exports. As a result, these economies are particularly susceptible to fluctuations in the price of oil and other commodities and currency fluctuations. The 2008 global financial crisis weakened the global demand for oil and other commodities and, as a result, Latin American countries faced significant economic difficulties that led certain countries into recession. If global economic conditions worsen, prices for Latin American commodities may experience increased volatility and demand may continue to decrease. Although certain of these countries have recently shown signs of recovery, such recovery, if sustained, may be gradual. In addition, prolonged economic difficulties may have negative effects on the transition to a more stable democracy in some Latin American countries. In certain countries, political risk, including nationalization risk, is high.

Sovereign Debt. A number of Latin American countries are among the largest debtors of developing countries, and have a history of reliance on foreign debt and default. The majority of the region’s economies have become dependent upon foreign credit and loans from external sources to fund government economic plans. Historically, these plans have frequently resulted in little benefit accruing to the economy. Most countries have been forced to restructure their loans or risk default on their debt obligations. In addition, interest on the debt is subject to market conditions and may reach levels that would impair economic activity and create a difficult and costly environment for borrowers. Accordingly, these governments may be forced to reschedule or freeze their debt repayment, which could negatively affect local markets. Because of their dependence on foreign credit and loans, a number of Latin American economies faced significant economic difficulties and some economies fell into recession as the 2008 global financial crisis tightened international credit supplies. While the region has recently shown signs of economic improvement, recovery from past economic downturns in Latin America has historically been slow, and any such recovery, if sustained, may be gradual. The European crisis and weakened global economy may reduce demand for exports from Latin America and limit the availability of foreign credit for some countries in the region. As a result, a fund’s investments in Latin American securities could be harmed if economic recovery in the region is limited.

Derivatives – Futures, Forwards, Options and Hedging Transactions:

General Description. A fund may use certain financial instruments, which may include futures contracts (sometimes referred to as “futures”), options, options on futures, swaps and non-deliverable forward currency contracts (“Derivatives”).

In addition, the funds expect to discover new opportunities in connection with such instruments and, as these new opportunities may become available and regulatory authorities broaden the range of permitted transactions, a fund’s portfolio manager may utilize these opportunities to the extent it is consistent with a fund’s investment objective(s) and permitted by the fund’s investment limitations and applicable regulatory authorities. (For purposes of this discussion, such new opportunities are included in the defined term Derivatives.) Although a fund may be permitted to use a variety of Derivatives, each fund presently intends to purchase, sell and use for hedging or investment purposes those Derivatives as specified and discussed in the sections that follow.

Regulation.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) resulted in historic and comprehensive statutory reform of the regulation of Derivatives, including the manner in which they are entered into, reported, recorded, executed, and settled (or “cleared”). In particular, the Dodd-Frank Act mandates the elimination of references to credit ratings in numerous securities laws, including the 1940 Act. Certain swap Derivatives have been and other Derivatives may be mandated for central clearing under the Dodd-Frank Act, which likely will require technological and other changes to the operations of registered investment companies and the market in which they will trade. Central clearing also entails the use of assets of a registered investment company to satisfy margin calls and this may have an effect on the performance of such a fund. Although the CFTC released final rules relating to clearing, reporting, recordkeeping and registration requirements under the legislation, many of the provisions of the Dodd-Frank Act are subject to further final rulemaking or phase-in periods, and thus their ultimate impact remains unclear. The banking regulators and the Commodity Futures Trading Commission (“CFTC”) have issued regulations requiring the posting of initial and variation margin for uncleared swaps. The variation margin requirements are now effective and the initial margin requirements are being phased-in through 2022 based on average daily aggregate notional amount of covered swaps between swap dealers and swap entities. Due to these regulations, a fund could be required to engage in greater documentation and recordkeeping with respect to swap agreements.

The regulators that have been charged with the responsibility for implementing the Dodd-Frank Act (i.e., the Commission, the CFTC, and the banking regulators) have been active in proposing and adopting regulations and guidance on the use of Derivatives by registered investment companies. As discussed below, the CFTC adopted a revision to one of its rules that, as revised, either restricts the use of Derivatives by a registered investment company or requires the fund’s adviser to register as a commodity pool operator (“CPO”).

Historically, advisers of registered investment companies trading commodity interests (such as futures contracts, options on futures contracts, non-deliverable forwards and swaps), including the funds, had been excluded from regulation as commodity pool operators (“CPOs”) pursuant to CFTC Regulation 4.5. In 2012, the CFTC amended Regulation 4.5 to narrow this exclusion. Under the amended Regulation 4.5 exclusion, in order to rely on the exclusion a registered investment company’s commodity interests — other than those used for bona fide hedging purposes (as defined by the CFTC) — must be limited such that the aggregate initial margin and premiums required to establish the positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase) does not exceed 5% of a fund’s NAV, or alternatively, the aggregate net notional value of the positions, determined at the time the most recent position was established, does not exceed 100% of a fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions). Further, to qualify for the exclusion in amended Regulation 4.5, a fund must satisfy a marketing test, which requires, among other things, that a fund not hold itself out as a vehicle for trading commodity interests. A fund’s ability to use these instruments may also be limited by tax considerations. Carillon Tower is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. On behalf of each fund, an exemption from registration or regulation as a commodity pool operator under the Commodity Exchange Act has been claimed with the CFTC under CFTC Regulation 4.5, and Carillon Tower is exempt from registration as a commodity trading adviser under CFTC Regulation 4.14(a)(8) with respect to each fund.

The regulation of cleared and uncleared swap agreements, as well as other Derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the Commission, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.

It is not possible to predict fully the effects of current or future regulation. However, it is possible that developments in government regulation of various types of derivative instruments, such as speculative position limits on certain types of Derivatives, or limits or restrictions on the counterparties with which the funds engage in derivative transactions, may limit or prevent a fund from using or limit a fund’s use of these instruments effectively as a part of its investment strategy, and could adversely affect a fund’s ability to achieve its investment objective(s). Carillon Tower will continue to monitor developments in the area, particularly to the extent regulatory changes affect the funds’ ability to enter into desired swap agreements. New requirements, even if not directly applicable to the funds, may increase the cost of a fund’s investments and cost of doing business.

On October 28, 2020, the SEC adopted new Rule 18f-4 (the “Derivatives Rule”), replacing the asset segregation regime of Investment Company Act Release No. 10666 (“Release 10666”) with a new framework for the use of derivatives by registered funds. For a fund using a significant amount of Derivatives, the Derivatives Rule mandates a fund adopt and/or implement: (i) value at risk limitations in lieu of asset segregation requirements; (ii) a written derivatives risk management program; (iii) new Board oversight responsibilities; and (iv) new reporting and recordkeeping requirements. The Derivatives Rule provides an exception for a fund with Derivatives exposure not exceeding 10% of its net assets, excluding certain currency and interest rate hedging transactions. Complying with the Derivatives Rule may increase the cost of a fund’s investments and cost of doing business, which could adversely affect investors. The full impact of the Derivatives Rule on a fund remains uncertain, but due to the compliance timeline within the Derivatives Rule, it is unlikely that a fund will be required to fully comply with the requirements until August 19, 2022.

Regulations adopted by the banking regulators require certain banks to include in a range of financial contracts, including many Derivatives contracts, terms delaying or restricting default, termination and other rights in the event that the bank and/or its affiliates become subject to certain types of resolution or insolvency proceedings. The regulations could limit a fund’s ability to exercise a range of cross-default rights if its counterparty, or an affiliate of the counterparty, is subject to bankruptcy or similar proceeding. Such regulations could further negatively impact a fund’s use of Derivatives.

Special Risks of Hedging Strategies.    The use of Derivatives involves special considerations and risks, as described below. Risks pertaining to particular Derivatives are described in the sections that follow.

(1)        Successful use of most Derivatives depends upon a portfolio manager’s ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. While each fund’s portfolio manager is experienced in the use of Derivatives, there can be no assurance that any particular hedging strategy adopted will succeed.

(2)        There might be imperfect correlation, or even no correlation, between price movements of a Derivative and price movements of the investments being hedged. For example, if the value of a Derivative used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Derivatives are traded. The effectiveness of hedges and using Derivatives on indices will depend on the degree of correlation between price movements in the Derivative and price movements in the securities being hedged.

             To compensate for imperfect correlation, a fund may purchase or sell Derivatives in a greater dollar amount than the hedged investment if the volatility of the hedged investment is historically greater than the volatility of the Derivatives. Conversely, a fund may purchase or sell fewer contracts if the volatility of the price of the hedged investment is historically less than that of the Derivatives.

(3)        Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a fund entered into a short hedge because its portfolio manager projected a decline in the price of a security in the fund’s investment portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Derivative. Moreover, if the price of the Derivative declined by more than the increase in the price of the security, the fund could suffer a loss. In either such case, the fund would have been in a better position had it not hedged at all. Some Derivatives have the potential for unlimited loss, regardless of the size of a fund’s initial investment.

(4)        As described below, each fund might be required to maintain assets as “cover,” maintain earmarks or make margin payments when it takes positions in Derivatives involving obligations to third parties. If a fund were unable to close out its positions in such Derivatives, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair a fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the fund sell a portfolio security at a disadvantageous time. A fund’s ability to close out a position in a Derivative prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (“counterparty”) to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the fund. Further, not all Derivative transactions require a counterparty to post collateral, which may expose a fund to greater losses in the event of a default by a counterparty.

Cover for Derivatives. Some Derivatives expose a fund to an obligation to another party. A fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities, currencies, forward currency contracts, options, or futures contracts or (2) cash and other liquid assets with a value, mark-to-market daily, sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. Each fund will comply with Commission guidelines regarding cover for instruments and will, if the guidelines so require, set aside cash or other liquid assets in an account with or on the books of the fund’s custodian, in the prescribed amount.

Assets used as cover or otherwise held in an account cannot be sold while the position in the corresponding Derivative is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a fund’s assets to cover could impede the adviser’s ability to manage the portfolio or the fund’s ability to meet redemption requests or other current obligations.

Options:

Each fund, except Capital Appreciation, International Stock, Small Cap Growth, International, Mid Cap, and Small Cap may use for hedging, substitution or investment purposes, certain options, including options on securities, equity and debt indices, currencies and futures. However, Growth & Income may only purchase and write call options on securities as discussed below. Certain risks and special characteristics of these strategies are discussed below.

Risks of Options Trading. The purchase of call options can serve as a long hedge, and the purchase of put options can serve as a short hedge. Writing put or call options can enable the fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, if the market price of the security underlying a put option declines to less than the exercise price of the option, minus the premium received, the fund would expect to suffer a loss.

Writing call options can serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the fund will be obligated to sell the security or currency at less than its market value. If the call option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under “Illiquid and Restricted Securities.”

Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the fund will be obligated to purchase the security or currency at more than its market value. If the put option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under “Illiquid and Restricted Securities.”

A fund effectively may terminate its right or obligation under an option by entering into a closing transaction. If the fund wished to terminate its obligation to purchase or sell the investment under a put or call option it has written, a fund may purchase a put or call option of the same series (i.e., an option identical in its terms to the option previously written); this is known as a closing purchase transaction. Conversely, in order to terminate its right to purchase or sell under a call or put option it has purchased, a fund may write a call or put option of the same series; this is known as a closing sale transaction. Closing transactions essentially permit the fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. Whether a profit or loss is realized from a closing transaction depends on the price movement of the underlying security, index, currency or futures contract and the market value of the option.

In considering the use of options, particular note should be taken of the following:

(1)        Options on securities and options on securities indices are treated as securities for purposes of CFTC regulation (as discussed above under “CFTC Regulation”). Accordingly, a fund’s positions in such options would not be counted against the de minimis limits in CFTC Regulation 4.5. However, a fund’s positions in options on futures contracts, if applicable, would be counted against such de minimis limits, unless used only for bona fide hedging.

(2)        The value of an option position will reflect, among other things, the current market price of the underlying security, index, currency or futures contract, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying instrument and general market conditions. For this reason, the successful use of options depends upon a fund’s portfolio manager’s ability to forecast the direction of price fluctuations in the underlying instrument.

(3)        At any given time, the exercise price of an option may be below, equal to or above the current market value of the underlying instrument. Purchased options that expire unexercised have no value. Unless an option purchased by a fund is exercised or unless a closing transaction is effected with respect to that position, a loss will be realized in the amount of the premium paid.

(4)        A position in an exchange-traded option may be closed out only on an exchange that provides a secondary market for identical options. Most exchange-traded options relate to futures contracts, stocks and currencies. The ability to establish and close out positions on an exchange is subject to the maintenance of a liquid secondary market. Although a fund intends to purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any specific time. In such event, it may not be possible to effect closing transactions with respect to certain options, with the result that the fund would have to exercise those options that it has purchased in order to realize any profit.

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of over-the-counter (“OTC”) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a fund greater flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchange where they are traded. Since closing transactions may be effected with respect to options traded in the OTC markets (currently the primary markets of options on debt securities) only by negotiating directly with the other party to the option contract, or in a secondary market for the option if such market exists, there can be no assurance that a fund will, in fact, be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a fund might be unable to close out an OTC option position at any time prior to its expiration.

With respect to options written by a fund, the inability to enter into a closing transaction may result in material losses. For example, because a fund may maintain a covered position with respect to any call option it writes on a security, it may not sell the underlying security during the period it is obligated under such option. This requirement may impair the fund’s ability to sell a portfolio security or make an investment at a time when such a sale or investment might be advantageous.

(5)        Activities in the options market may result in a higher portfolio turnover rate and additional brokerage costs; however, a fund also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation of market movements.

(6)        The risks of investment in options on indices may be greater than options on securities or currencies. Because index options are settled in cash, when a fund writes a call on an index it cannot provide, in advance, for its potential settlement obligations by acquiring and holding the underlying securities. A fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the fund cannot, as a practical matter, acquire and hold an investment portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

Even if a fund could assemble an investment portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the “timing risk” inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, a fund as the call writer will not learn that it has been assigned until the next business day, at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because there the writer’s obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time a fund learns it has been assigned, the index may have declined, with a corresponding decline in the value of its investment portfolio. This “timing risk” is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

If a fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index subsequently may change. If such a change causes the exercised option to fall out-of-the-money, the fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

A fund may write covered call options on securities to increase income in the form of premiums received from the purchasers of the options. Because it can be expected that a call option will be exercised if the market value of the underlying security increases to a level greater than the exercise price, a fund will write covered call options on securities generally when its portfolio manager believes the premium received by the fund plus anticipated appreciation in the market price of the underlying security up to the exercise price of the option, will be greater than the total appreciation in the price of the security. For Growth & Income, the aggregate value of the securities underlying call options (based on the lower of the option price or market) may not exceed 50% of its net assets. The strategy also may be used to provide limited protection against a decrease in the market price of the security in an amount equal to the premium received for writing the call option, less any transaction costs. Thus, if the market price of the underlying security held by a fund declines, the amount of such decline will be offset wholly or in part by the amount of the premium received by the fund. If, however, there is an increase in the market price of the underlying security and the option is exercised, the fund will be obligated to sell the security at less than its market value. A fund would lose the ability to participate in the value of such securities above the exercise price of the call option. A fund also gives up the ability to sell the portfolio securities used to cover the call option while the call option is outstanding.

Futures:

Each fund, except Capital Appreciation, International Stock, Small Cap Growth, International, Mid Cap, and Small Cap may enter into future contracts. All futures contracts are deemed to be commodity interest for purposes of CFTC Regulation 4.5 (discussed above under “CFTC Regulation”). Thus, a fund’s futures positions will be counted against the de minimis limits in CFTC Regulation 4.5, unless used for bona fide hedging.

Risks of Futures Trading. Although futures contracts by their terms call for actual delivery or acceptance of currencies or financial instruments, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or currency and the same delivery date. If the price of the initial purchase (sale) of the futures contract exceeds the price of the offsetting sale (purchase), the seller earns the difference and realizes a gain. Conversely, if the price of the offsetting purchase (sale) exceeds the price of the initial sale (purchase), the seller realizes a loss.

A fund is required to maintain margin deposits in connection with its transactions in futures contracts. Initial margin deposits vary from contract to contract and are subject to change. Margin balances are adjusted daily to reflect unrealized gains and losses on open contracts. If a fund has market exposure on an open futures contract, the broker will require the fund to deposit variation margin. Conversely, if a fund no longer has market exposure on such contract, the broker will pay any excess variation margin to the fund.

Most of the exchanges on which futures contracts are traded limit the amount of fluctuation permitted in futures prices during a single trading day. The daily price limit establishes the maximum amount the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily price limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily price limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices occasionally have moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting persons trading such futures contracts to substantial losses.

Another risk in employing futures contracts as a hedge is the prospect that prices will correlate imperfectly with the behavior of cash prices for the following reasons. First, rather than meeting additional margin deposit requirements, investors may close contracts through offsetting transactions. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate, currency exchange rate or security price trends by a portfolio manager may still not result in a successful transaction.

In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures contracts and futures options on securities, including technical influences in futures contract trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Futures contracts on U.S. government securities historically have reacted to an increase or decrease in interest rates in a manner similar to that in which the underlying U.S. government securities reacted. To the extent, however, that a fund enters into such futures contracts, the value of such futures contracts will not vary in direct proportion to the value of such fund’s holdings of U.S. government securities. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures contract or a futures option position, and the fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

There is a risk of loss by a fund of the initial and variation margin deposits in the event of bankruptcy of the futures commission merchant (“FCM”) with which the fund has an open position in a futures contract. The assets of the fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of a FCM’s customers. If the FCM does not provide accurate reporting, the fund is also subject to the risk that the FCM could use the fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.

Because the margin deposits required for futures contracts are generally low with respect to the potential obligation to which a fund is exposed, Futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss or, alternatively, gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the futures contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract. However, a fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

To the extent that securities with maturities greater than one year are used to earmark assets to cover a fund’s obligations under futures contracts and related options, such use will not eliminate the risk of a form of leverage, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the fund’s portfolio, and may require liquidation of portfolio positions when it is not advantageous to do so. However, any potential risk of leverage resulting from the use of securities with maturities greater than one year may be mitigated by any overall duration limit on a fund’s portfolio securities. Thus, the use of a longer-term security may require a fund to hold offsetting short-term securities to balance the fund’s portfolio such that the fund’s duration does not exceed any maximum permitted for the fund.

Stock and Bond Index Futures. Growth & Income, Mid Cap Growth, and Unconstrained Bond may invest in Stock and Bond Index Futures. A stock or bond index assigns relative values to the common stocks or bonds comprised in the index. In an index futures contract, a party agrees to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities in the index is made.

The risk of imperfect correlation between movements in the price of an index futures contract and movements in the price of the securities that are the subject of the hedge increases as the composition of a fund’s portfolio diverges from the securities included in the applicable index. The price of the index futures may move more than or less than the price of the securities being hedged. If the price of the futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, a fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures contracts, a fund may buy or sell index futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the prices of such securities is more than the historical volatility of the index. It is also possible that, where a fund has sold futures contracts to hedge its securities against decline in the market, the market may advance and the value of securities held by the fund may decline. If this occurred, the fund would lose money on the futures contract and also experience a decline in value in its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indices upon which the futures contracts are based.

Where index futures contracts are purchased to hedge against a possible increase in the price of securities before a fund is able to invest in securities in an orderly fashion, it is possible that the market may decline instead. If a fund then concludes not to invest in securities at that time because of concern as to possible further market decline for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

A broad-based securities index will generally have at least ten component issues, while a narrow-based index will generally have nine or fewer. Futures contracts on a broad-based security index are subject to exclusive regulatory jurisdiction of the CFTC, while futures contracts on a narrow-based security index are a class of “security futures” subject to joint SEC-CFTC jurisdiction.

Foreign Currency Hedging Strategies. Core Plus and Unconstrained Bond may use options and futures on foreign currencies, options on futures on foreign currencies and forward currency contracts (i.e., an obligation to purchase or sell a specific foreign currency at a specified future date in exchange for another currency which may be U.S. dollars, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into). Each fund may also purchase and sell foreign currency on a spot basis. Each fund may use these instruments for hedging or any other lawful purpose consistent with its investment objective, including transaction hedging, anticipatory hedging, cross hedging, proxy hedging and position hedging. Options traded on a board of trade and futures on foreign currencies are deemed to be commodity interest for purposes of CFTC Regulation 4.5 (discussed above under “CFTC Regulation”). Thus, a fund’s trading in such interests will be counted against the de minimis limits in CFTC Regulation 4.5, unless used for bona fide hedging.

Currency hedges can protect against price movements in a security that a fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Furthermore, currency hedges do not protect against price movements in the securities that are attributable to other causes.

For example, a fund might use currency-related derivative instruments to “lock in” a U.S. dollar price for a portfolio investment, thereby enabling the fund to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received. Each fund also might use currency-related derivative instruments when a sub-adviser believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, and it may use currency-related derivative instruments to sell or buy the amount of the former foreign currency, approximating the value of some or all of the fund’s portfolio securities denominated in such foreign currency. Alternatively, where appropriate, a fund may use currency-related derivative instruments to hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. The use of this basket hedging technique may be more efficient and economical than using separate currency-related derivative instruments for each currency exposure held by a fund. Furthermore, currency-related derivative instruments may be used for short hedges – for example, a fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency.

In addition, a fund may use a currency-related derivative instrument to shift exposure to foreign currency fluctuations from one foreign country to another foreign country where it’s anticipated that the foreign currency exposure purchased will appreciate relative to the U.S. dollar and thus better protect the fund against the expected decline in the foreign currency exposure sold. For example, if a fund owns securities denominated in a foreign currency and it is anticipated that the currency will decline, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in a second foreign currency that would better protect the fund against the decline in the first security than would a U.S. dollar exposure. Hedging transactions that use two foreign currencies are sometimes referred to as “cross hedges.” The effective use of currency-related derivative instruments by a fund in a cross hedge is dependent upon a correlation between price movements of the two currency instruments and the underlying security involved, and the use of two currencies magnifies the risk that movements in the price of one instrument may not correlate or may correlate unfavorably with the foreign currency being hedged. Such a lack of correlation might occur due to factors unrelated to the value of the currency instruments used or investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

A fund might seek to hedge against changes in the value of a particular currency when no Derivatives on that currency are available or such Derivatives are more expensive than certain other Derivatives. In such cases, a fund may hedge against price movements in that currency by entering into transactions using Derivatives on another currency or basket of currencies, the values of which its portfolio manager believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Derivative will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

The value of Derivatives on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. In general, if the currency in which a portfolio investment is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the currency would adversely affect the value of the portfolio investment expressed in U.S. dollars.

The use of currency-related derivative instruments by each fund involves a number of risks. The value of currency-related derivative instruments depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, a fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots (generally consisting of transactions of greater than $1 million).

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they re-open.

Settlement of transactions in currency-related derivative instruments might be required to take place within the country issuing the underlying currency. Thus, a fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

When a fund engages in a transaction in a currency-related derivative instrument, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract or otherwise complete the contract. In other words, a fund will be subject to the risk that a loss may be sustained by the fund as a result of the failure of the counterparty to comply with the terms of the transaction. The counterparty risk for exchange-traded instruments is generally less than for privately-negotiated or OTC currency instruments, since generally a clearing agency, which is the issuer or counterparty to each instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, a fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the transaction and possibly other losses to the fund. Each fund will enter into transactions in currency-related derivative instruments only with counterparties that are reasonably believed to be capable of performing under the contract.

Permissible foreign currency options will include options traded primarily in the OTC market. Although options on foreign currencies are traded primarily in the OTC market, each fund will normally purchase or sell OTC options on foreign currency only when it is believed that a liquid secondary market will exist for a particular option at any specific time.

When required by the Commission guidelines, each fund will earmark permissible liquid assets in its books and records or otherwise cover its potential obligations under currency-related derivative instruments in accordance with procedures adopted by the Board. To the extent a fund’s assets are so set aside, they cannot be sold while the corresponding currency position is open, unless they are replaced with similar assets. As a result, if a large portion of a fund’s assets are so set aside, this could impede portfolio management or the fund’s ability to meet redemption requests or other current obligations.

Each fund’s dealing in currency-related derivative instruments will generally be limited to the transactions described above. However, the funds reserve the right to use currency-related derivative instruments for different purposes and under different circumstances. It also should be realized that use of these instruments does not eliminate, or protect against, price movements in a fund’s securities that are attributable to other (i.e., non-currency related) causes. Moreover, while the use of currency-related derivative instruments may reduce the risk of loss due to a decline in the value of a hedged currency, at the same time the use of these instruments tends to limit any potential gain which may result from an increase in the value of that currency.

Forward Currency Contracts. Each fund, except Small Cap Growth, International, Mid Cap, Small Cap, and Core Bond, may enter into forward currency exchange contracts and non-deliverable forwards as discussed below.

Capital Appreciation may enter into such contracts to purchase or sell foreign currencies at a future date that is not more than 30 days from the date of the contract. A forward currency exchange contract involves an obligation to purchase or sell a specified currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. Non-deliverable forwards (“NDFs”) are cash-settled, short-term forward contracts on foreign currencies that are non-convertible and that may be thinly traded or illiquid. NDFs involve an obligation to pay an amount equal to the difference between the prevailing market exchange rate for the relevant currency and the agreed upon exchange rate, with respect to an agreed notional amount.

International Stock generally will not enter into a forward currency contract with a term of greater than one year.

International Stock and Growth & Income may enter into a forward currency contract to sell the foreign currency for a fixed U.S. dollar amount approximating the value of some or all of their respective portfolio securities denominated in such foreign currency.

Capital Appreciation, International Stock and Growth & Income may use forward currency contracts when its portfolio manager wishes to “lock in” the U.S. dollar price of a security when the fund is purchasing or selling a security denominated in a foreign currency or anticipates receiving a dividend or interest payment denominated in a foreign currency.

International Stock and Growth & Income may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date either with respect to specific transactions or with respect to portfolio positions in order to minimize the risk to the fund from adverse changes in the relationship between the U.S. dollar and foreign currencies.

Capital Appreciation, International Stock, Growth & Income, and Mid Cap Growth may seek to hedge against changes in the value of a particular currency by using forward currency contracts on another foreign currency or a basket of currencies, the value of which the fund’s portfolio manager believes will have a positive correlation to the values of the currency being hedged. Use of a different foreign currency magnifies the risk that movements in the price of the forward currency contract will not correlate or will correlate unfavorably with the foreign currency being hedged.

International Stock and Growth & Income may use forward currency contracts to shift exposure to foreign currency fluctuations from one country to another. For example, if a fund owned securities denominated in a foreign currency and its portfolio manager believed that currency would decline relative to another currency, it might enter into a forward currency contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency. Transactions that use two foreign currencies are sometimes referred to as “cross hedging.” Use of a different foreign currency magnifies a fund’s exposure to foreign currency exchange rate fluctuations.

Forward Currency Exchange Contracts. Forward currency exchange contracts are physically settled through an exchange of currencies. Accordingly, they are traded in the interbank market directly between currency traders (usually large commercial banks) and their customers. In addition, because they are physically settled, they are not treated as commodity interests for purposes of CFTC Regulation 4.5 (discussed above under “CFTC Regulation”). Therefore, a fund’s positions in them is not subject to the de minimis limits in CFTC Regulation 4.5.

The cost to a fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions prevailing. Because forward currency contracts usually are entered into on a principal basis, no fees or commissions are involved. When a fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, a fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

A fund bears the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, a fund may have contractual remedies pursuant to the forward contract, but such remedies may be subject to bankruptcy and insolvency laws which could affect a fund’s rights as a creditor.

Non-Deliverable Forwards. NDFs are similar to forward currency exchange contracts, but do not require physical delivery of any currency on the settlement date. Rather, on the settlement date, the only transfer between the counterparties is the monetary settlement amount representing the difference between the contract rate and the prevailing market exchange rate. NDFs typically may have terms from one month up to two years and are settled in U.S. dollars.

A fund will typically use NDFs for hedging purposes or for direct investment in a foreign country for income or gain. The use of NDFs for hedging or to increase income or gain may not be successful, resulting in losses to a fund, and the cost of such strategies may reduce a fund’s respective returns.

NDFs are subject to many of the risks associated with Derivatives in general and forward currency transactions including risks associated with fluctuations in foreign currency and the risk that the counterparty will fail to fulfill its obligations. In addition, pursuant to the Dodd-Frank Act and implementing regulations, NDFs are deemed to be commodity interests, including for purposes of amended Regulation 4.5. Therefore, funds claiming an exclusion under Regulation 4.5 will limit their investment in NDFs as discussed above under “CFTC Regulation.”

Although NDFs have historically been traded OTC, in the future pursuant to the Dodd-Frank Act, they may be exchange-traded. Under such circumstances, they will be centrally cleared and a secondary market for them will exist. All NDFs are subject to counterparty risk, which is the risk that the counterparty will not perform as contractually required under the NDF. With respect to NDFs that are centrally-cleared, a fund could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if it breaches its obligations under the NDF, becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor.

Combined Transactions. A fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of its overall position. For example, a fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

A fund’s options and futures activities may affect its turnover rate and brokerage commission payments, and status under CFTC Regulation 4.5 (as discussed above under “CFTC Regulation”). The exercise of calls or puts written by a fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once a fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by a fund may also cause the sale of related investments, and increasing turnover; although such exercise is within the fund’s control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. A fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

Swaps, Caps, Floors and Collars:

The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, less liquid than swaps.

Among the transactions into which Core Bond, Core Plus Bond, and Unconstrained Bond may enter are interest rate, currency, index and total return swaps and the purchase or sale of related caps, floors and collars. A fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the fund anticipates purchasing at a later date. Interest rate swaps involve the exchange with another party of respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal.

Core Bond, Core Plus Bond, and Unconstrained Bond will usually enter into swaps on a net basis. These swaps, caps, floors and collars, which are used for bona fide hedging purposes, are subject to the funds’ asset segregation requirements under the 1940 Act. However, they are not subject to the funds’ borrowing restrictions. In addition, a fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by S&P, Moody’s or Fitch or has an equivalent rating from any other Nationally Recognized Statistical Rating Organization or is determined to be of equivalent credit quality by the portfolio manager. If there is a default by the counterparty, the fund may have contractual remedies pursuant to the agreements related to the transaction.

Core Bond, Core Plus Bond, and Unconstrained Bond may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, the fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the fund would receive from the counterparty a periodic stream of payments over the term of the contract, provided that no event of default has occurred. If no default occurs, the fund would keep the stream of payments and would have no payment obligations. As the seller, the fund would be subject to investment exposure on the notional amount of the swap.

Core Bond, Core Plus Bond, and Unconstrained Bond may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, i.e. that the seller may fail to satisfy its payment obligations to the fund in the event of a default.

The spread of a credit default swap is the annual amount the protection buyer must pay the protection seller over the length of the contract, expressed as a percentage of the notional amount. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down,

principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Credit default swaps sold by a fund may involve greater risks than if a fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk, and, with respect to OTC credit default swaps, counterparty credit risk and credit risk of the issuer. In addition, the value of the reference obligation received by a fund as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the fund. A fund bears the risk that the counterparty will default, and this could result in a loss of the expected benefit of the transaction and possibly other losses to the fund.

Other forms of swap agreements that each fund may invest in include a “quanto” or “differential” swap, which combines both an interest rate and a currency transaction; interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

A fund may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the funds may pay an adjustable or floating fee. With a “floating” rate, the fee may be pegged to a base rate, such as LIBOR or another Reference Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the funds may be required to pay a higher fee at each swap reset date.

A fund may be required to earmark liquid assets equal to the full notional amount of certain swaps, such as written credit default swaps on physically settled forwards or written options. The amount that a fund must earmark may be reduced by the value of any collateral that it has pledged to secure its own obligations under the swap.

In an uncleared swap, the swap counterparty is typically a brokerage firm, bank or other financial institution. A fund customarily enters into uncleared swaps based on the standard terms and conditions of an International Swaps and Derivatives Association (“ISDA”) Master Agreement. ISDA is a voluntary industry association of participants in the OTC derivatives markets that has developed standardized contracts used by such participants that have agreed to be bound by such standardized contracts.

In the event that one party to a swap transaction defaults and the transaction is terminated prior to its scheduled termination date, one of the parties may be required to make an early termination payment to the other. An early termination payment may be payable by either the defaulting or non-defaulting party, depending upon which of them is “in-the-money” with respect to the swap at the time of its termination. Early termination payments may be calculated in various ways, but are intended to approximate the amount the “in-the-money” party would have to pay to replace the swap as of the date of its termination.

During the term of an uncleared swap agreement, a fund is usually required to pledge to the swap counterparty, from time to time, an amount of cash and/or other assets equal to the total net amount (if any) that would be payable by the fund to the counterparty if the swap were terminated on the date in question, including any early termination payments. Periodically, changes in the amount pledged are made to recognize changes in value of the contract resulting from, among other things, interest on the notional value of the contract, market value changes in the underlying investment, and/or dividends paid by the issuer of the underlying instrument. Likewise, the counterparty may be required to pledge cash or other assets to cover its obligations to the fund. However, the amount pledged may not always be equal to or more than the amount due to the other party. Therefore, if a counterparty defaults in its obligations to the fund, the amount pledged by the counterparty and available to the fund may not be sufficient to cover all the amounts due to the fund and the fund may sustain a loss.

The variation margin requirements are now effective and the initial margin requirements are being phased-in through 2022 based on average daily aggregate notional amount of covered swaps between swap dealers and swap entities. Currently, the funds do not typically provide initial margin in connection with uncleared swaps. Due to these regulations, a Fund could be required to engage in greater documentation and recordkeeping with respect to swap agreements. Certain standardized swap agreements are subject to mandatory central clearing and exchange-trading. The Dodd-Frank Act and implementing rules will ultimately require the clearing and exchange-trading of many swaps. Mandatory clearing and exchange-trading of swaps will occur on a phased-in basis based on the type of market participant, CFTC approval of contracts for central clearing and public trading facilities making such cleared swaps available to trade. To date, the CFTC has designated only certain of the most common types of credit default index swaps and interest rate swaps as subject to mandatory clearing and certain public trading facilities have made certain of those swaps available to trade, but it is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing and trade execution requirements. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not eliminate these risks and may involve additional costs and risks not involved with uncleared swaps.

In a cleared swap, a fund’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. Cleared swaps are submitted for clearing through each party’s futures commission merchant (“FCM”), which must be a member of the clearinghouse that serves as the central counterparty. Transactions executed on a swap execution facility may increase market transparency and liquidity but may require a fund to incur increased expenses to access the same types of swaps that it has used in the past.

When a fund enters into a cleared swap, it must deliver to the central counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central counterparty, but a FCM may require additional initial margin above the amount required by the central counterparty. During the term of the swap agreement, a “variation margin” amount may also be required to be paid by a fund or may be received by the fund in accordance with margin controls set for such accounts, depending upon changes in the marked-to-market value of the swap agreement. At the conclusion of the term of the swap agreement, if a fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If a fund has a loss of less than the margin amount, the excess margin is returned to the fund. If the fund has a gain, the full margin amount and the amount of the gain is paid to the fund.

Certain restrictions imposed on a fund by the Code may limit the fund’s ability to use swap agreements. It is possible that developments in the swaps market, including additional government regulation, could adversely affect a fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Swaps are highly specialized instruments that require investment techniques, risk analyses and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Because bilateral swap agreements are structured as two-party contracts that may be subject to contractual restrictions on transferability and termination and because they may have remaining terms of greater than seven days, swap agreements may be considered to be illiquid and subject to a fund’s limitation on investments in illiquid securities. However, Carillon Tower may determine swaps to be liquid under certain circumstances. In addition, central clearing and the trading of cleared swaps on public facilities are intended to increase liquidity. To the extent that a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund’s interest. A fund bears the risk that a sub-adviser will not accurately forecast future market trends or the values of assets, reference rates, indexes or other economic factors in establishing swap positions for the fund. If a sub-adviser attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, a fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for a fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments.

Many swaps are complex and often valued subjectively. Rules adopted under the Dodd-Frank Act require centralized reporting of detailed information about many swap agreements, whether cleared or uncleared. This information is available to regulators and also, to a more limited extent and on an anonymous basis, to the public. Reporting of swap data is intended to result in greater market transparency. This may be beneficial to funds that use swaps in their trading strategies. However, public reporting imposes additional recordkeeping burdens on these funds, and the safeguards established to protect anonymity are not yet tested and may not provide protection of trader identities as intended.

Uncleared swaps are typically executed bilaterally with a swap dealer rather than on exchanges. As a result, swap participants may not be as protected as participants on organized exchanges.

Performance of a swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse. As a result, a fund is subject to the risk that a counterparty will be unable or will refuse to perform under such agreement, including because of the counterparty’s bankruptcy or insolvency. A fund risks the loss of the accrued but unpaid amounts under a swap agreement, which could be substantial, in the event of a default, insolvency or bankruptcy by a swap counterparty. In such an event, the fund will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the fund’s rights as a creditor. If the counterparty’s creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses. Carillon Tower will only approve a swap agreement counterparty for a fund if Carillon Tower deems the counterparty to be creditworthy. However, in unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited.

As noted above, certain types of swap agreements are, and others eventually are expected to be, required to be cleared through a central counterparty, which may affect counterparty risk and other risks faced by the funds. Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely. There is also a risk of loss by a fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the fund has an open position, or the central counterparty in a swap contract. The assets of a fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of a FCM’s customers. If the FCM does not provide accurate reporting, a fund is also subject to the risk that the FCM could use the fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear.

With cleared swaps, a fund may not be able to obtain as favorable terms as it would be able to negotiate for a bilateral, uncleared swap. In addition, a FCM may unilaterally amend the terms of its agreement with a fund, which may include the imposition of position limits or additional margin requirements with respect to the fund’s investment in certain types of swaps. Central counterparties and FCMs can require termination of existing cleared swap transactions upon the occurrence of certain events, and can also require increases in margin above the margin that is required at the initiation of the swap agreement. Currently, depending on a number of factors, the margin required under the rules of the clearinghouse and FCM may be in excess of the collateral required to be posted by the fund to support its obligations under a similar uncleared swap. However, as noted above, regulators have adopted rules imposing margin requirements on uncleared swaps, which are likely to impose higher margin requirements on uncleared swaps.

Finally, a fund is subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, the fund may be required to break the trade and make an early termination payment to the executing broker.

Options on Swap Agreements:

Core Bond, Core Plus Bond and Unconstrained Bond may enter into options on swap agreements (“swaptions”). These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to a fund than if a fund had invested directly in an instrument that yielded that desired return. A fund may write (sell) and purchase put and call swap options. Depending on the terms of a particular option agreement, a fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a fund writes a swap option, upon the exercise of the option, a fund will become obligated according to the terms of the underlying agreement. Swaptions are deemed to be commodity interests for purposes of CFTC Regulation 4.5 (discussed above under “CFTC Regulation”) if the underlying instrument is a swap, which itself would be deemed a commodity interest; therefore, in these circumstances, a fund’s swaptions transactions count against the de minimis limits in CFTC Regulation 4.5, unless done for bona fide hedging purposes. However, if the underlying instrument is a security-based swap, which itself would be deemed a security, then the option thereon would be an option on a security that would not count against the de minimis limits in CFTC Regulation 4.5.

Forward Commitments:

Growth & Income, Core Bond, Core Plus Bond, and Unconstrained Bond may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time (“forward commitments”). However, International Stock and Growth & Income, have no intention of engaging in such transactions at this time. A fund may engage in forward commitments if it either (1) earmarks in the fund’s books and records and maintains until the settlement date, cash or liquid securities in an amount sufficient to meet the purchase price or (2) enters into an offsetting contract for the forward sale of securities of equal value that it owns. Forward commitments may be considered securities in themselves. They involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of a fund’s other assets. When such purchases are made through dealers, a fund relies on the dealer to consummate the sale. The dealer’s failure to do so may result in the loss to the fund of an advantageous yield or price. Although a fund generally will enter into forward commitments with the intention of acquiring securities for its investment portfolios, each fund may dispose of a commitment prior to settlement and may realize short-term profits or losses upon such disposition.

Illiquid and Restricted Securities:

Each fund will not purchase or otherwise acquire any illiquid security, agreements maturing in more than seven days, if, as a result, more than 15% of its net assets (taken at current value) would be invested in investments that the fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. OTC options and their underlying collateral are currently considered to be illiquid investments. A fund that sells OTC options will earmark liquid assets or cover its obligations with respect to OTC options written by the fund. The assets used as cover for OTC options written by a fund will be considered illiquid unless OTC options are sold to qualified dealers who agree that the fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

Not all restricted securities are deemed illiquid for the purposes noted in this section. There is a large institutional market for certain securities that are not registered under the Securities Act of 1933, as amended (“1933 Act”). Rule 144A under the 1933 Act, establishes a “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that have developed as a result of Rule 144A provide both readily ascertainable values for certain restricted securities and the ability to liquidate an investment to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A eligible securities held by a fund, however, could adversely affect the marketability of such portfolio securities and a fund may be unable to dispose of such securities promptly or at reasonable prices. Under those circumstances, such Rule 144A securities are deemed to be illiquid for purposes of compliance limitations on holdings of illiquid securities.

Other Investment Practices:

When-Issued and Delayed Delivery Transactions. International, Core Bond, Core Plus Bond, and Unconstrained Bond may enter into agreements with banks or broker-dealers for the purchase or sale of securities at an agreed-upon price on a specified future date. Such agreements might be entered into, for example, when a fund anticipates a decline in interest rates and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued later. When a fund purchases securities on a when-issued or delayed delivery basis, it is required either (1) to create a segregated account or earmark liquid securities in an amount equal on a daily basis to the amount of a fund’s when-issued or delayed delivery commitments or (2) to enter into an offsetting forward sale of securities it owns equal in value to those purchased. When the time comes to pay for when-issued or delayed delivery securities, a fund will meet its obligations from the available cash flow and/or the sale of securities, or, from the sale of the when-issued or delayed delivery securities themselves (which may have a value greater or less than a fund’s payment obligation).

At the time that a fund purchases a security using one of these techniques, cash or liquid securities equal to the value of the when-issued or forward or firm commitment securities will be earmarked on the fund’s books and records and will be marked-to-market daily. On the delivery date, the fund will meet its obligations from securities that are then maturing or sales of earmarked securities and/or from available cash flow. When-issued and forward commitment securities may be sold prior to the settlement date. However, if the fund chooses to dispose of the right to acquire a security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss. In addition, there is always the risk that the securities may not be delivered and that the fund may incur a loss or will have lost the opportunity to invest the amount earmarked for such transaction.

If the fund disposes of the right to acquire a when-issued or forward commitment security prior to its acquisition or disposes of its right to deliver against a forward commitment, it can incur a gain or loss due to market fluctuation. In some instances prior to the settlement date, the third-party seller of when-issued or forward commitment securities may determine that it will be unable to meet its existing transaction commitments without borrowing securities. In the event that it is advantageous from a yield perspective, the fund may agree to resell its purchase commitment to the third-party seller at the current market price on the date of sale and concurrently enter into another purchase commitment for such securities at a later date. As an inducement for the fund to “roll over” its purchase commitment, the fund may receive a negotiated fee.

Loans of Portfolio Securities. Each fund may loan portfolio securities to qualified broker-dealers. The primary objective of securities lending is to supplement a fund’s income through investment of the cash collateral in short-term interest bearing obligations. The collateral for a fund’s loans will be marked-to-market daily so that at all times the collateral exceeds 100% of the value of the loan. A fund may terminate such loans at any time and the market risk applicable to any security loaned remains its risk. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, a fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by it if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. A fund also may call such loans in order to sell the securities involved. The borrower must add to the collateral whenever the market value of the securities rises above the level of such collateral. Securities loans involve some risk. There is a risk that a borrower may default on its obligations to return loaned securities; however, the funds’ securities lending agent may indemnify a fund against that risk. A fund could incur a loss if the borrower should fail financially at a time when the value of the loaned securities is greater than the collateral, and a fund could lose rights in the collateral should the borrower fail financially. The securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with a fund’s ability to vote proxies or to settle transactions. A fund will also be responsible for the risks associated with the investment of cash collateral. In any case in which the loaned securities are not returned to a fund before an ex-dividend date, the payment in lieu of the dividend that a fund receives from the securities’ borrower would not be treated as a dividend for federal income tax purposes and thus would not qualify for treatment as “qualified dividend income” (as described under “Taxes” below).

Foreign Investment Companies. Each fund, except International, Mid Cap, Small Cap, and Core Bond may invest in Foreign Investment Companies. Some of the securities in which a fund invest may be located in countries that may not permit direct investment by outside investors. Investments in such securities may only be permitted through foreign government-approved or -authorized investment vehicles, which may include other investment companies. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the 1940 Act. Under the 1940 Act, a fund may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company as long as the investment does not represent more than 3% of the voting stock of the acquired investment company. As discussed above under “Other Investment Companies, including ETFs,” the SEC recently adopted Rule 12d1-4, which will permit registered investment companies to acquire the securities of other registered investment companies in excess of the limits imposed in the 1940 Act, subject to compliance with the rule’s conditions.

Selling Securities Short. Each fund, except Capital Appreciation, International Stock, International, Mid Cap, and Small Cap may sell securities short if they own or have the right to obtain like securities of an amount equivalent to those sold short without incurring any additional costs. Transactions in swaps, options, future and forward contracts not involving short sales are not considered to be selling securities short.

When Carillon Tower or a sub-adviser believes that the price of a particular security held by a fund may decline, it may make “short sales against the box” to hedge the unrealized gain on such security. Selling short against the box involves selling a security which a fund owns for delivery at a specified date in the future. A fund will limit its transactions in short sales against the box to 5% of their respective net assets.

A fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. A short sale is a transaction in which a fund sells a security it does not own in anticipation that the market price of that security will decline.

When a fund makes a short sale, it will often borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. In connection with short sales of securities, the fund may pay a fee to borrow securities or maintain an arrangement with a broker to borrow securities, and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time that the fund replaces the borrowed security, the fund will incur a loss; conversely, if the price declines, the fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

A fund may invest pursuant to a risk arbitrage strategy to take advantage of a perceived relationship between the values of two securities. Frequently, a risk arbitrage strategy involves the short sale of a security.

To the extent that a fund engages in short sales, it will maintain collateral required by the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of earmarked assets, marked-to-market daily, that Carillon Tower determines to be liquid in accordance with procedures adopted by the Board that is equal to the current market value of the securities sold short minus any amount maintained as margin, or will ensure that such positions are covered by “offsetting” positions, until the fund replaces the borrowed security. A short sale is “against the box” to the extent that the fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The fund will engage in short selling to the extent permitted by the federal securities laws and rules and interpretations thereunder. To the extent the fund engages in short selling in foreign (non-U.S.) jurisdictions, the fund will do so to the extent permitted by the laws and regulations of such jurisdiction.

Temporary Defensive Purposes. For temporary defensive purposes during anticipated periods of general market decline, a fund may invest up to 100% of its net assets in: (1) money market instruments, including securities issued by the U.S. Government, its agencies or instrumentalities and repurchase agreements secured thereby; (2) bank CDs and bankers’ acceptances issued by banks having net assets of at least $1 billion as of the end of their most recent fiscal year; (3) high-grade commercial paper; and (4) other long- and short-term debt instruments that are rated A or higher by S&P, Moody’s or Fitch. For a description of S&P, Moody’s and Fitch’s commercial paper and corporate debt ratings, see Appendix B. Each fund may also take positions that are inconsistent with its principal investment strategies.

In addition, for temporary defensive purposes, International Stock may invest all or a major portion of its assets in: (1) foreign debt securities; (2) debt and equity securities of U.S. issuers; and (3) obligations issued or guaranteed by the U.S. or a foreign government or their respective agencies, authorities or instrumentalities.

Cyber Security:

With the increased use of technologies such as the Internet and dependence on computer systems to perform necessary business functions, each fund and its service providers are susceptible to operational, information security and related risks, including potential damage to computer systems (including shareholder computer systems). Operational risks include processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology errors or malfunctions, changes in personnel, and errors caused by a fund’s manager, sub-adviser, third-party service providers or counterparties. It is not possible to identify all of the risks that may affect a fund.

Additionally, the funds and their service providers, may be prone to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber security attacks affecting the funds, their investment adviser, their sub-advisers, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the funds. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the funds’ ability to calculate their NAVs, cause the release of private shareholder information or confidential business information, impede trading, subject the funds to regulatory fines or financial losses and/or cause reputational damage. The funds may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issues or securities in which the funds may invest, which could result in material adverse consequences for such issuers, and may cause the funds’ investment in such companies to lose value.

Any of these results could have a substantial adverse impact on a fund and its shareholders. For example, if a cybersecurity incident results in a denial of service, shareholders could lose access to their electronic accounts and be unable to buy or sell Shares for an unknown period of time, and service providers could be unable to access electronic systems to perform critical duties for a fund, such as trading, NAV calculation, shareholder accounting or fulfillment of fund share purchases and requests for repurchase. Cybersecurity incidents could cause a fund or fund service provider to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, or financial loss of a significant magnitude and could result in allegations that the fund or fund service provider violated privacy and other laws. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which a fund invests, counterparties with which a fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions and other parties. Although the funds and Carillon Tower endeavor to determine that service providers have established risk management systems that seek to reduce the risks associated with cybersecurity, and business continuity plans in the event there is a cybersecurity breach, there are inherent limitations in these systems and plans, including the possibility that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. Furthermore, the funds do not control the cybersecurity systems and plans of the issuers of securities in which a fund invests or a fund’s third-party service providers or trading counterparties or any other service providers whose operations may affect a fund or its shareholders.

B.	Industry or Sub-Industry Classifications

For purposes of determining industry or sub-industry classifications, each fund relies primarily upon classifications published by Standard & Poor’s Global Industry Classification Standard (“GICS®”). If GICS® does not have an industry or sub-industry classification for a particular security, Carillon Tower, the funds’ investment adviser, will then rely upon classifications published by Bloomberg L.P. If the designated industry or sub-industry no longer appears reasonable, or if any classifications are determined by Carillon Tower to be so broad that the primary economic characteristics of issuers within a single class are materially different, the funds will classify issuers within that class according to the Directory of Companies Filing Annual Reports with the Commission.

III.	INVESTMENT LIMITATIONS

A.	Fundamental Investment Policies for All Funds

The funds are subject to the following investment limitations that are fundamental policies and may not be changed without the vote of a majority of the outstanding voting securities of the applicable fund. Under the 1940 Act, a “vote of a majority of the outstanding voting securities” of a fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund or (2) 67% or more of the shares present at a shareholders meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

Borrowing. The funds may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Commodities. The funds may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities.

Concentration. Capital Appreciation, Growth & Income, Mid Cap Growth, Small Cap Growth, Core Bond, Core Plus Bond, International, Mid Cap, Small Cap and Unconstrained Bond: Except for any fund that is ‘concentrated’ in an industry or group of industries within the meaning of the 1940 Act, the funds may not purchase the securities of any issuer (other than tax-exempt securities issued or guaranteed by the U.S. Government, U.S. states, District of Columbia, U.S. territories and possessions, and any of the political subdivisions of the aforementioned entities) if, as a result, more than 25% of the fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.

International Stock: The fund may not purchase the securities of any issuer (other than tax-exempt securities issued or guaranteed by the U.S. Government, U.S. states, District of Columbia, U.S. territories and possessions, and any of the political subdivisions of the aforementioned entities, as well as securities of other investment companies that provide exposure to such entities and pay “exempt interest dividends”) if, as a result, more than 25% of the fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.

Diversification. Except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief, each fund may not with respect to 75% of the fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, and securities of other investment companies) if, as a result, (a) more than 5% of a fund’s total assets would be invested in the securities of that issuer, or (b) a fund would hold more than 10% of the outstanding voting securities of that issuer.

Loans, Repurchase Agreements and Loans of Portfolio Securities. The funds may make loans only as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Real Estate. The funds may not purchase or sell real estate, except that, to the extent permitted by applicable law, the funds may (1) invest in securities or other instruments directly or indirectly secured by real estate, and (2) invest in securities or other instruments issued by issuers that invest in real estate.

Senior Securities. The funds may not issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Underwriting. The funds may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities or in connection with investments in other investment companies.

B.	Non-Fundamental Investment Policies

The funds have adopted the following additional restrictions which, together with certain limits described above, may be changed by the Board without shareholder approval in compliance with applicable law, regulation or regulatory policy.

Investing in Illiquid Securities. Each fund may not invest more than 15% of its net assets in repurchase agreements maturing in more than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions as to resale and including privately placed securities.

Investing in Investment Companies. Each fund may invest in securities issued by other investment companies as permitted by the 1940 Act, and the rules thereunder and any exemptive relief.

Except with respect to borrowing money, if a percentage limitation is adhered to at the time of the investment, a later increase or decrease in the percentage resulting from any change in value of net assets will not result in a violation of such restriction.

IV.	NET ASSET VALUE

The NAV per share of each class of shares is normally determined each business day as of the scheduled close of regular trading on the New York Stock Exchange (the “NYSE”) and the NASDAQ, (typically 4 p.m. Eastern time). A fund will not treat an intraday unscheduled disruption in trading on either the NYSE or NASDAQ as a closure of that particular market, and will price its shares as of the normally scheduled close of the NYSE and NASDAQ if the disruption directly affects only one of those markets. The NYSE and NASDAQ normally are open for business Monday through Friday except the following holidays: New Year’s Day, Martin Luther King Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Pursuant to the funds’ Pricing and Valuation Procedures, and subject to the Board’s oversight, Carillon Tower has established a Valuation Committee, comprised of certain officers of the Trust and other employees of Carillon Tower, to carry out various functions associated with properly valuing securities in the funds’ portfolios. In the event that a “Significant Event” occurs that may affect a fund’s valuation, the Valuation Committee will follow procedures outlined in the funds’ Pricing and Valuation Procedures. Significant Events include, but are not limited to, single-issuer events that affect one company, multiple-issuer events that affect a large segment of the market, and vendor-specific event that may cause one or more of the funds’ vendors to become unable to render services during the pricing process.

The funds value securities or assets held in their portfolios as follows:

Credit Default Swaps. Credit default swaps are valued with prices provided by independent pricing services. If prices provided by independent pricing services are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures.

Equity Securities. A security listed or traded on a domestic exchange is valued at its last sales price at the close of the principal exchange on which it is traded. A security listed principally on the NASDAQ Stock Market is normally valued at the NASDAQ Official Closing Price (“NOCP”) provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m. Eastern time, unless that price is outside the range of the “inside” bid and asked prices; in that case, NASDAQ will adjust the price to equal the “inside” bid or ask price, whichever is closer. If no last sale is reported at that time or the security is traded in the OTC market, market value is based on the most recent quoted bid price.

Foreign Equity Securities. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE and the NASDAQ, closing market quotations may become unreliable. Consequently, fair valuation of portfolio securities may occur on a daily basis. The Valuation Committee, using the Pricing and Valuation Procedures, may fair value a security if certain events occur between the time the trading of a particular security ends in a foreign market and a fund’s NAV calculation. The Valuation Committee, using the Pricing and Valuation Procedures, may also fair value a particular security if the events are significant and make the closing price unavailable or unreliable. If an issuer-specific event has occurred that Carillon Tower determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. Carillon Tower also utilizes a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on exchange rates provided by an independent pricing service. The pricing vendor, pricing methodology or degree of certainty may change from time to time. Fund securities primarily traded on foreign markets may trade on days that are not business days of the funds. Because the NAV of a fund’s shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when shareholders would not be able to purchase or redeem shares of the fund.

Fixed Income Securities. Government bonds, corporate bonds, asset-backed bonds, municipal bonds, short-term securities (investments that have a maturity date of 60 days or less) and convertible securities, including high yield or junk bonds, normally are valued on the basis of evaluated prices provided by independent pricing services. Evaluated prices provided by the independent pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors and appropriate methodologies that have been considered by the Board such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. If the evaluated prices provided by the independent pricing service and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Pricing and Valuation Procedures approved by the Board.

Forward Contracts. Forward contracts are valued daily at current forward rates provided by an independent pricing service. If prices provided by independent pricing services and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Pricing and Valuation Procedures.

Investment Companies and ETFs. Investments in other open-end investment companies are valued at their reported NAV. The prospectuses for these companies explain the circumstances under which these companies will use fair value pricing and the effect of the fair value pricing. In addition, investments in closed-end funds and ETFs are valued on the basis of market quotations, if available and reliable. If the prices provided by independent pricing services and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures.

Options and Futures. Options and futures positions are valued based on market quotations, if available and reliable. Futures and options with no readily available fair market value shall be valued using quotations obtained from independent brokers or, if no quotations are available, the Valuation Committee will fair value the security using the Procedures.

Fair Value Estimates. In the event that (1) price quotations or valuations are not readily available, (2) readily available price quotations are not reflective of market value (prices deemed unreliable), or (3) a Significant Event has been recognized in relation to a security or class of securities, such securities will be valued by the Valuation Committee consistent with procedures established by and under the general oversight and responsibility of the Board. Significant events include, but are not limited to, single-issuer events such as corporate announcements or earnings, multiple-issuer events such as natural disasters and significant market fluctuations.

The funds are open each Business Day. Trading in securities on European and Far Eastern securities exchanges and OTC markets normally is completed well before the funds’ close of business on each Business Day. In addition, trading in various foreign markets may not take place on all Business Days or may take place on days that are not Business Days and on which the funds’ NAVs per share are not calculated. The funds calculate NAV per share and, therefore, effect sales and redemptions, as of the close of regular trading on the NYSE each Business Day. If events materially affecting the value of such securities or other assets occur between the time when their prices are determined (including their value in U.S. dollars by reference to foreign currency exchange rates) and the time when the funds’ NAV is calculated, such securities and other assets may be valued at fair value by methods as determined in good faith by or under procedures established by the Board.

V.	INVESTING IN THE FUNDS

Each class of shares is sold at their next determined NAV on Business Days. The procedures for purchasing shares of a fund are explained in the Prospectus under “How to Invest.”

VI.	INVESTMENT PROGRAMS

A.	Retirement Plans

Carillon Family of Funds IRA. An individual may make limited deductible contributions to an IRA through the purchase of fund shares (“Carillon Family of Funds IRA”). A separate agreement is required to establish a Carillon Family of Funds IRA. A Carillon Family of Funds IRA also may be used for certain “rollovers” from qualified retirement plans and from Section 403(b) annuity plans. For more detailed information on a Carillon Family of Funds IRA, please contact Carillon Tower.

The Code limits the deductibility of IRA contributions to a certain maximum. Additionally, individuals who are age 50 or over by the end of any year may make additional special deductible “catch-up” contributions up to a certain maximum per year. These deductible contributions may be made only by taxpayers who are not active participants (and whose spouses are not active participants) in employer-provided retirement plans or who have adjusted gross income below a certain level; however, a married investor who is not an active participant in such a plan and files a joint income tax return with his or her spouse (and their combined adjusted gross income does not exceed a certain maximum established in the Code) is not affected by the spouse’s active participant status. The Code also permits other individuals to make nondeductible IRA contributions up to certain specified amounts. In addition, individuals whose earnings (together with their spouse’s earnings) do not exceed a certain level may establish a Roth IRA; although contributions to this type of account are nondeductible, withdrawals from it generally is not taxable. The maximums, amounts, and limits referred to in this paragraph generally are adjusted for inflation annually.

If any investment held in an IRA is liquidated or, at our sole discretion, otherwise becomes unavailable as a permissible investment, the liquidation or other proceeds will be invested in accordance with your instructions.

Other Retirement Plans. Fund shares also may be used as the investment medium for qualified retirement plans (defined benefit or defined contribution plans established by corporations, partnerships or sole proprietorships), nonqualified deferred compensation plans, and certain voluntary employee benefit association and post-retirement benefit plans. Contributions to these plans may be made (within certain limits) on behalf of the employees, including owner-employees, of the sponsoring entity.

B.	Rights of Accumulation

Certain investors may qualify for the Class A sales charge reductions indicated in the sales charge schedule in the prospectus by combining purchases of Class A and Class C shares into a single “purchase,” if the resulting purchase totals at least $25,000. The term “purchase” refers to: (i) a single purchase by an individual, or to concurrent purchases that, in the aggregate, are at least equal to the prescribed amounts, by an individual, his spouse and their children under the age of 21 purchasing Class A or Class C shares for his or their own account; (ii) a single purchase by a trustee or other fiduciary purchasing Class A or Class C shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or (iii) a single purchase for the employee benefit plans of a single employer. The term “purchase” also includes purchases by a “company,” as the term is defined in the 1940 Act, but does not include purchases by any such company that has not been in existence for at least six months or that has no purpose other than the purchase of mutual fund shares at a discount. A “purchase” also may include Class A or Class C shares purchased at the same time through a single selected dealer of any other Carillon Mutual Fund that distributes its shares subject to a sales charge.

The applicable Class A shares initial sales charge will be based on the total of:

(i)	the investor’s current purchase;

(ii)

the NAV (at the close of business on the previous day) of (a) all Class A and Class C shares of a fund held by the investor and (b) all Class A and Class C shares of any other Carillon Mutual Fund held by the investor and purchased at a time when Class A shares of such other fund were distributed subject to a sales charge (including shares in a money market fund advised or offered by Carillon Tower acquired by exchange); and

(iii)	the NAV of all Class A and Class C shares described in paragraph (ii) owned by another shareholder eligible to combine his purchase with that of the investor into a single “purchase.”

To qualify for a reduced sales charge on a purchase through a selected dealer, the investor or selected dealer must provide the funds’ transfer agent with sufficient information to verify that each purchase qualifies for the privilege or discount.

C.	Class A Letter of Intent

Investors may also obtain the reduced sales charges shown in the prospectus by means of a written Letter of Intent, which expresses the investor’s intention to invest not less than $25,000 within a period of 13 months in Class A shares of any fund managed by Carillon Tower. Each purchase of Class A shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Letter of Intent. In addition, if you own Class A shares of any other Carillon Mutual Fund subject to a sales charge, you may include those shares in computing the amount necessary to qualify for a sales charge reduction. Shares purchased within 90 days of the date you sign the Letter of Intent may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date.

The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 4.75% of such amount. Class A shares purchased with the first 4.75% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed Class A shares will be redeemed involuntarily to pay the additional sales charge, if necessary. When the full amount indicated has been purchased, the escrow will be released. The difference in sales charge will be used to purchase additional Class A shares of a fund subject to the rate of sales charge applicable to the actual amount of the aggregate purchases. An investor may amend their Letter of Intent to increase the indicated dollar amount and begin a new 13-month period. In that case, all investments subsequent to the amendment will be made at the sales charge in effect for the higher amount. The escrow procedures discussed above will apply.

VII.	REDEEMING SHARES

The methods of redeeming shares are described in the section of the Prospectus entitled “How to Sell Your Investment.”

A.	Receiving Payment

If a request for redemption is received by a fund in good order (as described below) before the close of regular trading on the NYSE (usually 4:00 p.m. Eastern time) on a Business Day, the shares will be redeemed at the NAV per share determined as of 4:00 p.m. Eastern time, minus any applicable CDSC. Requests for redemption received by the fund after 4:00 p.m. Eastern time will be executed at the NAV determined as of 4:00 p.m. Eastern time on the next Business Day, minus any applicable CDSC. Each fund reserves the right to accept and execute orders to redeem at such other time as designated by the fund if it accepts orders on days when the exchange is closed.

If shares of a fund are redeemed by a shareholder through a participating dealer or participating bank (“Financial Advisor”) or Plan Administrator, the redemption is settled with the shareholder as an ordinary transaction (generally three business days after the order was received). Payment for shares redeemed normally will be made by the fund after settlement to Carillon Fund Distributors, Inc., the funds’ distributor (“Distributor” or “CFD”), or a Financial Adviser or a Plan Administrator on the next business day.

Other supporting legal documents may be required from corporations or other organizations, fiduciaries or persons other than the shareholder of record making the request for redemption. Questions concerning the redemption of fund shares can be directed to the Distributor, a Financial Advisor, a Plan Administrator or to the funds.

For the funds to process a redemption request, it must be in “good order.” Good order means that Carillon Tower has been provided sufficient information necessary to process the request as outlined in this statement of additional information, including:

•	The shareholder’s name,
•	The name of the fund,
•	The account number,
•	The share or dollar amount to be redeemed, and
•	The signatures of all registered shareholders with signature guarantees, if applicable.

Further, there must not be any restrictions applied to the account making the redemption request. Certain requests are subject to the transfer agent’s verification procedures before they are considered in good order. A request is not considered to be in “good order” by the funds until it meets these requirements.

Each fund has the right to suspend redemption or postpone payment at times when the exchange is closed (other than customary weekend or holiday closings) or during periods of emergency or other periods as permitted by the Commission. In the case of any such suspension, the shareholder or Plan Administrator may either withdraw the request for redemption or receive payment based upon the NAV next determined, less any applicable CDSC, after the suspension is lifted. If a redemption check remains outstanding after six months, each fund reserves the right to redeposit those funds in any deposit account registered to the shareholder or Plan Administrator.

The Board may suspend the right of redemption or postpone payment for more than seven days at times (1) during which the NYSE is closed other than for the customary weekend and holiday closings, (2) during which trading on the NYSE is restricted as determined by the Commission, (3) during which an emergency exists as a result of which disposal by the funds of securities it owns is not reasonably practicable or it is not reasonably practicable for the funds fairly to determine the value of its net assets or (4) for such other periods as the Commission may by order permit for the protection of the holders of a class of shares.

The Board is authorized by the Trust’s Agreement and Declaration of Trust dated May 5, 2017, to require any shareholder or group of shareholders to redeem shares for any reason, including if the share activity of an account or the ownership of shares by a particular shareholder is deemed by the Trustees either to affect adversely the Trust or any fund, or not to be in the best interests of the remaining shareholders of any fund or class of shares. Prior to making any such redemption, a fund will provide at least 60 days’ written notice to the affected shareholder(s). Unless the shares are redeemed at an earlier date, absent any unforeseen circumstances, the shares will be redeemed at the NAV per share of a fund determined as of the close of regular trading on the NYSE and the NASDAQ (typically 4:00 p.m. ET) on the redemption date.

B.	Telephone Transactions

Shareholders of Class A, C, I and Y may redeem shares by placing a telephone request to a fund. Shareholders of Class R-3, R-5 and R-6 shares should call their Plan Administrator to redeem shares. A fund, Carillon Tower, the transfer agent, the Distributor and their trustees, directors, officers and employees are not liable for any loss arising out of telephone instructions they reasonably believe are authentic. In acting upon telephone instructions, these parties use procedures that are reasonably designed to ensure that such instructions are genuine, such as (1) obtaining some or all of the following information: account number, name(s) and social security number(s) registered to the account, and personal identification; (2) recording all telephone transactions; and (3) sending written confirmation of each transaction to the registered owner. If a fund, Carillon Tower, the transfer agent, the Distributor and their trustees, directors, officers and employees do not follow reasonable procedures, some or all of them may be liable for any such losses.

C.	Systematic Withdrawal Plan

Shareholders may elect to make systematic withdrawals from a fund account on a periodic basis. The amounts paid each period are obtained by redeeming sufficient shares from an account to provide the withdrawal amount specified. Should a CDSC apply, the liquidation will be the requested amount, less any applicable charges. The Systematic Withdrawal Plan currently is not available for shares held in an IRA, Section 403(b) annuity plan, defined contribution plan, simplified employee pension plan or other retirement plan, unless the shareholder establishes, to the funds’ satisfaction, that withdrawals from such an account may be made without imposition of a penalty. Shareholders may change the amount to be paid by contacting the funds and no charges shall apply.

Redemptions will be made at NAV determined as of the close of regular trading on the Exchange on a day of each month chosen by the shareholders or a day of the last month of each period chosen by the shareholders, whichever is applicable. Except as described in the Prospectus, systematic withdrawals may be subject to a CDSC. If the Exchange is not open for business on that day, the shares will be redeemed at NAV determined as of the close of regular trading on the Exchange on the following Business Day, minus any applicable CDSC for Class C shares. If a shareholder elects to participate in the Systematic Withdrawal Plan, dividends and other distributions on all shares in the account should be reinvested automatically in fund shares. A shareholder may terminate the Systematic Withdrawal Plan at any time without charge or penalty by giving written notice to the funds. The funds, Carillon Tower, the transfer agent and the Distributor also reserve the right to modify or terminate the Systematic Withdrawal Plan at any time.

A withdrawal payment is treated as proceeds from a sale of shares rather than as a dividend or a capital gain distribution. These payments are taxable to the extent that the total amount of the payments exceeds the tax basis of the shares sold. If the periodic withdrawals exceed reinvested dividends and other distributions, the amount of the original investment may be correspondingly reduced.

Ordinarily, a shareholder should not purchase additional shares of a fund, if maintaining a Systematic Withdrawal Plan of fund shares, because the shareholder may incur tax liabilities in connection with such purchases and withdrawals. A fund will not knowingly accept purchase orders from shareholders for additional shares if they maintain a Systematic Withdrawal Plan unless the purchase is equal to at least one year’s scheduled withdrawals. In addition, a shareholder who maintains such a Systematic Withdrawal Plan may not make periodic investments under each fund’s Automatic Investment Plan.

D.	Waiver of CDSC

The CDSC is currently waived for: (1) The CDSC is currently waived for: (1) Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code; (2) any redemption resulting from a tax-free return of an excess contribution to a qualified employer retirement plan or an IRA; (3) any partial or complete redemption following death or disability (as defined in Section 72(m)(7) of the Code) of a shareholder (including one who owns the shares as a “joint tenant with their spouse) from an account in which the deceased or disabled is named, provided the redemption is requested within one year of the death or initial determination of disability; (4) any redemption of shares to make payments through certain sales from a Systematic Withdrawal Plan of up to 12% annually of the account balance at the beginning of the plan; and (5) any redemption of shares to close out shareholder accounts that do not comply with the minimum balance requirements.

E.	Redemptions-in-Kind

A fund is obligated to redeem shares for any shareholder for cash during any 90-day period up to $250,000 or 1% of that fund’s NAV, whichever is less. Any redemption beyond this amount also will be in cash unless the Board determines that further cash payments will have a material adverse effect on remaining shareholders. In such a case, a fund will pay all or a portion of the remainder of the redemption in portfolio instruments, valued in the same way as each fund determines NAV. The portfolio instruments will be selected in a manner that the Board deems fair and equitable. A redemption-in-kind is not as liquid as a cash redemption. If a redemption is made in kind, a shareholder receiving portfolio instruments could receive less than the redemption value thereof and could incur certain transaction costs upon the subsequent sale of the portfolio instruments.

F.	Frequent Purchases and Redemptions of Fund Shares

“Market timing” typically refers to the practice of frequent trading in the shares of mutual funds in order to exploit inefficiencies in fund pricing. Carillon Tower has no formal or informal arrangements to allow customers to frequently trade in the funds. Carillon Tower and its service providers monitor trading activity in the funds in order to detect and deter market timing activities. In some cases, such monitoring results in rejection of purchase or exchange orders. While there is no guarantee that all market timing will be detected, Carillon Tower has adopted a Market Timing Policy, described in the funds’ Prospectus, to deter such activity.

VIII.	EXCHANGE PRIVILEGE

An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired, at their respective NAVs, as next determined following receipt by the fund whose shares are being exchanged of: (1) proper instructions and all necessary supporting documents or (2) a telephone request from Class A, C, I or Y shareholders, or from Plan Administrators, for such exchange in accordance with the procedures set forth in the Prospectus and below. Telephone requests for an exchange received by a fund before the close of regular trading on the NYSE will be effected at the close of regular trading on that day. Requests for an exchange received after the close of regular trading will be effected on the NYSE’s next trading day.

Each fund reserves the right to: (1) reject any order to acquire its shares through exchange or otherwise, (2) restrict or (3) terminate the exchange privilege at any time. In addition, each Carillon Mutual Fund may terminate this exchange privilege upon 60 days’ notice.

IX.	DISCLOSURE OF PORTFOLIO HOLDINGS

The funds’ policy is to protect the confidentiality of information relating to portfolio holdings and to prevent the selective disclosure of non-public information. To this extent, neither the funds nor Carillon Tower will provide portfolio holdings information to any individual, investor, Plan Administrator or other person unless specifically authorized by the funds’ Chief Compliance Officer (“CCO”) or as described below.

Each fund’s top 20 portfolio holdings will be posted on the funds’ website no earlier than 5 business days after a calendar month’s end and the full portfolio holdings (security name and percentage of total net assets) will be posted and available upon request to the funds’ shareholders no earlier than 5 business days after a calendar quarter’s end. Note that in the event a fund has 20 or fewer holdings, the disclosure of the holdings at month-end will contain full holdings for that fund. In the event of a new fund, the disclosure of holdings may occur on the first day on which the new fund’s portfolio has been fully assembled, at the CCO’s discretion. In addition, each fund’s portfolio holdings as of the end of each fiscal quarter are reported on Form N-PORT and are reported on Form N-CSR for its semiannual and annual periods. See the Prospectus under “Account and Transaction Policies” for more information regarding public disclosure of the funds’ portfolio holdings.

The funds’ Board, officers and certain Carillon Tower employees have regular access to the funds’ portfolio holdings. In addition to being subject to the prohibitions regarding disclosure of, and trading on non-public information described in Carillon Tower’s Code of Ethics, all Carillon Tower personnel must annually certify compliance with the funds’ policy. Specifically, Carillon Tower’s Code of Ethics prohibits employees from revealing non-public information other than to: (1) persons whose responsibilities require knowledge of the information; (2) regulatory authorities who have appropriate jurisdiction with respect to such matters or (3) third parties who utilize such information for ratings or performance analysis. The CCO may approve access to the funds’ portfolio holdings by other persons in Carillon Tower for a limited period of time upon determining that the access is in the best interest of the funds’ shareholders.

Certain employees of the funds’ sub-advisers also have regular access to the funds’ portfolio holdings and must protect the confidentiality of the funds’ portfolio holdings. The funds, Carillon Tower and the sub-advisers are prohibited from entering into any arrangement to disclose the funds’ portfolio holdings for any type of consideration.

The CCO may provide an entity including the funds’ sub-advisers and custodian (“Authorized Service Provider”) with access to a fund’s portfolio holdings more frequently than is publicly available after the CCO’s determination that such access serves a legitimate business purpose. An Authorized Service Provider may not receive portfolio holdings information unless it signs a confidentiality agreement.

Pursuant to arrangements with third-party vendors, Carillon Tower provides the funds’ portfolio holdings information to Asset Management Services, Inc., Refinitiv Financial Solutions, Morningstar, Bloomberg, Standard & Poor’s, Thompson Financial Services, Inc., ISS’ Securities Class Action Services, GainsKeeper, B1aylock Van, LLC and Vickers on a daily, monthly or quarterly basis subject to confidentiality agreements unless the information is publicly available. Public information received by third party vendors is available no earlier than 5 business days after calendar month or quarter end.

The CCO will assess each ad hoc request for access on a case-by-case basis. Each request and the CCO’s response will be documented in writing, provided to Carillon Tower’s compliance department for approval and posted on the funds’ website. The CCO will send a response to the person making an ad hoc request at least one day after it is posted on the funds’ website. All ad hoc disclosure requests will be reported to the funds’ Board at its next meeting.

In the event portfolio holdings disclosure made pursuant to the policy present a conflict of interest between the funds’ shareholders and Carillon Tower, a sub-adviser, the Distributor or any affiliated person of the funds, the disclosure will not be made unless a majority of the Independent Trustees (as defined below) or a majority of a board committee consisting solely of Independent Trustees approves such disclosure.

The CCO will make an annual report to the funds’ Board on the operation and effectiveness of the policy and any changes thereto. In addition, the Board will receive any interim reports that the CCO may deem appropriate.

X.	TAXES

General. Each fund is treated as a separate corporation for federal tax purposes and intends to continue to qualify for favorable tax treatment as a “regulated investment company” under the Code (“RIC”). By so qualifying, a fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders.

To continue to qualify for treatment as a RIC, a fund must distribute annually to its shareholders at least the sum of 90% of its investment company taxable income (generally consisting of net investment income, the excess of net short-term capital gain over net long-term capital loss and net gains and losses from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) (“Distribution Requirement”) and 90% of its net exempt interest income and must meet several additional requirements. With respect to each fund, these requirements include the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures or forward currency contracts) derived with respect to its business of investing in stock, securities or those currencies and net income derived from interests in qualified publicly traded partnerships (“Income Requirement”); and (2) at the close of each quarter of the fund’s taxable year, (a) at least 50% of the value of its total assets must be represented by cash and cash items, Government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities, and (b) at the close of each quarter of the fund’s taxable year, not more than 25% of the value of its total assets may be invested in securities (other than Government securities or the securities of other RICs) of any one issuer or of two or more issuers the fund controls (by owning 20% or more of their voting power) that are determined to be engaged in the same, similar or related trade or business or the securities of one or more qualified publicly traded partnerships (each, a “Diversification Requirement”).

If a fund failed to qualify for treatment as a RIC for any taxable year — either (1) by failing to satisfy the Distribution Requirement, even if it satisfied the Income Requirement and both Diversification Requirements, or (2) by failing to satisfy the Income Requirement and/or either Diversification Requirement and was unable to, or determined not to, avail itself of Code provisions that enable a RIC to cure a failure to satisfy any of the Income and Diversification Requirements as long as the failure “is due to reasonable cause and not due to willful neglect” and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements — it would be taxed on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders. Additionally, the shareholders would treat all those distributions, including distributions of net capital gain, as dividends to the extent of the fund’s earnings and profits, taxable as ordinary income (except that, for individual and certain other non-corporate shareholders (each, a “non-corporate shareholder”), all or part of those dividends may be Qualified Dividend Income (defined below)). In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

Each fund will be subject to a nondeductible 4% excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and its capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

Disposition of Fund Shares and Distributions. A redemption of fund shares will result in a taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder’s adjusted basis in the redeemed shares (which normally includes any sales charge paid on Class A shares). An exchange of shares of any fund for shares of another Carillon Mutual Fund generally will have similar tax consequences. However, special rules apply when a shareholder disposes of Class A shares of a fund through a redemption or exchange and, by January 31 of the calendar year following the year of that disposition, acquires Class A shares of that fund or of another Carillon Mutual Fund without paying a sales charge due to the 90-day reinstatement or exchange privileges. In those cases, any gain on the disposition of the original Class A shares will be increased, or loss decreased, by the amount of the sales charge paid when those shares were acquired, and that amount will increase the basis in the shares subsequently acquired. In addition, if shares of a fund are purchased (whether pursuant to the reinstatement privilege or otherwise) within 30 days before or after redeeming other shares of that fund (regardless of class) at a loss, all or a portion of that loss will not be deductible and will increase the basis in the newly purchased shares. Any capital gain a non-corporate shareholder recognizes on a redemption or exchange of his or her fund shares that have been held for more than one year will qualify for maximum federal income tax rates of 15% for a single shareholder with taxable income not exceeding $445,850 ($501,600 for married shareholders filing jointly) and 20% for non-corporate shareholders with taxable income exceeding those respective amounts, which are effective for 2021 and will be adjusted for inflation annually.

If shares of a fund are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for a dividend or other distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.

Dividends and other distributions a fund declares in the last quarter of any calendar year that are payable to shareholders of record on a date in that quarter will be deemed to have been paid by the fund and received by those shareholders on December 31 of that year if the fund pays them during the following January. Accordingly, those distributions will be taxed to those shareholders for the taxable year in which that December 31 falls.

Dividends from a fund’s investment company taxable income, whether received in cash or reinvested in additional fund shares, are generally taxable to its shareholders as ordinary income, to the extent of its earnings and profits. A portion of those dividends, however, attributable to the aggregate dividends a fund receives from most domestic corporations and certain foreign corporations, or all of those dividends if that aggregate is at least 95% of its gross income (as specially computed) for the taxable year (“Qualified Dividend Income”), may be eligible to be taxed at the 15% / 20% maximum federal income tax rates for non-corporate shareholders mentioned above. In addition, the availability of those rates is subject to satisfaction by the fund, and by the shareholder with respect to the fund shares on which the dividends are paid, of certain holding period and other restrictions. A portion of a fund’s dividends – not exceeding the aggregate dividends it receives from domestic corporations only – also may be eligible for the dividends-received deduction allowed to corporations, subject to similar holding period and other restrictions; however, dividends a corporate shareholder deducts pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax. Distributions of a fund’s net capital gain are taxable to its shareholders as long-term capital gains, whether received in cash or reinvested in additional fund shares and regardless of the length of time the shares have been held. Shareholders receive from the funds federal income tax information regarding dividends and other distributions after the end of each year.

Basis Election and Reporting. A shareholder’s basis in shares of a fund that he or she acquired or acquires after December 11, 2011 (“Covered Shares”), will be determined in accordance with the funds’ default method, which is average basis, unless the shareholder affirmatively elects in writing (which may be electronic) to use a different acceptable basis determination method, such as a specific identification method. The method a fund shareholder elects (or the default method) may not be changed with respect to a redemption (including a redemption that is part of an exchange) of Covered Shares after the settlement date of the redemption.

In addition to the requirement to report the gross proceeds from redemptions of fund shares, each fund (or its administrative agent) must report to the Internal Revenue Service (“IRS”) and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. Fund shareholders should consult with their tax advisers to determine the best IRS-accepted basis determination method for their tax situation and to obtain more information about how the basis reporting law applies to them.

Income from Foreign Securities. Dividends and interest a fund receives, and gains it realizes, on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (“foreign taxes”) that would reduce the total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

In the cases of International Stock or International, if more than 50% of the value of the fund’s total assets at the close of any taxable year consists of securities of foreign corporations, it will be eligible to, and may (as it has done in many previous taxable years), file an election with the IRS that would enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes it paid. Pursuant to this election, the fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by the shareholder, the shareholder’s proportionate share of those taxes, (2) would treat the shareholder’s share of those taxes and of any dividend the fund paid that represents income from foreign or U.S. possessions sources (“foreign-source income”) as the shareholder’s own income from those sources, and (3) could either use the foregoing information in calculating the foreign tax credit against the shareholder’s federal income tax or, alternatively, deduct the taxes deemed paid by the shareholder in computing the shareholder’s taxable income. If International Stock and/or International makes this election, it will report to its shareholders shortly after each taxable year their respective shares of foreign-source income and foreign taxes it paid. Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and have no foreign-source non-passive income will be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

Each fund may invest in the stock of passive foreign investment companies (“PFICs”). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests for a taxable year: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a fund will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC and of any gain on disposition of the stock (collectively “PFIC income”), plus interest thereon, even if the fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. Fund distributions thereof will not be treated as Qualified Dividend Income.

If a fund invests in a PFIC and is able to and elects to treat the PFIC as a qualified electing fund (“QEF”), then in lieu of the foregoing tax and interest obligation, the fund would be required to include in income each year its pro rata share of the QEF’s annual ordinary earnings and net capital gain - which the fund most likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax - even if the fund did not receive those earnings and gain from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

Each fund may elect to mark-to-market its stock in any PFIC in which event it likely would be required to distribute to its shareholders any mark-to-market gains to satisfy the Distribution Requirement and avoid imposition of the Excise Tax. “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of a PFIC’s stock over a fund’s adjusted basis therein as of the end of that year. Pursuant to the election, a fund also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the fund included in income for prior taxable years under the election. A fund’s adjusted basis in each PFIC’s stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

Investors should be aware that determining whether a foreign corporation is a PFIC is a fact-intensive determination that is based on various facts and circumstances and thus is subject to change, and the principles and methodology used therein are subject to interpretation. As a result, a fund may not be able, at the time it acquires a foreign corporation’s shares, to ascertain whether the corporation is a PFIC and a foreign corporation may become a PFIC after a fund acquires shares therein. While each fund generally will seek to minimize its investments in PFIC shares, and to make appropriate elections when they are available, to lessen the adverse tax consequences detailed above, there are no guarantees that it will be able to do so; and each fund reserves the right to make such investments as a matter of its investment policy.

Gains or losses (1) from the disposition of foreign currencies, including forward currency contracts, (2) on the disposition of a foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security and (3) that are attributable to exchange rate fluctuations between the time a fund accrues dividends, interest or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time a fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses will increase or decrease the amount of a fund’s investment company taxable income available to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain.

Hedging Strategies. The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine, for federal income tax purposes, the amount, character and timing of recognition of the gains and losses a fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward currency contracts a fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

Some futures, foreign currency contracts and “non-equity options” (i.e., certain listed options, such as those on a “broad-based” securities index) - but excluding any “securities futures contract” that is not a “dealer securities futures contract” (both as defined in the Code) and any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement - in which a fund may invest will be subject to section 1256 of the Code (“Section 1256 Contracts”). Section 1256 Contracts a fund holds at the end of each taxable year, other than Section 1256 Contracts that are part of a “mixed straddle” with respect to which it has made an election not to have the following rules apply, must be “marked-to-market” for federal tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of Section 1256 Contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 1256 Contracts also may be marked-to-market for purposes of the Excise Tax. These rules may operate to increase the amount that a fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain, which will be taxable to its shareholders as ordinary income when distributed to them), and to increase the net capital gain a fund recognizes, without in either case increasing the cash available to the fund.

Code section 1092 (dealing with straddles) also may affect the taxation of certain Derivatives in which a fund may invest. That section defines a “straddle” as offsetting positions with respect to actively traded personal property; for these purposes, options, futures and forward currency contracts are positions in personal property. Under that section, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. If a fund makes certain elections, the amount, character and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made.

Because only a few of the regulations implementing the straddle rules have been promulgated, the federal income tax consequences to a fund of straddle transactions are not entirely clear.

If a fund has an “appreciated financial position” – generally, an interest (including an interest through an option, futures or forward currency contract or short sale) with respect to any stock, debt instrument (other than “straight debt”) or partnership interest the fair market value of which exceeds its adjusted basis – and enters into a “constructive sale” of the position, the fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward currency contract a fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction by a fund during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

Original Issue Discount and Pay-in-Kind Securities. A fund may acquire zero coupon, step coupon or other securities issued with original issue discount (“OID”). As a holder of those securities, such a fund must include in its income the OID that accrues on them during the taxable year, even if it receives no corresponding payment on them during the year. Similarly, each such fund must include in its gross income each taxable year the securities it receives as “interest” on pay-in-kind securities during the year. Because each fund annually must distribute substantially all of its investment company taxable income, including any OID and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a fund’s cash assets or from the proceeds of sales of portfolio securities, if necessary. A fund may realize capital gains or losses from those sales, which would increase or decrease its taxable income and/or net capital gain.

REITs. Each fund may invest in REITs. A fund’s investment in REIT equity securities may result in the receipt of cash in excess of the REIT’s earnings and profits. If a fund distributes the excess, that distribution could constitute a “return of capital” (i.e., a non-taxable reduction in each shareholder’s basis in his or her fund shares, with any amount exceeding that reduction taxed to the shareholder as capital gain) to the fund’s shareholders for federal income tax purposes. Dividends a fund receives from a REIT generally will not constitute Qualified Dividend Income. A fund distribution to foreign shareholders may be subject to certain federal withholding and other requirements if the distribution is related to a distribution the fund receives from a REIT that is attributable to a sale of U.S. real property interests.

After calendar year-end, REITs can and often do change the category (e.g., ordinary income dividend, capital gain distribution, or return of capital) of one or more of the distributions they have made during that year, which would result at that time in a fund’s also having to re-categorize some of the distributions it made to its shareholders. These changes would be reflected in the annual Forms 1099 sent to shareholders, together with other tax information. Those forms generally will be distributed to shareholders in February of each year, although a fund may, in one or more years, request from the IRS an extension of time to distribute those forms to enable it to receive the latest information it can from the REITs in which it invests and thereby accurately report that information to each shareholder on a single form (rather than having to send them amended forms).

Effective for taxable years beginning after December 31, 2017 and before January 1, 2026, the Code generally allows non-corporate persons a deduction for 20% of “qualified REIT dividends.” Regulations allow a RIC to pass the character of its qualified REIT dividends through to its shareholders provided certain holding period requirements are met. As a result, a shareholder in a fund that invests in REITs will be able to receive the benefit of the 20% deduction with respect to the fund’s dividends that are based on REIT dividends received by the fund.

A fund may invest in REITs that (1) hold residual interests in “real estate mortgage investment conduits” (“REMICs”) or (2) engage in mortgage securitization transactions that cause the REITs to be taxable mortgage pools (“TMPs”) or have a qualified REIT subsidiary that is a TMP. A part of the net income allocable to REMIC residual interest holders may be an “excess inclusion.” The Code authorizes the issuance of regulations dealing with the taxation and reporting of excess inclusion income of REITs and RICs that hold residual REMIC interests and of REITs, or qualified REIT subsidiaries that are TMPs. Although those regulations have not yet been issued, the U.S. Treasury and the IRS issued a notice in 2006 (“Notice”) announcing that, pending the issuance of further guidance (which has not yet been issued), the IRS would apply the principles in the following paragraphs to all excess inclusion income, whether from REMIC residual interests or TMPs.

The Notice provides that a REIT must (1) determine whether it or its qualified REIT subsidiary (or a part of either) is a TMP and, if so, calculate the TMP’s excess inclusion income under a “reasonable method,” (2) allocate its excess inclusion income to its shareholders generally in proportion to dividends paid, (3) inform shareholders that are not “disqualified organizations” (i.e., governmental units and tax-exempt entities that are not subject to tax on their “unrelated business taxable income” (“UBTI”)) of the amount and character of the excess inclusion income allocated thereto, (4) pay tax (at the highest federal income tax rate imposed on corporations) on the excess inclusion income allocable to its shareholders that are disqualified organizations, and (5) apply the withholding tax provisions with respect to the excess inclusion part of dividends paid to foreign persons without regard to any treaty exception or reduction in tax rate. Excess inclusion income allocated to certain tax-exempt entities (including qualified retirement plans, individual retirement accounts, and public charities) constitutes UBTI to them.

A RIC with excess inclusion income is subject to rules identical to those in clauses (2) through (5) above (substituting “that are nominees” for “that are not ‘disqualified organizations’” in clause (3) and inserting “record” after “its” in clause (4)). The Notice further provides that a RIC is not required to report the amount and character of the excess inclusion income allocated to its shareholders that are not nominees, except that (1) a RIC with excess inclusion income from all sources that exceeds 1% of its gross income must do so and (2) any other RIC must do so by taking into account only excess inclusion income allocated to the RIC from REITs the excess inclusion income of which exceeded 3% of its dividends. Each fund will not invest directly in REMIC residual interests and does not intend to invest in REITs that, to its knowledge, invest in those interests or are TMPs or have a qualified REIT subsidiary that is a TMP.

Foreign Account Tax Compliance Act (“FATCA”). Under FATCA, “foreign financial institutions” (“FFIs”) and “non-financial foreign entities” (“NFFEs”) that are fund shareholders may be subject to a generally nonrefundable 30% withholding tax on income dividends a fund pays. Recently issued proposed regulations (effective while pending) would eliminate the withholding tax with respect to capital gain distributions and the proceeds of redemptions of fund shares that was scheduled to go into effect in 2019. The FATCA withholding tax generally can be avoided (a) by an FFI, if it reports certain information regarding direct and indirect ownership of financial accounts U.S. persons hold with the FFI, and (b) by an NFFE that certifies its status as such and, in certain circumstances, reports information regarding substantial U.S. owners.

An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the IRS under the Code. Under such an agreement, a participating FFI agrees to (1) verify and document whether it has U.S. accountholders, (2) report certain information regarding their accounts to the IRS, and (3) meet certain other specified requirements.

The U.S. Treasury has negotiated intergovernmental agreements (“IGAs”) with certain countries and is in various stages of negotiations with other foreign countries with respect to one or more alternative approaches to implement FATCA. An entity in one of those countries may be required to comply with the terms of the IGA instead of U.S. Treasury regulations. An FFI resident in a country that has entered into a Model I IGA with the United States must report to that country’s government (pursuant to the terms of the applicable IGA and applicable law), which will, in turn, report to the IRS. An FFI resident in a Model II IGA country generally must comply with U.S. regulatory requirements, with certain exceptions, including the treatment of recalcitrant accountholders. An FFI resident in one of those countries that complies with whichever of the foregoing applies will be exempt from FATCA withholding.

An NFFE that is the beneficial owner of a payment from a fund can avoid FATCA withholding generally by certifying its status as such and, in certain circumstances, either that (1) it does not have any substantial U.S. owners or (2) it does have one or more such owners and reports the name, address, and taxpayer identification number of each such owner. The NFFE will report to a fund or other applicable withholding agent, which may, in turn, report information to the IRS.

Those foreign shareholders also may fall into certain exempt, excepted, or deemed compliant categories established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in a fund will need to provide the fund with documentation properly certifying the entity’s status under FATCA to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the tax certification rules to avoid backup withholding described in the Prospectus. Foreign investors are urged to consult their tax advisers regarding the application of these requirements to their own situation and the impact thereof on their investment in a fund.

*                        *                        *

The foregoing is only a general summary of some of the important federal tax considerations generally affecting the funds and their shareholders. No attempt is made to present a complete explanation of the federal tax treatment of the funds’ activities, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding the treatment of an investment in the funds under state and local tax laws, which may differ from the federal tax treatment described above.

XI.	SHAREHOLDER INFORMATION

Each share of a fund gives the shareholder one vote in matters submitted to shareholders for a vote. Each class of shares of each fund has equal voting rights, except that, in matters affecting only a particular class or series, only shares of that class or series are entitled to vote. As a Delaware statutory trust, the Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust’s or a fund’s operation and for the election of Trustees under certain circumstances. A special meeting of shareholders shall be called by the Trustees upon the written request of shareholders owning at least 25% of the Trust’s outstanding shares.

XII.	FUND INFORMATION

A.	Management of the Funds

Board of Trustees. The funds are governed by the Board of Trustees (“Board”). The Board is responsible for and oversees the overall management and operations of the Trust and the funds, which includes the general oversight and review of the funds’ investment activities, in accordance with federal law and applicable state law, as well as the stated policies of the funds. The Board oversees the funds’ officers and service providers, including Carillon Tower, which is responsible for the management of the day-to-day operations of the funds based on policies and agreements reviewed and approved by the Board. In carrying out these responsibilities, the Board regularly interacts with and receives reports from senior personnel of service providers, including Carillon Tower personnel, and the funds’ Chief Compliance Officer, who reports regularly to the Board. The Board also is assisted by the funds’ independent auditor (who reports directly to the funds’ Audit Committee), independent counsel and other experts as appropriate, all of whom are selected by the Board.

Risk Oversight

Consistent with its responsibility for oversight of the Trust and the funds, the Board oversees the management of risks relating to the administration and operation of the Trust and the funds. Carillon Tower, as part of its responsibilities for the day-to-day operations of the funds, is responsible for day-to-day risk management for the funds. The Board, in the exercise of its reasonable business judgment, also separately considers potential risks that may impact the funds. The Board performs this risk management oversight directly and, as to certain matters, through its committees (described below) and through the Independent Trustees. The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for the Trust and the funds.

In general, a fund’s risks include, among others, investment risk, credit risk, liquidity risk, valuation risk and operational risk. The Board has adopted, and periodically reviews, policies and procedures designed to address risks to the Trust and the funds. In addition, under the general oversight of the Board, Carillon Tower, the funds’ sub-advisers and other service providers to the funds have themselves adopted a variety of policies, procedures and controls designed to address particular risks to the funds. Different processes, procedures and controls are employed with respect to different types of risks. Further, Carillon Tower oversees and regularly monitors the investments, operations and compliance of the funds’ sub-advisers.

The Board also oversees risk management for the Trust and the funds through review of regular reports, presentations and other information from officers of the funds and other persons. The funds’ CCO and senior officers of Carillon Tower regularly report to the Board on a range of matters, including those relating to risk management. The Board also regularly receives reports from Carillon Tower and the funds’ sub-advisers with respect to the funds’ investments. In addition to regular reports from Carillon Tower, the Board also receives reports regarding other service providers to the funds, either directly or through Carillon Tower or the funds’ CCO, on a periodic or regular basis. At least annually, the Board receives a report from the funds’ CCO regarding the effectiveness of the funds’ compliance program. Also, on an annual basis, the Board receives reports, presentations and other information from Carillon Tower and the funds’ sub-advisers in connection with the Board’s consideration of the renewal of: (1) the Trust’s agreements with Carillon Tower and the funds’ sub-advisers; (2) the Trust’s agreements with CFD; and (3) the Trust’s distribution plans under Rule 12b-1 under the 1940 Act.

The funds’ Principal Financial Officer also reports regularly to the Audit Committee on fund valuation matters. In addition, the Audit Committee receives regular reports from the funds’ independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Independent Trustees meet with the funds’ CCO to discuss matters relating to the funds’ compliance program.

Not all risks that may affect the funds can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of Carillon Tower, the funds, the sub-advisers or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) in seeking to achieve each fund’s goals. As a result of the foregoing and other factors, the Board’s ability to manage risk is subject to substantial limitations.

Board Structure and Related Matters

Board members who are not “interested persons” of the funds as defined in Section 2(a)(19) of the 1940 Act (“Independent Trustees”) constitute at least three-quarters of the Board. In addition, the Chair of the Board is an Independent Trustee. The Chair presides at all meetings of the Board and acts as a liaison with officers, attorneys, and other Trustees between meetings. The Board believes that its leadership structure, including having an Independent Trustee as Chair, allows for effective communication between the Trustees and fund management and enhances the independent oversight of the funds.

The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees. The Board has established four standing committees, each of which operates pursuant to a charter approved by the Board that delineates the specific responsibilities of that committee: the Audit Committee, the Compliance Committee, the Nominating Committee and the Qualified Legal Compliance Committee. For example, the Audit Committee is responsible for specific matters related to oversight of the funds’ independent auditors, subject to approval of the Audit Committee’s recommendations by the Board. The members and responsibilities of each Board committee are summarized below.

The Board periodically evaluates its structure and composition as well as various aspects of its operations. The Board believes that its leadership structure, including its Independent Trustees, Independent Board Chair and Board committees, is appropriate for the funds in light of, among other factors, the asset size and nature of the funds, the number of funds overseen by the Board, the arrangements for the conduct of the funds’ operations, the number of Trustees, and the Board’s responsibilities. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each of its committees, the Trustees are able to oversee effectively the number of funds in the complex.

The Board holds four regularly scheduled in-person meetings each year. The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. During a portion of each in-person meeting, the Independent Trustees meet outside of management’s presence. The Independent Trustees may hold special meetings, as needed, either in person or by telephone. The Board met four times during the most recent fiscal year.

The Trustees are identified in the tables below, which provide information as to their principal business occupations held during the last five years and certain other information.

Background of Trustees and Officers. The following is a list of the Trustees of the Trust with their principal occupations and present positions, including any affiliation with Raymond James Financial, Inc. (“RJF”), the Distributor or Carillon Tower, the length of service to the Trust, and the position, if any, they hold on the board of directors/trustees of companies other than the Trust. The principal address of each Trustee and Officer is P.O. Box 23572, St. Petersburg, Florida 33742.

Trustees
Name, Birth Year and Position, Term of Office (a) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds Overseen in Fund Complex	Other Directorships held by Trustee for the Past Five Years
Independent Trustees:
John Carter (1961) Trustee since 2017 (Carillon Series Trust) Trustee from 2016 to 2017 (Eagle Series Trust)	Law Office of John K. Carter, P.A. since 2015; Founder, Global Recruiters of St. Petersburg 2012 - 2015; President and Chief Executive Officer, Transamerica Asset Management 2006 - 2012; Chairman, Board Member, Transamerica Partners Portfolios, Transamerica Partners Funds Group, Transamerica Partners Funds Group II and Transamerica Asset Allocation Variable Funds 2007 - 2012	11	Director, Operation PAR, Inc. since 2016 Trustee, RiverNorth Funds since 2013 (7 funds)
Keith B. Jarrett, PhD (1948) Trustee since 2017 (Carillon Series Trust) Trustee from 2005 to 2017 (Eagle Series Trust)	Managing Partner, PW1 LLC since 2013; Founder, Rockport Funding, LLC (private equity), and Ajax Partners (investment partnership) since 2003	11	N/A
Liana O’Drobinak (1963) Trustee since 2017 (Carillon Series Trust) Trustee from 2014 to 2017 (Eagle Series Trust)	Managing Member, Bay Consulting Partners, LLC since 2010; Executive Director, MCS Foundation, Inc., (a nonprofit organization engaged in hurricane recovery in Puerto Rico) 2017 - 2019	11	Founding Director, since 2020, Managing Director, (ended 2020), Aurora Angel Investor Network Corp. Chair of the Board of Guilty Holdings, Inc., since 2021

Trustees
Name, Birth Year and Position, Term of Office (a) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds Overseen in Fund Complex	Other Directorships held by Trustee for the Past Five Years
Deborah L. Talbot, PhD (1950) Chair of the Board of Trustees since 2018, Trustee since 2017 (Carillon Series Trust) Trustee from 2002 to 2017 (Eagle Series Trust)	Independent Consultant; Principal, Lazure Enterprises, 2013 - 2019; Deans’ Advisory Board, College of Arts and Sciences, University of Memphis since 2002	11	N/A
Jerry A. Webman, PhD, CFA® (1949) Trustee since 2018	Chief Economist, OppenheimerFunds 2006- 2016; Senior Investment Officer, Director of Fixed Income, OppenheimerFunds 1996 - 2009	11	Chair, Board of
Trustees since 2016,
Trustee and
Treasurer 2013 –
2016, Chair, Board
of Trustees 2010 –
2013, New Jersey
Law and Education
Empowerment
Project (NJ LEEP)

Board Member
since 2017, Chair,
Investment
Committee and
Member, Finance
Committee since
2018, Charity
Navigator

Trustee and
Investment
Committee Member
since 2015, Member
Finance Committee
2020, Community
Service Society

President, Board of
Managers, 275 W.

10th St.

Condominium since
2018

(a)

Trustees serve for life or until they are removed, resign or retire. The Board has adopted a Board Governance Policy that requires Independent Trustees to retire no later than at the end of the meeting which occurs immediately after his or her 75th birthday.

In addition to the information set forth in the table above and other relevant qualifications, experience, attributes or skills applicable to a particular Trustee, the following provides further information about the qualifications and experience of each Trustee.

John Carter: Mr. Carter has extensive experience in the investment management business, including as president, chief executive officer and general Counsel of a global asset management firm and service as a chairman of the board of registered investment companies and multiple years of service as a Trustee.

Keith B. Jarrett: Dr. Jarrett has extensive financial and organizational management experience, including as founder of a private equity business and investment partnership, director of numerous private companies and multiple years of service as a Trustee.

Liana O’Drobinak: Ms. O’Drobinak has extensive financial and organizational management experience, including as founder of a private consulting business, president and CEO of a private company, partner in a public accounting firm, director of numerous private companies and multiple years of service as Board member of the Florida Prepaid College Board and as a Trustee.

Deborah L. Talbot: Dr. Talbot has extensive financial and organizational management experience, including service as an executive of a global financial services firm, service on the advisory boards of one private university and one public university, director of community development organizations and multiple years of service as a Trustee.

Jerry A. Webman: Dr. Webman has extensive financial and organizational management experience, including service as a portfolio manager, director of fixed income and chief economist of an asset management firm and as a board chair and investment committee member of several philanthropic organizations.

Board Committees

The Board has an Audit Committee, consisting of Ms. O’Drobinak, Dr. Jarrett and Dr. Webman, each of whom is an Independent Trustee. Ms. O’Drobinak serves as Chair of the Audit Committee and is the funds’ designated Audit Committee Financial Expert. The primary responsibilities of the Audit Committee are, as set forth in its charter, to make recommendations to the Board Members as to: the engagement or discharge of the funds’ independent auditors (including the audit fees charged by auditors); the supervision of investigations into matters relating to audit matters; the review with the independent auditors and independent consultants of the results of audits; and addressing any other matters regarding audits and financial statements. The Audit Committee met five times during the last fiscal year.

The Board also has a Compliance Committee, consisting of Mr. Carter and Dr. Talbot, each of whom is an Independent Trustee. Mr. Carter serves as Chairman of the Compliance Committee. The primary responsibilities of the Compliance Committee are: to oversee the funds’ compliance with all regulatory obligations arising under the applicable federal securities law, rules and regulations and oversee management’s implementation and enforcement of the funds’ compliance policies and procedures. The Compliance Committee met four times during the last fiscal year.

The Board also has a Nominating Committee, consisting of Mr. Carter, Dr. Jarrett, Ms. O’Drobinak, Dr. Talbot and Dr. Webman, each of whom is an Independent Trustee. The Nominating Committee’s primary responsibility is to make recommendations to the Board on issues related to the composition of the Board, communicate with management on those issues and evaluate and nominate Board member candidates. In determining potential candidates’ qualifications for Board membership, the Nominating Committee considers all factors it determines to be relevant to fulfilling the role of being a member of the Board. The Nominating Committee considers potential candidates for nomination identified by one or more shareholders of a fund. Shareholders can submit recommendations in writing to the attention of the Chairperson of the Nominating Committee at an address to be maintained by the fund for this purpose. In order to be considered by the Nominating Committee, any shareholder recommendation must include certain information, such as the candidate’s business, professional or other relevant experience and areas of expertise, current business and home addresses and contact information, other board positions or prior experience and any knowledge and experience relating to investment companies and investment company governance. The Nominating Committee has not met during the last fiscal year.

The Board also has a Qualified Legal Compliance Committee, consisting of Mr. Carter, Dr. Jarrett, Ms. O’Drobinak, Dr. Talbot and Dr. Webman, each of whom is an Independent Trustee. The primary responsibility of the Qualified Legal Compliance Committee is to receive, review and take appropriate action with respect to any report made or referred to the Qualified Legal Compliance Committee by: an attorney of evidence of a material violation of applicable U.S. federal or state securities law, material breach of a fiduciary duty under U.S. federal or state law; or a similar material violation by the funds or by any officer, director, employee, or agent of the funds. The Qualified Legal Compliance Committee of Carillon Series Trust did not meet during the last fiscal year.

The following table shows the amount of equity securities in each fund owned by the Trustees as of December 31, 2020:

Dollar Range of Equity Securities Owned:
	John Carter	Keith Jarrett	Liana O’Drobinak	Deborah L. Talbot	Jerry Webman
Capital Appreciation	$10,001 - $50,000	$10,001 - $50,000	$50,001 - $100,000	Over $100,000	None
International Stock	$10,001 - $50,000	$10,001 - $50,000	$10,001 - $50,000	$50,001 - $100,000	None
Growth & Income	$10,001 - $50,000	$10,001 - $50,000	$10,001 - $50,000	$50,001 - $100,000	Over $100,000
Mid Cap Growth	$10,001 - $50,000	$10,001 - $50,000	$10,001 - $50,000	Over $100,000	None
Small Cap Growth	$10,001 - $50,000	$10,001 - $50,000	$10,001 - $50,000	$10,001 - $50,000	None
International	None	None	$10,001 - $50,000	None	None
Mid Cap	None	None	$10,001 - $50,000	None	None
Small Cap	None	$10,001 - $50,000	$10,001 - $50,000	None	None

Dollar Range of Equity Securities Owned:
	John Carter	Keith Jarrett	Liana O’Drobinak	Deborah L. Talbot	Jerry Webman
Core Bond	None	None	None	None	$50,001 - $100,000
Core Plus Bond	$10,001 - $50,000	None	$10,001 - $50,000	None	None
Unconstrained Bond	None	None	None	None	None
Aggregate Dollar Range of Securities in the Trust	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000

The Trustees and officers of the Trust, as a group, own less than 1% of each class of each fund’s shares outstanding. The Trust’s Agreement and Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office. In addition, Delaware law provides that a trustee or other person managing the Trust shall not be personally liable to any person other than the trust or a shareholder for any act, omission or obligation of the trust or any trustee thereof.

Effective January 1, 2020, each Independent Trustee of the Trust who is not an employee of Carillon Tower or its affiliates receives an annual retainer of $80,000 and an additional fee of $7,500 for each combined quarterly meeting of the Trust attended in-person, and 25% of this fee for each combined quarterly meeting of the Trust attended via telephone. For this purpose, the Board considers attendance at regular meetings held by videoconference when in-person meetings are not feasible to constitute in-person attendance at a Board meeting. In addition, each Audit Committee and Compliance Committee member receives $2,000 per meeting (in person or telephonic). The Independent Chair receives an annual retainer of $30,000, the Audit Committee Chairperson receives an annual retainer of $20,000, and the Compliance Committee Chairperson receives an annual retainer of $20,000. Trustees’ fees and expenses are paid equally by each fund. Prior to January 1, 2020, each Independent Trustee received an annual retainer of $70,000 and an additional fee of $7,500 for each combined quarterly meeting of the Trust attended. In addition, each Audit Committee and Compliance Committee member received $2,000 per meeting (in person or telephonic). The Independent Chair received an annual retainer of $30,000, the Audit Committee Chairperson received an annual retainer of $20,000, and the Compliance Committee Chairperson received an annual retainer of $20,000. Because Carillon Tower and other unaffiliated service providers perform substantially all of the services necessary for the operation of the Trust, the Trust requires no employees. Except for the Chief Compliance Officer, no officer, director or employee of Carillon Tower receives any compensation from the Trust for acting as a director or officer. The following table shows the compensation earned by each Trustee during the fiscal year ended October 31, 2020.

Total Compensation from the Carillon Series Trust Paid to Trustees
Trustee Name

John Carter	$135,500.00

Keith Jarrett	$117,500.00

Liana O’Drobinak	$137,500.00

Deborah L. Talbot	$145,500.00

Jerry A. Webman	$115,500.00

No Trustee will receive any benefits upon retirement. Thus, no pension or retirement benefits have accrued as part of any of the Trust’s expenses.

The following is a list of the Officers of the Trust with their principal occupations and present positions, including any affiliation with Raymond James Financial, Inc. (“RJF”), the Distributor or Carillon Tower.

Officers
Name, Birth Year and Position, Term of Office(a) and Length of Time Served	Principal Occupation(s) During Past Five Years

Susan L. Walzer (1967)

President since March 2021
(Carillon Series Trust)

Principal Executive Officer since 2017
(Carillon Series Trust)

Principal Executive Officer from 2011 to 2017
(Eagle Family of Funds)

Director of Carillon Tower, since 2019; Director of Carillon Fund Services, Inc., 2019-2020; Director of Carillon Fund Distributors, Inc., since 2019; Director of Scout Investments, Inc., since 2019; Senior Vice President of Fund Administration, Carillon Tower, since 2018; Vice President of Fund Administration, Carillon Tower, 2017 – 2018; Vice President of Fund Administration, Eagle, 2011 – 2017.
Carolyn K. Gill (1978) Principal Financial Officer and Treasurer since 2017 (Carillon Series Trust) Principal Financial Officer and Treasurer from 2011 to 2017 (Eagle Family of Funds)	Vice President of Fund Administration, Carillon Tower, since 2018; Manager of Fund Accounting for Carillon Tower, 2017 – 2018; Manager of Fund Accounting for Eagle 2005 – 2017 and Fund Reporting for Eagle for 2010 – 2017.
Ludmila M. Chwazik (1965) Chief Compliance Officer and Secretary since 2020 (Carillon Series Trust)	Vice President of Compliance, Raymond James, since 2020, Chief Compliance Officer, Water Island Capital, 2016 – 2019; Senior Vice President of Legal and Compliance, Neuberger Berman, 2014 – 2016;
Angie M. Davis (1974) Assistant Treasurer since February 2021 (Carillon Series Trust)	Senior Financial Analyst, Carillon Tower, since 2017; Financial Analyst, Carillon Tower, 2013-2017

(a)	Officers each serve one year terms.
(b)	Prior to September 13, 2010, EFS served as the funds’ transfer agent.

B.	Control Persons and Principal Holders of Securities

Control Persons are those beneficial owners who may have the power to exercise a controlling influence over the management or policies of a company as a result of their ownership of more than 25% of the voting securities of the company. Listed below are shareholders who owned of record or were known by the funds to own beneficially 5% or more of the outstanding shares of a class of the following funds as of February 4, 2021.

	Capital Appreciation
Name and Address of Principal Holder	Fund Percentage (listed if over 25%)	Class A Shares	Class C Shares	Class I Shares	Class Y Shares	Class R-3 Shares	Class R-5 Shares	Class R-6 Shares
Raymond James Omnibus Account St. Petersburg, FL	28.68%	52.6%	61.97%	11.22%
Carillon Tower Advisers St. Petersburg, FL					74.71%
Pershing LLC Jersey City, NJ				21.47%
Charles Schwab & Co Inc. San Francisco, CA		5.00%
Wells Fargo Clearing Services LLC St. Louis, MO			7.15%
RBC Capital Market, LLC Minneapolis, MN				19.05%
NFS LLC Jersey City, NJ				24.9%
MG Trust Co. FBO Atlantic Oral Implant & Facial SU Denver, CO						12.29%
Ascensus Trust Co FBO Energy Management Specialists, Inc. Fargo, ND						12.17%

	Capital Appreciation
Name and Address of Principal Holder	Fund Percentage (listed if over 25%)	Class A Shares	Class C Shares	Class I Shares	Class Y Shares	Class R-3 Shares	Class R-5 Shares	Class R-6 Shares
Reliance Trust Co. TTEE ADP Access Large Market 401K Atlanta, GA							85.64%
Mid Atlantic Trust Co. FBO Alakai Defense Systems, Inc. 401K Pittsburgh, PA						8.43%
Mid Atlantic Trust Co. FBO King and Walker, CPA PL 401K Pittsburgh, PA						10.87%
Mid Atlantic Trust Co. FBO Peter’s Wholesale Meat Corp. 401K Pittsburgh, PA						5.63%
Mid Atlantic Trust Co. FBO Technical Sales Corp. 401K Pittsburgh, PA						15.29%
Mid Atlantic Trust Co. FBO Infectious Disease Consultants Pittsburgh, PA						9.11%
PAI Trust Co. Inc. OA Tax Partners, LTD 401K P/S PLA DePere, WI						12.65%
Nationwide Trust Co. Columbus, OH							12.40%
BTC TTEE For Goalview Moderate Overland Park, KS								27.40%
BTC TTEE For Goalview Moderate Aggressive Overland Park, KS								45.91%

	Capital Appreciation
Name and Address of Principal Holder	Fund Percentage (listed if over 25%)	Class A Shares	Class C Shares	Class I Shares	Class Y Shares	Class R-3 Shares	Class R-5 Shares	Class R-6 Shares
BTC TTEE For Goalview Mod Conservative Overland Park, KS								5.35%
BTC TTEE For Goalview Aggressive Overland Park, KS								17.10%
A. Braddock Gladstone, MO					25.29%

	International Stock
Name and Address of Principal Holder	Fund Percentage (listed if over 25%)	Class A Shares	Class C Shares	Class I Shares	Class Y Shares	Class R-3 Shares	Class R-5 Shares	Class R-6 Shares
Raymond James Omnibus Account St. Petersburg, FL	62.87%	65.15%	73.83%	76.71%
Carillon Tower Advisers St. Petersburg, FL					85.10%		100.00%
Charles Schwab & Co Inc. San Francisco, CA		13.74%		5.33%
RBC Capital Markets LLC Minneapolis, MN			6.72%
FIIOC FBO Ziggity Systems Inc. 401K Covington, KY								35.33%
Great West Trust Company Greenwood Village, CO						86.75%
State Street Bank & Trust Boston, MA						12.91%		62.13%
Ascensus Trust Co. FBO Jeffries & Associates Simple IRA Plan Fargo, ND					14.90%

	Growth & Income
Name and Address of Principal Holder	Fund Percentage (listed if over 25%)	Class A Shares	Class C Shares	Class I Shares	Class Y Shares	Class R-3 Shares	Class R-5 Shares	Class R-6 Shares
Raymond James Omnibus Account St. Petersburg, FL	26.98%	38.45%	47.76%	20.61%	9.48%
Wells Fargo Clearing Services LLC St. Louis, MO		5.41%	10.91%
Morgan Stanley Smith Barney LLC New York, NY				5.02%
Charles Schwab & Co. San Francisco, CA		6.65%					67.27%
LPL Financial San Diego, CA				5.15%
Merrill Lynch Pierce Fenner & Smith Jacksonville, FL		13.38%	16.17%	15.92%			7.61%
Pershing LLC Jersey City, NJ		6.08%			83.18%
State Street Bank & Trust Co. Boston, MA								12.99%
DCGT Des Moines, IA						69.53%		17.39%
TIAA St. Louis, MO							13.85%
Mid Atlantic Trust Company OFG/CT FBO V. Suarez & Co. Pittsburgh, PA								43.45%
Mid Atlantic Trust Company FBO Bushido Karate Academy Inc. Pittsburg, PA						12.29%
Ascensus Trust Co. FBO Columbia Orthopedic Group P/S Plan Fargo, ND								15.27%

	Growth & Income
Name and Address of Principal Holder	Fund Percentage (listed if over 25%)	Class A Shares	Class C Shares	Class I Shares	Class Y Shares	Class R-3 Shares	Class R-5 Shares	Class R-6 Shares
Ascensus Trust Co. FBO Yurok Tribe 401K Plan Fargo, ND						5.02%

	Mid Cap Growth
Name and Address of Principal Holder	Fund Percentage (listed if over 25%)	Class A Shares	Class C Shares	Class I Shares	Class Y Shares	Class R-3 Shares	Class R-5 Shares	Class R-6 Shares
Raymond James Omnibus Account St. Petersburg, FL	29.31%	19.60%	33.35%	7.08%
DCGT Des Moines, IA						32.68%	5.20%	7.96%
Pershing LLC Jersey City, NJ			6.37%	6.16%
UBS Weehawken, NJ			11.50%	8.31%
NFS LLC Covington, KY		7.60%		19.88%			19.93%	29.70%
NFS LLC Jersey City, NJ					87.28%		6.83%
TIAA St. Louis, MO								6.03%
Charles Schwab & Co Inc. San Francisco, CA		7.17%	5.29%	7.89%				6.82%
John Hancock Life Insurance Co. Boston, MA							7.53%
Matrix Trust Co. FBO First Shore Federal Savings & Loan Denver, CO					6.81%
Vantage Trust FBO ICMA Retirement Corporation Washington, DC							14.28%
Merrill Lynch Pierce Fenner & Smith Jacksonville, FL		5.49%		5.82%

	Mid Cap Growth
Name and Address of Principal Holder	Fund Percentage (listed if over 25%)	Class A Shares	Class C Shares	Class I Shares	Class Y Shares	Class R-3 Shares	Class R-5 Shares	Class R-6 Shares
State Street Bank & Trust Co Boston, MA						17.66%
Wells Fargo Bank Charlotte, NC			14.23%	6.28%			10.60%
Morgan Stanley Smith Barney LLC New York, NY			6.04%
American Enterprise Investment Services Minneapolis, MN			6.62%

	Small Cap Growth
Name and Address of Principal Holder	Fund Percentage (listed if over 25%)	Class A Shares	Class C Shares	Class I Shares	Class Y Shares	Class R-3 Shares	Class R-5 Shares	Class R-6 Shares
Raymond James Omnibus Account St. Petersburg, FL		21.83%	37.23%	6.23%	10.58%
Carillon Tower Advisers St. Petersburg, FL					48.13%
DCGT Des Moines, IA						13.97%	27.91%	10.66%
Charles Schwab & Co Inc San Francisco, CA		7.63%	9.13%	5.88%
Merrill Lynch Pierce Fenner & Smith Jacksonville, FL		6.84%		7.48%
Pershing LLC Jersey City, NJ			8.85%	12.69%
UBS Weehawken, NJ			9.90%
NFS LLC Covington, KY				6.40%			21.56%	23.72%
NFS LLC Jersey City, NJ								8.02%
Wells Fargo St. Louis, MO				16.21%

	Small Cap Growth
Name and Address of Principal Holder	Fund Percentage (listed if over 25%)	Class A Shares	Class C Shares	Class I Shares	Class Y Shares	Class R-3 Shares	Class R-5 Shares	Class R-6 Shares
The Northern Trust Co. Trustee FBO Goodyear – DV Overland Park, KS								5.69%
Voya Retirement Insurance and Annuity Company Windsor, CT						54.40%		9.98%
State Street Bank & Trust Co Boston, MA		5.28%				13.82%
Great-West Trust Co. Greenwood Village, CO		5.53%					7.45%
Wells Fargo Bank FBO Various Retirement Plans Charlotte, NC			14.02%
US Bank CUST Brent L Wheelington IRA Kirkwood, MO					41.29%

	International
Name and Address of Principal Holder	Fund Percentage (listed if over 25%)	Class A Shares	Class C Shares	Class I Shares	Class Y Shares	Class R-3 Shares	Class R-5 Shares	Class R-6 Shares
NFS LLC Jersey City, NJ				16.27%
Carillon Tower Advisers St. Petersburg, FL					81.76%	100.00%	100.00%
Charles Schwab & Co Inc. San Francisco, CA	58.55%	50.16%		57.95%				17.04%
TD Ameritrade Inc. Omaha, NE				5.73%
US Bank R. Taylor Simple IRA Indianapolis, IN		5.02%

	International
Name and Address of Principal Holder	Fund Percentage (listed if over 25%)	Class A Shares	Class C Shares	Class I Shares	Class Y Shares	Class R-3 Shares	Class R-5 Shares	Class R-6 Shares
US Bank M. Edwards Simple IRA Indianapolis, IN			5.45%
Wells Fargo Clearing Services LLC St. Louis, MO		20.55%	17.74%
Associated Trust Co. CUST FBO WDI LLC 401K Green Bay, WI								19.75%
Associated Trust Co. FBO AFRY USA LLC Retirement Plan and Trust Green Bay, WI								10.19%
Associated Trust Co. CUST Rural WI Health CoOp Retirement Savings Green Bay, WI								8.06%
Associated Trust Co. CUST Burns IND Supply Co. & Masterdrive Green Bay, WI								10.55%
Reliance Trust FBO Pentegra Atlanta, GA								5.94%
Matrix Trust Co. FBO Bridges Investment Management Inc. Denver, CO								7.58%
Matrix Trust Co. FBO Nanovea 401K Pittsburgh, PA								5.06%
Raymond James Omnibus Account St. Petersburg, FL		12.75%	68.65%
M. Stone Houston, TX					15.72%

	Mid Cap
Name and Address of Principal Holder	Fund Percentage (listed if over 25%)	Class A Shares	Class C Shares	Class I Shares	Class Y Shares	Class R-3 Shares	Class R-5 Shares	Class R-6 Shares
Raymond James Omnibus Account St. Petersburg, FL		16.10%	16.77%
Merrill Lynch Pierce Fenner & Smith Jacksonville, FL		11.69%	11.98%	6.65%				24.16%
Pershing LLC Jersey City, NJ		11.57%	10.74%	14.85%
NFS LLC Jersey City, NJ				19.94%	13.45%			5.19%
UBS Weehawken, NJ		16.89%		5.11%
DCGT Des Moines, IA						24.80%	62.86%
Wells Fargo St. Louis, MO		19.22%	33.41%				34.80%
RBC Capital Markets LLC Minneapolis, MN			9.75%
Great Western Trust Co. LLC Greenwood Village, CO		5.77%
Matrix Trust Co. FBO Sorenson Engineering Inc. PS 401K Denver, CO						8.48%
Matrix Trust Co. Shuffield Lowman 401K PSP Denver, CO						8.09%
Charles Schwab & Co Inc. San Francisco, CA			7.50%	19.10%	69.95%
TD Ameritrade Inc. Omaha, NE				5.87%
Ascensus Trust Co CUST Berg Plastering LLC 401K Fargo, ND						24.80%
Ascensus Trust Co CUST Craig Boykin, DDS, PA 401K Fargo, ND						12.19%

	Mid Cap
Name and Address of Principal Holder	Fund Percentage (listed if over 25%)	Class A Shares	Class C Shares	Class I Shares	Class Y Shares	Class R-3 Shares	Class R-5 Shares	Class R-6 Shares
Ascensus Trust Co CUST FBO Antech Systems Inc. 401K Fargo, ND					13.13%
Standard Insurance Co. Portland, OR								5.30%
SEI Private Trust Co. Oaks, PA								9.09%
PIMS/Prudential Retirement for Alameda County 457B Oakland, CA								22.24%

	Small Cap
Name and Address of Principal Holder	Fund Percentage (listed if over 25%)	Class A Shares	Class C Shares	Class I Shares	Class Y Shares	Class R-3 Shares	Class R-5 Shares	Class R-6 Shares
NFS LLC Jersey City, NJ				24.99%
Carillon Tower Advisers St. Petersburg, FL					12.08%	11.84%	100.00%
Raymond James Omnibus Account St. Petersburg, FL		65.47%	50.45%
Vanguard Brokerage Services Valley Forge, PA					34.48%
Charles Schwab & Co Inc. San Francisco, CA	43.19%	7.37%	6.92%	45.19%
Pershing LLC Jersey City, NJ		5.21%	21.55%	5.14%	18.36%
State Street Bank & Trust Co. FBO ADP Access Product Boston, MA						33.00%
RBC Capital Markets LLC Minneapolis, MN		5.93%

	Small Cap
Name and Address of Principal Holder	Fund Percentage (listed if over 25%)	Class A Shares	Class C Shares	Class I Shares	Class Y Shares	Class R-3 Shares	Class R-5 Shares	Class R-6 Shares
Wells Fargo Clearing Services LLC St. Louis, MO			6.63%					58.41%
US Bank CUST Greg D. Cross SEP IRA Laredo, MO					33.70%
Matrix Trust Co. CUST FBO Felhaber Larson Fenlon & Vogt Phoenix, AZ								19.13%
Great West Trust Co. LLC Greenwood Village, CO								6.29%
Mid Atlantic Trust Co. FBO Gregory’s Fleet Supply Corp. Pittsburgh, PA						42.36%
Mid Atlantic Trust Co. FBO Nterone Corp. 401K PSP& Trust Pittsburgh, PA						7.72%

	Core Bond
Name and Address of Principal Holder	Fund Percentage (listed if over 25%)	Class A Shares	Class C Shares	Class I Shares	Class Y Shares	Class R-3 Shares	Class R-5 Shares	Class R-6 Shares
NFS LLC Jersey City, NJ	31.75%			28.57%	74.78%
Carillon Tower Advisers St. Petersburg, FL						23.90%	100.00%
Raymond James Omnibus Account St. Petersburg, FL		52.69%	63.45%
Charles Schwab & Co Inc San Francisco, CA				6.58%	16.64%

	Core Bond
Name and Address of Principal Holder	Fund Percentage (listed if over 25%)	Class A Shares	Class C Shares	Class I Shares	Class Y Shares	Class R-3 Shares	Class R-5 Shares	Class R-6 Shares
TD Ameritrade Inc. Omaha, NE				6.70%
LPL Financial San Diego, CA		6.95%		13.99%
Wells Fargo Clearing Services LLC St. Louis, MO		22.45%	31.46%	15.90%
Pershing LLC Jersey City, NJ				14.06%
Ascensus Trust Co. FBO Ross Brittain & Schonberg Co. Fargo, ND								93.47%
Matrix Trust Co. As agent for Advisor Trust, Inc. FBO Indian Prairie SD #204 403B Denver, CO						53.93%
Matrix Trust Co. As agent for Advisor Trust, Inc. FBO CUSD #200 (IL) 403B Denver, CO						11.48%
Matrix Trust Co. As agent for Advisor Trust, Inc. FBO Township High School District #214 403B Denver, CO						10.26%

	Core Plus Bond
Name and Address of Principal Holder	Fund Percentage (listed if over 25%)	Class A Shares	Class C Shares	Class I Shares	Class Y Shares	Class R-3 Shares	Class R-5 Shares	Class R-6 Shares
Raymond James Omnibus Account St. Petersburg, FL		32.38%	16.57%			11.60%
Pershing LLC Jersey City, NJ		8.25%		6.99%

	Core Plus Bond
Name and Address of Principal Holder	Fund Percentage (listed if over 25%)	Class A Shares	Class C Shares	Class I Shares	Class Y Shares	Class R-3 Shares	Class R-5 Shares	Class R-6 Shares
NFS LLC Jersey City, NJ	33.38%
Merrill Lynch Jacksonville, FL		32.37%	38.07%	9.16%
Carillon Tower Advisers St. Petersburg, FL						11.03%	100.00%
Charles Schwab & Co Inc San Francisco, CA				12.37%	30.67%
TD Ameritrade Inc. Omaha, NE				6.14%	14.62%
Reliance Trust Co. FBO Mass Mutual RP Atlanta, GA								97.75%
Matrix Trust Co. As agent for Advisor Trust, Inc. FBO MD Miller Co. Inc. Denver, CO						61.04%
Matrix Trust Co. As agent for Advisor Trust, Inc. FBO Detroit Public Schools (MI) - GLP Denver, CO						7.10%
Matrix Trust Co. As agent for Advisor Trust, Inc. FBO Detroit Public Schools GLP Plan Denver, CO						5.31%
LPL Financial San Diego, CA			18.20%
American Investment Services Minneapolis, MN			21.15%

	Unconstrained Bond
Name and Address of Principal Holder	Fund Percentage (listed if over 25%)	Class A Shares	Class C Shares	Class I Shares	Class Y Shares	Class R-3 Shares	Class R-5 Shares	Class R-6 Shares
Raymond James Omnibus Account St. Petersburg, FL		37.90%	45.07%
Carillon Tower Advisers St. Petersburg, FL						100.00%	8.40%
NFS LLC Jersey City, NJ				25.33%	25.75%
Morgan Stanley New York, NY		43.90%	8.41%
State of Indiana TTEE FBO State of Indiana DCP 401K Greenwood Village, CO								5.01%
TD Ameritrade Inc. Omaha, NE					7.83%
Charles Schwab & Co Inc. San Francisco, CA	27.72%			27.31%	51.56%
John Hancock Trust Co LLC Westwood, MA				5.36%
Wells Fargo Bank NA FBO NAMPAC Pension Minneapolis, MN								6.34%
Wells Fargo Bank NA FBO Central Can Co. Pension Plan Minneapolis, MN								5.05%
Wells Fargo Bank NA FBO Citizens Energy Group Retirement Plan Minneapolis, MN								66.92%
CTC FBO Texas Tuition Promise Fund 529 Omaha, NE				8.11%
SEI Private Trust Co. Oaks, PA				8.70%
US Bank FBO Marion County Sheriff’s Benefit Plan Milwaukee, WI								7.28%

	Unconstrained Bond
Name and Address of Principal Holder	Fund Percentage (listed if over 25%)	Class A Shares	Class C Shares	Class I Shares	Class Y Shares	Class R-3 Shares	Class R-5 Shares	Class R-6 Shares
LPL Financial San Diego, CA			39.11%
Ascensus Trust Co. FBO Marin & Montanye LLP 401K Fargo, ND							91.60%

C.	Proxy Voting Policies and Procedures

The Board has adopted Proxy Voting Policies and Procedures (“Proxy Policies”) wherein the Trust has delegated to Carillon Tower, and Carillon Tower has delegated to each sub-adviser, as applicable, the responsibility for voting proxies relating to portfolio securities held by each fund as part of its investment advisory services, subject to the supervision and oversight of Carillon Tower. All such proxy voting duties shall be subject to the Board’s continuing oversight. Notwithstanding this delegation of responsibilities, however, each fund retains the right to vote proxies relating to its portfolio securities. The fundamental purpose of the Proxy Policies is to ensure that each vote will be in a manner that reflects the best interest of each fund and its shareholders, taking into account the value of a fund’s investments.

Proxy Voting Guidelines. Generally, Carillon Tower or a sub-adviser, as applicable, will vote proxies in accordance with the proxy voting guidelines (“Proxy Guidelines”) adopted as part of the Trust’s Proxy Policies. Carillon Tower or a sub-adviser, as applicable, is permitted to vote a proxy based on the best interest of the fund if a proxy presents an issue that is not addressed in the Proxy Guidelines or the Proxy Guidelines provide discretion as to how to vote a proxy. Carillon Tower or a sub-adviser, as appropriate, should vote proxies to further the long-term economic value of the underlying securities and in the best interest of the fund and its shareholders.

The Proxy Guidelines distinguish between routine and non-routine proposals. In general, routine proposals are those proposals that do not propose to change the structure, bylaws or operations of the company to the detriment of shareholders. Examples of such proposals would include, among other things, the approval of auditors, election of director and/or officers, liability limitations for directors, and indemnification provisions for directors.

Non-routine proposals are those proposals more likely to affect the structure and operations of the company, which would have a greater impact on the value of the underlying security. Examples of non-routine proposals would include, among other things, decisions as to corporate restructuring, poison pill provisions, and changes in capitalization. These proposals may require special consideration by Carillon Tower or a sub-adviser, as appropriate, depending on whether and how they are addressed in the Proxy Guidelines.

Conflicts of Interest. The Proxy Guidelines also address procedures to be used by Carillon Tower or each sub-adviser, as applicable, when there is a conflict of interest between the interests of its respective fund shareholders and those of Carillon Tower, the sub-adviser, the fund’s principal underwriter or other affiliated persons of the fund. If the Proxy Guidelines do not address a situation where a conflict of interests exists, the sub-adviser will vote the proxy in the best interest of a fund. Upon the discovery of a conflict of interest, a sub-adviser must consult with Carillon Tower to assess the extent to which there may be a material conflict of interest. After such consultation, the sub-adviser will provide Carillon Tower with pertinent written information as to how and why the proxy was voted in a particular manner. In addition, Carillon Tower will provide a quarterly report to each Board that includes information as to how each conflict was resolved.

More Information. Information regarding how proxies for the Carillon Family of Funds were voted during the most recent twelve-month period ended June 30 is available without charge, upon request by calling toll-free, 800.421.4184, visiting our website, carillontower.com, or by accessing the Trust’s most recently filed report on Form N-PX on the Commission’s website at www.sec.gov. In addition, a copy of the Carillon Family of Funds Proxy Voting Guidelines is also available by calling 800.421.4184 or visiting our website, carillontower.com. The guidelines will be sent within three business days of receipt of a request.

D.	Investment Adviser and Administrator; Sub-advisers

Carillon Tower serves as the investment adviser and administrator for each fund. Carillon Tower was organized as a Florida corporation in 2014. All the capital stock of Carillon Tower is owned by RJF. RJF is a diversified financial services holding company that, through its subsidiaries, is engaged primarily in providing customers with a wide variety of financial services in connection with securities brokerage, limited partnerships, options, investment banking, asset management and related fields.

With respect to each fund, Carillon Tower is responsible for managing the funds’ investment and noninvestment affairs, subject to the direction of each fund’s Board. The Trust, on behalf of each of its series, has entered into an Investment Advisory Agreement with Carillon Tower. Under the Investment Advisory Agreement, Carillon Tower provides a continuous investment program for each fund and determines what securities and other investments will be purchased, retained, sold or loaned by each fund and what portion of such assets will be invested or held uninvested as cash. Carillon Tower also is responsible for effecting transactions for each fund and selecting brokers or dealers to execute such transactions for each fund. Carillon Tower may delegate these duties subject to Board approval, and if required by the 1940 Act, shareholder approval.

Under separate Subadvisory Agreements (collectively the “Subadvisory Agreements”), subject to the direction of Carillon Tower and the Trust’s Board, the following firms provide investment advice and portfolio management services to certain funds, as noted, for a fee payable by Carillon Tower:

Sub-adviser	Fund
Eagle Asset Management, Inc. (“Eagle”)	Growth & Income, Mid Cap Growth, Small Cap Growth
ClariVest Asset Management LLC (“ClariVest”)	Capital Appreciation, International Stock
Scout Investments, Inc. (“Scout Investments”)	International, Mid Cap, Small Cap, Core Bond, Core Plus Bond, Unconstrained Bond

Eagle is a wholly-owned subsidiary of Carillon Tower.

ClariVest is a wholly-owned subsidiary of Eagle.

Scout Investments is a wholly-owned subsidiary of Carillon Tower.

The Advisory Agreement and the Subadvisory Agreements were approved by the Board (including all of the Trustees who are not “interested persons” of Carillon Tower or a sub-adviser, as defined under the 1940 Act) and by the shareholders of the applicable funds in compliance with the 1940 Act. Each Agreement provides that it will be in force for an initial two-year period and it must be approved each year thereafter by (1) a vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of Carillon Tower, a sub-adviser or the Trust, and by (2) the majority vote of either the full Board or the vote of a majority of the outstanding shares of a fund.

The Advisory and Subadvisory Agreements each automatically terminates on assignment, and each is terminable on not more than 60 days written notice by the Trust to either party. In addition, the Advisory Agreements may be terminated on not less than 60 days written notice by Carillon Tower, as applicable, to a fund and the Subadvisory Agreements may be terminated on not less than 60 days written notice by Carillon Tower as applicable, or 90 days written notice by a sub-adviser. Under the terms of the Advisory Agreement, Carillon Tower automatically becomes responsible for the obligations of a sub-adviser upon termination of the Subadvisory Agreements. In the event Carillon Tower ceases to be the investment adviser of a fund or the Distributor ceases to be principal distributor of shares of a fund, the right of a fund to use the identifying name of “Carillon” may be withdrawn.

Carillon Tower and a sub-adviser shall not be liable to any fund or any shareholder for anything done or omitted by them, except acts or omissions involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties imposed upon them by their agreements with a fund or for any losses that may be sustained in the purchase, holding or sale of any security.

All of the officers of each fund are officers or directors of Carillon Tower or its affiliates. These relationships are described under “Management of the Funds.”

Advisory Fees.

For the fiscal year ended October 31, 2020, aggregate investment advisory fees paid to Carillon Tower and subadvisory fees paid by Carillon Tower to each subadvisor are indicated in the table below.

		Aggregate Investment Advisory and Subadvisory fees paid:
Fund		11/01/19- 10/31/20	11/01/18- 10/31/19	11/01/17- 10/31/18(a)
Capital Appreciation	Gross Advisory	$2,968,531	$3,041,768	$2,755,834
	(Waived)/Recovered	($857,523)	($893,402)	($612,519)
	Net Advisory	$2,111,008	$2,148,366	$2,143,315
International Stock	Gross Advisory	$70,269	$95,110	$139,531
	(Waived)/Recovered	($70,269)	($95,110)	($139,531)
	Net Advisory	$0	$0	$0

		Aggregate Investment Advisory and Subadvisory fees paid:
Fund		11/01/19- 10/31/20	11/01/18- 10/31/19	11/01/17- 10/31/18(a)
Growth & Income	Gross Advisory	$3,389,804	$3,392,508	$2,828,505
	(Waived)/Recovered	$0	$26	($26)
	Net Advisory	$3,389,804	$3,392,534	$2,828,479
Mid Cap Growth	Gross Advisory	$30,719,945	$26,702,320	$18,404,072
	(Waived)/Recovered	$0	$0	$0
	Net Advisory	$30,719,945	$26,702,320	$18,404,072
Small Cap Growth	Gross Advisory	$17,515,264	$22,963,781	$27,315,480
	(Waived)/Recovered	($48)	($56)	$0
	Net Advisory	$17,515,216	$22,963,725	$27,315,480
International	Gross Advisory	$4,675,711	$5,928,298	$8,104,100
	(Waived)/Recovered	($376)	($745)	($175)
	Net Advisory	$4,675,335	$5,927,553	$8,103,925
Mid Cap	Gross Advisory	$19,382,378	$20,105,398	$16,281,233
	(Waived)/Recovered	$0	$0	$0
	Net Advisory	$19,382,378	$20,105,398	$16,281,233
Small Cap	Gross Advisory	$1,776,168	$1,961,209	$1,927,655
	(Waived)/Recovered	($589)	$41,086	($41,614)
	Net Advisory	$1,775,579	$2,002,295	$1,886,041
Core Bond	Gross Advisory	$1,055,382	$423,887	$471,332
	(Waived)/Recovered	($916,050)	($423,887)	($471,332)
	Net Advisory	$139,332	$0	$0
Core Plus Bond	Gross Advisory	$3,198,650	$2,575,418	$2,802,463
	(Waived)/Recovered	($1,913,858)	($1,646,023)	($1,406,888)
	Net Advisory	$1,284,792	$929,395	$1,395,575
Unconstrained Bond	Gross Advisory	$5,404,265	$6,934,657	$8,849,799
	(Waived)/Recovered	($3,164,869)	($4,056,680)	($4,842,654)
	Net Advisory	$2,239,396	$2,877,977	$4,007,145

(a) Information for International, Mid Cap, Small Cap, Core Bond, Core Plus Bond, and Unconstrained Bond is for the period from their commencement of operations, November 20, 2017, through the fiscal year ended October 31, 2018.

Carillon Tower has entered into an administration agreement with the Trust, on behalf of the funds. Under the administration agreement, Carillon Tower provides to each fund and its respective classes certain administrative and clerical services deemed necessary or advisable for the operation of such funds and classes. With the exception of the funds’ Chief Compliance Officer, Carillon Tower pays all salaries, fees and expenses of Officers and Trustees of each fund who are affiliated with Carillon

Tower. Carillon Tower and the Trust jointly pay the salary, fees and expenses of the funds’ Chief Compliance Officer. Further, Carillon Tower oversees the activities of the sub-advisers, custodian, distributor, transfer agent and other service providers. Carillon Tower also provides office facilities, equipment, and personnel, prepares required regulatory filings, prepares Board materials and coordinates mailing of Prospectuses, notices, proxy statements and other shareholder or investor communications. The fees under the administration agreement are equal to 0.10% of the average daily net assets of all share classes. Carillon Tower has entered into a sub-administration agreement with U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Global Fund Services”). Under the sub-administration agreement, Global Fund Services provides each fund certain financial reporting and tax services.

For the fiscal year ended October 31, 2020, the administrative fees paid to Carillon Tower by each fund are indicated in the table below.

		Administrative fees paid:
Fund		11/01/19- 10/31/20	11/01/18- 10/31/19	10/31/17- 10/31/18(a)
Capital Appreciation	Gross Admin	$494,756	$506,961	$464,618
	(Waived)/Recovered	$0	$0	$0
	Net Admin	$494,756	$506,961	$464,618
International Stock	Gross Admin	$10,038	$13,589	$20,177
	(Waived)/Recovered	($10,038)	($13,589)	($20,177)
	Net Admin	$0	$0	$0
Growth & Income	Gross Admin	$747,451	$748,127	$614,531
	(Waived)/Recovered	$0	$0	$0
	Net Admin	$747,451	$748,127	$614,531
Mid Cap Growth	Gross Admin	$5,993,989	$5,190,465	$3,545,681
	(Waived)/Recovered	$0	$0	$0
	Net Admin	$5,993,989	$5,190,465	$3,545,681
Small Cap Growth	Gross Admin	$3,353,053	$4,442,756	$5,333,958
	(Waived)/Recovered	$0	$0	$0
	Net Admin	$3,353,053	$4,442,756	$5,333,958
Scout International	Gross Admin	$584,463	$741,036	$988,304
	(Waived)/Recovered	$0	$0	$0
	Net Admin	$584,463	$741,036	$988,304
Scout Mid Cap	Gross Admin	$2,626,054	$2,729,343	$2,137,666
	(Waived)/Recovered	$0	$0	$0
	Net Admin	$2,626,054	$2,729,343	$2,137,666
Scout Small Cap	Gross Admin	$296,028	$326,868	$291,125
	(Waived)/Recovered	$0	$0	$0
	Net Admin	$296,028	$326,868	$291,125

		Administrative fees paid:
Fund		11/01/19- 10/31/20	11/01/18- 10/31/19	10/31/17- 10/31/18(a)
Core Bond	Gross Admin	$263,846	$105,971	$114,403
	(Waived)/Recovered	$0	($105,971)	($78,261)
	Net Admin	$263,846	$0	$36,142
Core Plus Bond	Gross Admin	$799,662	$643,853	$680,283
	(Waived)/Recovered	$0	$0	$0
	Net Admin	$799,662	$643,853	$680,283
Unconstrained Bond	Gross Admin	$900,710	$1,155,776	$1,432,606
	(Waived)/Recovered	$0	$0	$0
	Net Admin	$900,710	$1,155,776	$1,432,606

(a) Information for International, Mid Cap, Small Cap, Core Bond, Core Plus Bond, and Unconstrained Bond is for the period from their commencement of operations, November 20, 2017, through the fiscal year ended October 31, 2018.

For each fund, the current aggregate advisory and subadvisory fees, as applicable, are determined as follows:

Fund	Average daily net assets	Rate charged
Capital Appreciation	$0 to $1 billion	0.60%
	Over $1 billion	0.55%

International Stock	All Assets	0.70%

Growth & Income	$0 to $100 million	0.60%
	$100 million to $500 million	0.45%
	Over $500 million	0.40%

Mid Cap Growth Small Cap Growth	$0 to $500 million	0.60%
	$500 million to $1 billion	0.55%
	Over $1 billion	0.50%

International	First $1 billion	0.70%
	Assets over $1 billion	0.60%

Mid Cap	First $1 billion	0.80%
	Assets over $1 billion	0.70%

Fund	Average daily net assets	Rate charged
Small Cap	$0 to $500 million	0.60%
	$500 million to $1 billion	0.55%
	Over $1 billion	0.50%

Core Bond	All Assets	0.40%

Core Plus Bond	All Assets	0.40%

Unconstrained Bond	First $3 billion	0.60%
	Assets over $3 billion	0.55%

Carillon Tower has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of Capital Appreciation, International Stock, Growth & Income, Mid Cap Growth, and Small Cap Growth. The expense limitations exclude interest, taxes, brokerage commissions, costs related to investments in other investment companies, dividends, and extraordinary expenses. The Board may agree to change fee limitations or reimbursements without the approval of fund shareholders. Any reimbursement of fund expenses or reduction in Carillon Tower’s investment advisory fees is subject to reimbursement by the fund within the following two fiscal years if overall expenses fall below the lesser of its then current expense cap or the expense cap in effect at the time of the fee reimbursement. The following table summarizes the expense caps in effect through February 28, 2022.

Fund	Class A	Class C	Class I & R5	Class Y	Class R3	Class R6
Capital Appreciation	1.00%	1.75%	0.70%	1.00%	1.25%	0.60%
International Stock	1.45%	2.20%	1.15%	1.45%	1.70%	1.05%
Growth & Income	1.25%	2.00%	0.95%	1.25%	1.50%	0.85%
Mid Cap Growth	1.25%	2.00%	0.95%	1.25%	1.50%	0.85%
Small Cap Growth	1.25%	2.00%	0.95%	1.25%	1.50%	0.85%

In addition, Carillon Tower has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of International, Mid Cap, Small Cap, Core Bond, Core Plus Bond and Unconstrained Bond. This expense limitation excludes interest, taxes, brokerage commissions, costs relating to investments in other investment companies (acquired fund fees and expenses), dividends, and extraordinary expenses. For Core Bond, Core Plus Bond, and Unconstrained Bond, the expense limitation also excludes short sale dividend and interest expenses. The contractual fee waiver can be changed only with the approval of a majority of a fund’s Board of Trustees. Any reimbursement of fund expenses or reduction in Carillon Tower’s investment advisory fees is subject to reimbursement by a fund within the following two fiscal years, if overall expenses fall below the lesser of its then current expense cap or the expense cap in effect at the time of the fee reimbursement. The following table summarizes the expense caps in effect through February 28, 2022.

Fund	Class A	Class C	Class I	Class Y	Class R3	Class R5	Class R6
International	1.25%	2.00%	0.95%	1.25%	1.50%	0.95%	0.85%
Mid Cap	1.45%	2.20%	1.15%	1.45%	1.70%	1.15%	1.05%
Small Cap	1.25%	2.00%	0.95%	1.25%	1.50%	0.95%	0.85%
Core Bond	0.80%	1.55%	0.40%	0.80%	1.05%	0.50%	0.40%
Core Plus Bond	0.80%	1.55%	0.40%	0.80%	1.05%	0.50%	0.40%
Unconstrained Bond	0.80%	1.55%	0.50%	0.80%	1.05%	0.50%	0.40%

Class-Specific Expenses. Each fund may determine to allocate certain of its expenses (in addition to distribution fees) to the specific classes of a fund’s shares to which those expenses are attributable.

Carillon Tower receives payments from certain of the funds’ sub-advisers for amounts waived and/or reimbursed under each contractual fee waiver and expense reimbursement agreement and provides to those sub-advisers any recoupment that Carillon Tower receives from the funds. Carillon Tower also may receive payments from certain of the funds’ sub-advisers for certain marketing and related expenses.

Securities Lending. U.S. Bank, N.A. (USB) serves as securities lending agent for each fund and, in that role, administers each fund’s securities lending program pursuant to the terms of a securities lending agreement entered into between the Trust, on behalf of each Fund, and USB (“Securities Lending Agreement”).

As securities lending agent, USB is responsible for the implementation and administration of each fund’s securities lending program. USB’s responsibilities include: (1) lending available securities to approved borrowers; (2) continually monitoring the creditworthiness of approved borrowers and potential borrowers; (3) determining whether a loan shall be made and negotiating the terms and conditions of the loan with the borrower, provided that such terms and conditions are consistent with the terms and conditions of the Securities Lending Agreement; (4) receiving and holding, on the fund’s behalf, or transferring to a fund account, upon instruction by the fund, collateral from borrowers to secure obligations of borrowers with respect to any loan of available securities; (5) marking loaned securities and collateral to their market value each business day; (6) obtaining additional collateral, as needed, to maintain the value of the collateral relative to the market value of the loaned securities at the levels required by the Securities Lending Agreement; (7) returning the collateral to the borrower, at the termination of the loan, upon the return of the loaned securities; (8) investing cash collateral in permitted investments; and (9) establishing and maintaining records related to the fund’s securities lending activities. Additionally, USB has indemnified each Fund for borrower default as it relates to the securities lending program administered by USB.

USB is compensated for the above-described services from its securities lending revenue split, as provided in the Securities Lending Agreement. The table below shows the income each fund earned and the fees and compensation it paid to service providers (including fees paid to USB as securities lending agent) in connection with its securities lending activities during its most recent fiscal year.

	Capital Appreciation Fund	International Stock Fund	Growth & Income Fund	Small Cap Growth Fund	Mid Cap Growth Fund	Small Cap Fund
Gross income earned by the fund from securities lending activities	$7,788	$24	$923	$432,703	$456,161	$50,612
Fees and/or compensation paid by the fund for securities lending activities and related services	$0	$0	$0	$0	$0	$0
Fees paid to securities lending agent from a revenue spilt	$(172)	$(2)	$(79)	$(20,118)	$(29,136)	$(3,771)
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$(658)	$(2)	$(267)	$(50,259)	$(39,021)	$(6,889)
Administrative fees not included in revenue split	$0	$0	$0	$0	$0	$0
Indemnification fee not included in revenue split	$0	$0	$0	$0	$0	$0
Rebate (paid to borrower)	$(5,693)	$(4)	$0	$(214,798)	$(174,337)	$(12,299)
Other fees not included in revenue split	$0	$0	$0	$0	$0	$0
Aggregate fees/compensation paid by the fund for securities lending activities	$(6,524)	$(8)	$(346)	$(285,175)	$(242,494)	$(22,959)
Net income from securities lending activities	$1,264	$15	$577	$147,528	$213,667	$27,652

	Mid Cap Fund	International Fund	Core Bond Fund	Core Plus Bond Fund	Unconstrained Bond Fund
Gross income earned by the fund from securities lending activities	$787,502	$235,447	$1,876	$9,775	$2,800
Fees and/or compensation paid by the fund for securities lending activities and related services	$0	$0	$0	$0	$0
Fees paid to securities lending agent from a revenue spilt	$(88,647)	$(16,057)	$(54)	$(287)	$(267)
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$(26,294)	$(23,646)	$(172)	$(924)	$(387)
Administrative fees not included in revenue split	$0	$0	$0	$0	$0
Indemnification fee not included in revenue split	$0	$0	$0	$0	$0
Rebate (paid to borrower)	$(22,477)	$(77,997)	$(1,253)	$(6,460)	$(187)
Other fees not included in revenue split (Provide a description of any such fees)	$0	$0	$0	$0	$0
Aggregate fees/compensation paid by the fund for securities lending activities	$(137,419)	$(117,699)	$(1,479)	$(7,671)	$(841)
Net income from securities lending activities	$650,083	$117,748	$397	$2,104	$1,959

E.	Portfolio Managers

Carillon Tower does not employ any portfolio managers for the funds. For each of the funds, Carillon Tower has delegated the responsibility for portfolio management to a sub-adviser. The sub-advisers have provided information regarding their respective portfolio managers:

1)    Eagle (Growth & Income, Mid Cap Growth, Small Cap Growth)

Eagle has adopted policies regarding material conflicts of interest and portfolio manager compensation. Specific information regarding the portfolio managers’ compensation follows.

Material Conflicts of Interest: When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. Eagle has adopted policies and procedures designed to address these potential material conflicts. For instance, portfolio managers within Eagle are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, Eagle and its advisory affiliates utilize a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.

The officers and employees of Eagle and accounts in which affiliated persons have an investment interest, may at times buy or sell and have positions in securities which may be those recommended for purchase or sale to investment advisory clients. In addition, Eagle and its related persons may also give advice and take action in the performance of their duties to clients, which may differ from, or be similar to the advice given, or the timing and nature of action taken, with respect to their own accounts. Eagle may combine transaction orders placed on behalf of clients, including accounts in which affiliated persons of Eagle have an investment interest. Eagle seeks to ensure that the firm and its employees do not personally benefit from the short-term market effects of recommendations to or actions for clients through personal securities policies and procedures under the firm’s Code of Ethics.

Compensation: Eagle seeks to maintain a compensation program that is competitively positioned to attract and retain high caliber investment professionals. Portfolio Manager compensation is reviewed and may be modified periodically as appropriate to reflect changes in the market, as well as to adjust the factors used to determine variable compensation. Investment professionals receive a base salary and deferred compensation along with a variable bonus based on revenues on accounts under management and various other variable forms of compensation, including stock options and an executive benefit plan. Eagle has created a compensation plan that provides its investment professionals with long-term financial incentives and encourages them to develop their careers at Eagle. The investment professionals are compensated as follows:

•	All portfolio managers are paid base salaries,
•	Portfolio managers participate in a revenue-sharing program that provides incentives to build a successful investment program over the long term,
•	Additional deferred compensation plans, including restricted stock awards and stock option programs, may be provided to key investment professionals, and
•

All portfolio managers generally are eligible to receive benefits from Eagle’s parent company including health care and other insurance benefits, a 401(k) plan, profit sharing, Long-Term Incentive Plan, Employee Stock Option Plan and Employee Stock Purchase Plan.

Eagle typically compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the performance of funds and managed accounts relative to benchmarks and peer groups. Each portfolio manager is evaluated based on the composite performance of funds and accounts in each strategy for which the individual serves on the portfolio management team. Periods evaluated include the 1, 3, 5 and 10 year (or since inception) periods for relevant strategies. This evaluation may afford differing weights to specific funds, accounts or products based on a portfolio manager’s contribution or responsibility to the team. This weighting process may be based on the overall size of a given fund or investment product and portfolio manager responsibility and/or contribution and may provide incentive for a portfolio manager to favor another account over their fund(s). A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than their fund(s). Eagle has established procedures to mitigate these conflicts, including review of performance dispersion across all firm managed accounts and policies to monitor trading and best execution for all managed accounts and funds.

A.    Bert L. Boksen, Eric Mintz and Christopher Sassouni (Mid Cap Growth, Small Cap Growth)

As of December 31, 2020, Mr. Boksen and Mr. Mintz are responsible for the day-to-day management of the following other accounts:

	Number of accounts	Total assets
Registered investment companies	1	$537 million
Other pooled investment vehicles	3	$338 million
Other accounts	1,480	$3.3 billion

In the “other pooled investment vehicles” category above, the advisory fee payable to Eagle is based upon the account’s performance. In one of the 1,480 above “other accounts” the advisory fee payable to Eagle is based upon the account’s performance. This account had a market value of approximately $342 million. The remainder of the “other accounts” and assets did not have a performance fee. Mr. Sassouni does not have individual discretion over the assets of the funds or of any other accounts.

Eagle currently holds a 51% ownership interests in EB Management I, LLC which acts as the general partner in a limited partnership formed for investment purposes. Bert Boksen is a 49% owner of EB Management I, LLC and the Portfolio Manager for the Eagle Aggressive Growth Partners Fund I L.P. and Eagle Aggressive Growth Partners II L.P. Eagle also provides administrative and investment research services for the general partner. Certain officers and employees of Eagle have investment interests in the limited partnership. On occasion, orders for the securities transactions of the limited partnership may be aggregated with orders for Eagle’s client accounts. In such instances, Eagle will ensure that the allocation of securities among Eagle’s clients and the partnership is equitable; price averaging may be used for trades executed in a series of transactions on the same day. Mr. Boksen’s additional compensation includes receipt of 50% of the net profits generated by EB Management I.

Mr. Boksen’s and Mr. Mintz’ benchmarks for evaluation purposes include Lipper and Morningstar rankings for mutual fund performance and the Russell 2000® Growth and Russell Mid Cap® Growth indices for separate accounts along with peer group rankings such as those from Callan Associates and Mercer Investment Consulting. Mr. Sassouni is paid a base salary and a bonus that is based on his individual performance as a research analyst as well as his contribution to the results of Eagle’s investment products. In addition, he may receive additional compensation for his contributions as

Assistant Portfolio Manager of the fund and other similarly managed accounts. Mr. Sassouni also may receive an allocation of a portion of the incentive fee earned, if any, by EB Management I, LLC.

As of December 31, 2020, Mr. Boksen owns over $1,000,000 of Mid Cap Growth’s shares and between $500,001 and $1,000,000 of Small Cap Growth’s shares. As of December 31, 2020, Mr. Mintz owns over $1,000,000 of Mid Cap Growth’s shares and between $500,001 and $1,000,000 of Small Cap Growth’s shares. As of December 31, 2020, Mr. Sassouni owns between $50,001 and $100,000 of Mid Cap Growth’s shares and between $50,001 and $100,000 of Small Cap Growth’s shares.

B. David Blount, Harald Hvideberg, and Brad Erwin (Growth & Income)

As of December 31, 2020, Messrs. Blount, Hvideberg and Erwin are each responsible for the day-to-day management of the following other accounts:

	Number of accounts	Total assets
Registered investment companies	0	$0
Other pooled investment vehicles	0	$0
Other accounts	562	$757 million

In none of the above “other accounts” is the advisory fee payable to Eagle based upon the account’s performance and none of the assets managed pay a performance fee. Mr. Blount’s, Mr. Hvideberg’s and Mr. Erwin’s benchmarks for evaluation purposes include Lipper and Morningstar rankings for mutual fund performance and the S&P 500 Index for separate accounts along with peer group rankings such as those from Callan Associates and Mercer Investment Consulting.

As of December 31, 2020, Mr. Blount owns between $100,001 and $500,000, Mr. Hvideberg owns $0 and Mr. Erwin owns $0 of the fund’s shares.

2) ClariVest (Capital Appreciation, International Stock)

ClariVest has adopted policies regarding material conflicts of interest and portfolio manager compensation. Specific information regarding the portfolio managers’ compensation follows. This information is provided as of December 31, 2020.

Material Conflicts of Interest: Because portfolio managers manage accounts for multiple clients, conflicts of interest may arise in connection with the portfolio managers’ management of the fund on the one hand and accounts for other clients on the other hand. For example, a portfolio manager may have conflicts of interest in allocating time, resources and investment opportunities among the fund and the other client accounts that he manages. In addition, due to differences in the investment strategies or restrictions between the fund and the other clients, a portfolio manager may take action with respect to another client that differs from the action taken with respect to the fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account or otherwise provide more revenue to the investment adviser. While these factors may create conflicts of interest for a portfolio manager in the allocation of time, resources and investment opportunities, the portfolio managers will endeavor to exercise their discretion in a manner that they believe is equitable to all interested persons.

Compensation: Compensation paid by ClariVest to its portfolio managers has three primary components: (1) a base salary, (2) a discretionary bonus, and (3) a deferred compensation plan. The portfolio managers also receive certain retirement, insurance, and other benefits that are broadly available to all ClariVest employees. The intent of this compensation plan is to achieve a market competitive structure. ClariVest seeks to compensate portfolio managers in a manner commensurate with their responsibilities, contributions and performance, and that is competitive with other firms within the investment management industry. Salaries, bonuses, and distributions are also influenced by the operating performance of ClariVest.

Bonuses are based on a variety of factors, including overall profitability of the firm as well as individual contribution to the firm. ClariVest believes that payment of bonuses based on short term performance is counterproductive to the environment at ClariVest. All members of the investment team are expected to actively participate in ongoing research, some of which may not primarily benefit the product on which they are the named portfolio manager.

As of December 31, 2020, Mr. Wolter, Mr. Pavan, Dr. Feng, Mr. Wagner, Mr. Vaughn, Mr. Turner, Mr. Mutreja, and Ms. Zengeni do not own any shares of the Capital Appreciation Fund or the International Stock Fund.

A.	David J. Pavan, C. Frank Feng, Ph.D., Ed Wagner, Todd N. Wolter (Capital Appreciation)

As of December 31, 2020, Mr. Pavan is responsible for the day-to-day management of the following other accounts:

Without performance fee	Number of accounts	Total assets
Registered investment companies	2	$2,064,251,207
Other pooled investment vehicles	3	$295,700,615
Other accounts	4	$5,837,331
With performance fee
Other pooled investment vehicles	0	$0

As of December 31, 2020, Dr. Feng is responsible for the day-to-day management of the following other accounts:

Without performance fee	Number of accounts	Total assets
Registered investment companies	2	$2,064,251,207
Other pooled investment vehicles	0	$0
Other accounts	5	$6,304,630
With performance fee
Other pooled investment vehicles	0	$0
Other accounts	0	$0

As of December 31, 2020, Mr. Wagner is responsible for the day-to-day management of the following other accounts:

Without performance fee	Number of accounts	Total assets
Registered investment companies	2	$2,064,251,207
Other pooled investment vehicles	3	$295,700,615
Other accounts	8	$454,397,862
With performance fee
Other accounts	0	$0

As of December 31, 2020, Mr. Wolter is responsible for the day-to-day management of the following other accounts:

	Number of accounts	Total assets
Without performance fee
Registered investment companies	3	$2,074,484,259
Other pooled investment vehicles	3	$295,700,615
Other accounts	13	$671,820,075
With performance fee
Other pooled investment vehicles	1	$1,619,894
Other accounts	0	$0

B.	David R. Vaughn, Alex Turner, Priyanshu Mutreja, Gashi Zengeni (International Stock)

As of December 31, 2020, Mr. Vaughn is responsible for the day-to-day management of the following other accounts:

Without performance fee	Number of accounts	Total assets
Registered investment companies	3	$187,840,426
Other pooled investment vehicles	5	$452,867,722
Other accounts	7	$131,964,449
With performance fee
Other pooled investment vehicles	1	$66,337,937

As of December 31, 2020, Mr. Turner is responsible for the day-to-day management of the following other accounts:

	Number of accounts	Total assets
Without performance fee
Registered investment companies	3	$187,840,426
Other pooled investment vehicles	5	$452,867,722
Other accounts	7	$131,964,449
With performance fee
Other pooled investment vehicles	1	$66,337,937

As of December 31, 2020, Mr. Mutreja is responsible for the day-to-day management of the following other accounts:

	Number of accounts	Total assets
Without performance fee
Registered investment companies	3	$187,840,426
Other pooled investment vehicles	5	$452,867,722
Other accounts	6	$131,905,637
With performance fee
Other pooled investment vehicles	1	$66,337,937

As of December 31, 2020, Ms. Zengeni is responsible for the day-to-day management of the following other accounts:

	Number of accounts	Total assets
Without performance fee
Registered investment companies	3	$187,840,426
Other pooled investment vehicles	5	$452,867,722
Other accounts	5	$131,438,338
With performance fee
Other pooled investment vehicles	1	$66,337,937

3) Scout Investments (International, Mid Cap, Small Cap, Core Bond, Core Plus Bond, Unconstrained Bond)

Scout has adopted policies regarding material conflicts of interest and portfolio manager compensation. Specific information regarding the portfolio managers’ compensation follows. This information is provided as of December 31, 2020.

Potential Conflicts of Interest: The management of multiple funds and accounts may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. Scout Investments seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline, such as equity or fixed income securities. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the funds. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest.

However, securities selected for funds or accounts other than a fund may outperform the securities selected for the fund. Finally, if the portfolio manager identifies a limited investment opportunity, which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and accounts. Scout Investments seeks to manage such potential conflicts by following procedures, as approved and reviewed by the Scout Board, intended to provide a fair allocation of buy and sell opportunities among client accounts.

The structure of portfolio manager compensation may also give rise to potential conflicts of interest. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales.

Finally, the management of personal accounts by the portfolio manager may give rise to potential conflicts of interest. The funds’ code of ethics is designed to address such conflicts.

The funds have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Scout Investments may have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of the funds and/or that engage in transactions in the same types of securities and instruments as the funds. As such, Scout Investments and its affiliates or their clients are or may be actively engaged in transactions in the same securities and instruments in which the funds invest. Such activities could affect the prices and availability of the securities and instruments in which the funds invest, which could have an adverse impact on the funds’ performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of the funds’ transactions and thus at prices or rates that may be more or less favorable than those obtained by the funds. When Scout Investments or an affiliate seeks to purchase or sell the same assets for their managed accounts, including the funds, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for the funds.

Further, transactions in investments by one or more other accounts or clients advised by Scout Investments may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the funds. This may occur when investment decisions regarding the funds are based on research or other information that is also used to support decisions or advice for other accounts. When Scout Investments or one of its other clients implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for the funds, market impact, liquidity constraints or other factors could result in the funds receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the funds could otherwise be disadvantaged.

Compensation:

International, Mid Cap, and Small Cap

At Scout, we believe that compensation and incentives should be aligned with our clients’ interests and the traditional value of rewarding hard work. In order for portfolio manager and analyst compensation to appropriately reflect the results delivered to our clients, we administer a compensation plan that prioritizes performance and is industry-competitive in order to retain investment talent.

The annual compensation plan for equity portfolio managers and analysts combines a competitive base salary with an annual cash bonus related to investment performance that may be in excess of 100% of base salary. Additionally, they are eligible to receive deferred long-term incentive awards.

All Scout equity portfolio managers are under long-term employment agreements which include industry standard incentives and restrictive covenants.

Portfolio Managers

For portfolio managers, the bonus plan is based on a percentage of revenue generated by products they manage and incorporates investment performance and a subjective component. Investment performance accounts for two-thirds while the subjective component accounts for one-third of the bonus plan structure.

Investment performance is evaluated on a one-year, three-year, and five-year time frame. Risk-adjusted performance is typically measured relative to the median investment manager risk-adjusted performance in the strategy’s discipline, according to the Callan Consulting peer universe.

Investment Analysts

For investment analysts, the bonus plan is based on a percentage of revenue generated by the products to which they contribute and incorporates investment performance and a subjective component. Investment performance accounts for two-thirds while the subjective component accounts for one-third of the bonus plan structure.

Investment performance is evaluated on a one-year, three-year, and five-year time frame. Risk-adjusted performance is typically measured relative to the median investment manager risk-adjusted performance in the strategy’s discipline, according to the Callan Consulting peer universe.

Core Bond, Core Plus Bond and Unconstrained Bond

Scout Investments utilizes a strategic and comprehensive compensation plan for its portfolio managers that is competitive and within the norm of industry standards. The compensation of the portfolio managers of a fund is not tied directly to either the performance or the net assets of the fund. Instead, compensation of the portfolio managers, who are all employees of the fixed income division of Scout Investments, Reams Asset Management, is dependent in part on the overall profitability of that division.

The Reams Asset Management fixed income professionals, who are all either portfolio managers or analysts, earn a base salary and participate in the bonus plan of Scout Investments, as described above. The size of bonus pool under that plan is dependent on the profitability of the Reams Asset Management division. The performance and net assets of the funds have an impact on that profitability.

A.	Michael D. Stack and Angel M. Lupercio (International)

As of December 31, 2020, Mr. Stack and Mr. Lupercio are responsible for the day-to-day management of the following other accounts:

	Number of accounts	Total assets

Registered investment companies	0	$0

Other pooled investment vehicles	1	$170.90 million

Other accounts	9	$248.45 million

In the “other pooled investment vehicles” category above, the advisory fee payable to Scout Investments is not based upon the account’s performance. In none of the 9 above “other accounts” is the advisory fee payable to Scout Investments based upon the account’s performance and none of the assets managed pay a performance fee.

As of December 31, 2020, Mr. Stack owns between $100,001 and $500,000 of International’s shares, and Mr. Lupercio does not own any shares of International.

B.	Mark M. Egan, Todd C. Thompson, Stephen T. Vincent, Clark W. Holland and Jason J. Hoyer and Tilak “Dmitri” Silva[1] (Core Bond, Core Plus Bond, Unconstrained Bond)

As of December 31, 2020, Messrs. Egan, Thompson, Vincent, Holland and Hoyer are each responsible for the day-to-day management of the following other accounts. Effective March 5, 2021, Mr. Silva also will be responsible for the following other accounts:

	Number of accounts	Total assets

Registered investment companies	1	$132.01 million

Other pooled investment vehicles	9	$1479.39 million

Other accounts	131	$17921.41 million

In none of the 9 “other pooled investment vehicles” above, is the advisory fee payable to Scout Investments based on the account’s performance. In one of the 131 above “other accounts” is the advisory fee payable to Scout Investments based upon the account’s performance. This account had a market value of approximately $66,360,242. The remainder of the “other accounts” and assets did not have a performance fee.

As of December 31, 2020, Mr. Egan did not own Unconstrained Bond’s shares; Mr. Thompson owned over $1,000,000 of Unconstrained Bond’s shares; Mr. Vincent owned between $100,001 and $500,000 of Core Bond’s shares and over $1,000,000 of Unconstrained Bond’s shares; Mr. Holland owned between $100,001 and $500,000 of Unconstrained Bond’s shares; Mr. Hoyer owned between $100,001 and $500,000 of Unconstrained Bond’s shares; and Mr. Silva did not own any shares of Unconstrained Bond, Core Bond and Core Plus Bond.

1. Mr. Silva will become a Portfolio Co-Manager of Core Bond, Core Plus Bond, and Unconstrained Bond effective March 5, 2021.

C.	Patrick Dunkerley, Derek M. Smashey, John R. Indellicate II and Jason J. Votruba (Mid Cap)

As of December 31, 2020, Mr. Dunkerley, Mr. Smashey, Mr. Indellicate and Mr. Votruba are each responsible for the day-to-day management of the following other accounts:

	Number of accounts	Total assets

Registered investment companies	1	$820.61 million

Other pooled investment vehicles	0	$0

Other accounts	7	$212.72 million

In none of the 7 above “other accounts” is the advisory fee payable to Scout Investments based upon the account’s performance and none of the assets managed pay a performance fee.

As of December 31, 2020, Mr. Dunkerley owns between $500,001 and $1,000,000 of Mid Cap’s shares, Mr. Smashey owns between $100,001 and $500,000 of Mid Cap’s shares, Mr. Indellicate owns between $100,001 and $500,000 of Mid Cap’s shares and Mr. Votruba owns between $100,001 and $500,000 of Mid Cap’s shares.

D.	James R. McBride and Timothy L. Miller (Small Cap)

As of December 31, 2020, Mr. McBride and Mr. Miller are each responsible for the day-to-day management of the following other accounts:

	Number of accounts	Total assets

Registered investment companies	1	$295.15 million

Other pooled investment vehicles	1	$0.90 million

Other accounts	3	$12.99 million

In the “other pooled investment vehicles” category above, the advisory fee payable to Scout Investments is not based upon the account’s performance. In none of the 3 above “other accounts” is the advisory fee payable to Scout Investments based upon the account’s performance and none of the assets managed pay a performance fee.

As of December 31, 2020, Mr. McBride owns over $1,000,000 of Small Cap’s shares; and Mr. Miller owns between $100,001 and $500,000 of Small Cap’s shares.

F.	Portfolio Turnover and Brokerage Practices

Each fund may engage in short-term transactions under various market conditions to a greater extent than certain other mutual funds with similar investment objectives. Thus, the turnover rate may vary greatly from year to year or during periods within a year. A fund’s portfolio turnover rate is computed by dividing the lesser of purchases or sales of securities for the period by the average value of portfolio securities for that period. A 100% turnover rate would occur if all the securities in a fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. The following tables show the turnover rate for Capital Appreciation, International Stock, Growth & Income, Mid Cap Growth, Small Cap Growth, International, Mid Cap, Small Cap, Core Bond, Core Plus Bond and Unconstrained Bond for the periods shown:

Fund	11/1/19-10/31/20	11/1/18-10/31/19
Capital Appreciation	31%	49%
International Stock	54%	43%
Growth & Income	41%	25%
Mid Cap Growth	27%	32%
Small Cap Growth	21%	26%
International	21%	20%

Fund	11/1/19-10/31/20	11/1/18-10/31/19
Mid Cap (a)	109%	170%
Small Cap	22%	21%
Core Bond (b)	549%	409%
Core Plus Bond (b)	559%	413%
Unconstrained Bond (b)	435%	289%

(a) A key part of the Scout Midcap Fund’s investment process is the top-down overlay, which is determined through a proprietary system that monitors more than 150 economic and sentiment indicators. If the investment team perceives a shift in their outlook based on these indicators, they will actively adjust the portfolio to align with their thesis. The investment team would expect turnover to be higher than normal during peaks of volatility and uncertainty in the market.

(b) Reams Asset Management’s investment style is to nimbly react to value opportunities which can cause turnover to fluctuate. Additionally, the turnover will be higher than buy and hold managers who build portfolios for yield.

Carillon Tower or a sub-adviser, as applicable, is responsible for the execution of each fund’s portfolio transactions and must seek the most favorable price and execution for such transactions. Best execution, however, does not mean that a fund necessarily will be paying the lowest commission or spread available. Rather, each fund also will take into account such factors as size of the order, difficulty of execution, efficiency of the executing broker’s facilities and any risk assumed by the executing broker.

It is a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research, statistical and quotation services from broker-dealers who execute portfolio transactions for the clients of such advisers. Consistent with the policy of most favorable price and execution, Carillon Tower or a sub-adviser may give consideration to research, statistical and other services furnished by brokers-dealers, and to potential access to initial public offerings (“IPOs”) that may be made available by such broker-dealers. In addition, Carillon Tower or a sub-adviser, as applicable, may place orders with brokers who provide supplemental investment and market research and securities and economic analysis and may pay to these brokers a higher brokerage commission or spread than may be charged by other brokers, provided that Carillon Tower or a sub-adviser determines in good faith that such commission or spread is reasonable in relation to the value of brokerage and research services provided. Such research and analysis may be useful to Carillon Tower or a sub-adviser in connection with services to clients other than the funds. A fund also may purchase and sell portfolio securities to and from dealers who provide it with research services. However, portfolio transactions will not be directed by the funds to dealers on the basis of such research services.

During the fiscal year ended October 31, 2020, certain of the funds directed transactions to brokers pursuant to which the brokers provided third-party or proprietary research or brokerage services to Carillon Tower or a sub-adviser. Pursuant to these arrangements to receive research and brokerage services, during the fiscal year ended October 31, 2020 it is estimated that Growth & Income paid total commissions of approximately $38,779 on transactions with a principal value of approximately $157,058,188, Mid Cap Growth paid total commissions of approximately $331,966 on transactions with a principal value of approximately $1,053,139,314, Small Cap Growth paid total commissions of approximately $583,065 on transactions with a principal value of approximately $1,039,066,374, Mid Cap paid total commissions of approximately $1,693,729 on transactions with a principal value of approximately $3,141,611,411, International paid total commissions of approximately $6,911,108 on transactions with a principal value of approximately $3,141,611,411, and Small Cap paid total commissions of approximately $89,964 on transactions with a principal value of approximately $99,440,985.

Carillon Tower or a sub-adviser, as applicable, also may use an affiliated broker-dealer, its affiliates or certain affiliates of Carillon Tower as a broker for agency transactions in listed and OTC securities at commission rates and under circumstances consistent with the policy of best execution. Commissions paid to affiliates of Carillon Tower will not exceed “usual and customary brokerage commissions.” Rule l7e-1 under the 1940 Act defines “usual and customary” commissions to include amounts that are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.”

Carillon Tower or the sub-adviser, as applicable, also may select other brokers to execute portfolio transactions. In the OTC market, each fund generally deals with primary market makers unless a more favorable execution can otherwise be obtained. The following table shows the aggregate brokerage commissions paid for the periods shown.

Fund	11/1/19-10/31/20	11/1/18-10/31/19	11/1/17-10/31/18

Capital Appreciation Total Paid to Affiliate % to Affiliate % of transactions w/ Affiliate	$91,644 $0 0.0% 0.0%	$86,818 $0 0.0% 0.0%	$80,421 $0 0.0% 0.0%

International Stock Total Paid to Affiliate % to Affiliate % of transactions w/ Affiliate	$6,631 $0 0.0% 0.0%	$8,272 $0 0.0% 0.0%	$9,895 $0 0.0% 0.0%

Growth & Income Total Paid to Affiliate % to Affiliate % of transactions w/ Affiliate	$159,752 $0 0.0% 0.0%	$167,988 $3,181 1.9% 7.4%	$75,784 $0 0.0% 0.0%

Mid Cap Growth Total Paid to Affiliate(a) % to Affiliate % of transactions w/ Affiliate	$1,215,905 $59,145 4.9% 2.2%	$1,710,820 $81,783 4.8% 1.3%	$1,438,656 $131,388 9.1% 1.0%

Small Cap Growth Total Paid to Affiliate(a) % to Affiliate % of transactions w/ Affiliate	$1,668,663 $160,202 9.6% 4.1%	$1,429,365 $98,028 6.9% 2.4%	$1,880,339 $59,931 3.2% 2.1%

International Total Paid to Affiliate % to Affiliate % of transactions w/ Affiliate	$380,192 $0 0.0% 0.0%	$351,514 $0 0.0% 0.0%	$618,689 $0 0.0% 0.0%

Fund	11/1/19-10/31/20	11/1/18-10/31/19	11/1/17-10/31/18

Mid Cap Total Paid to Affiliate % to Affiliate % of transactions w/ Affiliate	$2,392,431 $0 0.0% 0.0%	$3,264,488 $0 0.0% 0.0%	$2,450,043 $0 0.0% 0.0%

Small Cap Total Paid to Affiliate % to Affiliate % of transactions w/ Affiliate	$111,062 $0 0.0% 0.0%	$ 81,719 $ 0 0.0% 0.0%	$ 77,571 $ 0 0.0% 0.0%

Core Bond Total Paid to Affiliate % to Affiliate % of transactions w/ Affiliate	$ 0 $ 0 0.0% 0.0%	$0 $0 0.0% 0.0%	$0 $0 0.0% 0.0%

Core Plus Bond Total Paid to Affiliate % to Affiliate % of transactions w/ Affiliate	$11,382 $0 0.0% 0.0%	$12,237 $0 0.0% 0.0%	$10,458 $0 0.0% 0.0%

Unconstrained Bond Total Paid to Affiliate % to Affiliate % of transactions w/ Affiliate	$76,141 $0 0.0% 0.0%	$28,650 $0 0.0% 0.0%	$27,384 $0 0.0% 0.0%

(a) The affiliate is Raymond James & Associates, Inc., a wholly owned subsidiary of RJF.

No fund may buy securities from, or sell securities to, an affiliate as a principal transaction. However, the Board has adopted procedures in conformity with Rule 10f-3 under the 1940 Act whereby each fund may purchase securities that are offered in underwritings in which an affiliate is a participant. The Board will consider the ability to recapture fund expenses on certain portfolio transactions, such as underwriting commissions and tender offer solicitation fees, by conducting such portfolio transactions through affiliated entities, but only to the extent such recapture would be permissible under applicable regulations, including the rules of the Financial Industry Regulatory Authority, Inc. and other self-regulatory organizations. Payments to affiliates in the preceding table were made to RJF.

Pursuant to Section 11(a) of the Securities Exchange Act of 1934, as amended, each fund has expressly consented to the Distributor executing transactions on an exchange on its behalf.

Pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 thereunder, Carillon Tower, a sub-adviser and the Distributor have adopted Codes of Ethics (“Codes”). These Codes permit portfolio managers and other access persons of the applicable funds to invest in securities that may be owned by the funds, subject to certain restrictions. The Codes are on public file with, and may be obtained from, the Commission.

Securities of Regular Broker-Dealers. A fund may acquire securities issued by one or more of its “regular brokers or dealers,” as defined in Rule 10b-1 under the 1940 Act. Rule 10b-1 provides that a “regular broker or dealer” is one of the ten brokers or dealers that, during the fund’s last fiscal year: (1) received the greatest dollar amount of brokerage commissions from participating, either directly or indirectly, in the fund’s portfolio transactions, (2) engaged as principal in the largest dollar amount of the fund’s portfolio transactions or (3) sold the largest dollar amount of the fund’s securities. The following is a list of the issuers of the securities, and the aggregate value per issuer, of a fund’s regular brokers or dealers held by such fund as of October 31, 2020:

Fund	Broker-Dealer	Aggregate Value (in 000’s)
Capital Appreciation	Goldman Sachs & Co. LLC	$1,682
International Stock	UBS Financial Services, Inc.	$81
International Stock	SG Americas LLC	$33
Growth & Income	J.P. Morgan Securities LLC	$23,104
International	BNP Paribas Securities Corp	$7,870
Core Bond	Wells Fargo Securities LLC	$16,427
Core Bond	J.P. Morgan Securities LLC	$15,233
Core Bond	BOFA Securities Inc.	$13,041
Core Bond	Morgan Stanley & Co. LLC	$7,862
Core Bond	Citigroup Global Markets, Inc.	$8,448
Core Bond	Deutsche Bank Securities, Inc.	$2,148
Core Bond	HSBC Securities, Inc.	$2,912
Core Plus Bond	Wells Fargo Securities LLC	$17,743
Core Plus Bond	J.P. Morgan Securities LLC	$26,397
Core Plus Bond	BOFA Securities Inc.	$18,823
Core Plus Bond	Morgan Stanley & Co. LLC	$13,288
Core Plus Bond	Citigroup Global Markets, Inc.	$13,868
Core Plus Bond	HSBC Securities, Inc.	$5,860
Core Plus Bond	Goldman Sachs & Co. LLC	$14,473
Unconstrained Bond	Wells Fargo Securities LLC	$38,393
Unconstrained Bond	BOFA Securities Inc.	$13,189
Unconstrained Bond	J.P. Morgan Securities LLC	$26,691
Unconstrained Bond	Citigroup Global Markets, Inc.	$21,621
Unconstrained Bond	Morgan Stanley & Co. LLC	$3,324
Unconstrained Bond	UBS Financial Services, Inc.	$4,083

G.	Distribution of Shares

Distribution. Shares of each fund are offered continuously through CFD, a subsidiary of Carillon Tower and Eagle, and through other participating dealers or banks that have dealer agreements with the Distributor. The Distributor receives commissions consisting of that portion of the sales load remaining after the dealer concession is paid to participating dealers or banks. Such dealers may be deemed to be underwriters pursuant to the 1933 Act.

The following table describes the compensation paid to the principal underwriter, CFD, for the fiscal year ended October 31, 2020 (amounts have been rounded to the nearest whole dollar):

Fund	Underwriting Fee	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation(a)
Capital Appreciation	$6,479	$0	$1,630	$580,627
International Stock	$184	$0	$46	$29,932
Growth & Income	$14,665	$0	$459	$1,487,724
Mid Cap Growth	$22,343	$0	$1,758	$3,369,231
Small Cap Growth	$7,460	$0	$568	$1,743,419
International	$725	$0	$3	$3,664
Mid Cap	$5,631	$0	$205	$295,567
Small Cap	$866	$0	$98	$91,686
Core Bond	$3,470	$0	$60	$165,759
Core Plus Bond	$7,809	$0	$2,619	$123,947
Unconstrained Bond	$1,594	$0	$6	$60,236

(a) Fees paid by the funds pursuant to Rule 12b-1 are provided in the “Rule 12b-1 Distribution Plan” section below.

The following table sets forth the aggregate amount of underwriting fee paid to and retained by CFD from Capital Appreciation, International Stock, Growth & Income, Mid Cap Growth, Small Cap Growth, International, Mid Cap, Small Cap, Core Bond, Core Plus Bond and Unconstrained Bond with respect to the fiscal years indicated (amounts have been rounded to the nearest whole dollar).

Fund	11/1/19-10/31/20	11/1/18-10/31/19	11/1/17-10/31/18
Capital Appreciation	$6,479	$4,362	$12,576
International Stock	$184	$205	$2,197
Growth & Income	$14,665	$34,894	$16,056
Mid Cap Growth	$22,343	$36,428	$81,804
Small Cap Growth	$7,460	$12,353	$21,153
Scout International	$725	$2,025	$58
Scout Mid Cap	$5,631	$19,501	$20,922
Scout Small Cap	$866	$3,628	$3,694
Reams Core Bond	$3,470	$4	$480
Reams Core Plus	$7,809	$33	$13
Reams Unconstrained	$1,594	$91	$0

The Distributor and financial intermediaries or banks with whom the Distributor has entered into dealer agreements offer shares of each fund as agents on a best efforts basis and are not obligated to sell any specific amount of shares. In this connection, the Distributor makes distribution and servicing payments to participating financial intermediaries.

Carillon Tower has entered into agreements with the Distributor and other financial intermediaries or service providers to provide certain services on behalf of the funds. Such services include, but are not limited to, account opening, record retention, processing cash receipts from and disbursements to shareholders and preparing account statements. The Distributor’s role is that of an underwriter and it serves only as an agent for accepting shareholder instructions and does not maintain brokerage accounts for any shareholders. As compensation, Carillon Tower pays from its own resources, not out of fund assets (i.e., without additional cost to the funds or their shareholders), a service fee of up to 0.25% of average daily net assets of each fund to the Distributor and other broker-dealers. CFD’s address is 880 Carillon Parkway, St Petersburg, FL 33716.

Distribution Agreements. Each fund has adopted a distribution agreement pursuant to which the Distributor bears the cost of making information about each fund available through advertising, sales literature and other means, the cost of printing and mailing prospectuses to persons other than shareholders, and salaries and other expenses relating to selling efforts. The Distributor also pays service fees, excluding business related to Class R-6 shares, to dealers for providing personal services to shareholders and for maintaining shareholder accounts. Each fund pays the cost of registering and qualifying its shares under state and federal securities laws and typesetting of its prospectuses and printing and distributing prospectuses to existing shareholders.

The distribution agreement may be terminated at any time on 60 days written notice without payment of any penalty by either party. Each fund may effect such termination by vote of a majority of the outstanding voting securities of a fund or by vote of a majority of the Independent Trustees. For so long as such a plan is in effect, selection and nomination of the Independent Trustees shall be committed to the discretion of such disinterested persons.

Rule 12b-1 Distribution Plan. Each fund has adopted a distribution plan under Rule 12b-1 for each class of shares (each a “Plan” and collectively the “Plans”). These Plans permit a fund to pay the Distributor the monthly distribution and service fee (“12b-1 fee”) out of the fund’s net assets to finance activity that is intended to result in the sale and retention of each class of shares. Because these fees are paid out of a fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The funds used all Class A, Class C, Class Y, and Class R-3 12b-1 fees to pay the Distributor. Each Plan was approved by the Board, including a majority of the Independent Trustees. In approving such Plans, the Board determined that there is a reasonable likelihood that each fund and its shareholders will benefit from each Plan. Each Plan may be terminated by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of a class of a fund. The Board reviews quarterly a written report of Plan costs and the purposes for which such costs have been incurred. A Plan may be amended by vote of the Board, including a majority of the Independent Trustees, cast in person at a meeting called for such purpose. Any change in a Plan that would increase materially the distribution cost to a class requires shareholder approval of that class.

The Distribution Agreements and each Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (1) by the vote of a majority of the

Independent Trustees and (2) by the vote of a majority of the entire Board cast in person at a meeting called for that purpose. If a Plan is terminated, the obligation of a fund to make payments to the Distributor pursuant to the Plan will cease and the fund will not be required to make any payment past the date the Plan terminates.

As compensation for services rendered and expenses borne by the Distributor in connection with the distribution of Class A shares and in connection with personal services rendered to Class A shareholders and the maintenance of Class A shareholder accounts, each fund, except Capital Appreciation Fund and Growth & Income Fund, may pay the Distributor distribution and service fees of up to 0.35% of that fund’s average daily net assets attributable to Class A shares of that fund. Capital Appreciation Fund and Growth & Income Fund may pay the Distributor distribution and service fees of up to 0.50% of that fund’s average daily net assets attributable to Class A shares of that fund. Currently, each fund pays the Distributor a fee of up to 0.25% of its average daily net assets attributable to Class A shares. These fees are computed daily and paid monthly. The Distributor, on Class A shares, may retain the first 18 months’ distribution fee for reimbursement of amounts paid to the broker-dealer at the time of purchase.

As compensation for services rendered and expenses borne by the Distributor in connection with the distribution of Class C shares and in connection with personal services rendered to Class C shareholders and the maintenance of Class C shareholder accounts, each fund pays the Distributor a service fee of 0.25% and a distribution fee of 0.75% of that fund’s average daily net assets attributable to Class C shares. These fees are computed daily and paid monthly. The Distributor, on Class C shares, may retain the first 12 months’ distribution fee for reimbursement of amounts paid to the broker-dealer at the time of purchase.

As compensation for services rendered and expenses borne by the Distributor in connection with the distribution of Class Y shares and, in connection with personal services rendered to Class Y shareholders and the maintenance of Class Y shareholder accounts, each fund offering Class Y shares is authorized to pay a maximum distribution and service fee of up to 0.25% of average daily net assets attributable to Class Y shares. The funds’ Board of Trustees has approved a current fee of 0.25% on Class Y shares.

As compensation for services rendered and expenses borne by the Distributor in connection with the distribution of Class R-3 shares and in connection with personal services rendered to Class R-3 shareholders and the maintenance of Class R-3 shareholder accounts, each fund offering Class R-3 shares pays the Distributor a service fee of 0.25% and a distribution fee of 0.25% of that fund’s average daily net assets attributable to Class R-3 shares. These fees are computed daily and paid monthly.

With respect to Class I, Class R-5 and Class R-6 shares, the funds offering such shares do not currently pay the Distributor a Rule 12b-1 fee. However, Carillon Tower or any third party may make payments for the sale and distribution of Class I, Class R-5 and Class R-6 shares from its own resources.

The following table illustrates the amount of class specific 12b-1 fees paid by each fund to the Distributor for the fiscal year ended October 31, 2020. 12b-1 payments are made to the Distributor for distribution services designed to promote the sale and retention of fund shares.

Fund	Class A	Class C	Class Y	Class R-3
Capital Appreciation	$432,856	$145,165	$36	$2,570
International Stock	$7,528	$17,872	$23	$4,509

Fund	Class A	Class C	Class Y	Class R-3
Growth & Income	$406,259	$1,074,500	$250	$6,715
Mid Cap Growth	$1,823,432	$1,331,088	$9,700	$205,011
Small Cap Growth	$879,809	$565,891	$44	$297,675
International	$2,078	$1,512	$27	$47
Mid Cap	$47,880	$184,283	$50,321	$13,083
Small Cap	$28,622	$61,927	$311	$826
Core Bond	$4,073	$31,234	$38,678	$88
Core Plus Bond	$3,313	$15,972	$104,595	$67
Unconstrained Bond	$1,596	$7,321	$51,291	$55

H.	Payments to Dealers

The Distributor may elect to re-allow the entire initial sales charge to dealers for all sales with respect to which orders are placed with the Distributor during a particular period. Dealers to whom substantially the entire sales charge is re-allowed may be deemed to be “underwriters” as that term is defined under the 1933 Act.

The Financial Adviser through which you purchase your shares may receive all or a portion of the sales charges and Rule 12b-1 fees discussed above. In addition to those payments, Carillon Tower or one or more of its corporate affiliates (collectively, the “Affiliates”) may make additional cash payments to intermediaries in connection with the promotion and sale of shares of funds. Affiliates make these payments from their own resources, which in the case of the Distributor may include the retention of underwriting concessions and payments the Distributor receives under the Rule 12b-1 plans. These additional cash payments are described below. The categories described below are not mutually exclusive. The same financial intermediary may receive payments under more than one or all categories. Many financial intermediaries that sell shares of funds receive one or more types of these cash payments. Financial intermediaries negotiate the cash payments to be paid on an individual basis. Where services are provided, the costs of providing the services and the overall package of services provided may vary from one financial intermediary to another. Affiliates do not make an independent assessment of the cost of providing such services.

In this context, “financial intermediaries” include any broker, dealer, bank (including bank trust departments), registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with one or more of the Affiliates.

Revenue Sharing Payments. Affiliates make revenue sharing payments as incentives to certain financial intermediaries to promote and sell shares of funds. Revenue sharing arrangements are not financed by the funds, and thus, do not result in increased fund expenses. The benefits that Affiliates receive when they make these payments include, among other things, placing funds on the financial intermediary’s funds sales system, placing funds on the financial intermediary’s preferred or recommended fund list, and access (in some cases on a preferential basis over other competitors) to individual members of the financial intermediary’s sales force or to the financial intermediary’s management. Revenue sharing payments are sometimes referred to as “shelf space” payments because the payments compensate the financial intermediary for including funds in its fund sales system (on its “sales shelf”). Affiliates compensate financial intermediaries differently depending typically on the level and/or type of considerations provided by the financial intermediary.

The revenue sharing payments Affiliates make may be calculated on sales of shares of funds (“Sales-Based Payments”). Such payments also may be calculated on the average daily net assets of the applicable funds attributable to that particular financial intermediary (“Asset-Based Payments”). Sales-Based Payments primarily create incentives to make new sales of shares of funds and Asset-Based Payments primarily create incentives to retain previously sold shares of funds in investor accounts. Affiliates may pay a financial intermediary either or both Sales-Based Payments and Asset-Based Payments.

Administrative and Processing Support Payments. Affiliates also make payments to certain financial intermediaries that sell fund shares for certain administrative services, including record keeping and sub-accounting shareholder accounts. Payments for these services typically do not exceed 0.25% of average annual assets. Affiliates also make payments to certain financial intermediaries that sell fund shares in connection with client account maintenance support, statement preparation and transaction processing. The types of payments that Affiliates make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a financial intermediary, payment of networking or other recordkeeping fees, or one-time payments for ancillary services such as setting up funds on a financial intermediary’s mutual fund trading systems. To the extent that these services replace services that would otherwise be provided by the funds’ transfer agent or would otherwise be a direct obligation of the funds, the funds, subject to limits authorized by the Board, reimburse an Affiliate for these payments as a transfer agent out-of-pocket expense.

Other Cash Payments. From time to time, Affiliates, at their expense, may provide additional compensation or waive or reimburse costs to financial intermediaries which sell or arrange for the sale of shares of the funds. This additional compensation, waiver or reimbursement may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as Financial Industry Regulatory Authority, Inc. Affiliates make payments for entertainment or other events they deem appropriate, subject to Affiliate guidelines and applicable law. These payments, waivers or reimbursements may vary depending upon the nature of the event or the relationship. Such compensation provided by Affiliates may include financial assistance to financial intermediaries that enable Affiliates to

•	participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees,
•	client entertainment, client and investor events, and other financial intermediary-sponsored events, and
•	travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips.

Payments from Carillon or its Affiliates to financial intermediaries also may include the payment or reimbursement of all or a portion of “ticket charges.” Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of the funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Payments made with respect to certain classes of shares may create an incentive for an intermediary to promote or favor certain share classes of the funds.

Affiliates are motivated to make the payments, waivers or reimbursements described above since they promote the sale of fund shares and the retention of those investments by clients of financial intermediaries. To the extent financial intermediaries sell more shares of funds or retain shares of funds in their clients’ accounts, Affiliates benefit from the incremental management and other fees paid to Affiliates by the funds with respect to those assets.

In certain cases these payments could be significant to the financial intermediary. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus and SAI. You can ask your financial intermediary about any payments it receives from Affiliates or the funds, as well as about fees and/or commissions it charges.

XIII.	Additional Services to the Funds

Transfer Agent and Fund Accounting Services. USB is the transfer and dividend disbursing agent and fund accountant for each fund.

Each fund pays directly for fund accounting and transfer agent services. Transfer agent fees are paid according to a fee schedule based principally on the number of accounts serviced. Fund accounting fees are paid based on a percentage of fund assets. Carillon Fund Services, Inc. (“CFS”), a subsidiary of Carillon Tower, serves as the shareholder servicing agent for each fund.

The following table shows the fees paid to the transfer agent for each of the indicated periods for all funds:

	Transfer Agent Fees Paid
Fund	11/1/19-10/31/20	11/1/18-10/31/19	11/1/17-10/31/18
Capital Appreciation	$503,146	$488,179	$397,169
International Stock	$26,382	$29,366	$34,715
Growth & Income	$697,463	$613,181	$524,731
Mid Cap Growth	$3,363,418	$3,486,985	$2,505,041
Small Cap Growth	$2,255,719	$3,097,333	$3,635,882
International	$641,242	$756,910	$1,063,191
Mid Cap	$2,491,883	$2,636,047	$2,010,500
Small Cap	$314,486	$337,323	$324,552
Core Bond	$226,562	$138,142	$148,541
Core Plus Bond	$655,698	$567,056	$383,803
Unconstrained Bond	$878,092	$1,052,409	$1,310,002

The following table shows the fees paid to the fund accountant for each of the indicated periods for all funds:

	Fund Accounting Fees Paid
Fund	11/1/19-10/31/20	11/1/18-10/31/19	11/1/17-10/31/18
Capital Appreciation	$41,048	$41,898	$38,280
International Stock	$13,866	$20,328	$25,524

	Fund Accounting Fees Paid
Fund	11/1/19-10/31/20	11/1/18-10/31/19	11/1/17-10/31/18
Growth & Income	$58,589	$56,811	$47,948
Mid Cap Growth	$454,498	$395,896	$265,768
Small Cap Growth	$258,162	$335,981	$409,863
International	$55,626	$66,574	$103,967
Mid Cap	$203,195	$213,650	$182,907
Small Cap	$25,765	$28,462	$28,585
Core Bond	$39,096	$25,046	$26,101
Core Plus Bond	$79,465	$65,110	$69,836
Unconstrained Bond	$89,743	$101,394	$120,022

Custodian. U.S. Bank, N.A., 1555 North RiverCenter Drive, Suite 302, Milwaukee, WI 53212, serves as custodian of each fund’s assets. The custodian also serves as the funds’ securities lending agent and provides portfolio accounting and certain other services for the funds.

Legal Counsel. K&L Gates LLP, 1601 K Street NW, Washington, D.C. 20006, serves as counsel to the funds.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, 4040 W. Boy Scout Boulevard, Suite 1000, Tampa, Florida, 33607 is the independent registered public accounting firm for the funds.

Potential Liability

Delaware statutory trust law entitles shareholders to the same limitation of personal liability extended to stockholders of Delaware for-profit corporations. The Trust’s Agreement and Declaration of Trust provides that shareholders shall be entitled, to the fullest extent permitted by law, to the same limitation of personal liability as is extended under the Delaware General Corporation Law to shareholders of private corporations for profit.

Delaware law provides that, except to the extent otherwise provided in the governing instrument of a Delaware statutory trust, a trustee or any other person managing the trust, when acting in such capacity, will not be personally liable to any person other than the trust or a shareholder of the trust for any act, omission or obligation of the trust or any trustee thereof. The Agreement and Declaration of Trust of the Trust provides that trustees, officers, employees and agents of the trust are not personally liable for an obligation of the trust unless they have engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties of their office. The Trust’s Agreement and Declaration of Trust also states that, except as required by the 1940 Act, no trustee, officer, employee or agent of the trust shall owe any fiduciary duties to the trust or any series or to any shareholder or any other person.

APPENDIX A

INVESTMENT TYPES GLOSSARY

Equity Securities:

Common Stocks. Common stocks represent the residual ownership interest in the issuer. They are entitled to the income and increase in the value of the assets and business of the entity after all of its obligations, including preferred stock, are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Convertible Securities. Convertible securities include corporate bonds, notes and preferred stock that can be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible stock matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The market value of convertible securities tends to decline as interest rates increase and, conversely, increases as interest rates decline. While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock. Please see the discussion of “Investment Grade/Lower Rated Securities” below for additional information.

Money Market Instruments. The funds intend to hold some cash, short-term debt obligations, government securities or other high-quality money market investments for reserves to cover redemptions and unanticipated expenses. The funds may also invest in shares of one or more money market funds, as described below. There may also be times when the funds attempt to respond to adverse market, economic, political or other conditions by investing a higher percentage of its assets in cash or in those types of money market investments for temporary, defensive purposes. During those times, each fund may not be able to pursue its investment objective or follow its principal investment strategies and, instead, will focus on preserving your investment. The types of short-term debt obligations, government securities or other high-quality money market investments readily changeable into cash in which a fund may invest are:

(1) direct obligations of the U.S. government such as bills, notes and other debt securities issued by the U.S. Treasury;

(2) certificates of deposit, bankers’ acceptances and other short-term obligations issued domestically by U.S. commercial banks having assets of at least $1 billion and which are members of the FDIC or holding companies of such banks;

(3) commercial paper of companies rated P-2 or higher by Moody’s or A-2 or higher by S&P®, or if not rated by either Moody’s or S&P®, a company’s commercial paper may be purchased by a fund if the company has an outstanding bond issue rated Aa or higher by Moody’s or AA or higher by S&P®;

(4) short-term debt securities that are non-convertible, have one year or less remaining to maturity at the date of purchase, and are rated Aa or higher by Moody’s or AA or higher by S&P®;

(5) negotiable certificates of deposit and other short-term debt obligations of savings and loan associations having assets of at least $1 billion and which are members of the Federal Home Loan Banks Association and insured by the Federal Savings and Loan Insurance Corporation; and

(6) repurchase agreements secured by issues of the U.S. Treasury or U.S. government and other collateral acceptable to the Advisor.

Exchange-Traded Funds (“ETFs”). Many ETFs are index funds that trade like stocks on major stock exchanges. ETFs provide an inexpensive alternative for investing in whole indexes, industries or sectors. ETFs are also available for individual corporations, real estate investment trusts, international securities, bonds, and commodities. Unlike traditional mutual funds, ETFs can be purchased throughout the normal trading day and the market price of the ETFs shares may trade at a discount to their NAV.

Preferred Stock. A preferred stock blends some of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership but does not have the seniority of a bond, and its participation in the issuer’s growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors if the issuer is dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

Real Estate Investment Trusts (“REITs”). Equity REITs own real estate properties, and their revenue comes principally from rent. Mortgage REITs loan money to real estate owners, and their revenue comes principally from interest earned on their mortgage loans. Hybrid REITs combine characteristics of both equity and mortgage REITs. The value of an equity REIT may be affected by changes in the value of the underlying property, while a mortgage REIT may be affected by the quality of the credit extended. The performance of both types of REITs depends upon conditions in the real estate industry, management skills and the amount of cash flow. The risks associated with REITs include defaults by borrowers, self-liquidation, failure to qualify for tax-free pass-through of distributed net income and net realized gains under the Code, failure to qualify as an exempt entity under the 1940 Act and the fact that REITs are not diversified.

Warrants and Rights. Warrants may be either perpetual or of limited duration but they usually do not have voting rights or pay dividends. The market price of warrants is usually significantly less than the current price of the underlying stock. Thus, there is a greater risk that warrants might drop in value at a faster rate than the underlying stock.

Debt Securities:

Debt Securities. The market value of debt securities is influenced primarily by changes in the level of interest rates. Generally, as interest rates rise, the market value of debt securities decreases. Conversely, as interest rates fall, the market value of debt securities increases. Factors that could result in a rise in interest rates, and a decrease in the market value of debt securities, include an increase in inflation or inflation expectations, an increase in the rate of U.S. economic growth, an increase in the federal budget deficit or an increase in the price of commodities such as oil.

Corporate Debt Obligations. Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt instruments. Investors in corporate debt securities lend money to the issuing corporation in exchange for interest payments and repayment of the principal at a set maturity date. Rates on corporate debt securities are set according to prevailing interest rates at the time of the issue, the credit rating of the issuer, the length of the maturity and other terms of the security, such as a call feature. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. Please see the discussion of “Investment Grade/Lower Rated Securities” below for additional information.

Fixed and Floating Rate Loans. Fixed and floating rate loans (“Loans”) are loans arranged through private negotiations between a corporate borrower or a foreign sovereign entity and one or more financial institutions (“Lenders”). Loans may be in the form of participations in Loans (“Participations”) and assignments of all or a portion of Loans from third parties (“Assignments”). These investments are considered to be investments in debt securities.

Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt that carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time, and bonds issued in exchange for the advancement of new money by existing lenders. Discount bonds issued to date under the framework of the Brady Plan generally have borne interest computed semi-annually at a rate equal to 13/16 of one percent above the then-current six month London Inter-Bank Offered Rate (“LIBOR”).

Foreign Debt Securities. A foreign debt security may have fixed and floating rate income securities (including emerging market securities), all or a portion of which may be non-U.S. dollar denominated and which include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities; (b) debt obligations of supranational entities; (c) debt obligations of the U.S. Government issued in non-dollar securities; (d) debt obligations and other fixed income securities of foreign corporate issuers (both dollar and non-dollar denominated); and (e) U.S. corporate issuers (both Eurodollar and non-dollar denominated).

Investment Grade/Lower Rated Securities:

Investment Grade Securities. Investment grade securities include securities rated BBB or above by Standard & Poor’s (“S&P”), Baa or above by Moody’s Investors Service, Inc. (“Moody’s”), or BBB or above by Fitch Ratings Ltd. (“Fitch”) or, if unrated, are deemed to be of comparable quality by a fund’s portfolio manager. Securities may be rated by other nationally recognized statistical rating organizations (“NRSROs”) and these ratings may be higher or lower. When ratings from multiple agencies are available, the highest is used, consistent with the funds’ portfolio investment processes. Credit quality ratings are subject to change without notice. For more information on S&P’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage. For more information on Moody’s rating methodology, please visit moodys.com and select “Rating Methodologies” under Research & Ratings on the homepage. For more information on Fitch’s rating methodology, please visit fitchratings.com and select “Ratings Definitions” at the bottom of the homepage.

Carillon Tower also performs its own fundamental credit analysis of each security. As part of its fundamental credit analysis, Carillon Tower considers various criteria, including industry specific actions, peer comparisons, payment ranking, and structure-specific characteristics. Any securities that are not rated by S&P, Moody’s, or Fitch are analyzed and monitored by Carillon Tower on an ongoing basis. For these securities, Carillon Tower uses its own credit analysis to assign ratings in categories similar to those of S&P or Moody’s. The use of similar categories is not an indication that Carillon Tower’s credit analysis process is consistent or comparable with that of S&P’s, Moody’s, Fitch’s or any other NRSRO’s process were S&P, Moody’s, Fitch or any other NRSRO to rate the same security. Government securities that are issued or guaranteed as to principal and interest by the U.S. government are not rated, but are treated by the funds as being rated AAA and Aaa for credit quality purposes.

Lower Rated / High Yield Securities. Lower rated/high-yield securities are securities rated below investment grade, i.e., rated below BBB by S&P, below Baa by Moody’s, or below BBB by Fitch, or unrated securities determined to be below investment grade by its portfolio manager. These securities are commonly referred to as “high yield securities” and are deemed to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions. These securities are subject to specific risks that may not be present with investments of higher grade securities.

Variable- or Floating-Rate Securities.

Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable- or floating-rate securities is ordinarily a percentage of a bank’s prime rate or is determined by reference to the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates or some other objective measure.

Variable- or floating-rate securities frequently include a demand feature entitling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time on seven days’ notice. In other cases, the demand feature is exercisable at any time on 30 days’ notice or on similar notice at intervals of not more than one year. Some securities which do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics. When considering the maturity of any instrument which may be sold or put to the issuer or a third party, a fund may consider that instrument’s maturity to be shorter than its stated maturity.

Institutional Term Loans:

Institutional term loans or other bank loans are typically originated, negotiated and structured by a U.S. commercial bank or other financial institution that acts as agent for a syndicate of loan investors. A fund may invest in institutional term or bank loans that are structured as senior floating rate debt securities or loan participation interests.

Municipal Obligations:

Municipal obligations are issued by or on behalf of states, the District of Columbia and U.S. territories and possessions and their political subdivisions, agencies and instrumentalities. The interest on municipal obligations is generally excludable from gross income for federal income tax purposes (“tax-exempt”) but may be an item of tax preference for purposes of the federal alternative minimum tax. A fund will rely on an opinion of the issuer’s bond counsel at the time municipal obligations are issued to determine the excludability of interest thereon.

There are many different types of municipal obligations. The principal types include “general obligation” securities, which are backed by a municipality’s full taxing power, and “revenue” securities, which are backed only by the income from a specific project, facility or tax. Municipal obligations also include (1) private activity bonds (“PABs”), which are issued by or on behalf of public authorities but are not backed by the credit of any governmental or public authority, (2) “anticipation notes,” which are issued by municipalities in expectation of future proceeds from the issuance of bonds or from taxes or other revenues and are payable from those bond proceeds, taxes or revenues and (3) tax-exempt commercial paper, which is issued by municipalities to help finance short-term capital or operating requirements.

Short-Term Money Market Instruments:

Bankers’ Acceptances. Bankers’ acceptances generally are negotiable instruments (time drafts) drawn to finance the export, import, domestic shipment or storage of goods. They are termed “accepted” when a bank writes on the draft its agreement to pay it at maturity, using the word “accepted.” The bank is, in effect, unconditionally guaranteeing to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset, or it may be sold in the secondary market at the going rate of interest for a specified maturity. Maturities on bankers’ acceptances that are eligible for purchase usually range from 20 to 180 days but may extend for longer periods.

Bank Time Deposits. Bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

Certificates of Deposit (“CDs”). CDs available for investment by the funds are issued by domestic institutions with assets in excess of $1 billion. The FDIC is an agency of the U.S. Government that insures the deposits of certain banks and savings and loan associations up to $250,000 per deposit. The interest on such deposits may not be insured to the extent this limit is exceeded. Current federal regulations also permit such institutions to issue insured negotiable CDs in amounts of $250,000 or more, without regard to the interest rate ceilings on other deposits. To remain fully insured, these investments must be limited to $250,000 per insured bank or savings and loan association.

Commercial Paper. Commercial paper includes notes, drafts or similar instruments payable on demand or having a maturity at the time of issuance not exceeding nine months, exclusive of days of grace or any renewal thereof. See Appendix B for a description of commercial paper ratings.

Repurchase and Reverse Repurchase Agreements:

Repurchase Agreements. A repurchase agreement is a transaction in which a fund purchases securities and commits to resell the securities to the original seller at an agreed upon date. The resale price reflects a market rate of interest that is unrelated to the coupon rate or maturity of the purchased securities.

Reverse Repurchase Agreements. Under a reverse repurchase agreement, a fund sells securities and agrees to repurchase them at a mutually agreed to price. If required, at the time a fund enters into a reverse repurchase agreement, it will earmark on the fund’s books and records liquid securities, marked-to-market daily, having a value not less than the repurchase price (including accrued interest).

U.S. Government and Zero Coupon Securities:

U.S. Government Securities. U.S. Government Securities are securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchases certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. Those securities bear fixed, floating or variable rates of interest. Interest may fluctuate based on generally recognized reference rates or the relationship of rates.

Zero Coupon and Step Coupon Securities and Pay-In-Kind Bonds. Zero coupon and step coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. Zero coupon and step coupon securities are issued and traded at a discount from their face amount or par value, which discount rate varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security, and the perceived credit quality of the issuer.

Pay-in-kind bonds pay all or a portion of their interest in the form of debt or equity securities. Pay-in-kind bonds may also be issued by a wide variety of corporate and governmental issuers.

Pass-through Securities:

Mortgage-Backed Securities. Mortgage-backed securities are pools of mortgage loans that are assembled as securities for sale to investors by various governmental, government-related and private organizations. Mortgage-backed securities are “pass through” securities, meaning that a pro rata share of regular interest and principal payments, as well as unscheduled early prepayments, on the underlying mortgage pool is passed through to the holder.

Asset-Backed Securities. Asset-backed securities are securities that are secured or “backed” by pools of various types of assets on which cash payments are due at fixed intervals over set periods of time. Asset-backed securities are “pass through” securities, meaning that principal and interest payments made by the borrower on the underlying assets are passed through to the holder.

To-Be-Announced Securities. A to-be-announced mortgage-backed security (“TBA”) is a mortgage-backed security, such as a Ginnie Mae pass-through security, that is purchased or sold with specific pools of cash that will constitute that Ginnie Mae pass-through security, to be announced on a future settlement date. At the time of purchase of a TBA, the seller does not specify the particular mortgage-backed securities to be delivered but rather agrees to accept any mortgage-backed security that meets specified terms. A fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying mortgages until shortly before it issues the mortgage-backed security. TBAs increase interest rate risks because the underlying mortgages may be less favorable than anticipated by a fund. As a purchaser of a TBA, a fund will earmark cash or liquid securities in accordance with procedures adopted by the Board equal to the value of the TBA, marked-to-market daily in accordance with pertinent Commission positions. As a seller of a TBA, a fund will earmark in accordance with procedures adopted by the Board the equivalent deliverable security up to the obligation required to be delivered.

Foreign Securities Exposure:

Depositary Receipts. Sponsored or unsponsored European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), International Depositary Receipts (“IDRs”), Special Drawing Rights (“SDRs”) or other similar securities represent interests in or convertible into securities of foreign issuers (collectively, “Depositary Receipts”). Depositary Receipts are not necessarily denominated in the same currency as the underlying securities into which they may be converted and are subject to foreign securities risks, as discussed below.

EDRs and IDRs are receipts typically issued by a European bank or trust company evidencing ownership of the underlying foreign securities. GDRs are issued globally for trading in non-U.S. securities markets and evidence a similar ownership arrangement.

Euro/Yankee Bonds. A fund may invest in dollar-denominated bonds issued by foreign branches of domestic banks (“Eurobonds”) and dollar-denominated bonds issued by a U.S. branch of a foreign bank and sold in the U.S. (“Yankee bonds”).

Eurodollar Certificates. A fund may purchase CDs issued by foreign branches of domestic and foreign banks. Domestic and foreign Eurodollar certificates, such as CDs and time deposits, may be general obligations of the parent bank in addition to the issuing branch or may be limited by the terms of a specific obligation or governmental regulation.

Foreign Securities. The fund may invest in securities of companies that are organized in, based in, and/or have their primary listing on non-U.S. markets including emerging markets.

American Depositary Receipts (“ADRs”):

Sponsored and unsponsored ADRs are receipts that represent interests in, or are convertible into, securities of foreign issuers. These receipts are not necessarily denominated in the same currency as the underlying securities into which they may be converted.

ADRs may be purchased through “sponsored” or “unsponsored” facilities and also include New York Shares (“NYRs”). A sponsored facility is established jointly by the issuer of the underlying security and a depository, whereas a depository may establish an unsponsored facility without participation by the issuer of the depository security. Generally, ADRs in registered form are designed for use in the U.S. securities market and ADRs in bearer form are designed for use outside the U.S. For purposes of certain investment limitations, ADRs are considered to be foreign securities and are subject to many of the risks inherent in investing in foreign securities, as discussed previously.

Derivatives - Futures, Forwards, Options and Hedging Transactions:

General Description. Certain financial instruments (“Derivatives”), include futures contracts (sometimes referred to as “futures”), options, options on futures and forward currency contracts, to attempt to hedge the fund’s investment portfolio as discussed below.

Hedging strategies can be broadly categorized as “short hedges” and “long hedges.” A short hedge is the purchase or sale of a Derivative intended partially or fully to offset potential declines in the value of one or more investments held in a fund’s investment portfolio. Thus, in a short hedge, a fund takes a position in a Derivative whose price is expected to move in the opposite direction of the price of the investment being hedged. A long hedge is the purchase or sale of a Derivative intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the fund intends to acquire. Thus, in a long hedge, a fund takes a position in a Derivative whose price is expected to move in the same direction as the price of the prospective investment being hedged.

Derivatives on securities generally are used to hedge against price movements in one or more particular securities positions that a fund owns or intends to acquire. Derivatives on indices may be used to hedge broad market sectors.

Options:

Options may include options on securities, equity and debt indices and currencies.

Characteristics of Options Trading. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

Futures and Options on Futures:

Guidelines and Characteristics of Futures and Options on Futures Trading. The purchase of futures or call options on futures can serve as a long hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indices. Similarly, writing put options on futures contracts can serve as a limited long hedge. Futures contracts and options on futures contracts can also be purchased and sold to attempt to enhance income or yield.

Stock and Bond Index Futures. A stock or bond index assigns relative values to the common stocks or bonds comprised in the index. In an index futures contract, a party agrees to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities in the index is made.

The risk of imperfect correlation between movements in the price of an index futures contract and movements in the price of the securities that are the subject of the hedge increases as the composition of a fund’s portfolio diverges from the securities included in the applicable index. The price of the index futures may move more than or less than the price of the securities being hedged. If the price of the futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, a fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures contracts, a fund may buy or sell index futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the prices of such securities is more than the historical volatility of the index. It is also possible that, where a fund has sold futures contracts to hedge its securities against decline in the market, the market may advance and the value of securities held by the fund may decline. If this occurred, the fund would lose money on the futures contract and also experience a decline in value in its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indices upon which the futures contracts are based.

Where index futures contracts are purchased to hedge against a possible increase in the price of securities before a fund is able to invest in securities in an orderly fashion, it is possible that the market may decline instead. If a fund then concludes not to invest in securities at that time because of concern as to possible further market decline for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

Forward Currency Contracts. A forward currency contract involves an obligation of a fund to purchase or sell specified currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

Forward currency transactions may serve as long hedges – for example, a fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that it intends to acquire. Forward currency contract transactions also may serve as short hedges – for example, a fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or from a dividend or interest payment on a security denominated in a foreign currency.

The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, a fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Combined Transactions. A fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of its overall position. For example, a fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

A fund’s options and futures activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by a fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once a fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by a fund may also cause the sale of related investments, and increasing turnover; although such exercise is within the fund’s control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. A fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

Swaps, Caps, Floors and Collars:

Among the transactions into which a fund may enter are interest rate, currency, index and total return swaps and the purchase or sale of related caps, floors and collars. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular predetermined asset, reference rate or index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Forward Commitments:

A fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time (“forward commitments”). In such transactions, securities are purchased or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction.

Illiquid and Restricted Securities:

Illiquid securities are securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. OTC options and their underlying collateral are currently considered to be illiquid investments. Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933. Not all restricted securities are deemed illiquid for the purposes noted in this section.

Index Securities:

Index Securities represent interests in a fixed portfolio of common stocks designed to track the price and dividend yield performance of a broad-based securities index, such as the Standard & Poor’s 500 Composite Stock Index (“S&P 500 Index”), but are traded on an exchange like shares of common stock. The value of Index Securities fluctuates in relation to changes in the value of the underlying portfolio of securities. However, the market price of Index Securities may not be equivalent to the pro rata value of the index it tracks. Index Securities are subject to the risks of an investment in a broadly based portfolio of common stocks.

Short Sales:

A short sale is a transaction in which a fund sells a security it does not own in anticipation that the market price of that security will decline.

When a fund makes a short sale, it will often borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. In connection with short sales of securities, a fund may pay a fee to borrow securities or maintain an arrangement with a broker to borrow securities, and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

APPENDIX B

SHORT-TERM RATINGS

The rating services’ descriptions of commercial paper ratings in which the fund may invest are:

Description of Moody’s Investors Service, Inc. (“Moody’s”) Short-Term Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated Prime-1 are rated in the highest category by Moody’s national scale and have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of S&P Global Ratings’s Short-Term Issue Ratings

A S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion evaluates S&P Global Ratings’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by S&P Global from other sources it considers reliable. S&P Global Ratings does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Short-term ratings are generally assigned to those obligations considered short-term in the relevant market, typically with an original maturity of no more than 365 days. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.

A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by S& P Global Ratings’s national scale. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations rated ‘A-1’. However, the obligor’s capacity to meet its financial commitment on the obligation relative to other national obligors is satisfactory.

A-3: A short-term obligation rated ‘A-3’ denotes adequate protection parameters relative to other short-term national obligations. It is, however, more vulnerable to adverse effects of changes in circumstances than obligations carrying the higher designations.

B: A short-term obligation rated ‘B’ denotes weak protection parameters relative to other short-term national obligations. It is vulnerable to adverse business, financial, or economic conditions and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C: A short-term obligation rated ‘C’ denotes doubtful capacity for payment.

SD and D: A short-term obligation rated ‘SD’ (selective default) or ‘D’ is in default or in breach in one or more of its financial obligations, whether long- or short-term, including rated and unrated obligations. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer. A ‘SD’ rating is assigned when the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely matter.

Note: Dual Ratings. Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+’).

Description of Fitch’s Short-Term Issuer Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1: Highest short-term credit quality assigned by Fitch’s national scale.

Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good short-term credit quality.

Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality.

The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality.

Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk.

Default is a real possibility.

RD: Restricted default.

Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D: Default

Indicates a broad-based default event for an entity, or the default of a short-term obligation.

LONG-TERM RATINGS

The rating services’ descriptions of corporate debt ratings in which the fund may invest are:

Description of Moody’s Investors Service, Inc. Long-Term Corporate Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default or impairment on contractual financial obligations and any financial loss suffered in the event of default or impairment.

Aaa: Obligations rated Aaa are judged to be of the highest quality by Moody’s national scale, with minimal risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Description of S&P Global Ratings’s Long-Term Issue Credit Ratings

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Issue credit ratings are based, in varying degrees, on the following considerations:

•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation;

•

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

AAA: An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity of the obligor to meet its financial commitment on the obligation.

Note: BB, B, CCC, CC, and C. Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘CC’ the highest. While such obligors will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C: An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

SD and D: An obligation rated ‘SD’ (selective default) or ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An ‘SD’ rating is assigned when S&P Global Ratings believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. A rating on an obligor is lowered to ‘D’ or ‘SD’ if it is conducting a distressed debt restructuring.

Note: Plus (+) or minus (-). The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Description of Fitch’s Long-Term Issuer Credit Ratings

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs). IDRs opine on an entity’s relative vulnerability to default on financial obligations. The “threshold” default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch Ratings website.

AAA: Highest credit quality assigned by Fitch’s national scale.

‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality.

‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality.

‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality.

‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative.

‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.

B: Highly speculative.

‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial credit risk.

Default is a real possibility.

CC: Very high levels of credit risk.

Default of some kind appears probable.

C: Near default.

A default or default-like process has begun, or the issuer is in standstill, or, for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c. the formal announcement by the issuer or their agent of a distressed debt exchange; or

d. a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.

RD: Restricted default.

‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:

a. the selective payment default on a specific class or currency of debt;

b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

d. execution of a distressed debt exchange on one or more material financial obligations.

D: Default.

‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or that has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note:

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below ‘B’.

APPENDIX C

FUND INVESTMENT SUMMARY

The following chart summarizes the types of investments or strategies in which each fund may invest.

Investment Type	Capit al Appr eciati on	Inter natio nal Stock	Gro wth & Inco me	Mid Cap Gro wth	Small Cap Gro wth	Inter natio nal	Mid Cap	Small Cap	Core Bond	Core Plus Bond	Unc onst rained Bond

Equity Securities	●	●	●	●	●	●	●	●			●

Common Stocks	●	●	●	●	●	●	●	●			●

Convertible Securities	●	●	●	●	●	●	●	●	●	●	●

Preferred Stock	●	●	●	●	●	●	●	●			●

REITs	●	●	●	●	●	●	●	●			●

Warrants	●	●	●	●	●	●	●	●			●

Rights	●	●	●	●	●	●	●	●			●

Debt Securities			●	●	●	●	●	●	●	●	●

Corporate Debt			●	●	●	●	●	●	●	●	●

Lower rated/High Yield			●	●	●					●	●

Variable or Floating Rate Securities									●	●	●

Bankers Acceptances	●	●	●	●	●	●	●	●	●	●	●

Bank Time Deposits	●	●	●	●	●				●	●	●

Certificate of Deposit in institution w/assets greater than $1 billion	●	●	●	●	●	●	●	●	●	●	●

Commercial paper of P- 1 or P- 2 or A-1 and A-2			●	●	●	●	●	●	●	●	●

Repurchase Agreements			●	●	●	●	●	●	●	●	●

Investment Type	Capit al Appr eciati on	Inter natio nal Stock	Gro wth & Inco me	Mid Cap Gro wth	Small Cap Gro wth	Inter natio nal	Mid Cap	Small Cap	Core Bond	Core Plus Bond	Unc onst rained Bond

Reverse Repurchase Agreements			●	●	●				●	●	●

Mortgage Dollar Rolls and Sale-Buybacks									●	●	●

Loan Interests									●	●	●

Institutional Term Loans									●	●	●

U.S. Gov’t Securities	●	●	●	●	●	●	●	●	●	●	●

Mortgage-Backed Securities			●	●	●				●	●	●

Other Asset-Backed Securities			●	●	●	●	●	●	●	●	●

To-Be-Announced Securities									●	●	●

Municipal Obligations	●	●	●	●	●				●	●	●

Zero Coupon, Step Coupon and Pay-in-Kind Securities			●						●	●	●

Total Foreign Securities Exposure including ADRs		●	●	●	●	●	●	●	●	●	●

ADRs		●	●	●	●	●	●	●	●	●	●

EDRs		●	●	●	●	●	●	●

GDRs		●	●	●	●	●	●	●

IDRs		●	●	●	●	●	●	●

Depositary receipts		●	●	●	●	●	●	●

Euro/Yankee Bonds		●							●	●	●

Investment Type	Capit al Appr eciati on	Inter natio nal Stock	Gro wth & Inco me	Mid Cap Gro wth	Small Cap Gro wth	Inter natio nal	Mid Cap	Small Cap	Core Bond	Core Plus Bond	Unc onst rained Bond

Eurodollar Certificates		●	●								●

Emerging markets	●	●	●	●	●	●	●	●	●	●	●

Investing through Stock Connect.						●					●

Futures Contracts and Options on Futures Contracts			●	●					●	●	●

Options Contracts			●	●					●	●	●

Forward Contracts			●	●						●	●

Stock Index Futures			●	●							●

Foreign currencies		●	●	●	●	●				●	●

Foreign currency hedging options										●	●

Foreign currency hedging futures										●	●

Forward Currency Contracts	●	●	●	●						●	●

Combined transactions with options, futures and forwards			●	●		●			●	●	●

Swaps, Caps, Floors, Collars, Options on swaps, Credit default swaps									●	●	●

Forward Commitments			●						●	●	●

Investment Type	Capit al Appr eciati on	Inter natio nal Stock	Gro wth & Inco me	Mid Cap Gro wth	Small Cap Gro wth	Inter natio nal	Mid Cap	Small Cap	Core Bond	Core Plus Bond	Unc onst rained Bond

Short Sales			●	●	●				●	●	●

Illiquid Securities	●	●	●	●	●	●	●	●	●	●	●

Investment Companies, including money market funds and ETFs	●	●	●	●	●	●	●	●

Foreign Investment Companies	●	●	●	●	●					●	●

Index Securities	●	●	●	●	●	●	●	●	●	●	●

When-Issued & Delayed Delivery Transactions						●			●	●	●

Loans of Portfolio Securities	●	●	●	●	●	●	●	●	●	●	●

Temporary Defensive Measures	●	●	●	●	●				●	●	●

Cyber Security	●	●	●	●	●	●	●	●	●	●	●

PART C. OTHER INFORMATION

Item 28. Exhibits

(a)	(i)	Certificate of Trust, dated May 5, 2017, is incorporated by reference to Post-Effective Amendment No. 88 to the Registrant’s Registration Statement on Form N-1A, File No. 033-57986, filed previously on June 30, 2017 (“PEA No. 88”)

	(ii)	Agreement and Declaration of Trust, dated May 5, 2017, is incorporated by reference to PEA No. 88

(b)	By-laws, dated May 5, 2017, is incorporated by reference to PEA No. 88

(c)	Shareholders’ rights are contained in Articles III, IV, VI, VII, IX, X and XI of the Registrant’s Agreement and Declaration of Trust and Articles III, VII and IX of the Registrant’s By-laws

(d)	(i)	Investment Advisory Agreement between Registrant and Carillon Tower Advisers, Inc. (“Carillon Tower”), dated November 20, 2020 – filed herewith

	(ii)	Subadvisory Agreement between Carillon Tower and ClariVest Asset Management LLC (“ClariVest”) with respect to Carillon ClariVest Capital Appreciation Fund, dated August 14, 2020 — filed herewith

	(iii)	Subadvisory Agreement between Carillon Tower and ClariVest with respect to Carillon ClariVest International Stock Fund, dated August 14, 2020 — filed herewith

	(iv)	Subadvisory Agreement between Carillon Tower and Eagle Asset Management, Inc. (“Eagle”), dated November 17, 2017, is incorporated by reference to Post-Effective Amendment No. 93 to the Registrant’s Registration Statement on Form N-1A, File No. 033-57986, filed previously on December 22, 2017 (“PEA No. 93”)

	(v)	Subadvisory Agreement between Carillon Tower and Scout Investments, Inc. (“Scout Investments”), dated November 20, 2020 — filed herewith

	(vi)	Expense Limitation Agreement between Registrant and Carillon Tower, dated November 20, 2020 — filed herewith

(e)	Distribution Agreement between Registrant and Carillon Fund Distributors, Inc., dated November 18, 2017, is incorporated by reference to PEA No. 93

(f)	Bonus, profit sharing or pension plans — none

(g)	(i)	Custody Agreement between Registrant and U.S. Bank National Association, dated August 31, 2015, is incorporated by reference to Post-Effective Amendment No. 84 to the Trust’s Registration Statement on Form N-1A, File No. 033-57986, filed previously on February 29, 2016 (“PEA No. 84”)

	(ii)	Assignment and Second Amendment to the Custody Agreement between Registrant and U.S. Bank National Association, dated November 17, 2017, is incorporated by reference to PEA No. 93Assignment and Second Amendment to the Custody Agreement between Registrant and U.S. Bank National Association, dated November 17, 2017, is incorporated by reference to PEA No. 93

(h)	(i)	Transfer Agent Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC (“USBFS”), dated August 31, 2015, is incorporated by reference to PEA No. 84Transfer Agent Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC (“USBFS”), dated August 31, 2015, is incorporated by reference to PEA No. 84

	(ii)	Assignment and First Amendment to the Transfer Agent Servicing Agreement between Registrant and USBFS, dated November 17, 2017, is incorporated by reference to PEA No. 93

	(iii)	Agency and Service Agreement between Registrant and Carillon Fund Services, Inc., dated November 18, 2017, is incorporated by reference to PEA No. 93

	(iv)	Administration Agreement between Registrant and Carillon Tower, dated November 18, 2017, is incorporated by reference to PEA No. 93

	(v)	Fund Sub-Administration Servicing Agreement between Eagle and USBFS, dated August 31, 2015, is incorporated by reference to PEA No. 84

	(vi)	Assignment and Second Amendment to the Fund Sub-Administration Servicing Agreement between Eagle and USBFS, dated November 17, 2017, is incorporated by reference to PEA No. 93

	(vii)	Fund Accounting Servicing Agreement between Registrant and USBFS, dated August 31, 2015, is incorporated by reference to PEA No. 84

	(viii)	Assignment and Second Amendment to the Fund Accounting Servicing Agreement between Registrant and USBFS, dated November 17, 2017, is incorporated by reference to PEA No. 93

	(ix)	Securities Lending Agreement between U.S. Bank National Association and Carillon Series Trust, dated May 15, 2019, is incorporated by reference to Post-Effective Amendment No. 98 to the Trust’s Registration Statement on Form N-1A, File No. 033-57986, filed previously on February 27, 2020

(i)	Opinion and consent of counsel — filed herewith

(j)	Consent of Independent Registered Certified Public Accounting Firm — filed herewith

(k)	Financial statements omitted from prospectus — none

(l)	Letter of investment intent, dated March 8, 1993, is incorporated by reference to Post-Effective Amendment No. 10 to the Trust’s Registration Statement on Form N-1A, SEC File No. 033-57986, filed previously on November 30, 1995

(m)	(i)	Class A Distribution Plan Pursuant to Rule 12b-1, dated November 18, 2017, is incorporated by reference to PEA No. 93

	(ii)	Amended and Restated Schedule A to Class A Distribution Plan Pursuant to Rule 12b-1, dated November 18, 2017 and amended March 1, 2021 – filed herewith

	(iii)	Class C Distribution Plan Pursuant to Rule 12b-1, dated November 18, 2017, is incorporated by reference to PEA No. 93

	(iv)	Amended and Restated Schedule A to Class C Distribution Plan Pursuant to Rule 12b-1, dated November 18, 2017 and amended March 1, 2021– filed herewith

	(v)	Class I Distribution and Service Plan Pursuant to Rule 12b-1, dated November 18, 2017, is incorporated by reference to PEA No. 93

	(vi)	Class Y Distribution and Service Plan Pursuant to Rule 12b-1, dated November 18, 2017, is incorporated by reference to PEA No. 93

	(vii)	Amended and Restated Schedule A to Class Y Distribution and Service Plan Pursuant to Rule 12b-1, dated November 18, 2017 and amended March 1, 2021– filed herewith

	(viii)	Class R-3 Distribution and Service Plan Pursuant to Rule 12b-1, dated November 18, 2017, is incorporated by reference to PEA No. 93

	(ix)	Amended and Restated Schedule A to Class R3 Distribution and Service Plan Pursuant to Rule 12b-1, dated November 18, 2017 and amended March 1, 2021– filed herewith

	(x)	Class R-5 Distribution and Service Plan Pursuant to Rule 12b-1, dated November 18, 2017, is incorporated by reference to PEA No. 93

	(xi)	Class R-6 Distribution and Service Plan Pursuant to Rule 12b-1, dated November 18, 2017, is incorporated by reference to PEA No. 93

(n)	(i)	Multiple Class Plan pursuant to Rule 18f-3, dated November 18, 2017, is incorporated by reference to PEA No. 93

	(ii)	Amended and Restated Multiple Class Plan pursuant to Rule 18f-3, dated November 18, 2017 and amended March 1, 2021 – filed herewith

(p)	(i)	Code of Ethics for Carillon Tower, Eagle, Carillon Fund Distributors, Inc. and Carillon Series Trust, dated December 31, 2020 — filed herewith

	(ii)	Code of Ethics for ClariVest, dated October 1, 2020 — filed herewith

	(iii)	Code of Ethics for Scout Investments, dated August 1, 2020 — filed herewith

Other Exhibits

Powers of Attorney, dated February 12, 2021 – filed herewith

EX-101.INSXBRL	Instance Document

EX-101.SCHXBRL	Taxonomy Extension Schema Document

EX-101.CALXBRL	Taxonomy Extension Calculation Linkbase

EX-101.DEFXBRL	Taxonomy Extension Definition Linkbase

EX-101.LABXBRL	Taxonomy Extension Labels Linkbase

EX-101.PREXBRL	Taxonomy Extension Presentation Linkbase

Item 29. Persons Controlled by or under Common Control with Registrant

None

Item 30. Indemnification

Article IX, Section 9.2 of the Trust’s Agreement and Declaration of Trust provides that:

(a) Subject to the exceptions and limitations contained in paragraph (b) below, every person who is or has been a Trustee or an officer or employee of the Trust or is or was serving at the request of the Trust as a trustee, director, officer, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (a “Covered Person”) shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of being or having been a Covered Person and against amounts paid or incurred by him in the settlement thereof. As used herein, the words “claim”, “action”, “suit” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal, investigative or other, including appeals), actual or threatened, and the words “liability” and “expenses” shall include, without limitation, attorney’s fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities whatsoever.

(b) To the extent required under the 1940 Act, but only to such extent, no indemnification shall be provided hereunder to a Covered Person: (i) who shall have been adjudicated by a court or body before which the proceeding was brought to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties expressly set forth herein; or (ii) in the event of a settlement, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (A) by the court or other body approving the settlement, (B) by at least a majority of those Trustees who are neither interested persons of the Trust nor parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry), or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c) To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the person or persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

(d) To the maximum extent permitted by law, expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 9.2 shall be paid by the Trust from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust if it is ultimately determined that he is not entitled to indemnification under this Section 9.2; provided, however, that any such advancement will be made in accordance with any conditions required by the Commission. The advancement of any expenses pursuant to this paragraph (d) shall under no circumstances be considered a “loan” under the Sarbanes-Oxley Act of 2002 or for any other reason.

(e) Any repeal or modification of this Article IX or adoption or modification of any other provision of this Declaration of Trust inconsistent with this Article IX shall be prospective only to the extent that such repeal or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification or right to advancement of expenses available to any Covered Person with respect to any act or omission that occurred prior to such repeal, modification or adoption.

(f) Notwithstanding any other provision in this Declaration of Trust to the contrary, any liability and/or expense against which any Covered Person is indemnified under this Section 9.2 and any advancement of expenses that any Covered Person is entitled to be paid under paragraph (d) shall be deemed to be joint and several obligations of the Trust and each Series, and the assets of the Trust and each Series shall be subject to the claims of any Covered Person therefor under this Article IX; provided that (i) any such liability, expense or obligation may be allocated and charged by the Trustees between or among the Trust and/or any one or more Series (and Classes) in such manner as the Trustees in their sole discretion deem fair and equitable; and (ii) the Trustees may determine that any such liability, expense, or obligation should not be allocated to one or more Series (and Classes), and such Series or Classes shall not be liable therefor as provided under Section 3.2(a).

(g) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, and shall inure to the benefit of the heirs, executors and administrators of a Covered Person.

(h) Nothing contained herein shall affect any rights to indemnification to which any Covered Person or other person may be entitled by contract or otherwise under law or prevent the Trust from entering into any contract to provide indemnification to any Covered Person or other person. Without limiting the foregoing, the Trust may, in connection with any transaction permitted by this Declaration of Trust, including the acquisition of assets subject to liabilities or a merger or consolidation pursuant to Section 10.2 hereof, assume the obligation to indemnify any person, including a Covered Person, or otherwise contract to provide such indemnification, and such indemnification shall not be subject to the terms of this Article IX unless otherwise required under applicable law.

Article IX, Section 9.1 of the Trust’s Agreement and Declaration of Trust further provides that:

(a) Except as required by the 1940 Act, no Trustee, officer, employee or agent of the Trust shall owe any fiduciary duties to the Trust or any Series or to any Shareholder or any other person. The Trustees, officers, employees and agents of the Trust shall only have the duty to perform their respective obligations expressly set forth herein in a manner that does not constitute willful misfeasance, bad faith, gross negligence or reckless disregard of their respective duties as a Trustee, officer, employee or agent expressly set forth in this Declaration of Trust.

(b) To the extent that, at law (common or statutory) or in equity, the Trustees, officers, employees or agents of the Trust otherwise have duties (including fiduciary duties) and liabilities relating thereto, such duties (including fiduciary duties) and liabilities are eliminated and replaced by the duties and liabilities of the Trustees, officers, employees and agents of the Trust as expressly set forth herein

(c) Except as otherwise expressly set forth herein, the officers, employees and agents of the Trust shall not have any personal liability to any person other than the Trust or its

Shareholders for any act, omission or obligation of the Trust or any Trustee. No officer, employee or agent of the Trust shall be liable to the Trust or its Shareholders for any act or omission or any conduct whatsoever; provided that nothing contained herein shall protect any officer, employee or agent against any liability to the Trust or its Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties as an officer, employee or agent as expressly set forth herein.

(d) A Trustee shall be liable for his own willful misfeasance, bad faith, gross negligence or reckless disregard of his duties expressly set forth herein, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law. Subject to the foregoing: (i) the Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any other person, including any officer, agent, employee, independent contractor or consultant, nor shall any Trustee be responsible for the act or omission of any other Trustee; (ii) the Trustees may rely upon advice of legal counsel or other experts and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice; and (iii) the Trustees shall be entitled to rely upon the records of the Trust and upon information, opinions, reports or statements presented by another Trustee or any officer, employee or agent of the Trust, or by any other person, as to matters reasonably believed to be within such person’s professional or expert competence. The appointment, designation or identification of a Trustee as an expert on any topic or in any area (including an audit committee financial expert), or any other special appointment, designation or identification of a Trustee, shall not impose on that Trustee any standard of care or liability that is greater than that imposed on him as a Trustee in the absence of the appointment, designation or identification, and no Trustee who has special skills or expertise, or is appointed, designated or identified as aforesaid, shall be held to a higher standard of care by virtue thereof. The Trustees shall not be required to give any bond as such, nor any surety if a bond is obtained.

According to Article XI, Section 11.1 of the Trust’s Declaration of Trust, the Trust is a trust, not a partnership. Trustees are not liable personally to any person extending credit to, contracting with or having any claim against the Trust or any Series. A Trustee, however, is not protected from liability due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Paragraph 8 of the Investment Advisory Agreement provides that Carillon Tower shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or any Series in connection with the matters to which the Advisory Agreement relate except a loss resulting from the willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Advisory Agreement. Any person, even though also an officer, partner, employee, or agent of Carillon Tower, who may be or become an officer, Board member, employee or agent of the Trust shall be deemed, when rendering services to the Trust or acting in any business of the Trust, to be rendering such services to or acting solely for the Trust and not as an officer, partner, employee, or agent or one under the control or direction of Carillon Tower even though paid by it.

Paragraph 9 of the Subadvisory Agreement with ClariVest provides that, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties hereunder, the Subadviser shall not be subject to any liability to the Manager, the Trust or their directors, Trustees, officers or shareholders, for any act or omission in the course of, or connected with, rendering services under the Subadvisory Agreement. However, the Subadviser shall indemnify and hold harmless such parties from any and all claims, losses, expenses, obligations and liabilities (including reasonable attorneys’ fees) which arise or result from the Subadviser’s willful misfeasance, bad faith, gross negligence or reckless disregard of its duties under the Subadvisory Agreement.

Paragraph 9 of the Subadvisory Agreement with Eagle provides that, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties hereunder, the Subadviser shall not be subject to any liability to the Manager, the Trust or their directors, Trustees, officers or shareholders, for any act or omission in the course of, or connected with, rendering services hereunder. However, the Subadviser shall indemnify and hold harmless such parties from any and all claims, losses, expenses, obligations and liabilities (including reasonable attorneys’ fees) which arise or result from the Subadviser’s willful misfeasance, bad faith, gross negligence or reckless disregard of its duties hereunder.

Paragraph 9 of the Subadvisory Agreement with Scout Investments provides that, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties hereunder, the Subadviser shall not be subject to any liability to the Manager, the Trust or their directors, Trustees, officers or shareholders, for any act or omission in the course of, or connected with, rendering services hereunder. However, the Subadviser shall indemnify and hold harmless such parties from any and all claims, losses, expenses, obligations and liabilities (including reasonable attorneys’ fees) which arise or result from the Subadviser’s willful misfeasance, bad faith, gross negligence or reckless disregard of its duties hereunder.

Paragraph 9 of the Distribution Agreement provides that the Trust agrees to indemnify, defend and hold harmless the Distributor, its several officers and directors, and any person who controls the Distributor within the meaning of Section 15 of the 1933 Act from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Distributor, its officers or directors, or any such controlling person may incur under the 1933 Act or under common law or otherwise arising out of or based upon any alleged untrue statement of a material fact contained in the Registration Statement, Prospectus or Statement of Additional Information or arising out of or based upon any alleged omission to state a material fact required to be stated in either thereof or necessary to make the statements in either thereof not misleading, provided that in no event shall anything contained in the Distribution Agreement be construed so as to protect the Distributor against any liability to the Trust or its shareholders to which the Distributor would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Distribution Agreement. The Trust shall not indemnify the Distributor for certain conduct, including any alleged untrue statement of a material fact contained in information furnished in writing by the Distributor to the Trust for use in the Registration Statement, Prospectus or Statement of Additional Information or arising out of or based upon any alleged omission to state a material fact in connection with such information required to be stated in the Registration Statement, Prospectus or Statement of Additional Information or necessary to make such information not misleading. The Distributor agrees that it shall look only to the assets of a particular Series, as applicable, and not to any other Series for satisfaction of any obligation created by this Section or otherwise arising under the Distribution Agreement.

Paragraph 12 of the Administration Agreement states that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or any Series in connection with the matters to which the Administration Agreement relate except a loss resulting from the willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Administration Agreement. Any person, even though also an officer, partner, employee, or agent of the Administrator, who may be or become an officer, trustee, employee or agent of the Trust shall be deemed, when rendering services to the Trust or acting in any business of the Trust, to be rendering such services to or acting solely for the Trust and not as an officer, partner, employee, or agent or one under the control or direction of the Administrator even though paid by it.

Section 6.A. of the Sub-Administration Servicing Agreement states that USBFS shall at all times act in good faith and exercise reasonable care and due diligence in the performance of its duties under this Agreement. USBFS shall not be liable for any error of judgment or mistake of law or for any loss suffered by Carillon Tower in connection with its duties under this Agreement, including losses resulting from mechanical breakdowns or the failure of communication or power supplies beyond USBFS’ reasonable control, except a loss arising out of or relating to USBFS’ refusal or failure to comply with the terms of this Agreement or from its bad faith, negligence, or willful misconduct in the performance of its duties under this Agreement. Notwithstanding any other provision of this Agreement, if USBFS has acted in good faith and exercised reasonable care and due diligence in the performance of its duties under this Agreement, Carillon Tower shall indemnify and hold harmless USBFS from and against any and all third party claims, demands, losses, expenses, and liabilities (including reasonable attorneys’ fees and costs) that USBFS may sustain or incur or that may be asserted against USBFS by any person arising out of any action taken or omitted to be taken by it in performing the services hereunder (i) in accordance with the foregoing standards, or (ii) in reliance upon any written or oral instruction provided to USBFS by any duly authorized officer of Carillon Tower, or any duly authorized officer of a Trust approved by the Trust’s Board of Trustees, except for any and all claims, demands, losses, expenses, and liabilities arising out of or relating to USBFS’ refusal or failure to comply with the terms of this Agreement or from its bad faith, negligence or willful misconduct in the performance of its duties under this Agreement. This indemnity shall be a continuing obligation of Carillon Tower, its successors and assigns, notwithstanding the termination of this Agreement. As used in this paragraph, the term “USBFS” shall include USBFS’ directors, officers and employees USBFS shall indemnify and hold Carillon Tower harmless from and against any and all third party claims, demands, losses, expenses, and liabilities (including reasonable attorneys’ fees and costs) that Carillon Tower may sustain or incur or that may be asserted against Carillon Tower by any person arising out of or related to any action taken or omitted to be taken by USBFS as a result of USBFS’ refusal or failure to comply with the terms of this Agreement, or from its bad faith, negligence, or willful misconduct in the performance of its duties under this Agreement, or from any allegations that the services provided by USBFS misappropriated, infringes and/or violates and/or Carillon Tower’s or Trusts’ use of USBFS’ services in accordance with the terms of this Agreement constitutes a misappropriation, infringement and/or violation of any intellectual property rights of any party. This indemnity shall be a continuing obligation of USBFS, its successors and assigns, notwithstanding the termination of this Agreement. As used in this paragraph, the term “Carillon Tower” shall include its directors, officers and employees.

Neither party to this Agreement shall be liable to the other party for consequential, special or punitive damages under any provision of this Agreement.

Section 9.01 of the Custody Agreement states that the Custodian shall act on good faith and exercise reasonable care and diligence such as a person having responsibility for the provision of such services to a management investment company, registered under the 1940 Act would exercise in the performance of its duties under this Agreement. The Custodian shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trusts in connection with its duties under this Agreement, except a loss arising out of or relating to the Custodian’s (or a Sub-Custodian’s) refusal or failure to comply with the terms of this Agreement (or any sub-custody agreement) or from its (or a Sub-Custodian’s) bad faith, negligence or willful misconduct in the performance of its duties under this Agreement (or any sub-custody agreement). The Custodian shall be entitled to rely on and may act upon advice of counsel on all matters, and shall be without liability for any action reasonably taken or omitted pursuant to such advice. The Custodian shall promptly notify the Trusts of any action taken or omitted by the Custodian pursuant to advice of counsel.

Section 7.A. of the Transfer Agent Servicing Agreement states that USBFS shall at all times act in good faith and exercise reasonable care and due diligence in the performance of its duties under this Agreement. USBFS shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trusts in connection with its duties under this Agreement, including losses resulting from mechanical breakdowns or the failure of communication or power supplies beyond USBFS’s reasonable control, except a loss arising out of or relating to USBFS’s refusal or failure to comply with the terms of this Agreement or from its bad faith, negligence, or willful misconduct in the performance of its duties under this Agreement. Notwithstanding any other provision of this Agreement, if USBFS acted in good faith and exercised reasonable care and due diligence in the performance of its duties under this Agreement, the Trust shall indemnify and hold harmless USBFS from and against any and all third party claims, demands, losses, expenses, and liabilities (including reasonable attorneys’ fees and costs) that USBFS may sustain or incur or that may be asserted against USBFS by any person arising out of any action taken or omitted to be taken by it in performing the services hereunder (i) in accordance with the foregoing standards, or (ii) in reliance upon any written or oral instruction provided to USBFS by any duly authorized officer of the Trust, as approved by its Board of Trustees (the “Board of Trustees”), except for any and all claims, demands, losses, expenses, and liabilities arising out of or relating to USBFS’s refusal or failure to comply with the terms of this Agreement or from its bad faith, negligence or willful misconduct in the performance of its duties under this Agreement. This indemnity shall be a continuing obligation of the Trust, its successors and assigns, notwithstanding the termination of this Agreement. As used in this paragraph, the term “USBFS” shall include USBFS’s directors, officers and employees.

USBFS shall indemnify and hold the Trust harmless from and against any and all third party claims, demands, losses, expenses, and liabilities (including reasonable attorneys’ fees and costs) that the Trust may sustain or incur or that may be asserted against the Trust by any person arising out of or related to any action taken or omitted to be taken by USBFS as a result of USBFS’s refusal or failure to comply with the terms of this Agreement, or from its bad faith, negligence, or willful misconduct in the performance of its duties under this Agreement, or from any allegations that the services provided by USBFS misappropriated, infringes and/or violates and/or the Trust’s use of the USBFS services in accordance with the terms of this Agreement constitutes a misappropriation, infringement and/or violation of any intellectual property right of any party. This indemnity shall be a continuing obligation of USBFS, its successors and assigns, notwithstanding the termination of this Agreement. As used in this paragraph, the term “Trust” shall include the Carillon Family of Funds’ trustees, officers and employees.

Neither party to this Agreement shall be liable to the other party for consequential, special or punitive damages under any provision of this Agreement.

Section 9.A of the Fund Accounting Services Agreement provides that USBFS shall at all times act in good faith and exercise reasonable care and due diligence in the performance of its duties under this Agreement. Neither USBFS nor its suppliers shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trusts or any third party in connection with its duties under this Agreement, including losses resulting from mechanical breakdowns or the failure of communication or power supplies beyond USBFS’ reasonable control, except a loss arising out of or relating to USBFS’ refusal or failure to comply with the terms of this Agreement or from its bad faith, negligence, or willful misconduct in the performance of its duties under this Agreement or its suppliers’ bad faith, negligence, or willful misconduct. Notwithstanding any other provision of this Agreement, if USBFS acted in good faith and exercised reasonable care and due diligence in the performance of its duties under this Agreement, the Trust shall indemnify and hold harmless USBFS and its suppliers from and against any and all third party claims, demands, losses, expenses, and liabilities (including reasonable attorneys’ fees and costs) that USBFS may sustain or incur or that may be asserted against USBFS by any person arising out of or related to (X) any action taken or omitted to be taken by it in performing the services hereunder (i) in accordance with the foregoing standards, or (ii) in reliance upon any written or oral instruction provided to USBFS by any duly authorized officer of the Trust, as approved by its Board of Trustees, or (Y) the Data, or any information, service, report, analysis or publication derived therefrom, except for any and all claims, demands, losses, expenses, and liabilities arising out of or relating to USBFS’ refusal or failure to comply with the terms of this Agreement or from its bad faith, negligence or willful misconduct in the performance of its duties under this Agreement or its suppliers’ bad faith, negligence, or willful misconduct. This indemnity shall be a continuing obligation of the Trust, its successors and assigns, notwithstanding the termination of this Agreement. As used in this paragraph, the term “USBFS” shall include USBFS’ directors, officers and employees.

The Trust acknowledges that the Data are intended for use as an aid to institutional investors, registered brokers or professionals of similar sophistication in making informed judgments concerning securities. The Trust accepts responsibility for, and acknowledges it exercises its own independent judgment in, its selection of the Data, its selection of the use or intended use of such, and any results obtained. Nothing contained herein shall be deemed to be a waiver of any rights existing under applicable law for the protection of investors.

USBFS shall indemnify and hold the Trust harmless from and against any and all third party claims, demands, losses, expenses, and liabilities (including reasonable attorneys’ fees and costs) that the Trust may sustain or incur or that may be asserted against the Trust by any person arising out of or related to any action taken or omitted to be taken by USBFS as a result of USBFS’ refusal or failure to comply with the terms of this Agreement, or from its bad faith, negligence, or willful misconduct in the performance of its duties under this Agreement, or from any allegations that the services or Data provided by USBFS misappropriated, infringes and/or violates and/or the Trust’s use of the services or Data provided by USBFS in accordance with the terms of this Agreement constitutes a misappropriation infringement and/or violation of any intellectual property right of any party. This indemnity shall be a continuing obligation of USBFS, its successors and assigns, notwithstanding the termination of this Agreement. As used in this paragraph, the term “Trust” shall include the Carillon Family of Funds’ trustees, officers and employees.

Item 31.

I. Business and Other Connections of Investment Adviser

Carillon Tower Advisers, Inc. (“Carillon Tower”) is a Florida corporation and a registered investment adviser that offers investment management services. Carillon Tower provides investment advisory services to all Funds of the Trust. Carillon Tower’s offices are located at 880 Carillon Parkway, St. Petersburg, Florida 33716. Information as to the directors and officers of Carillon Tower is included in its current Form ADV filed with the SEC (File No. 801-100356). Raymond James Financial, Inc. (“RJF”) owns all shares of stock of Carillon Tower.

II. Business and Other Connections of Subadvisers

ClariVest Asset Management LLC (“ClariVest”), 3611 Valley Centre Drive, Suite 100, San Diego, CA 92130, is a Delaware limited liability company that offers subadvisory services and is a registered investment adviser. ClariVest provides subadvisory services to Capital Appreciation and International Stock. Information as to the officers and directors of ClariVest is included in the current Form ADV filed with the SEC (File No. 801-66386).

Eagle Asset Management, Inc. (“Eagle”), 880 Carillon Parkway, St. Petersburg, Florida 33716, is a Florida corporation and a registered investment adviser that offers subadvisory services. Eagle provides subadvisory services to Growth & Income, Mid Cap Growth and Small Cap Growth. Information as to the officers and directors of Eagle is included in its current Form ADV filed with the SEC (File No. 801-21343). RJF owns all shares of stock of Eagle.

Scout Investments, Inc. (“Scout Investments”), 1201 Walnut Street, 21st Floor, Kansas City, MO 64106, is a Missouri corporation and a registered investment adviser that offers investment advisory and subadvisory services. Scout Investments provides subadvisory services to Core Bond, Core Plus Bond, International, Mid Cap, Small Cap and Unconstrained Bond. Information as to the officers and directors of Scout Investments is included in its current Form ADV filed with the SEC (File No. 801-60188). RJF owns all shares of stock of Scout Investments.

Item 32. Principal Underwriter

(a) Carillon Fund Distributors, Inc., 880 Carillon Parkway, St. Petersburg, Florida 33716, is the principal underwriter for each series of the Registrant. Eagle owns 75% of the shares of the stock of Carillon Fund Distributors.

(b) The directors and officers of the Registrant’s principal underwriter are:

	Positions & Offices	Position
Name	with Underwriter	with Registrant
Susan Walzer	Director	PEO

Marshall Ollia	Senior Vice President, Treasurer, Chief Financial Officer, Financial Principal and Director	None

Derek Thieme	Comptroller, Assistant Treasurer	None

Steven B. Gilbert	Chief Executive Officer, President, Director	None

Damian Sousa	Vice President, Chief Compliance Officer	None

Michael Scharmer	Anti Money Laundering Officer	None

Robert Morrison	Corporate Counsel and Secretary	None

The business address for each of the above directors and officers is 880 Carillon Parkway, St. Petersburg, Florida 33716.

(c) Not applicable.

Item 33. Location of Accounts and Records

The books and other documents required by Rule 31a-1 under the Investment Company Act of 1940, as amended (“1940 Act”) are maintained in the physical possession of the Trust’s Custodian through February 28, 1994, except that: Carillon Tower, CFS and U.S. Bancorp maintain some or all of the records required by the 1940 Act; and the Subadvisers will maintain some or all of the records required by the 1940 Act. Since March 1, 1994, all required records are maintained by Carillon Tower and CFS at 880 Carillon Parkway, St. Petersburg, Florida 33716 and U.S. Bancorp at 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Item 34. Management Services

None.

Item 35. Undertakings

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant represents that this Amendment meets all the requirements for effectiveness pursuant to Rule 485(b) under the 1933 Act and has duly caused this Post-Effective Amendment No. 100 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Petersburg and the State of Florida, on the day of February 26, 2021.

CARILLON SERIES TRUST

By:	/s/ Susan L. Walzer
Susan L. Walzer
Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 100 to the Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Susan L. Walzer Susan L. Walzer	Principal Executive Officer	February 26, 2021

/s/ Deborah L. Talbot* Deborah L. Talbot	Board Chair	February 26, 2021

/s/ J. Cooper Abbott J. Cooper Abbott	Trustee	February 26, 2021

/s/ John Carter* John Carter	Trustee	February 26, 2021

/s/ Keith B. Jarrett* Keith B. Jarrett	Trustee	February 26, 2021

/s/ Jerry A. Webman* Jerry A. Webman	Trustee	February 26, 2021

/s/ Liana O’Drobinak* Liana O’Drobinak	Trustee	February 26, 2021

/s/ Carolyn K. Gill Carolyn K. Gill	Principal Financial Officer and Treasurer	February 26, 2021

*By:	/s/ Susan L. Walzer
Susan L. Walzer
Attorney-In-Fact

EXHIBIT INDEX

Exhibit	Description

EX-99.(d)(i)	Investment Advisory Agreement between Registrant and Carillon Tower, dated November 20, 2020

EX-99.(d)(ii)	Subadvisory Agreement between Carillon Tower and ClariVest with respect to Carillon ClariVest Capital Appreciation Fund, dated August 14, 2020

EX-99.(d)(iii)	Subadvisory Agreement between Carillon Tower and ClariVest with respect to Carillon ClariVest International Stock Fund, dated August 14, 2020

EX-99.(d)(v)	Subadvisory Agreement between Carillon Tower and Scout Investments, dated November 20, 2020

EX-99.(d)(vi)	Expense Limitation Agreement between Registrant and Carillon Tower, dated November 20, 2020

EX-99.(i)	Opinion and consent of counsel

EX-99.(j)	Consent of Independent Registered Certified Public Accounting Firm

EX-99.(m)(ii)	Amended and Restated Schedule A to Class A Distribution Plan Pursuant to Rule 12b-1, dated November 18, 2017 and amended March 1, 2021

EX-99.(m)(iv)	Amended and Restated Schedule A to Class C Distribution Plan Pursuant to Rule 12b-1, dated November 18, 2017 and amended March 1, 2021

EX-99.(m)(vii)	Amended and Restated Schedule A to Class Y Distribution and Service Plan Pursuant to Rule 12b-1, dated November 18, 2017 and amended March 1, 2021

EX-99.(m)(ix)	Amended and Restated Schedule A to Class R3 Distribution and Service Plan Pursuant to Rule 12b-1, dated November 18, 2017 and amended March 1, 2021

EX-99.(n)(ii)	Amended and Restated Multiple Class Plan pursuant to Rule 18f-3, dated November 18, 2017 and amended March 1, 2021

EX-99.(p)(i)	Code of Ethics for Carillon Tower, Eagle, Carillon Fund Distributors, Inc. and Carillon Series Trust, dated December 31, 2020

EX-99.(p)(ii)	Code of Ethics for ClariVest, dated October 1, 2020

EX-99.(p)(iii)	Code of Ethics for Scout Investments, dated August 1, 2020

Other Exhibit

Powers of Attorney, dated February 12, 2021

EX-101.INSXBRL	Instance Document

EX-101.SCHXBRL	Taxonomy Extension Schema Document

EX-101.CALXBRL	Taxonomy Extension Calculation Linkbase

EX-101.DEFXBRL	Taxonomy Extension Definition Linkbase

EX-101.LABXBRL	Taxonomy Extension Labels Linkbase

EX-101.PREXBRL	Taxonomy Extension Presentation Linkbase